EXHIBIT 10.51


Omissions denoted by any asterisks herein are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.
================================================================================



                              AGREEMENT OF PURCHASE

                               AND SALE OF ASSETS

                                  by and among

                      STAKER PAVING AND CONSTRUCTION, INC.
                            JACK B. PARSON COMPANIES

                                  as the Buyers

                                       and

                              VALLEY ASPHALT, INC.
                        GEODYNE BECK ROCK PRODUCTS, INC.
                          EAGLE VALLEY MATERIALS, INC.
                                  MONROC, INC.

                            WESTERN AGGREGATES, INC.

                                 as the Sellers

                                       and

                              U.S. AGGREGATES, INC.
                            OLDCASTLE MATERIALS, INC.

                                 March 30, 2001

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

RECITALS ......................................................................1

AGREEMENT......................................................................1

1.       Purchase and Sale of Assets...........................................2
         1.1.     Acquired Assets..............................................2
         1.1A.    Acquired Staker Assets.......................................3
         1.2.     Excluded Assets..............................................4
         1.2A.    Buyer Excluded Assets........................................4
         1.3.     Purchase Price...............................................5
         1.4.     Related Agreements...........................................8
         1.5.     Closing Date.................................................9

2.       Liabilities of the Operations.........................................9
         2.1.     Liabilities Assumed by Buyers................................9
         2.1A.    Liabilities Assumed by Sellers..............................10
         2.2.     Liabilities Not Assumed by Buyers...........................10
         2.2A.    Liabilities Not Assumed by Sellers..........................10

3.       Allocation of Purchase Price.........................................11

4.       Representations and Warranties of the Sellers........................11
         4.1.     Organization and Qualification..............................11
         4.2.     Authority...................................................11
         4.3.     Financial Condition.........................................12
                  4.3.1.   Financial Statements...............................12
                  4.3.2.   Absence of Certain Changes.........................12
                  4.3.3.   No Transfers.......................................13
         4.4.     Tax Matters.................................................13
                  4.4.1.   Tax Returns; Disputes..............................14
                  4.4.2.   Section 168........................................14
                  4.4.3.   FIRPTA.............................................14
                  4.4.4.   Tax Definitions....................................14
         4.5.     Litigation and Claims.......................................14
                  4.5.1.   Litigation Pending or Threatened...................14
                  4.5.2.   Operations Enjoined................................14
                  4.5.3.   Violation of Law; Permits..........................15
         4.6.     Properties and Assets of the Sellers........................15
                  4.6.1.   Title to Real Property.............................15
                           4.6.1.1.         Maintenance.......................18
                           4.6.1.2.         Assessments.......................18
                           4.6.1.3.         Binding Commitments...............18
                           4.6.1.4.         Title Documents...................18


                                       (i)
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                                                                            Page
                                                                            ----

                           4.6.1.5.         No Breach or Event of
                                             Default; Property Leases........19
                           4.6.1.6.         Violation of Law.................19
                           4.6.1.7.         Location.........................19
                  4.6.2.   Personal Property.................................19
         4.7.     Insurance..................................................20
         4.8.     Labor and Employment Matters...............................20
                  4.8.1.   Labor and Employment Definitions..................20
                  4.8.2.   Employee Benefit Plans............................21
                  4.8.3.   Benefit Obligations...............................22
                  4.8.4.   Performance.......................................22
                  4.8.5.   Compensation......................................22
                  4.8.6.   Resignations......................................22
                  4.8.7.   Collective Bargaining Agreements..................22
                  4.8.8.   [Reserved]........................................23
                  4.8.9.   Termination of Employment.........................23
         4.9.     Compensation of and Indebtedness to and from Employees.....23
                  4.9.1.   Employee Compensation.............................23
                  4.9.2.   Indebtedness......................................23
         4.10.    Contracts and Other Instruments............................23
                  4.10.1.  Contracts.........................................23
         4.11.    Environmental Matters......................................24
                  4.11.1.  Hazardous Materials...............................24
                  4.11.2.  Environmental Requirements........................24
                  4.11.3.  Notice of Violations..............................24
                  4.11.4.  Potentially Responsible Party.....................25
                  4.11.5.  Environmental Reports.............................25
                  4.11.6.  Definitions.......................................25
         4.12.    Agreement Not in Breach of Other Instruments...............26
         4.13.    Regulatory Approvals.......................................26
         4.14.    Inventories................................................27
         4.15.    Disclosure.................................................27
         4.16.    Brokerage..................................................27
         4.17.    Customers..................................................27
         4.18.    Product Liability..........................................27
         4.19.    Solvency...................................................28
         4.20.    Sufficiency of Assets......................................28
         4.21.    Preservation of Documents..................................28
         4.22.    Hart-Scott-Rodino..........................................28

5.       Representations and Warranties of the Buyers.........................28
         5.1.     Organization and Qualification..............................28
         5.2.     Authority...................................................28
         5.3.     Financial Condition.........................................28
                  5.3.1.   Financial Statements...............................28
                  5.3.2.   Absence of Certain Changes.........................29
                  5.3.3.   No Transfers.......................................30


                                      (ii)

                                                                            Page
                                                                            ----

         5.4.     Tax Matters.................................................30
                  5.4.1.   Tax Returns; Disputes..............................30
                  5.4.2.   SECTION 168........................................30
                  5.4.3.   FIRPTA.............................................31
         5.5.     Litigation and Claims.......................................31
                  5.5.1.   Litigation Pending or Threatened...................31
                  5.5.2.   Operations Enjoined................................31
                  5.5.3.   Violation of Law; Permits..........................31
         5.6.     Properties and Assets of Staker.............................31
                  5.6.1.   Title to Real Property.............................32
                           5.6.1.1.         Maintenance.......................34
                           5.6.1.2.         Assessments.......................35
                           5.6.1.3.         Binding Commitments...............35
                           5.6.1.4.         Title Documents...................35
                           5.6.1.5.         No Breach or Event of Default;
                                             Property Leases..................35
                           5.6.1.6.         Violation of Law..................35
                           5.6.1.7.         Location..........................36
                  5.6.2.   Personal Property..................................36
         5.7.     Insurance...................................................36
         5.8.     Labor and Employment Matters................................36
                  5.8.1.   Labor and Employment Definitions...................36
                  5.8.2.   Buyer Employee Benefit Plans.......................36
                  5.8.3.   Benefit Obligations................................37
                  5.8.4.   Performance........................................37
                  5.8.5.   Compensation.......................................37
                  5.8.6.   Resignations.......................................37
         5.9.     Compensation of and Indebtedness to and from Employees......38
                  5.9.1.   Employee Compensation..............................38
                  5.9.2.   Indebtedness.......................................38
         5.10.    Contracts and Other Instruments.............................38
                  5.10.1.  Contracts..........................................38
         5.11.    Environmental Matters.......................................39
                  5.11.1.  Hazardous Materials................................39
                  5.11.2.  Environmental Requirements.........................39
                  5.11.3.  Notice of Violations...............................39
                  5.11.4.  Potentially Responsible Party......................40
                  5.11.5.  Environmental Reports..............................40
                  5.11.6.  Definitions........................................40
         5.12.    Agreement Not in Breach of Other Instruments................40
         5.13.    Regulatory Approvals........................................41
         5.14.    Inventories.................................................41
         5.15.    Disclosure..................................................41
         5.16.    Brokerage...................................................41
         5.17.    Customers...................................................41
         5.18.    Product Liability...........................................42

                                     (iii)

         5.19.    Solvency....................................................42
         5.20.    Sufficiency of Assets.......................................42
         5.21.    Hart-Scott-Rodino...........................................42

6.       Employees............................................................42
         6.1.     Obligation to Employ........................................42
         6.2.     Offers to Employ............................................43

7.       Sellers' Closing Deliveries..........................................43
         7.1.     Permits, Approvals and Authorizations.......................43
         7.2.     No Challenge or Violation of Orders.........................43
         7.3.     Certain Documents...........................................43
         7.4.     [Reserved]..................................................45
         7.5.     Evidence of Title...........................................45
         7.6.     FIRPTA Affidavit............................................45

8.       Buyers' Closing Deliveries...........................................45
         8.1.     Permits, Approvals and Authorizations.......................45
         8.2.     No Challenge or Violation of Orders.........................45
         8.3.     Certain Documents...........................................45
         8.4.     [Reserved]..................................................46
         8.5.     [Reserved]..................................................46
         8.6.     Evidence of Title...........................................46
         8.7.     FIRPTA Affidavit............................................46

9.       Actions After the Closing Date.......................................46
         9.1.     Cooperation.................................................46
         9.2.     Further Assurances..........................................47
         9.3.     Non-interference............................................48
         9.4.     Seller's Covenants..........................................48
         9.5.     Legal Opinions..............................................48
         9.6.     BVD Option..................................................48
         9.7.     Lehi Put Right..............................................48

10.      Indemnification......................................................49
         10.1.1.  Indemnification of the Buyers...............................49
         10.1.2.  Indemnification of the Sellers..............................51
         10.2.    Survival....................................................52
                  10.2.1.  General Claims.....................................52
                  10.2.2.  Environmental Claims...............................52
                  10.2.3.  Claims Barred Only by the Applicable
                            Statute of Limitations............................53
                  10.2.4.  Maximum Amount.....................................53
         10.3.    Defense by the Indemnifying Party...........................54
         10.4.    Notice......................................................55
         10.5.    Waiver......................................................55



                                      (iv)

                                                                            Page
                                                                            ----

11.      Miscellaneous Provisions............................................55
         11.1.    Jurisdiction; Agent for Service............................55
         11.2.    Construction...............................................56
         11.3.    Notices....................................................56
         11.4.    Payment of Expenses........................................57
         11.5.    Assignment.................................................57
         11.6.    Amendments and Waiver......................................58
         11.7.    Survival...................................................58
         11.8.    Counterparts...............................................58
         11.9.    Headings...................................................58
         11.10.   Attorneys' Fees............................................58
         11.11.   Binding Nature of Agreement................................58
         11.12.   Severability...............................................58
         11.13.   Specific Performance.......................................58
         11.14.   Complete Agreement.........................................59
         11.15.   Knowledge of the Sellers and the Buyers....................59

12.      Drafting Presumption................................................59

                                      (v)

                                                                            Page
                                                                            ----

List of Exhibits
----------------

1.4(a)                Contract Assignment
1.4(b)                Lease Assignment
1.4(c)                Staker Lease Assignment
1.4(h)                Deeds
1.4(i)                Valley Lease
1.4(j)                Keigley Quarry Co-Occupancy Agreement
1.4(k)                Purchase Contract
1.4(l)                Subleases
1.4(m)                Buyer Contract Assignment
1.4(n)                Co-Occupancy Agreement
1.4(o)                Site 30 License
7.3(p)                Power of Attorney

List of Schedules
-----------------

Schedule A
Schedule B

Schedule 1.1
Schedule 1.1(a)
Schedule 1.1(d)
Schedule 1.1(e)(i)
Schedule 1.1(e)(ii)
Schedule 1.1(l)
Schedule 1.1A
Schedule 1.1A(a)
Schedule 1.1A(d)
Schedule 1.1A(e)
Schedule 1.1A(k)
Schedule 1.2
Schedule 1.2A
Schedule 1.4(b)(i)
Schedule 1.4(b)(ii)
Schedule 1.4(c)
Schedule 1.4(d)
Schedule 1.4.(e)
Schedule 1.4 (f)
Schedule 1.4(g)
Schedule 1.4(h)
Schedule 1.4(i)
Schedule 1.4(j)
Schedule 1.4(l)
Schedule 1.4(n)

                                      (vi)

                                                                            Page
                                                                            ----
Schedule 2.1
Schedule 2.1A

Schedule 3

Schedule 4.3.1
Schedule 4.3.2
Schedule 4.3.3
Schedule 4.5.1
Schedule 4.5.3
Schedule 4.6(a)
Schedule 4.6(bB)
Schedule 4.6.1(a)
Schedule 4.6.1(c)
Schedule 4.6.1(c)(b)
Schedule 4.6.1(d)
Schedule 4.6.1(g)
Schedule 4.6.1(h)
Schedule 4.6.1(j)
Schedule 4.6.1(k)
Schedule 4.6.1.1
Schedule 4.6.1.4
Schedule 4.6.1.5
Schedule 4.6.1.6
Schedule 4.6.1.7
Schedule 4.6.2(a)
Schedule 4.6.2(b)
Schedule 4.8.2
Schedule 4.8.2(b)
Schedule 4.8.2(c)
Schedule 4.8.6
Schedule 4.8.7
Schedule 4.8.7(b)
Schedule 4.9.1
Schedule 4.10.1
Schedule 4.11.1
Schedule 4.11.2
Schedule 4.11.3
Schedule 4.11.4
Schedule 4.13
Schedule 4.14
Schedule 4.17
Schedule 4.18
Schedule 4.20

Schedule 5.3.1

                                     (vii)

Schedule 5.3.2
Schedule 5.3.3
Schedule 5.5.1
Schedule 5.5.3
Schedule 5.6(A)
Schedule 5.6(B)
Schedule 5.6.1(a)
Schedule 5.6.1(c)
Schedule 5.6.1(c)(B)
Schedule 5.6.1(d)
Schedule 5.6.1(g)
Schedule 5.6.1(h)
Schedule 5.6.1.(j)
Schedule 5.6.1(k)
Schedule 5.6.1.1
Schedule 5.6.1.5
Schedule 5.6.1.6
Schedule 5.6.1.7
Schedule 5.6.2(a)
Schedule 5.6.2(b)
Schedule 5.8.2
Schedule 5.8.2(b)
Schedule 5.8.2(c)
Schedule 5.8.7
Schedule 5.8.7(b)
Schedule 5.9.1
Schedule 5.10.1
Schedule 5.11.1
Schedule 5.11.2
Schedule 5.11.3
Schedule 5.11.4
Schedule 5.13
Schedule 5.14
Schedule 5.17
Schedule 5.18
Schedule 5.20

Schedule 6.2

Schedule 7.3
Schedule 9.4(a)

                                     (viii)

                                INDEX

                                                                         Page(s)
                                                                         -------

Acquired Assets  Section 1.1...................................................2
Acquired Staker Assets  Section 1.1A...........................................3
Agreement  Preamble............................................................1
Assumed Buyer Liabilities  Section 2.1A.......................................10
Assumed Liabilities  Section 2.1..............................................10
Assumption Agreements  Section 1.4(d)..........................................8
Bill of Sale  Section 1.4(f)...................................................8
Buyer Bills of Sale  Section 1.4(g)............................................8
Buyer Contract Assignment  Section 1.4(n)......................................9
Buyer Contracts  Section 1.1A(e)...............................................3
Buyer Employee Benefit Plan  Section 5.8.1....................................36
Buyer Employee List  Section 4.9.1............................................38
Buyer Encumbrances  Section 5.6...............................................31
Buyer Environmental Damages  Section 5.11.6(i)................................40
Buyer Excluded Assets  Section 1.2A............................................4
Buyer Excluded Operations Assets  Recitals.....................................1
Buyer Inventories  Section 1.1A(d).............................................3
Buyer Permits  Section 1.1A(f).................................................3
Buyers  Preamble...............................................................1
Buyers Excluded Operations  Recitals...........................................1
Closing  Section 1.5...........................................................9
Closing Date  Section 1.5......................................................9
Code  Section 4.4.2...........................................................14
Contract Assignment  Section 1.4(a)............................................8
Contracts  Section 1.1(e)......................................................2
Deeds  Section 1.4(h)..........................................................9
Eagle  Preamble................................................................1
Employee Benefit Plan  Section 4.8.1..........................................20
Employee List  Section 4.9.1..................................................23
Encumbrances  Section 4.6.....................................................15
Environmental Claims  Section 10.2.2..........................................52
Environmental Damages  Section 4.11.6(i)......................................25
Environmental Requirements  Section 4.11.6(ii)................................25
ERISA  Section 4.8.1..........................................................20
ERISA Affiliate  Section 4.8.1................................................20
ERISA Plan  Section 4.8.1.....................................................20
Excluded Assets  Section 1.2...................................................4
Excluded Buyer Liabilities  Section 2.2A......................................10
Excluded Operations  Recitals..................................................1
Excluded Operations Assets  Recitals...........................................1
Executive Officers  Section 11.15(a)..........................................59
Financial Statements  Section 4.3.1(a)........................................12
Former Real Property  Section 4.11.6(iii).....................................25
Fraud Claim  Section 10.2.3...................................................53

                                      (ix)

Geodyne  Preamble..............................................................1
Governmental Authority  Section 4.11.6(iv)....................................26
Hazardous Materials  Section 4.11.6(v)........................................26
hazardous substance  Section 4.11.6(v)........................................26
hazardous waste  Section 4.11.6(v)............................................26
Independent Accountants  Section 1.3(c)........................................8
Intellectual Property  Section 1.1(k)..........................................3
Inventories  Section 1.1(d)....................................................2
Keigley Quarry Lease  Section 1.4(j)...........................................9
Lease Assignment  Section 1.4(b)...............................................8
Leased Property  Section 4.6.1(a).............................................16
Limited Indemnity Claim  Section 10.2.4.......................................53
Monroc  Preamble...............................................................1
Multiemployer Plan  Section 4.8.1.............................................20
non-conforming use  Section 5.5.3.............................................31
Notice of Claim  Section 1.3(c)................................................7
Operations  Recitals...........................................................1
Owned Property  Section 4.6.1(a)..............................................16
Parson  Preamble...............................................................1
Pension Plan  Section 4.8.1...................................................21
Permits  Section 1.1(f)........................................................2
Personal Property  Section 1.1(a)..............................................2
pollutant  Section 4.11.6(v)..................................................26
potentially responsible party  Section 5.11.4.................................40
Proper Authority Claim  Section 10.2.3........................................53
Property Leases  Section 4.6.1.4..............................................19
Purchase Price  Section 1.3....................................................5
Real Property  Section 4.6.1(a)...............................................16
Related Agreements  Section 1.4................................................9
Retained Lease  Section 1.4(o).................................................9
Seller Assumption Agreements  Section 1.4(e)...................................8
Sellers  Preamble..............................................................1
Staker  Preamble...............................................................1
Staker Former Real Property  Section 5.11.6(iii)..............................40
Staker Lease Assignment  Section 1.4(c)........................................8
Staker Leased Property  Section 5.6.1(a)......................................32
Staker Operations  Recitals....................................................1
Staker Owned Property  Section 5.6.1(a).......................................32
Staker Personal Property  Section 1.1A(a)......................................3
Staker Property Leases  Section 5.6.1.4.......................................35
Staker Real Property  Section 5.6.1(a)........................................32
Staker Title Documents  Section 5.6.1.4.......................................35
Subleases  Section 1.4(l)......................................................9
Tax Claim  Section 10.2.3.....................................................53
tax return  Section 4.4.4.....................................................14


                                      (x)

                                                                         Page(s)
                                                                         -------
taxes  Section 4.4.4..........................................................14
Threshold Amount  Section 10.2.4..............................................53
Title Documents  Section 4.6.1.4..............................................19
Valley  Preamble...............................................................1
Welfare Plan  Section 4.8.1...................................................21








                                      (xi)

                    AGREEMENT OF PURCHASE AND SALE OF ASSETS

         This AGREEMENT (this "Agreement") is made this 30th day of March, 2001 by and among STAKER PAVING AND CONSTRUCTION INC. ("Staker"), a Utah corporation, and JACK B. PARSON COMPANIES, a Utah corporation ("Parson," and collectively with Staker, the "Buyers"), on the one hand, and VALLEY ASPHALT, INC. ("Valley"), a Utah corporation, GEODYNE BECK ROCK PRODUCTS, INC. ("Geodyne"), a Utah corporation, EAGLE VALLEY MATERIALS, INC. ("Eagle"), a Utah corporation, MONROC, INC. ("Monroc"), a Delaware corporation, WESTERN AGGREGATES, INC. ("Western"), a Utah corporation (Valley, Geodyne, Eagle, Monroc and Western, collectively, the "Sellers"), U.S. AGGREGATES, INC. ("USAI"), a Delaware corporation, only with respect to SECTIONS 9, 10, and 11, and OLDCASTLE MATERIALS, INC., a Delaware corporation ("Oldcastle"), only with respect to SECTIONS 9, 10, and 11.

                                    RECITALS

         A. The Sellers operate certain businesses as described on SCHEDULE A at the locations described on SCHEDULE A (collectively, the "Operations"), and the Sellers own or lease or have rights to use the assets used in, necessary for or related to the Operations as currently conducted by Sellers. The Sellers also operate other businesses (collectively, the "Excluded Operations").

         B. The Sellers desire to discontinue the Operations, and pursuant to such end, desire to sell or lease the assets used in and related to the Operations and to assign certain leases and other rights and obligations in connection with the Operations, and the Buyers desire to purchase such assets and assume such leases, rights and obligations. The Sellers desire to continue the Excluded Operations, and the assets used in the conduct of the Excluded Operations, except those specifically being sold or leased in connection with this Agreement, will not be purchased by the Buyers (collectively, the "Excluded Operations Assets").

         C. Staker operates certain businesses as described on SCHEDULE B at the locations listed on SCHEDULE B (collectively, the "Staker Operations") and Staker owns or leases the assets used in, necessary for or related to the Staker Operations as currently conducted by Staker. Staker and Parson also operate other businesses (herein collectively, the "Buyer Excluded Operations").

         D. Staker desires to discontinue the Staker Operations, and pursuant to such end, desires to sell or lease the assets used in and related to the Staker Operations and to assign certain leases and other rights and obligations in connection with the Staker Operations, and the Sellers desire to purchase such assets and assume such leases, rights and obligations. The Buyers desire to continue all the Buyer Excluded Operations, and the assets used in the conduct of the Buyer Excluded Operations, except those being sold or leased in connection with this Agreement, will not be purchased by the Sellers (collectively, the "Buyer Excluded Operations Assets").

                                    AGREEMENT

         In consideration of the foregoing and the mutual covenants contained in this Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyers and the Sellers agree as follows:

         1.       PURCHASE AND SALE OF ASSETS.


                  1.1.  ACQUIRED  ASSETS.  On the  Closing  Date (as  defined in
SECTION 1.5 below), the Sellers agree to sell and deliver to the Buyers, free and clear of all encumbrances except for the encumbrances, liens and charges set forth on SCHEDULE 1.1 (the "Permitted Encumbrances"), against payment therefor as provided in SECTION 1.3, all of the assets and properties of every kind which are primarily used in the Operations (except for the Excluded Operations Assets and those Excluded Assets listed in SECTION 1.2), including without limitation the following assets (all such assets and properties of the Sellers are collectively referred to hereinafter as the "Acquired Assets"):

                    (a) all fixtures,  vehicles,  machinery,  equipment, rolling stock, tools, furniture, pallets, phones, office supplies and other items of personal property included on SCHEDULE 1.1(a) or used primarily in the Operations as of the Closing Date (as defined in SECTION 4.6.1) (collectively, the "Personal Property");

                    (b) all Owned Property (as defined in SECTION 4.6.1);

                    (c) all right,  title and  interest  in and to all  Property
               Leases (as defined in SECTION 4.6.1);

                    (d) all inventories, including materials, spare parts, equipment, supplies and other similar items listed on SCHEDULE 1.1(d) or used primarily in the Operations as of the Closing Date (collectively, the "Inventories");

                    (e) all  contracts  of the  Operations  (including  purchase orders and supply agreements) that are listed on SCHEDULE 1.1(e)(i) and (ii) and, in the Buyers' discretion, any contracts of the Operations not listed on SCHEDULE 1.1(e)(i) and (ii) that Buyers determine to assume within a reasonable time after Buyers become aware of such contract (the "Contracts");

                    (f) the federal, state, local and foreign licenses, permits, certificates of occupancy or use and other governmental approvals or authorizations used in or related to the Operations and listed on SCHEDULE 4.5.3 (collectively, "Permits") to the extent such Permits may be transferred;

                    (g) [Reserved];

                    (h) all rights and claims  against  third parties in respect of the Acquired Assets under express or implied warranties relating to the Acquired Assets from suppliers to the Sellers and all claims and rights of offset under the Property Leases (other than with respect to the lease of Site 30 (Bacchus Pit No. 2) as listed on SCHEDULE A), except to the extent they are primarily related to the Excluded Assets;

                    (i) all batch  computers  for the ready mix plants which are included in the Acquired Assets;

                    (j) all rights of the  Sellers to the names  "Eagle  Valley"
               and "Geodyne," each whether used alone or in combination with any other words or symbols, and any related logos, trademarks, trade names, service marks, copyrights and copyright applications relating thereto (the "Intellectual Property");

                    (k) all other assets and properties owned by the Sellers and primarily used in the Operations as of the Closing Date whether tangible or intangible, real or personal and whether or not located on the Real Property; and

                    (l) all those assets  specifically listed in SCHEDULE 1.1(l)
               hereto.

     1.1A.  ACQUIRED  STAKER ASSETS.  On the Closing Date (as defined in SECTION
1.5 below), Staker agrees to sell and deliver to the Sellers, free and clear of all encumbrances except for the encumbrances, liens and other items set forth on
SCHEDULE 1.1A (the "Buyer Permitted Encumbrances"), against payment therefor as provided in SECTION 1.3, all of the assets and properties of every kind which are primarily used in the Staker Operations (except for the Buyer Excluded Operations Assets and those Buyer Excluded Assets listed in SECTION 1.2A) including without limitation the following assets (all such assets and properties of Staker are collectively referred to hereinafter as the "Acquired Staker Assets"):

                    (a) all fixtures,  vehicles,  machinery,  equipment, rolling stock, tools, furniture, pallets, phones, office supplies and other items of personal property included on SCHEDULE 1.1A(a) or used primarily in the Staker Operations (as defined in SECTION 5.6.1) (collectively, the "Staker Personal Property");

                    (b) [Reserved]

                    (c) all  right,  title  and  interest  in and to all  Staker
               Property Leases (as defined in SECTION 5.6.1);


                    (d) all inventories, including materials, spare parts, equipment, supplies and other similar items listed on SCHEDULE 1.1A(d) or used primarily in the Staker Operations as of the Closing Date (collectively the "Buyer Inventories");

                    (e) all contracts of the Staker Operations (including purchase orders and supply agreements) that are listed on
               SCHEDULE 1.1A(e) and, in the Sellers' discretion, any contracts of the Staker Operations not listed on SCHEDULE 1.1A(e) that the Sellers determine to assume within a reasonable time after the Sellers become aware of such contract (the "Buyer Contracts");

                    (f) the federal, state, local and foreign licenses,  permits including without limitation air, water, mining and conditional use permits, certificates of occupancy or use and other governmental approvals or authorizations used in or related to the Staker Operations and listed on SCHEDULE 5.5.3 (collectively, "Buyer Permits") to the extent such Buyer Permits may be transferred;

                    (g) [Reserved];

                    (h) all rights and claims against third parties  relating to the Acquired Staker Assets under express or implied warranties from suppliers to Staker, all claims and rights of offset under the Staker Property Leases, except to the extent primarily related to the Buyer Excluded Assets;

                    (i) [Reserved];

                    (j) all other assets and properties owned by Staker and used primarily in the Staker Operations as of the Closing Date (excluding the Buyer Excluded Operations Assets) whether tangible or intangible, real or personal and whether or not located on the Staker Real Property; and

                    (k) all those assets specifically listed in SCHEDULE 1.1A(k)
               hereto.

     1.2. EXCLUDED ASSETS. Notwithstanding anything contained in SECTION 1.1 hereof to the contrary, the Sellers are not selling, and the Buyers are not purchasing, any of the following assets owned by the Sellers, all of which shall be retained by the Sellers (collectively, the "Excluded Assets"):

                    (a) The Sellers'  originals of books and records relating to the Acquired Assets and the Sellers' purchase and sales activities relating to the Operations and the Acquired Assets prior to the Closing Date, returns of taxes, including all supporting schedules, attachments, work papers and similar documents, for taxes accruing on or before the Closing Date; provided that the Sellers shall provide copies of all the aforementioned documents to the Buyers at the request of the Buyers; provided further, however, that Sellers shall not be required to deliver any pricing information or any information related to the Excluded Assets.

                    (b) Any cash,  cash  equivalents,  short  term  investments, accounts, accounts receivable, and notes receivable, petty cash, deposit accounts, checks received by the Sellers upon which collection has not been made, and long and short term securities owned by the Sellers as of the Closing Date;

                    (c) the rights  which  accrue or will  accrue to the Sellers under this Agreement; and

                    (d) each of the assets listed on SCHEDULE 1.2 hereto.


     1.2A. BUYER EXCLUDED ASSETS. Notwithstanding anything contained in SECTION 1.1A hereof to the contrary, the Buyers are not selling, and the Sellers are not purchasing, any of the following assets owned by the Buyers, all of which shall be retained by the Buyers (collectively, the "Buyer Excluded Assets"):

                    (a) The Buyers'  originals of books and records  relating to the Acquired Staker Assets and the Buyers' purchase and sales activities relating to the Staker Operations and the Acquired Staker Assets prior to the Closing Date, returns of taxes, including all supporting schedules, attachments, work papers and similar documents, for taxes accruing on or before the Closing Date; provided that the Buyers shall provide copies of all the aforementioned documents to the Sellers at the request of the Sellers; provided further, however, that Buyers shall not be required to deliver any pricing information or any information related to Buyer Excluded Assets.

                    (b) Any cash,  cash  equivalents,  short  term  investments, accounts, accounts receivable, and notes receivable, petty cash, deposit accounts, checks received by the Buyers upon which collection has not been made, and long and short term securities owned by the Buyers as of the Closing Date;

                    (c) the  rights  which  accrue or will  accrue to the Buyers under this Agreement;

                    (d) each of the assets listed on SCHEDULE 1.2A hereto; and

                    (e) any and all assets of Parson.

           1.3.     PURCHASE PRICE.


                    (a) As consideration for the Acquired Assets and for entering into the contracts and leases set forth in SECTION 1.4, the Buyers shall pay and deliver to the Sellers the sum of $ * in cash (the "Purchase Price") and deliver to the Sellers at the Closing the Acquired Staker Assets. The Purchase Price shall be payable by
         (i) the delivery to the Sellers in immediately available funds by wire transfer on April 2, 2001 of the amount of $ * (the "Closing Date Payment") and (ii) delivery of the amount of $ * (the "Deferred Payment") pursuant to the terms of SECTION 1.3(b). The Buyers shall also assume those certain leases and other contracts and liabilities of the Sellers as set forth in SECTION 2.1. The Sellers shall assume those certain leases and other contracts and liabilities relating thereto of the Buyers as set forth in SECTION 2.1A.

                    (b) The Buyers shall, subject to any assignment of the right to receive such payment to Bank of America, N.A., as Agent and Lender under that certain Third Amended and Restated Credit Agreement, dated as of June 5, 1998, between USAI and the Lenders thereunder pay to the Sellers the Deferred Payment promptly upon the occurrence, on or prior to the second anniversary of the Closing Date (subject to a six-month extension as provided in the last sentence of this SECTION 1.3(b)), of the following with respect to Site 25C (as listed on SCHEDULE A hereto):

                         (i) The  Sellers  shall  have  caused  such  site to be
                    rezoned,  or will  have  acquired  a  zoning  variance  with respect thereto, or will have obtained a final and non-appealable declaratory judgment or other evidence satisfactory to the Buyers that Site 25C is grandfathered under a prior regulatory regime, in any such case allowing the Buyers to extract an unlimited amount of aggregates annually from such site; provided that, in the event such rights terminate in less


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                  than fifteen years without regard to any renewal rights ("Short Term Rights"), the Deferred Payment shall be pro-rated based on the actual term of such Short Term Rights as a percentage of fifteen years; and provided further that in the event such Short Term Rights are subsequently extended, an additional pro-rated amount of the Deferred Payment shall be paid to the Seller at the time of each such extension based on the term of such extension as a percentage of fifteen years. In no event shall the sum of all Deferred Payments exceed $ * ; and

                                    (ii) The Buyers shall have  procured,  using
                  commercially reasonable efforts, all land, use and operating permits necessary to allow the Buyers to extract aggregates from such site; provided that the term of all such permits shall be at least fifteen years or such lesser period that is at least as long as the term of any Short Term Rights; and

                                    (iii)   in each case on commercially reason-
                  able terms.

In the event that on or prior to the second anniversary of the Closing Date, (x) the Sellers shall have successfully obtained a declaratory judgment that Site 25C is grandfathered under the prior regulatory regime referred to in clause (i) above but such declaratory judgment shall not have become final and non-appealable and (y) such declaratory judgment shall have become final and non-appealable within six months after the second anniversary of the Closing Date and the condition set forth in clause (ii) above shall have been satisfied, then the Sellers shall be entitled to the Deferred Payment in the manner otherwise provided for in this SECTION 1.3(b).

                  (c) The Buyers shall cooperate fully and assist the Sellers in a timely manner in all reasonable respects, but at the Sellers' expense, in connection with the Sellers' efforts to obtain the re-zoning, zoning variance or non-appealable declaratory judgment described in SECTION 1.3(b) (and any necessary permits or approvals), including but not limited to:

                         (i) executing any and all forms, documents, application
                    agreements and pleadings deemed reasonably necessary or desirable by the Sellers,

                         (ii) filing, or permitting  Sellers to file, in Buyers'
                    name any and all such forms, documents, applications, agreements and pleadings,

                         (iii) participating, to the extent reasonably requested
                    by Sellers, in the preparation of any and all such forms, documents, applications and pleading and in all hearings and meetings and in any discovery proceedings, trials or appeals, and

                         (iv) permitting Sellers to do such exploratory drilling
                    and testing on such site and to perform such other activities on such site as Sellers shall deem to be reasonably necessary or desirable.

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

The Buyers further agree that the Sellers shall have the right to control the content and form of all such forms, documents, applications, agreements and pleadings and the conduct of all discovery, trials, hearings and other proceedings; provided, however, that any action taken in the name of the Buyers shall be subject to the Buyers' prior approval, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this SECTION 1.3(c) to the contrary, the Sellers shall not be permitted to take any action, and the Buyers shall not be required to take any action, that would have an adverse effect on the Buyers' business or operations or an adverse effect on the Buyers' rights to engage in quarrying activities on Site 25B. Buyers agree to act promptly and in good faith with respect to their obligations to cooperate with and assist Sellers with respect to the foregoing giving due consideration to the twenty-four month period in which the Sellers must meet the contingencies set forth in this SECTION 1.3.

                    (d) The Purchase Price shall be increased or decreased as follows:

                           (i) Not later than 60 days after the Closing Date, any of the Buyers or the Sellers may make a written claim against the other with respect to an adjustment of the Purchase Price in connection with the implied value of the leases assumed by the Buyers pursuant to
         SECTION 2.1 as follows: In the event that any of the Buyers or the Sellers believes in good faith that for any operating lease set forth on SCHEDULE 2.1 the amount set forth next to such lease under the column "Agreed Lease Assumption Amount" is incorrect due a mathematical error or a mistake of fact in any numerical input used to calculate such number, then to the extent the aggregate of all "Agreed Lease Assumption Amounts" on SCHEDULE 2.1 is greater or less than $11,435,521 (the "Target Amount"), the Buyers or the Sellers, respectively, shall be entitled to a cash payment equal to the difference between such aggregate amount and the Target Amount. The parties hereto agree that the correct discount rate for all such calculations is seven percent per annum, regardless of any interest rate that may be implicit in any such lease.

                           (ii) The calculation of the Purchase Price shall become final and binding upon the parties on the 60th calendar day following the Closing Date unless the Sellers or the Buyers deliver written notice of their claim ("Notice of Claim") to the other party prior to such date. Any Notice of Claim shall specify the amounts used to calculate the Purchase Price with which the Sellers or the Buyers, as the case may be, disagree. If the Sellers or the Buyers send a Notice of Claim, then the Purchase Price (as recalculated in accordance with clause (x) or (y) below) shall become final and binding upon the parties on the earlier of (x) the date the parties hereto resolve in writing any differences they have with respect to any matter specified in the Notice of Claim or (y) the date any disputed amounts are finally determined in accordance with the balance of this paragraph. During the 30-day period following the delivery of a Notice of Claim, the Sellers and the Buyers shall seek in good faith to resolve in writing any differences which they may have with respect to any amount specified in the Notice of Claim or identified by the Buyers or the Sellers during said 30-day period. If, at the end of such 30-day period, the Sellers and the Buyers have not reached agreement on such amounts, the amounts which remain in dispute shall be recalculated by an accounting firm mutually agreed upon by the Sellers and the Buyers (the "Independent Accountants"). The Independent Accountants shall make a ratable allocation of their charges for such work as a part of their determination, based on the proportion by which the amount in dispute was determined in favor of one party or the other. Any amounts so recalculated shall be final and binding on the parties.

     1.4. RELATED AGREEMENTS. On or prior to the Closing Date the respective parties referred to below will take the following actions:

                    (a) Each of the Sellers and Parson shall enter into an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit 1.4(a) (a "Contract Assignment") providing for the transfer of the Contracts listed on SCHEDULE 1.1(e)(i). Each of the Sellers and Staker shall enter into a Contract Assignment providing for the transfer of the Contracts listed on SCHEDULE 1.1(e)(ii).

                    (b) Each of the relevant Sellers and Parson will enter into an agreement or agreements for the assignment by the relevant Sellers to Parson of all of such Sellers' right, title and interest in and to the Property Leases (as defined in SECTION 4.6.1.4) listed on SCHEDULE 1.4(b)(i), substantially in the form attached hereto as EXHIBIT 1.4(b) (a "Lease Assignment"). Each of the relevant Sellers and Staker will enter into a Lease Assignment(s) with respect to the property lease(s) listed on SCHEDULE 1.4(b)(ii).

                    (c) Staker and the Seller will enter into an agreement or agreements for the assignment by Staker to the Seller of all of the Staker's right, title and interest in and to the Property Lease listed on SCHEDULE 1.4(c), substantially in the form attached hereto as
         EXHIBIT 1.4(c) ("Staker Lease Assignment").

                    (d) The Sellers and the Buyers will enter into such agreements and other instruments (the "Assumption Agreements"), listed on SCHEDULE 1.4(d) hereto, as may be reasonably required for the Buyers to assume the Assumed Liabilities (as defined in SECTION 2.1 below).

                    (e) The Sellers and Buyers will enter into such agreements and other instruments (the "Seller Assumption Agreements"), listed on
         SCHEDULE 1.4(e) hereto, as may be reasonably required for the Sellers to assume the Assumed Staker Liabilities (as defined in SECTION 2.1A below).

                    (f) The Sellers shall execute and deliver the bills of sale and assignment (the "Bills of Sale"), listed on SCHEDULE 1.4(f) hereto, from such Sellers to the relevant Buyers covering the items of personal property included in the Acquired Assets.

                    (g) Staker shall execute and deliver the bills of sale and assignment (the "Buyer Bills of Sale"), listed on SCHEDULE 1.4(g) hereto, from Staker to the relevant Sellers covering the items of personal property included in the Acquired Staker Assets.

                    (h) The relevant Sellers shall execute and deliver to the relevant Buyers special warranty deeds to transfer the Owned Property included in the Acquired Assets and listed on SCHEDULE 1.4(h) to the relevant Buyers (the "Deeds") in the form attached hereto as EXHIBIT 1.4(h), together with such other usual and customary documents as the Buyers may request with respect to the transfer of the Owned Property.

                    (i) Staker, as lessee, shall execute leases with the relevant Sellers as lessor with respect to the property listed on
         SCHEDULE 1.4(i) substantially in the form attached hereto as EXHIBIT 1.4(i).

                    (j) The relevant Seller, as lessee, shall execute a Co-Occupancy Agreement with Staker with respect to the property listed on SCHEDULE 1.4(j) substantially in the form attached hereto as EXHIBIT 1.4(j) (the "Keigley Quarry Co-Occupancy Agreement").

                    (k) The relevant Sellers and the relevant Buyers will enter into a purchase contract, substantially in the form of Exhibit 1.4(k) hereto, pursuant to which the relevant Buyers shall purchase aggregate from the relevant Sellers.

                    (l) The relevant Buyer shall execute a sublease with respect to the property listed on SCHEDULE 1.4(l), substantially in the form attached hereto as EXHIBIT 1.4(l) (the "Subleases").

                    (m) The relevant Buyers and relevant Sellers shall enter into an Assignment and Assumption Agreement substantially in the form attached hereto as EXHIBIT 1.4(m) (a "Buyer Contract Assignment") providing for the transfer of the contracts listed on SCHEDULE 1.1A(e)(ii).

                    (n) The relevant Buyer shall execute a co-occupancy agreement with the relevant Seller with respect to the property listed on SCHEDULE 1.4(n), substantially in the form attached hereto as
         EXHIBIT 1.4(n) (the "Co-Occupancy Agreement").

                    (o) The relevant Buyer, as licensee, shall enter into a license with Seller with respect to Site 30 (Bacchus Pit No. 2), as listed on SCHEDULE A, substantially in the form attached hereto as
         EXHIBIT 1.4(o).

                    (p) The relevant Buyers and relevant Sellers shall enter into or execute and deliver any documents listed on SCHEDULE 1.4(p).

                    The documents referred to in this SECTION 1.4 shall be collectively referred to herein as the "Related Agreements."

                  1.5. CLOSING DATE. The closing (the "Closing") of the purchase and sale of the Acquired Assets shall be held at 10:00 a.m. Eastern time on March 30, 2001 or on any other date or time as is mutually agreed by the parties hereto (such date and time being referred to herein as the "Closing Date"), at the offices of Gibson Dunn & Crutcher LLP, New York, New York, 10166. The Closing shall be effective as of 12:01 a.m., Utah time, on March 31, 2001.

         2.       LIABILITIES OF THE OPERATIONS.

                  2.1. LIABILITIES ASSUMED BY BUYERS. As further consideration for consummation of the transactions contemplated hereby, each of the Buyers hereby assumes as of the Closing Date the leases, contracts and agreements set forth on SCHEDULE 2.1 and agrees to perform all obligations thereunder arising after the Closing Date (the "Assumed Liabilities").

                  2.1A. LIABILITIES ASSUMED BY SELLERS. As further consideration for consummation of the transfer of the Acquired Staker Assets, each of the Sellers hereby assumes as of the Closing Date the leases, contracts and agreements set forth on SCHEDULE 2.1A and agrees to perform all obligations thereunder arising after the Closing Date (the "Assumed Buyer Liabilities").

                  2.2. LIABILITIES NOT ASSUMED BY BUYERS. Except for the Assumed Liabilities, the Buyers are not assuming any debts, obligations or liabilities of the Sellers whatsoever, whether known or unknown, actual or contingent, matured or unmatured, currently existing or arising in the future, including but not limited to the liabilities set forth below, whether such liabilities have been disclosed on the Financial Statements or not (collectively, the "Excluded Liabilities"), which shall remain the sole responsibility of the Sellers (whether or not the Buyers are alleged to have liability as a successor to any of the Sellers):

                    (a) the fees and expenses of legal counsel, auditors, accountants, environmental consultants and environmental engineers retained or employed by the Sellers for services rendered in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                    (b) any liability of the Sellers for taxes (as hereinafter defined) which arise, are assessed or become payable or due as of or prior to the Closing Date or arise out of the consummation of the transactions contemplated hereby or become payable by the Sellers as a result of purchases, sales or transfers as of or prior to the Closing Date, or other taxes of any kind or description except current real estate and personal property taxes with respect to the Acquired Assets to the extent such taxes relate to periods subsequent to the Closing Date;

                    (c) any liability or obligation to third parties (contingent or otherwise) of the Sellers arising out of any claim or litigation;

                    (d) any liability or obligation for  Environmental  Damages;
         or

                    (e) any liabilities of the Sellers relating to periods prior to the Closing under any third-party leases being transferred to or assumed by the Buyer.

                  2.2A. LIABILITIES NOT ASSUMED BY SELLERS. Except for the Assumed Buyer Liabilities, the Sellers are not assuming any debts, obligations or liabilities of the Buyers whatsoever, whether known or unknown, actual or contingent, matured or unmatured, currently existing or arising in the future, including but not limited to the liabilities set forth below (collectively, the "Excluded Buyer Liabilities"), which shall remain the responsibility of the Buyers (whether or not the Sellers are alleged to have liability as a successor to any of the Buyers):

                    (a) the fees and expenses of legal counsel, auditors, accountants, environmental consultants and environmental engineers retained or employed by the Buyers for services rendered in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the transactions contemplated hereby;

                    (b) any liability of the Buyers for taxes (as hereinafter defined) which arise, are assessed or become payable or due as of or prior to the Closing Date or arise out of the consummation of the transactions contemplated hereby or become payable by the Buyers as a result of purchases, sales or transfers as of or prior to the Closing Date, or other taxes of any kind or description except current real estate and personal property taxes with respect to the Acquired Staker Assets to the extent such taxes relate to periods subsequent to the Closing Date;

                    (c) any liability or obligation to third parties (contingent or otherwise) of the Buyers arising out of any claim or litigation;

                    (d) any liability or obligation for Buyer Environmental Damages;

                    (e) any liabilities of the Buyers relating to periods prior to the Closing under any third-party leases being transferred to or assumed by the Sellers;

                    (f) liabilities described in SECTION 6.1; or

                    (g) any liabilities of the Buyers relating to periods prior to the Closing under that certain Dolomite Supply Agreement, dated October 20, 1999, between Staker and Geneva Steel LLC ("Geneva"), which Dolomite Supply Agreement is to be assumed by the Sellers and notwithstanding any obligation of the Sellers to Geneva for such liabilities.

     3. ALLOCATION OF PURCHASE PRICE. The parties agree that the amount of the Purchase Price shall be allocated among the Sellers in accordance with the schedules delivered by the Sellers pursuant to SECTION 1.3, and that the amount of the Purchase Price allocated to each Seller, and the fair market value of the Acquired Staker Assets delivered to each Seller, shall be allocated for federal income tax purposes among the Acquired Assets in accordance with SCHEDULE 3, which shall be prepared on a Seller by Seller basis. Subject to the requirements of applicable law, such allocation (and any amendments thereto by reason of adjustments to the Purchase Price hereunder) shall be binding upon the parties for the purposes of filing any return, report or SCHEDULE regarding taxes.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers jointly and severally represents and warrants to the Buyers, as of the date hereof and as of the Closing, as follows:

                  4.1. ORGANIZATION AND QUALIFICATION. Each of the Sellers is duly formed and validly existing as a corporation in good standing under the laws of the State of its incorporation and has all corporate power and authority to own or lease and operate its properties and assets and to carry on its business in the manner in which such business is now being conducted. Monroc is duly qualified to do business as a foreign corporation and is in good standing in the States of Idaho and Utah. None of the Sellers other than Monroc conducts any business outside the State of Utah and is not required to qualify as a foreign corporation in any state.

                  4.2. AUTHORITY. The Sellers have full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements to be executed in connection herewith by the Sellers have been duly executed and delivered by the Sellers, have been duly authorized by all necessary corporate action by the Sellers (including, without limitation, any required authorization by the board of directors and shareholders of the Sellers) and constitute legal, valid and binding obligations of the Sellers enforceable in accordance with their respective terms.

     4.3. FINANCIAL CONDITION.

          4.3.1. FINANCIAL STATEMENTS.

                    (a) Attached as SCHEDULE 4.3.1 are copies of certain operating statements of the Sellers (collectively, the "Financial Statements");

                    (b) The Financial  Statements:  (i) are correct and complete in all material respects; (ii) present fairly the results of operations included in such Financial Statements for the periods included therein; and (iii) do not omit any information necessary to make such Financial Statements not misleading.

                    (c) The Sellers keep books, records and accounts relating to the Operations that, in reasonable detail, accurately and fairly reflect (A) the transactions and dispositions of assets of the Sellers and (B) the quantity of inventory. Neither the Sellers nor any employee, agent or shareholder of the Sellers, directly or indirectly, has made any payment of funds of any such entity or received or retained any funds in violation of any applicable law, rule or regulation.

     4.3.2. ABSENCE OF CERTAIN CHANGES. Since December 31, 2000, each of the Sellers has used reasonable best efforts to preserve the business organization of the Operations intact, to keep available to the Buyers the services of all current employees of the Operations and to preserve the goodwill of the suppliers, customers, employees and others having business relations with the Operations. Since December 31, 2000, each of the Sellers has conducted the Operations in the ordinary course, has maintained the Acquired Assets in at least as good order and condition as existed on December 31, 2000 (other than wear and tear as may be accounted for by reasonable use) and as is necessary to continue to conduct the Operations.

          Except as set forth on SCHEDULE 4.3.2, since December 31, 2000 there has not been:

                    (a) any material  transaction by the Sellers relating to the
               Operations not in the ordinary and usual course of business;

                    (b) any material adverse change in the financial  condition, assets, liabilities, business or prospects of the Operations, taken as a whole;

                    (c) any damage,  destruction or loss, whether or not covered by insurance, affecting the Acquired Assets or the Operations;

                    (d) any  material  alteration  in the  manner  in which  the
               Sellers keep their books, accounts or records relating to the Operations, or in the accounting principles and practices therein reflected;

                    (e) a  termination,  substantial  modification  or,  to  the knowledge of the Sellers, threatened termination or substantial modification of any Sellers' relationship with a material customer of the Operations (other than jobs completed in the ordinary course of business) or supplier or adverse event affecting any product or process used in connection with the Operations;

                    (f) a lease of,  or  commitment  to  acquire  or lease,  any realty or any substantial item of machinery or equipment which would constitute an Acquired Asset;

                    (g)  any   mortgage,   pledge  or  lien,   charge  or  other
               encumbrance placed upon any of the Acquired Assets;

                    (h) any sale,  assignment or transfer of any asset, property or business relating to the Operations or cancellation of any debt or claim or waiver of any right relating to the Acquired Assets or the Operations, except in the ordinary course of business;

                    (i) any increase in the salary or other compensation payable or to become payable to any employee, officer, director of any of the Sellers relating to the Operations, or the declaration, payment or commitment of any kind for the payment of a bonus or other compensation or benefit to any such employee, officer or director;

                    (j) any commitment for capital expenditures  relating to the
               Operations, except as may have been necessary for ordinary repair, maintenance and replacement; or

                    (k) in general, any material change in the financial condition, operations, business, properties, assets, business prospects or manner of conducting the Operations, other than changes in the ordinary and usual course of business consistent with prior practice.

     4.3.3. NO TRANSFERS. Except as listed on SCHEDULE 4.3.3 hereof, the Acquired Assets include all the Personal Property of any kind, including but not limited to vehicles and any other rolling stock, used primarily in the conduct of the Operations as of November 1, 2000. Except as disclosed on SCHEDULE 4.3.3, there has been no transfer of any kind of any such Personal Property on or after November 1, 2000 to any unit, division or other portion of any Seller that is not included in the Operations or to any affiliate of any Seller or to any other third party, nor have there been any substitutions made with respect to any such Personal Property.

     4.4. TAX MATTERS.

     4.4.1. TAX RETURNS; DISPUTES. Each of the Sellers has filed or has had filed on its behalf, within the time and in the manner prescribed by law, all federal, and all material state and local tax returns and reports required to be filed by it with respect to the Acquired Assets, and has paid all taxes shown to be due thereon. There are no outstanding assessments or taxes otherwise due that if not paid on a timely basis would result, on or after the Closing Date, in any liens for taxes on any of the Acquired Assets. There are no pending or, to the knowledge of each of the Sellers, threatened United States federal or applicable state tax audits involving either any of the Sellers or any of their affiliates, the adverse determination of which could result in a lien upon the Acquired Assets.

     4.4.2. SECTION 168. None of the Acquired Assets is tax-exempt use property within the meaning of SECTION 168(h) of the Tax Reform Act of 1986, as amended (the "Code"). None of the Acquired Assets is property that is or will be required to be treated as being owned by another person pursuant to the provisions of SECTION 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Code.

     4.4.3. FIRPTA. None of the Sellers is a foreign person within the meaning of SECTION 1445(f)(3) of the Code.

     4.4.4. TAX DEFINITIONS. As used in this Agreement, the term "tax return" includes any material report, statement, form, return or other document or information required to be supplied to a taxing authority in connection with taxes. As used in this Agreement, the term "taxes" means any federal, state, local and foreign income or gross receipts tax, alternative or add-on minimum tax, sales and use tax, customs duty and any other tax, charge, fee, levy or other assessment, including, without limitation, property, transfer, occupation, service, license, payroll, franchise, excise, withholding, ad valorem, severance, documentary stamp, gains, premium, windfall profit, employment, rent or other tax, governmental fee or like assessment or charge of any kind whatsoever, together with any interest, fine or penalty thereon, addition to tax, additional amount, deficiency, assessment or governmental charge imposed by any federal, state, local or foreign taxing authority which is payable by any of the Sellers.

     4.5. LITIGATION AND CLAIMS.

          4.5.1.  LITIGATION  PENDING  OR  THREATENED.  Except  as set  forth on
     SCHEDULE 4.5.1, there is no action, suit, claim, arbitration, proceeding or investigation relating to the Acquired Assets or the Operations pending or threatened before any court, tribunal, panel, master or governmental agency, authority or body in which any of the Sellers is a party or which might affect the Acquired Assets or the Operations. SCHEDULE 4.5.1 sets forth all litigation relating to the Acquired Assets or the Operations to which any of the Sellers is party.

          4.5.2. OPERATIONS ENJOINED. Neither any of the Sellers, nor any employee, manager or agent of any of the Sellers has been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with the Operations.

          4.5.3. VIOLATION OF LAW; PERMITS. Except as disclosed on SCHEDULE 4.5.3, none of the Sellers is in material violation of any provision of any law, decree, order or regulation applicable to the Operations or the Acquired Assets, including, without limitation, those relating to antitrust or other anticompetitive practices, to employment practices (such as discrimination, health and safety), and to minority business enterprises. Except as disclosed on SCHEDULE 4.5.3, the Sellers have all Permits required with respect to the Acquired Assets or in the conduct of the Operations and the operation of the Real Property, all of which Permits are set forth on SCHEDULE 4.5.3, and has satisfied all material bonding requirements pertaining to the Operations or the Acquired Assets under federal, state, local and foreign laws, rules and regulations. Except as disclosed on SCHEDULE 4.5.3, all such Permits, other than conditional use permits, may be transferred in accordance with applicable law and assigned to the Buyers without the approval or consent of any third party. With respect to any and all conditional use permits, such conditional use permits run with the land and will be automatically transferred to the relevant Buyer at the Closing; provided, however, that the City of Spanish Fork, Utah has indicated that it will require the issuance of a new conditional use permit upon the transfer of the ready mix plant at Site 91 to Parson. Except as disclosed on SCHEDULE 4.5.3, the present conduct of the Operations is not dependent upon any so-called "non-conforming use" exception nor based upon any zoning variance. To the extent operation of any Real Property is subject to any non-conforming use or zoning variance, Buyers upon Closing will have the right to continue such operations as conducted immediately prior to the Closing.

          4.6. PROPERTIES AND ASSETS OF THE SELLERS. Listed on SCHEDULE 4.6(a), are all restrictions on the rights of the Sellers to own or otherwise use all of the Acquired Assets. Except as listed on SCHEDULE 4.6(b), upon consummation of the transactions contemplated by this Agreement the Buyers will acquire good and marketable title to the Acquired Assets, free and clear of all liens, charges, encumbrances, equities and claims (collectively, the "Encumbrances"), except for Permitted Encumbrances; provided that, notwithstanding any other provision of this Agreement or any deed delivered in connection with this Agreement, the Sellers do not warrant title to mineral rights, oil, gas or other hydrocarbon substance rights or water rights except as set forth in SECTIONS 4.6.1(j) and 4.6.1(k).

               4.6.1. TITLE TO REAL PROPERTY.


                                    (a) Set forth on SCHEDULE  4.6.1(a) is (i) a
                  complete list and description of all real property that is owned by the Sellers and used in the Operations or in which any of the Sellers has legal or equitable title and which is being sold or otherwise transferred to the Buyers (such real property, together with all rights, title privileges and appurtenances pertaining thereto, including, without limitation, all of the Sellers' or any of the Sellers' right, title and interest, if any, in and to (A) any unpaid award for any taking by condemnation or any damage to the premises by reason of a change of grade of any street or highway other than the property listed on SCHEDULE 4.6.1(d), and (B) the items listed on SCHEDULE 4.6(a)), shall be collectively referred to as the "Owned Property") and (ii) a description of each lease of real property under which any of the Sellers is a lessee, lessor, sublessee or sublessor, licensee or sublicensee (the "Leased Property") and which is being used in the Operations. The Owned Property and the Leased Property are sometimes collectively referred to as the "Real Property."

                                    (b) Except for Permitted  Encumbrances,  the
                  Sellers have (i) good and marketable title in fee simple to the Owned Property and to all plants, buildings and improvements thereon and (ii) good and marketable leasehold title to the Leased Property and to all plants, buildings and improvements thereon and the Sellers' interests therein are free and clear in each case of all mortgages, security interests, liens, charges, imperfections of title, encroachments, encumbrances, leases (other than the Property Leases), equities, claims, shares, easements, rights-of-way, squatters' rights, covenants, conditions and restrictions.

                                    (c)   Except  as   disclosed   on   SCHEDULE
                  4.6.1(c), the buildings and improvements owned or leased by any Seller and used in the Operations, the operation or maintenance thereof as operated and maintained do not (i) contravene any zoning or building law or ordinance or other administrative regulation (including but not limited to those relating to zoning, land division, building, fire, health and safety) or (ii) violate any restrictive covenant or any provision of federal, state, local or foreign law, provided that, in the event the use and operation of any Real Property is a non-conforming use as of the Closing Date, except as disclosed on SCHEDULE 4.6.1(c), (A) the right to continue such non-conforming use is not restricted or terminated upon the consummation of the transactions contemplated by this Agreement, and (B) except as listed on SCHEDULE 4.6.1(c)(B) or as set forth in the applicable zoning ordinances or pursuant to law generally applicable to real property without regard to the specific uses or occupants of such real property, such non-conforming use does not impose conditions or limitations on the continued use and operation of such property, or on the restoration, alteration or expansion thereof, and does not impose costs, expenses or improvements as a condition to or required in connection with such use and operation. The foregoing representations and warranties expressly supersede and survive the delivery of the special warranty deed to any Real Property, notwithstanding any "Permitted Exception" to the contrary in Exhibit "B" to any such special warranty deed.

                                    (d)  Except as listed on  SCHEDULE  4.6.1(d)
                  attached hereto, there is no pending or, to the best knowledge of each Seller, threatened condemnation or eminent domain proceeding with respect to, or that could affect, any Real Property.

                                    (e)  There is not and has not  been,  during
                  any period through and including the Closing Date, any substance placed on the Real Property by any Seller, or to the knowledge of any Seller, placed by any other person (including any lessor or predecessor thereto with respect to Leased Property) the presence of which on any Real Property causes or caused a nuisance upon any Real Property or to adjacent properties, except such substances as would not have a material adverse effect on the business, business prospects, financial condition or results of operations of the Operations.

                                    (f) To the  knowledge of the Sellers,  there
                  is not and has not been during any period through and including the Closing Date, any substance, the presence of which on properties adjacent to any Real Property constitutes or constituted a trespass by any of the Sellers, except such substances as would not have a material
                  adverse   effect  on  the   business,   business   prospects,
                  financial   condition  or   results  of   operations  of  the
                  Operations.

                                    (g) Except as set forth on SCHEDULE 4.6.1(g)
                  attached hereto, to the knowledge of the Sellers, there are no special taxes or assessments, or any planned public improvements that may result in a special tax or assessment, with respect to any Real Property, and there is no special proceeding pending or threatened in which any taxing authority having jurisdiction over any of the Real Property is seeking to increase the assessed value thereof. Except as set forth on
                  SCHEDULE 4.6.1(g) attached hereto, notwithstanding the foregoing, Sellers represent and warrant that (A) they have not received any written or oral notice or communication with respect to, and (B) to the Sellers' knowledge, there has been no public disclosure nor any notice or disclosure in any official record (including any land records), with respect to any such special tax or assessment, planned public improvement, or special proceeding pending or threatened. The foregoing representations and warranties expressly supersede and survive the delivery of the special warranty deed to any Real Property, notwithstanding any "Permitted Exception" to the contrary in Exhibit "B" to any such special warranty deed.

                                    (h)   Except  as  set   forth  on   SCHEDULE
                  4.6.1(h), there are no strips or gores with respect to or affecting any parcel of Real Property (or portion thereof) which cause any related parcels of land to be non-contiguous. Except as set forth on SCHEDULE 4.6.1(h), each parcel of Real Property owned by any of the Sellers has a right of access to and from such parcel.

                                    (i) All utilities required for the operation
                  of each Real Property either enter such Real Property through adjoining streets or, if they pass through adjoining land, do so in accordance with valid public easements or irrevocable private easements, and all of such utilities are installed and operating.

                                    (j) SCHEDULE  4.6.1(j) is a true and correct
                  list of all owned water rights (herein the "Owned Water Rights") used by the Sellers, or any of them, in connection with the Acquired Assets and/or the Operations. The Sellers are the record or beneficial owners of the Owned Water Rights. The Owned Water Rights and the other water rights the Sellers have pursuant to contract rights (together, the "Water Rights") have been of sufficient quantity and quality to supply the business needs of the Operations at each of the locations of the Operations as conducted prior to the Closing. To the extent the Water Rights include shares of stock or other ownership interests in water or irrigation companies, such Water Rights are being and have been put to use by the Sellers in accordance with all bylaws or other water or irrigation company requirements and all assessments on such shares of stock or ownership interests have been paid in full and are presently paid current. The Water Rights have been approved by the Utah State Engineer for the uses to which they are presently employed in the Operations. The Sellers have no
                  reason  to  believe   that  the  Water   Rights  will  not
                  be sufficient, in both quantity and quality, for the future business needs of the Operations. The Water Rights have been put to beneficial use by the Sellers and have not been forfeited or abandoned, in whole or in part, under the laws of the State of Utah.

                                    (k) Except as listed on  SCHEDULE  4.6.1(k),
                  with respect to Sites 25B, 25C and 32 as listed on SCHEDULE A (the "Owned Quarry Properties"), each parcel of Owned Quarry Property which has been used by the Sellers for, or which the Sellers have anticipated using for, mining and extraction of sand, gravel, or limestone, as the case may be, includes all right, title, and interest in and to such sand, gravel or limestone being extracted at such site, as the case may be, located upon or under such parcels of real property and the right to extract and sell or use the same without the obligation to pay royalties or other compensation to any person. With respect to property 11 as listed on SCHEDULE A (the "Leased Quarry Property"), the leasehold interest of the Sellers in the Leased Quarry Property which has been used by the Sellers for, or which the Sellers have anticipated using for, mining and extraction of sand and gravel, or other aggregates, includes the right of the Sellers or their successors in interest to remove from the parcel of Leased Quarry Property such sand, gravel, and aggregates, as the case may be, located upon or under such parcel of real property and the right to extract and sell or use the same without the obligation to pay royalties or other compensation to any person, except as may be provided in the respective lease assumed by the Buyer with respect to the parcel of Leased Quarry Property.

          4.6.1.1. MAINTENANCE. Except as set forth on SCHEDULE 4.6.1.1, all of the plants, buildings, material fixtures and other improvements situated on the Real Property and all other material items of property are in adequate and useable condition and in a reasonable state of repair, and maintenance of such items has not been deferred beyond a reasonable time period.

          4.6.1.2. ASSESSMENTS. There is no special proceeding pending or, to the knowledge of the Sellers, threatened, in which any taxing authority having jurisdiction over any of the Real Property is seeking to increase the assessed value thereof.

          4.6.1.3. Binding Commitments. No binding commitment has been made by any of the Sellers to any governmental authority, utility company or any other organization, group or individual relating to the Real Property or any part thereof which imposes upon or could impose upon any of the Sellers an obligation to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off such Real Property.

          4.6.1.4. Title Documents. True and complete copies of (a) all leases to which any of the Sellers is a party respecting any Real Property and all other instruments granting such leasehold interests, rights, options or other interests (the "Property Leases") (including all amendments, modifications, extensions and supplements thereto), (b) all deeds, title insurance commitments and policies, maps, plats, surveys, mortgages, agreements and other documents granting any of the Sellers title to or otherwise affecting or evidencing the state of title with respect to any Real
     Property, and (c) any supplements thereto (collectively, the "Title Documents") have been delivered to the Buyers. With respect to the Title Documents, except as disclosed on SCHEDULE 4.6.1.4, no breach or event of default on the part of any of the Sellers or with respect to the Operations, no breach or event of default on the part of any other party thereto and no event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default under any term, covenant or condition of such Title Documents, have occurred and are continuing unremedied that could materially adversely affect the business, business prospects, financial condition or results of any of the Operations or any such Seller or any real property of any such Seller related to the Operations.

          4.6.1.5. NO BREACH OR EVENT OF DEFAULT; PROPERTY LEASES. With respect to the Property Leases, except as disclosed on SCHEDULE 4.6.1.4, no breach or event of default on the part of any Seller (or to the knowledge of Sellers, any other party) under the Property Leases and no event that, with the giving of notice or lapse of time or both would constitute such a breach or event of default, has occurred and is continuing. All the Property Leases are in full force and effect and are valid and enforceable against the parties thereto in accordance with their terms. All rental and other payments due under each of the Property Leases have been duly paid in accordance with the terms of such Property Leases. Except as set forth in
     SCHEDULE 4.6.1.5 hereto, the assignment of all of the Sellers' right, title and interest in and to the Property Leases pursuant to this Agreement does not require the consent of any party to and will not constitute an event of default under or permit any party to terminate or change the existing terms of any Property Lease.

          4.6.1.6. VIOLATION OF LAW. Except as set forth on SCHEDULE 4.6.1.6, none of the Real Property or any condition or activity thereon, any plants, buildings, fixtures, or improvements located thereon, or the current use, operation or maintenance thereof is in violation of any law, rule, regulation, code or ordinance or is in violation of the terms of any restrictive covenant or other encumbrance. To the knowledge of the Sellers, there are no such violations which would prevent the obtaining of, or provide grounds for any jurisdiction to deny the grant of, any subdivision of any Real Property contemplated herein.

          4.6.1.7. LOCATION. Except as set forth on SCHEDULE 4.6.1.7, the Sellers do not in the ordinary course of business maintain any assets used in connection with the Operations outside of the State of Utah.

     4.6.2. PERSONAL PROPERTY. Except as set forth on SCHEDULE 4.6.2(a) and except for Permitted Encumbrances, the Sellers have good and marketable title to each item of Personal Property free and clear of all liens, leases, encumbrances, claims under bailment and storage agreements, equities, conditional sales contracts, security interests, charges and restrictions, except for liens, if any, for personal property taxes not delinquent. Except as set forth on SCHEDULE 4.6.2(b), all material items of Personal Property are in adequate and useable condition and in a reasonable state of repair, reasonable wear and tear excepted, and material maintenance on such items has not been deferred beyond a reasonable time period.

     4.7. INSURANCE. There are no outstanding requirements or recommendations by any insurance company that issued any such policy or by any Board of Fire Underwriters or other similar body exercising similar functions or by any governmental authority exercising similar functions which requires or recommends any repairs or other work to be done on or with respect to any of the Acquired Assets insured in any of said policies. None of the Sellers has received any notice or other communication from any such insurance company within three years preceding the date hereof canceling or materially amending any of said insurance policies relating to the Operations or the Acquired Assets, and to the knowledge of each of the Sellers, no such cancellation or amendment is threatened. There was no material inaccuracy in any application for any such insurance coverage.

     4.8. LABOR AND EMPLOYMENT MATTERS.

          4.8.1. LABOR AND EMPLOYMENT DEFINITIONS. Capitalized terms used in this SECTION 4.8 which are not otherwise defined in this Agreement shall have the respective meanings as set forth below:

                                    "Employee  Benefit  Plan"  shall  mean  each
                  ERISA Plan and each other pension, profit sharing, retirement, bonus, deferred compensation, stock option, stock purchase, severance pay or insurance plan for officers or employees, which currently is, or within the immediately preceding six years was, established, maintained, contributed to or legally obligated to be contributed to (i) by any of the Sellers or
                  (ii) solely with respect to potential liability of and through any current or former ERISA Affiliate arising or continuing in respect of such plan under SECTION 302 or Title IV of ERISA or
                  SECTION 412 of the Code while such entity was an ERISA Affiliate, by such current or former ERISA Affiliate.

                                    "ERISA"  shall mean the Employee  Retirement
                  Income Security Act of 1974, as amended.

                                    "ERISA Affiliate" shall mean any corporation
                  which is a member of a controlled group of corporations with any of the Sellers within the meaning of SECTION 414(b) of the Code, a trade or business (including a sole proprietorship, partnership, trust, estate or corporation) which is under common control with any of the Sellers within the meaning of
                  SECTION 414(c) of the Code or a member of an affiliated service group with any of the Sellers within the meaning of
                  SECTION 414(m) or (o) of the Code.

                         "ERISA  Plan"  shall  mean  any  Pension  Plan  and any
                  Welfare Plan.

                         "Multiemployer  Plan"  shall  mean a plan as defined in
                  SECTION 3(37) of ERISA.

                         "Pension Plan" shall mean each employee pension benefit
                  plan within the meaning of SECTION 3(2) of ERISA which is established, maintained or as to which there is an obligation to contribute by or on behalf of any of the

                  Sellers or any  ERISA Affiliate, or  under which the employees
                  of any of the  Sellers or any  ERISA   Affiliate  receive  any
                  benefits.

                                    "Welfare  Plan"  shall  mean  each  employee
                  welfare benefit plan within the meaning of SECTION 3(1) of ERISA which is established, maintained or to which there is an obligation to contribute by or on behalf of any of the Sellers or any ERISA Affiliate, or under which the employees of any of the Sellers or any ERISA Affiliate receive any benefits.

          4.8.2. EMPLOYEE BENEFIT PLANS.

                    (a) SCHEDULE 4.8.2 lists each Employee Benefit Plan and clearly identifies each as a Pension Plan, Welfare Plan or other type of Employee Benefit Plan in which employees of the Operation participate.

                    (b) Except as disclosed on SCHEDULE 4.8.2(b), neither any of the Sellers nor any ERISA Affiliate has an obligation to contribute to any Multiemployer Plan in which employees of the Operation participate and has had no such obligation during the six years preceding the Closing Date.

                    (c) Except as disclosed on SCHEDULE 4.8.2(c), neither any of the Sellers nor any ERISA Affiliate maintains or contributes to or has an obligation to contribute to any Pension Plan (other than a Multiemployer Plan) covered by Title IV of ERISA or described as a defined benefit plan (in accordance with ERISA
               SECTION 3(35)), and has not maintained or contributed to any such plan during the six years preceding the Closing Date.

                    (d) The  Sellers  have  delivered  to the  Buyers  true  and correct copies of the following:

                         (i) each ERISA Plan  listed on  SCHEDULE  4.8.2 and all
                    amendments thereto; and

                         (ii) each trust agreement pertaining to any of the ERISA Plans, including all amendments to such documents.

                    (e) No event has  occurred in  connection  with any Employee
               Benefit Plan which has resulted, or will or may result in any fine, penalty, assessment or other liability for which any of the Sellers or a transferee of assets from any of such Sellers may be responsible, whether by reason of operation of law or contract.

                    (f) Neither the  execution  and delivery of this  Agreement, including, without limitation, all other agreements to be executed in connection herewith, by the Sellers nor the consummation of the transactions contemplated herein will result in the acceleration or creation of any rights of any person entitled to any benefits under any Employee Benefit Plan.

          4.8.3. BENEFIT OBLIGATIONS. All accrued material obligations for payments to any entity, plan or person with respect to any forms of compensation or benefits for employees of any of the Sellers relating to the Operations or any ERISA Affiliate have been paid or are otherwise not the liability of the Buyers.

          4.8.4. PERFORMANCE. Each of the Sellers has withheld and paid to the appropriate governmental authorities or is withholding for payment not yet due to such authorities all amounts required to be withheld from the employees of such Seller relating to the Operations, and none of the Sellers is liable for any arrears of such amounts or penalties thereon for failure to comply with any of the foregoing.

          4.8.5. COMPENSATION. All reasonably anticipated material obligations of each of the Sellers for salaries, bonuses and other forms of compensation (excluding vacation, holiday and sick pay) payable to the employees of the Operations in respect of the services rendered by any of them have been paid or will be paid in accordance with the Sellers' policies.

          4.8.6. RESIGNATIONS. No key employee of the Operations, to the best knowledge of each of the Sellers, plans to be unavailable, if offered employment by the Buyers, as an employee of the Buyers at compensation substantially similar to such employee's present rate of compensation plus bonuses similar to amounts paid in prior years except as disclosed on
     SCHEDULE 4.8.6.

          4.8.7. COLLECTIVE BARGAINING AGREEMENTS.

               (a) Except as disclosed on SCHEDULE 4.8.7, each of the Sellers is not, and since January 1, 1998 has not been, a party to a collective bargaining agreement with any labor organization with respect to the Operations. No organization or representation question is pending respecting the employees of any of the Sellers, and no such question has been raised with respect to any of the Sellers with respect to the Operations since January 1, 1998.

               (b) Except as disclosed on SCHEDULE 4.8.7(b), there is no controversy pending between any of the Sellers or any Subsidiary and any of their respective employees related to the Operations. Except as disclosed on SCHEDULE 4.8.7(b), to the knowledge of the Sellers, there is no basis for any claim, grievance, arbitration, negotiation, suit, action or charge of or by any employee of the Sellers with respect to the Operations. No complaint is pending against any of the Sellers or any Subsidiary before the National Labor Relations Board or any state or local agency with respect to the Operations. Each of the Sellers and each of its Subsidiaries has complied, in respect of its employees relating to the Operations, in all material respects with all applicable statutes, regulations, orders and restrictions of the United States of America, all states and other subdivisions thereof, and all agencies and instrumentalities of the foregoing, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities.

                           (c) Sellers have furnished the Buyers with copies of all claims, complaints, reports or other documents relating to the Operations in the Sellers' files concerning any of the Sellers or any of their Subsidiaries relating to the Operations or the employees of the Operations made by or against any of the Sellers or any Subsidiary during the past three years pursuant to workers' compensation laws, Title VII of the Civil Rights Act of 1964, the Occupational Safety and Health Act of 1970, the National Labor Relations Act of 1935 or any other federal or state laws relating to employment of labor.

          4.8.8. [Reserved]

          4.8.9. TERMINATION OF EMPLOYMENT. Effective on the Closing Date, the Sellers have terminated the employment of all employees of the Operations except for the four employees identified in SCHEDULE 6.2.

          4.9.    COMPENSATION  OF AND   INDEBTEDNESS  TO  AND  FROM  EMPLOYEES.

          4.9.1. EMPLOYEE COMPENSATION. SCHEDULE 4.9.1 is a true and complete list of the names and annual compensation (whether in the form of salary, bonus, commission, pension or profit-sharing contributions or other supplemental compensation now or hereafter payable) of the ten (10) highest compensated full time salaried employees of the Operations (the "Employee List"). Such list also identifies each employee of the Operations for whom any of the Sellers provide a vehicle, showing the nature of such arrangement and the annual cost to such Seller. Since December 31, 2000, except as disclosed on SCHEDULE 4.9.1, there has been no material change in the rate of total compensation for services rendered, including, without limitation, bonuses and deferred compensation, for any of the employees listed on the Employee List that was made without prior consultation with the Buyers, and the bonuses and deferred compensation established for the year ending December 31, 2000 were consistent with the past practices of each of the Sellers for similar employees in similar situations.

          4.9.2. INDEBTEDNESS. None of the Sellers is indebted to any employee or agent of the Operations, nor any spouse, child or other relative thereof, in any amount whatsoever other than for compensation for services rendered since the start of the Sellers' current pay period generally utilized for its employees and for business expenses, nor is any employee or agent of the Operations indebted to any of the Sellers except for advances made in the ordinary course of business.

          4.10. CONTRACTS AND OTHER INSTRUMENTS.

          4.10.1. CONTRACTS. Except as set forth on SCHEDULE 4.10.1, none of the Sellers is a party to any written or oral contracts which are material to the Operations or the Acquired Assets.

          Sellers have furnished the Buyers with a true and complete copy of all written contracts, obligations or commitments set forth on SCHEDULE 4.10.1, and with accurate descriptions of all oral contracts, obligations or commitments set forth on SCHEDULE 4.10.1.

          None of the Sellers is in breach of or in default under any of the contracts, obligations or commitments set forth on SCHEDULE 4.10.1 and, to the knowledge of the Sellers, no event has occurred that, with the giving of notice or lapse of time or both, would constitute such a breach or default. Except as set forth on SCHEDULE 4.10.1, the execution and delivery of this

     Agreement and the consummation of the transactions contemplated hereby will not require the consent of any party (other than the Sellers) to any contract.

     4.11. ENVIRONMENTAL MATTERS.

          4.11.1.  HAZARDOUS MATERIALS.  Except as set forth in SCHEDULE 4.11.1:
     (i) neither the Sellers, nor, to the knowledge of the Sellers, any prior owner, tenant, occupant or user of the Real Property, nor any other person or concern, has engaged in or permitted any operations or activities upon, or any use or occupancy of, such property or any portion thereof for the purpose of or the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials (whether legal or illegal, accidental or intentional, excluding de minimis quantities of Hazardous Materials that are commonly used in connection with the Operations and which were used and disposed of in accordance with Environmental Requirements) on, under, in or about any such property or transported any Hazardous Materials to, from or across any such property; and (ii) to the knowledge of the Sellers, no Hazardous Materials have migrated or are threatening to migrate from any Real Property upon or beneath other properties, and no Hazardous Materials have migrated or are threatening to migrate from other properties upon, about or beneath any Real Property or Former Real Property.

          4.11.2. ENVIRONMENTAL REQUIREMENTS. Except as set forth in SCHEDULE 4.11.2: (i) the Sellers, the Real Property and the existing and, to the knowledge of the Sellers, prior uses and activities thereon, including but not limited to the use, maintenance and operation of any such property, and all activities and conduct of business related thereto, comply and have at all times complied in all material respects with all Environmental Requirements, and no activity on or condition of the Real Property or Former Real Property has constituted or constitutes a nuisance or has constituted or constitutes a tortious condition with respect to any third party; and (ii) neither the Sellers, nor, to the knowledge of the Sellers, any prior owner or occupant of the Real Property, pursuant to any existing or proposed law or regulation, is required now or in the foreseeable future to take any remedial action related to any such property or make any capital improvements in order to place such property or the improvements located thereon in compliance with such law or regulation.

          4.11.3. NOTICE OF VIOLATIONS. Except as set forth in SCHEDULE 4.11.3, to Sellers' knowledge: (i) neither the Sellers nor any prior owner or occupant of the Real Property has received notice or other communication concerning or has any knowledge of (A) any violation or alleged violation of Environmental Requirements relating to the Real Property, whether or not corrected or (B) any alleged liability for Environmental Damages (as defined below) relating to the Real Property, and there exists no basis for any lawsuit, claim, proceeding, citation, directive, summons or investigation related to either (A) or (B) being instituted or filed; (ii) no writ, injunction, decree, order or judgment related to the foregoing is outstanding; and (iii) neither the Sellers nor any prior owner or occupant of any such property has been ordered or requested by any regulatory authority to take any step to remedy any condition on any such property whether or not constituting a violation of Environmental Requirements, and no such person or entity has been named a "potentially responsible party" with respect thereto.

          4.11.4. POTENTIALLY RESPONSIBLE PARTY. Except as set forth in SCHEDULE 4.11.4, neither the Environmental Protection Agency nor any other federal, state or local authority, nor any other person, corporation, partnership, joint venture, association, trust, estate or other entity or organization has identified any of the Sellers, or, to the knowledge of the Sellers, any prior owner or occupant of any of the Real Property or Former Real Property as a "potentially responsible party" or as a party liable in any way for remediation or clean-up activities relating to the Real Property, or notified any of the Sellers or any prior owner or occupant of any such property that it may in the future identify any of the Sellers or the prior owner or occupant as a "potentially responsible party" or as a party liable in any way for remediation or clean-up activities relating to the Real Property.

          4.11.5. ENVIRONMENTAL REPORTS. The Sellers have furnished the Buyer with true and complete copies of all claims, complaints, reports assessments, audits, investigations and other documents in the possession of any of the Sellers made by, on behalf of or against the Sellers relating to the release of Hazardous Material at the Real Property or any potential or actual Environmental Damages incurred by Sellers relating to the Real Property.

          4.11.6. DEFINITIONS. For the purposes of this Agreement:

                                    (i)   "Environmental   Damages"   means  all
                  claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of defense of a claim (whether or not such claim is ultimately defeated), good faith settlements of judgment and costs and expenses of reporting, investigating, removing and/or remediating Hazardous Materials, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation reasonable attorney's fees and disbursements and consultants' fees, any of which are incurred at any time arising out of, based on or resulting from (i) the release of Hazardous Materials into the environment, on or prior to the Closing, upon, beneath, or from any Real Property, Former Real Property or other location (whether or not owned by the Sellers) where the Sellers conducted operations or generated, stored, sent, transported, or disposed of Hazardous Materials, and (ii) any violation of Environmental Requirements by the Sellers on or prior to the Closing.

                                    (ii) "Environmental  Requirements" means all
                  applicable statutes, regulations, rules, ordinances, codes, policies, advisories, guidance, actions, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items of all Governmental Authorities and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to: (A) occupational health or safety;
                  (B) the protection of human health or the environment; (C) the treatment, storage, disposal, handling, release or remediation of Hazardous Materials; or (D) exposure of persons to Hazardous Materials.

                                    (iii) "Former Real Property"  means any real
                  property in which the Sellers heretofore held but no longer hold a fee, leasehold or other legal, beneficial or equitable interest.

                                    (iv)  "Governmental   Authority"  means  any
                  governmental agencies, departments, commissions, boards, bureaus, instrumentalities, courts or tribunals of the United States, the states and political subdivisions thereof.

                                    (v)   "Hazardous    Materials"   means   any
                  substance: (A) the presence of which requires reporting, investigation, removal or remediation under any Environmental Requirement; (B) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminant" under any Environmental Requirement; (C) that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Requirement; (D) the presence of which causes or threatens to cause a nuisance, trespass or other tortious condition or poses a hazard to the health or safety of persons; (E) that contains gasoline, diesel fuel or other petroleum hydrocarbons, PCBs, asbestos or urea formaldehyde foam insulation.

     4.12. AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS.

               (a) Provided that the consents  referenced in SCHEDULE  4.5.3 and
          SCHEDULE 4.6.1.5 are obtained, the execution and delivery by the Sellers of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in the creation of any lien, security interest, charge or encumbrance upon the Acquired Assets or the Operations under, conflict with or result in a breach of, create an event of default (or event that, with the giving of notice or lapse of time or both, would constitute an event of default) under, or give any third party the right to accelerate any obligation under, any agreement, mortgage, license, lease, indenture, instrument, order, arbitration award, judgment or decree to which any of the Sellers is a party or by which any of the Sellers, the Acquired Assets or the Operations is bound or affected.

               (b) Provided that the consents  referenced in SCHEDULE  4.5.3 and
          SCHEDULE 4.6.1.5 are obtained, the execution and delivery by the Sellers of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in a violation of, or require any authorization, approval, consent or other action by, or registration, declaration or filing with or notice to, any court or administrative or governmental body pursuant to, any statute, law, rule, regulation or ordinance applicable to any of the Sellers. There is no pending or threatened action, suit, proceeding or investigation before or by any court or governmental body or agency, to restrain or prevent the consummation of the transactions contemplated by this Agreement or that might affect the right of the Buyers to own the Acquired Assets or to operate the Operations.

     4.13. REGULATORY APPROVALS. Except as set forth on SCHEDULE 4.5.3, the Sellers have obtained all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by any of the Sellers and, prior to the Closing Date, shall have obtained all such consents, approvals, authorizations and other requirements which are necessary for the Seller to consummate the transactions contemplated by this Agreement. Set forth on SCHEDULE 4.13 is a true and complete list of all consents, approvals, authorizations and other requirements referenced in this
SECTION 4.13.

     4.14. INVENTORIES. The Inventories of each Seller relating to the Operations as of the Closing Date are good and merchantable, and the quantities of all inventories are reasonable and consistent with past practice of each such Seller. The volume of Inventories set forth in the inventory listing attached as
SCHEDULE 4.14 have been determined in accordance with customary industry practices.

     4.15. DISCLOSURE. [Reserved]

     4.16. BROKERAGE. None of the Sellers, nor any employee or agent of any of the Sellers, has dealt with any finder or broker in connection with any of the transactions contemplated by this Agreement or the negotiations looking toward the consummation of such transactions who may be entitled to a fee in connection therewith. Any fees payable to any finder or broker engaged by the Sellers or with whom the Sellers have dealt, shall be the sole responsibility of each of the Sellers and in no circumstance shall the Buyers have any liability therefor.

     4.17. CUSTOMERS. Set forth on SCHEDULE 4.17 is a list of the top 10 largest customers of the Operations for the fiscal year ended December 31, 2000. None of the customers of the Operations has terminated or, to the knowledge of the Sellers, indicated an intention or plan to terminate all or a material part of the services performed for or orders historically placed by such customers, and none of the Sellers has reason to believe that any of such customers may terminate all or a material part of such services or orders, whether by reason of the acquisition of the Acquired Assets by the Buyers or for any other reason. None of the Executive Officers (as defined in SECTION 11.15(a)) has received notice of, nor knows of any basis for, any material complaint by any of such customers with respect to services provided or products delivered by any of the Sellers since January 1, 1999. None of the employees primarily responsible for servicing customers listed on SCHEDULE 4.17 has indicated to any of the Executive Officers an intention or plan to terminate his or her employment with any of the Sellers or otherwise be unavailable to the Buyers.

     4.18. PRODUCT LIABILITY. Except as set forth in SCHEDULE 4.18, there are no pending or, to the knowledge of the Sellers, threatened product liability, warranty, material backcharge, material additional work, field repair or other claims by any third party (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (A) services rendered by any of the Sellers during periods through and including the Closing Date, (B) the sale, distribution, erection or installation of products by any of the Sellers prior to the Closing Date, or the manufacture of products by any of the Sellers whether delivered to a customer before or after the Closing Date (except with respect to any liability or obligation arising out of any action by Buyers after the Closing Date) or (C) the Operations or the ownership of the Acquired Assets during the period through and including the Closing Date.

     4.19. SOLVENCY. Immediately prior to and as of the date hereof, each of the Sellers was, is, and upon completion of the transactions contemplated herein will be, solvent and generally able to pay its debts as they become due.

     4.20. SUFFICIENCY OF ASSETS. Except for the assets described in SECTION 1.2, the Acquired Assets and the property leased by any of the Buyers as lessee pursuant to this Agreement constitute (a) all of the assets and rights that are primarily used in the Operations as they are being conducted as of the date hereof and (b) all the property, real and personal, tangible and intangible, necessary for the conduct by the Buyers of the Operations as they are being conducted as of the date hereof. Except as set forth on SCHEDULE 4.20, none of USAI or any affiliate thereof (other than the Sellers) owns or has rights to any assets, properties, or rights of or primarily used by the Operations.

     4.21. PRESERVATION OF DOCUMENTS. Consummation of the transactions contemplated by this agreement does not impose upon the Buyers any obligation to preserve business records of any type in connection with any agreement or understanding between any of the Sellers and the State of Utah.

     4.22. HART-SCOTT-RODINO. Sellers have performed (and are responsible for) an independent analysis of the filing requirements under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended, and concluded that no filing thereunder is required.

     5. REPRESENTATIONS AND WARRANTIES OF THE BUYERS. Each of the Buyers jointly and severally represents and warrants to the Sellers, as of the date hereof and as of the Closing, as follows:

          5.1. ORGANIZATION AND QUALIFICATION. Each of the Buyers is duly formed and validly existing as a corporation in good standing under the laws of the State of Utah and has all corporate power and authority to own or lease and operate its properties and assets and to carry on its business in the manner in which such business is now being conducted.

          5.2. AUTHORITY. Each of the Buyers has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements to be executed in connection herewith by any of the Buyers have been duly executed and delivered by the such Buyer, have been duly authorized by all necessary corporate action by the Buyers (including, without limitation, any required authorization by the board of directors and shareholders of such Buyer) and constitute legal, valid and binding obligations of the Buyers enforceable in accordance with their respective terms.

          5.3. FINANCIAL CONDITION.

               5.3.1. FINANCIAL STATEMENTS.

                         (a) Attached as SCHEDULE 5.3.1 are copies of certain operating statements of Staker (collectively, the Staker Financial Statements);

                         (b) The Staker Financial Statements: (i) are correct in
                    all material respects; (ii) present fairly the results of operations included in such

                    Staker   Financial   Statements  for  the  periods  included
                    therein; and (iii) do not omit any information necessary to make such Staker Financial Statements not misleading.

                         (c) Staker (i) keeps books, records and accounts relating to the Staker Operations that, in reasonable detail, accurately and fairly reflect (A) the transactions and dispositions of assets relating to the Staker Operations and (B) the quantity of inventory. Neither Staker nor any employee, agent or shareholder of Staker, directly or indirectly, has made any payment of funds of Staker relating to the Staker Operations or received or retained any funds relating to the Staker Operations in violation of any applicable law, rule or regulation.

               5.3.2. ABSENCE OF CERTAIN CHANGES. Since December 31, 2000, Staker has used reasonable best efforts consistent with past practices to preserve the business organization of the Staker Operations intact, to keep available to the Sellers the services of all current employees of the Staker Operations and to preserve the goodwill of the suppliers, customers, employees and others having business relations with the Staker Operations. Since December 31, 2000, Staker has conducted the Staker Operations in the ordinary course, has maintained the Acquired Staker Assets in at least as good order and condition as existed on December 31, 2000 (other than wear as may be accounted for by reasonable use) and as is necessary to continue to conduct the Staker Operations. Except as set forth on SCHEDULE 5.3.2, since December 31, 2000 there has not been:

                    (a) any  material  transaction  by  Staker  relating  to the
               Staker Operations not in the ordinary and usual course of business;

                    (b) any material adverse change in the financial  condition,
               assets,   liabilities,   business  or  prospects  of  the  Staker
               Operations, taken as a whole;

                    (c) any damage,  destruction  or loss relating to the Staker
               Operations, whether or not covered by insurance, affecting the Acquired Staker Assets or the Staker Operations;

                    (d) any  material  alteration  in the manner in which Staker keeps their books, accounts or records relating to the Staker Operations, or in the accounting principles and practices therein reflected;

                    (e) a  termination,  substantial  modification  or,  to  the knowledge of Staker, threatened termination or substantial modification of any Buyers' relationship with a material customer of the Staker Operations (other than jobs completed in the ordinary course of business) or supplier or adverse event affecting any product or process used in connection with the Staker Operations;

                    (f) a lease of,  or  commitment  to  acquire  or lease,  any realty or any substantial item of machinery or equipment which would constitute an Acquired Staker Asset;

                    (g)  any   mortgage,   pledge  or  lien,   charge  or  other
               encumbrance placed upon any of the Acquired Staker Assets;

                    (h) any sale,  assignment or transfer of any asset, property or business relating to the Staker Operations or cancellation of any debt or claim or waiver of any right relating to the Acquired Staker Assets or the Staker Operations, except in the ordinary course of business;

                    (i) any increase in the salary or other compensation payable or to become payable to any employee, officer, director of any of Staker relating to the Staker Operations, or the declaration, payment or commitment of any kind for the payment of a bonus or other compensation or benefit to any such employee, officer or director in all cases, other than in the ordinary course of business;

                    (j) any commitment for capital expenditures  relating to the
               Staker Operations, except as may have been necessary for ordinary repair, maintenance and replacement; or

                    (k) in general, any material change in the financial condition, operations, business, properties, assets, business prospects or manner of conducting the Staker Operations, other than changes in the ordinary and usual course of business consistent with prior practice.

               5.3.3. NO TRANSFERS. Except as listed on SCHEDULE 5.3.3 hereof, the Acquired Staker Assets include all the Staker Personal Property of any kind, including but not limited to vehicles and any other rolling stock, used primarily in the conduct of the Staker Operations as of November 1, 2000. Except as disclosed on SCHEDULE 5.3.3, there has been no transfer of any kind of any such Staker Personal Property on or after November 1, 2000 to any unit, division or other portion of any Buyer that is not included in the Staker Operations or to any affiliate of any Buyer or any other third person, nor have there been any substitutions made with respect to any such Staker Personal Property.

               5.4. TAX MATTERS.


               5.4.1. TAX RETURNS; DISPUTES. Staker has filed or has had filed on its behalf, within the time and in the manner prescribed by law, all federal, and all material state and local tax returns and reports required to be filed by it with respect to the Acquired Staker Assets and has paid all taxes shown to be due thereon. There are no outstanding assessments or taxes otherwise due that if not paid on a timely basis would result, on or after the Closing Date, in any liens for taxes on any of the Acquired Staker Assets. There are no pending or, to the knowledge of Staker, threatened United States federal or applicable state tax audits involving Staker or any of its affiliates the adverse determination of which could result in a lien upon the Acquired Staker Assets.

               5.4.2. SECTION 168. None of the Acquired Staker Assets is tax-exempt use property within the meaning of SECTION 168(h) of the Code. None of the Acquired Staker Assets is property that is or will be required to be treated as being owned by another person pursuant to the provisions of SECTION 168(f)(8) of the Internal Revenue Code of 1954, as amended and in effect immediately prior to the enactment of the Code.

               5.4.3. FIRPTA. Staker is not a foreign person within the meaning of SECTION 1445(f)(3) of the Code.

               5.5. LITIGATION AND CLAIMS.

               5.5.1.  LITIGATION PENDING OR THREATENED.  Except as set forth on
          SCHEDULE 5.5.1, there is no action, suit, claim, arbitration, proceeding or investigation relating to the Acquired Staker Assets or the Staker Operations pending or threatened before any court, tribunal, panel, master or governmental agency, authority or body in which Staker is a party and which might affect the Acquired Staker Assets or the Staker Operations. SCHEDULE 5.5.1 sets forth all litigation relating to the Acquired Staker Assets or the Staker Operations to which Staker is party.

               5.5.2. OPERATIONS ENJOINED. Neither Staker, nor any employee, manager or agent of Staker has been permanently or temporarily enjoined by any order, judgment or decree of any court or tribunal or any other agency from engaging in or continuing any conduct or practice in connection with the Staker Operations.

               5.5.3. VIOLATION OF LAW; PERMITS. Except as disclosed on SCHEDULE
          5.5.3, Staker is not in material violation of any provision of any law, decree, order or regulation applicable to the Staker Operations or the Acquired Staker Assets, including, without limitation, those relating to antitrust or other anticompetitive practices, to employment practices (such as discrimination, health and safety), and to minority business enterprises. Except as disclosed on SCHEDULE 5.5.3, Staker has all Permits required with respect to the Acquired Staker Assets or in the conduct of the Staker Operations and the operation of the Staker Real Property, all of which Permits are set forth on SCHEDULE 5.5.3, and has satisfied all material bonding requirements pertaining to the Staker Operations or the Acquired Staker Assets under federal, state, local and foreign laws, rules and regulations. Except as disclosed on SCHEDULE 5.5.3, all such Permits, other than conditional use permits, may be transferred in accordance with applicable law and assigned to the Sellers without the approval or consent of a third party. With respect to any and all conditional use permits, such conditional use permits run with the land and are automatically transferred to the relevant Sellers at the Buyers Closing. Except as disclosed on SCHEDULE 5.5.3, the present conduct of the Staker Operations is not dependent upon any so-called "non-conforming use" exception nor based upon any zoning variance. To the extent operation of any Real Property is subject to any non-conforming use or zoning variance, Sellers upon Closing will have the right to continue such operations as conducted immediately prior to the Closing.

          5.6. PROPERTIES AND ASSETS OF STAKER. Except as disclosed on SCHEDULE 5.6(a), Staker owns or otherwise has the right to use all of the Acquired Staker Assets. Except as listed on SCHEDULE 5.6(b), upon consummation of the transactions contemplated by this Agreement the Sellers will acquire good and marketable title to or a leasehold interest in the Acquired Staker Assets, free and clear of all liens, charges, encumbrances, equities and claims (collectively, the "Buyer Encumbrances"), except for the Buyer Permitted Encumbrances; and provided further that, notwithstanding any other provision of this Agreement or any deed delivered in connection with this Agreement, the Buyers do not warrant title to mineral rights or water rights except as set forth in SCHEDULE 5.6.1(j) and SCHEDULE 5.6.1(k).

          5.6.1. TITLE TO REAL PROPERTY.

                                    (a) Set forth on SCHEDULE  5.6.1(a) is (i) a
                  complete list and description of all real property that is owned by Staker and used in the Staker Operations or in which Staker has legal or equitable title and which is being sold or otherwise transferred to the Sellers (such real property, together with all rights, title privileges and appurtenances pertaining thereto, including, without limitation, all of Staker's or any of Staker's right, title and interest, if any, in and to (A) any unpaid award for any taking by condemnation or any damage to the premises by reason of a change of grade of any street or highway other than the property listed on
                  SCHEDULE 5.6.1(d), and (B) the Items listed on SCHEDULE 5.6(a), shall be collectively referred to as the "Staker Owned Property") and (ii) a description of each lease of real property under which Staker is a lessee, lessor, sublessee or sublessor, licensee or sublicensee (the "Staker Leased Property") and which is being used in the Staker Operations. The Staker Owned Property and the Staker Leased Property and any other real property subject to the Staker Property Leases are sometimes collectively referred to as the "Staker Real Property."

                                    (b)  Except  for  those   items   listed  on
                  SCHEDULE 5.6(b), and except for Buyer Permitted Encumbrances, Staker has (i) good and marketable title in fee simple to the Staker Owned Property and to all plants, buildings and improvements thereon and (ii) good and marketable leasehold title to the Staker Leased Property and to all plants, buildings and improvements thereon and Staker's interests therein is free and clear in each case of all mortgages, security interests, liens, charges, imperfections of title, encroachments, encumbrances, leases (other than the Staker Property Leases), equities, claims, shares, easements, rights-of-way, squatters' rights, covenants, conditions and restrictions.

                                    (c)   Except  as   disclosed   on   SCHEDULE
                  5.6.1(c), the buildings and improvements owned or leased by Staker and used in the Staker Operations, the operation or maintenance thereof as operated and maintained thereon do not
                  (i) contravene any zoning or building law or ordinance or other administrative regulation (including but not limited to those relating to zoning, land division, building, fire, health and safety) or (ii) violate any restrictive covenant or any provision of federal, state, local or foreign law, provided that, in the event the use and operation of any Staker Real Property is a non-conforming use as of the Closing Date, except as disclosed on SCHEDULE 5.6.1(c), (A) the right to continue such non-conforming use is not restricted or terminated upon the consummation of the transactions contemplated by this Agreement, and (B) except as listed on
                  SCHEDULE 5.6.1(c)(B) or as set forth in the applicable zoning ordinance or pursuant to law generally applicable to real property without regard to the specific uses or occupants of such real property, such non-conforming use does not impose conditions or limitations on the continued use and operation of such property, or on the restoration, alteration or expansion thereof, and does not impose costs, expenses or improvements as a condition to or required in connection with such use and operation. The foregoing representations and warranties expressly supersede and survive the delivery of the special warranty deed to any Staker Real Property, notwithstanding any "Permitted Exception" to the contrary in Exhibit "B" to any such special warranty deed.

                                    (d)  Except as listed on  SCHEDULE  5.6.1(d)
                  attached hereto, there is no pending or, to the best knowledge of Staker, threatened condemnation or eminent domain proceeding with respect to, or that could affect, any Staker Real Property.

                                    (e)  There is not and has not  been,  during
                  any period through and including the Closing Date, any substance placed on the Staker Real Property by Staker, or to the knowledge of Staker, placed by any other person (including any lessor or predecessor thereto with respect to Staker Leased Property) the presence of which on any Staker Real Property causes or caused a nuisance upon any Staker Real Property or to adjacent properties, except such substances as would not have a material adverse effect on the business, business prospects, financial condition or results of operations of the Staker Operations.

                                    (f) To the knowledge of Staker, there is not
                  and has not been during any period through and including the Closing Date, any substance, the presence of which on properties adjacent to any Staker Real Property constitutes or constituted a trespass by Staker, except such substances as would not have a material adverse effect on the business, business prospects, financial condition or results of operations of the Staker Operations.

                                    (g) Except as set forth on SCHEDULE 5.6.1(g)
                  attached hereto, to the knowledge of Staker, there are no special taxes or assessments, or any planned public improvements that may result in a special tax or assessment, with respect to any Staker Real Property, and there is no special proceeding pending or threatened in which any taxing authority having jurisdiction over any of the Staker Real Property is seeking to increase the assessed value thereof. Except as set forth on SCHEDULE 5.6.1(g) attached hereto, notwithstanding the foregoing, Buyers represent and warrant that (A) they have not received any written or oral notice or communication with respect to, and (B) to the knowledge of Staker there has been no public disclosure nor any notice or disclosure in any official record (including any land records), with respect to any such special tax or assessment, planned public improvement, or special proceeding pending or threatened.

                                    (h)   Except  as  set   forth  on   SCHEDULE
                  5.6.1(h), there are no strips or gores with respect to or affecting any parcel of Staker Real Property (or portion thereof) which cause any related parcels of land to be non-contiguous. Except as set forth on SCHEDULE 5.6.1(h), each parcel of Staker Real Property owned by Staker has a right of access to and from such parcel.

                                    (i) All utilities required for the operation
                  of each Staker Real Property either enter such Staker Real Property through adjoining streets or, if they pass through adjoining land, do so in accordance with valid public easements or irrevocable private easements, and all of such utilities are installed and operating.

                                    (j) SCHEDULE  5.6.1(j) is a true and correct
                  list of all owned water rights (herein the "Staker Owned Water Rights") used by Staker in connection with the Acquired Staker Assets and/or the Staker Operations. Staker is the record or beneficial owner of the Staker Owned Water Rights. The Staker Owned Water Rights and the other water rights Staker has pursuant to contract rights (together, the "Staker Water Rights") have been of sufficient quantity and quality to supply the business needs of the Operations at each of the locations of the Operations as conducted prior to the Closing. To the extent the Staker Water Rights include shares of stock or other ownership interests in water or irrigation companies, such Staker Water Rights are being and have been put to use by Staker in accordance with all bylaws or other water or irrigation company requirements and all assessments on such shares of stock or ownership interests have been paid in full and are presently paid current. The Staker Water Rights have been approved by the Utah State Engineer for the uses to which they are presently employed in the Operations. Staker has no reason to believe that the Staker Water Rights will not be sufficient, in both quantity and quality, for the future business needs of the Staker Operations. The Staker Water Rights have been put to beneficial use by Staker and have not been forfeited or abandoned, in whole or in part, under the laws of the State of Utah.

                                    (k) With  respect to property 1 as listed on
                  SCHEDULE B (the "Owned Staker Quarry Property"), the parcel of Owned Staker Quarry Property which has been used by Staker for, or which Staker has anticipated using for, mining and extraction of sand, gravel, or other aggregates, as the case may be, includes all right, title, and interest in and to such sand, gravel or aggregate being extracted at such site, as the case may be, located upon or under such parcel of real property and the right to extract and sell or use the same without the obligation to pay royalties or other compensation to any person. With respect to property 2 as listed on SCHEDULE B (the "Leased Staker Quarry Property"), the leasehold interest of Staker in the Leased Staker Quarry Property which has been used by Staker for, or which Staker has anticipated using for, mining and extraction of sand, gravel, or other aggregates, includes the right of Staker or its successors in interest to remove from the parcel of Leased Staker Quarry Property such sand, gravel, and aggregates, as the case may be, located upon or under such parcel of real property and the right to extract and sell or use the same without the obligation to pay royalties or other compensation to any person, except as may be provided in the respective lease assumed by the Sellers with respect to the parcel of Leased Staker Quarry Property.

               5.6.1.1. MAINTENANCE. Except as set forth on SCHEDULE 5.6.1.1, all of the plants, buildings, material fixtures and other improvements situated on the Staker Real

          Property and all other material items of property are in adequate and usable condition and in a reasonable state of repair, and maintenance of such items has not been deferred beyond a reasonable time period.

               5.6.1.2. ASSESSMENTS. There is no special proceeding pending or, to the knowledge of Staker, threatened, in which any taxing authority having jurisdiction over any of the Staker Real Property is seeking to increase the assessed value thereof.

               5.6.1.3. BINDING COMMITMENTS. No binding commitment has been made by Staker to any governmental authority, utility company or any other organization, group or individual relating to the Staker Real Property or any part thereof which imposes upon or could impose upon Staker an obligation to make any contribution or dedication of money or land or to construct, install or maintain any improvements of a public or private nature on or off such Staker Real Property.

               5.6.1.4. TITLE DOCUMENTS. True and complete copies of (a) all leases to which any of Staker is a party respecting any Staker Real Property and all other instruments granting such leasehold interests, rights, options or other interests (the "Staker Property Leases") (including all amendments, modifications, extensions and supplements thereto), (b) all deeds, title insurance commitments and policies, maps, plats, surveys, mortgages, agreements and other documents granting any of Staker title to or otherwise affecting or evidencing the state of title with respect to any Staker Real Property, and (c) any supplements thereto (collectively, the "Staker Title Documents") have been delivered to the Sellers. With respect to the Buyer Title Documents, no breach or event of default on the part of Staker with respect to the Staker Operations, no breach or event of default on the part of any other party thereto and no event that, with the giving of notice or lapse of time or both, would constitute such breach or event of default under any term, covenant or condition of such Staker Title Documents, have occurred and are continuing unremedied that could materially adversely affect the business, business prospects, financial condition or results of any of the Staker Operations or Staker or any real property of Staker related to the Staker Operations.

               5.6.1.5. NO BREACH OR EVENT OF DEFAULT; PROPERTY LEASES. With respect to the Staker Property Leases, no breach or event of default on the part of any Buyer (or to the knowledge of Buyers, any other party) under the Staker Property Leases and no event that, with the giving of notice or lapse of time or both would constitute such a breach or event of default, has occurred and is continuing. All the Staker Property Leases are in full force and effect and are valid and enforceable against the parties thereto in accordance with their terms. All rental and other payments due under each of the Staker Property Leases have been duly paid in accordance with the terms of such Staker Property Leases. Except as set forth in SCHEDULE 5.6.1.5 hereto, the assignment of all of Staker's right, title and interest in and to the Staker Property Leases pursuant to this Agreement does not require the consent of any party to and will not constitute an event of default under or permit any party to terminate or change the existing terms of any Staker Property Lease.

               5.6.1.6. VIOLATION OF LAW. Except as set forth on SCHEDULE 5.6.1.6, none of the Staker Real Property or any condition or activity thereon, any plants, buildings, fixtures, or improvements located thereon, or the current use, operation or maintenance thereof is in violation of any law, rule, regulation, code or ordinance or is in violation of the terms of any restrictive covenant or other encumbrance.

               5.6.1.7. LOCATION. Except as set forth on SCHEDULE 5.6.1.7, Staker does not in the ordinary course of business maintain any assets used in connection with the Staker Operations outside of the State of Utah.

               5.6.2. PERSONAL PROPERTY. Except as set forth on SCHEDULE 5.6.2(a) and except for Buyer Permitted Encumbrances, Staker has good and marketable title to each item of Staker Personal Property (except for any leased Staker Personal Property) free and clear of all liens, leases, encumbrances, claims under bailment and storage agreements, equities, conditional sales contracts, security interests, charges and restrictions, except for liens, if any, for personal property taxes not delinquent. Except as set forth on SCHEDULE 5.6.2(b), all material items of Staker Personal Property are in adequate and usable condition and in a reasonable state of repair, reasonable wear and tear expected, and material maintenance on such items has not been deferred beyond a reasonable time period.

     5.7. INSURANCE. [Reserved]


     5.8. LABOR AND EMPLOYMENT MATTERS.

               5.8.1. Labor and Employment Definitions. Capitalized terms used in this SECTION 5.8 which are not otherwise defined in this Agreement shall have the respective meanings as set forth below:

                         "Buyer  Employee  Benefit  Plan"  shall mean each ERISA
                    Plan and each other pension, profit sharing, retirement, bonus, deferred compensation, stock option, stock purchase, severance pay or insurance plan for officers or employees, which currently is, or within the immediately preceding six years was, established, maintained, contributed to or legally obligated to be contributed to (i) by any of Staker or (ii) solely with respect to potential liability of and through any current or former ERISA Affiliate arising or continuing in respect of such plan under SECTION 302 or Title IV of ERISA or SECTION 412 of the Code while such entity was an ERISA Affiliate, by such current or former ERISA Affiliate.

               5.8.2. BUYER EMPLOYEE BENEFIT PLANS.

                    (a) SCHEDULE  5.8.2 lists each Buyer  Employee  Benefit Plan and clearly identifies each as a Pension Plan, Welfare Plan or other type of Buyer Employee Benefit Plan in which employees of the Staker Operations participate.

                    (b) Except as disclosed on SCHEDULE 5.8.2(b), neither Staker nor any ERISA Affiliate has an obligation to contribute to any Multiemployer Plan in which employees of the Staker Operations participate and has had no such obligation during the six years preceding the Closing Date.

                    (c) Except as disclosed on SCHEDULE 5.8.2(c), neither Staker nor any ERISA Affiliate maintains or contributes to or has an obligation to contribute to any Pension Plan (other than a Multiemployer Plan) covered by Title IV of ERISA or described as a defined benefit plan (in accordance with ERISA SECTION 3(35)), and has not maintained or contributed to any such plan during the six years preceding the Closing Date.

                    (d) Staker has  delivered  to the  Sellers  true and correct copies of such of the following documents as the Sellers have requested:

                         (i) each ERISA Plan  listed on  SCHEDULE  5.8.2 and all
                    amendments thereto; and

                         (ii) each trust agreement pertaining to any of the ERISA Plans, including all amendments to such documents.

          5.8.3. BENEFIT OBLIGATIONS. All accrued material obligations for payments to any entity, plan or person with respect to any benefits for employees of Staker relating to the Staker Operations or any ERISA Affiliate have been paid or are otherwise not the liability of the Sellers.

          5.8.4. PERFORMANCE. Staker has withheld and paid to the appropriate governmental authorities or is withholding for payment not yet due to such authorities all amounts required to be withheld from the employees of Staker relating to the Staker Operations, and Staker is not liable for any arrears of such amounts or penalties thereon for failure to comply with any of the foregoing.

          5.8.5. COMPENSATION. All reasonably anticipated material obligations of Staker for salaries, bonuses and other forms of compensation (excluding vacation, holiday and sick pay) payable to the employees of the Staker Operations in respect of the services rendered by any of them have been paid or will be paid in accordance with the Buyers' policies.

          5.8.6. RESIGNATIONS. No key employee of the Staker Operations, to the best knowledge of Staker, plans to be unavailable, if offered employment by the Sellers, as an employee of the Sellers at compensation substantially similar to such employee's present rate of compensation plus bonuses similar to amounts paid in prior years.

          5.8.7. COLLECTIVE BARGAINING AGREEMENTS.

                    (a) Except as  disclosed on SCHEDULE  5.8.7,  Staker is not, and since January 1, 1998 has not been, a party to a collective bargaining agreement with any labor organization with respect to the Staker Operations. No organization or representation question is pending respecting the employees of Staker, and no such question has been raised with respect to Staker with respect to the Staker Operations since January 1, 1998.

                    (b) Except as  disclosed on SCHEDULE  5.8.7(b),  there is no controversy pending between Staker and any of its respective employees related to the Staker Operations. Except as disclosed on SCHEDULE 5.8.7(b), to the knowledge of Staker, there is no basis for any claim, grievance, arbitration, negotiation, suit, action or charge of or by any employee of Staker with respect to the Staker Operations. No complaint is pending against Staker or before the National Labor Relations Board or any state or local agency with respect to the Staker Operations. Staker has complied, in respect of its employees relating to the Staker Operations, in all material respects with all applicable statutes, regulations, orders and restrictions of the United States of America, all states and other subdivisions thereof, and all agencies and instrumentalities of the foregoing, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes and other sums as required by appropriate governmental authorities.

                    (c) Buyers have  furnished  the  Sellers  with copies of all claims, complaints, reports or other documents relating to the Staker Operations in Staker's files concerning Staker relating to the Staker Operations or the employees of the Staker Operations made by or against Staker during the past three years pursuant to workers' compensation laws, Title VII of the Civil Rights Act of 1964, the Occupational Safety and Health Act of 1970, the National Labor Relations Act of 1935 or any other federal or state laws relating to employment of labor.

     5.9. COMPENSATION OF AND INDEBTEDNESS TO AND FROM EMPLOYEES.

               5.9.1. EMPLOYEE COMPENSATION. SCHEDULE 5.9.1 is a true and complete list of the names and annual compensation (whether in the form of salary, bonus, commission, pension or profit-sharing contributions or other supplemental compensation now or hereafter payable) of the ten (10) highest compensated full time salaried employees of the Staker Operations (the "Buyer Employee List"). Such list also identifies each employee of the Staker Operations for whom Staker provided a vehicle, showing the nature of such arrangement and the annual cost to Staker. Since December 31, 2000, except as disclosed on SCHEDULE 5.9.1, there has been no material change in the rate of total compensation for services rendered, including, without limitation, bonuses and deferred compensation, for any of the employees listed on the Buyer Employee List that was made without prior consultation with the Sellers, and the bonuses and deferred compensation established for the year ending December 31, 2000 were consistent with the past practices of Staker for similar employees in similar situations.

               5.9.2. INDEBTEDNESS. Staker is not indebted to any employee or agent of the Staker Operations, nor any spouse, child or other relative thereof, in any amount whatsoever other than for compensation for services rendered since the start of Staker's current pay period generally utilized for its employees and for business expenses, nor is any employee or agent of the Staker Operations indebted to Staker except for advances made in the ordinary course of business.

     5.10. CONTRACTS AND OTHER INSTRUMENTS.

               5.10.1. CONTRACTS. Except as set forth on SCHEDULE 5.10.1, Staker is not a party to any written or oral contracts which are material to the Staker Operations or the Acquired Staker Assets.

               Buyers have furnished the Sellers with a true and complete copy of all written contracts, obligations or commitments set forth on
          SCHEDULE 5.10.1, and with accurate descriptions of all oral contracts, obligations or commitments set forth on SCHEDULE 5.10.1.

               Staker is not in breach of or in default under any of the contracts, obligations or commitments set forth on SCHEDULE 5.10.1, and to the knowledge of Staker no event has occurred that, with the giving of notice or lapse of time or both, would constitute such a breach or default. Except as set forth on SCHEDULE 5.10.1, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not require the consent of any party (other than the Buyers ) to any Contract.

     5.11. ENVIRONMENTAL MATTERS.

               5.11.1. HAZARDOUS MATERIALS. Except as set forth in SCHEDULE 5.11.1: (i) neither Staker, nor, to the knowledge of Staker, any prior owner, tenant, occupant or user of the Staker Real Property, nor any other person or concern, has engaged in or permitted any operations or activities upon, or any use or occupancy of, such property or any portion thereof for the purpose of or the handling, manufacture, treatment, storage, use, generation, release, discharge, refining, dumping or disposal of any Hazardous Materials (whether legal or illegal, accidental or intentional, excluding de minimis quantities of Hazardous Materials that are commonly used in connection with the Staker Operations and which were used and disposed of in accordance with Environmental Requirements) on, under, in or about any such property or transported any Hazardous Materials to, from or across any such property; and (ii) to the knowledge of Staker, no Hazardous Materials have migrated or are threatening to migrate from any Staker Real Property upon or beneath other properties, and no Hazardous Materials have migrated or are threatening to migrate from other properties upon, about or beneath any Staker Real Property or Buyer Former Real Property.

               5.11.2.  ENVIRONMENTAL  REQUIREMENTS.  Except  as  set  forth  in
          SCHEDULE 5.11.2: (i) Staker, the Staker Real Property and the existing and, to the knowledge of Buyers, prior uses and activities thereon, including but not limited to the use, maintenance and operation of any such property, and all activities and conduct of business related thereto, comply and have at all times complied in all material respects with all Environmental Requirements, and no activity on or condition of the Staker Real Property or Staker Former Real Property (as defined below) has constituted or constitutes a nuisance or has constituted or constitutes a tortious condition with respect to any third party; and (ii) neither Staker, nor, to the knowledge of Staker, any prior owner or occupant of the Staker Real Property, pursuant to any existing or proposed law or regulation, is required now or in the foreseeable future to take any remedial action related to any such property or make any capital improvements in order to place such property or the improvements located thereon in compliance with such law or regulation.

               5.11.3. NOTICE OF VIOLATIONS. Except as set forth in SCHEDULE 5.11.3: (i) neither Staker nor any prior owner or occupant of the Staker Real Property has received notice or other communication concerning or has any knowledge of (A) any violation or alleged violation of Environmental Requirements relating to the Staker Real Property, whether or not corrected or (B) any alleged liability for Buyer Environmental Damages (as defined below) relating to the Staker Real Property, and there exists no basis for any lawsuit, claim, proceeding, citation, directive, summons or investigation related to either (A) or (B) being instituted or filed; (ii) no writ, injunction, decree, order or judgment related to the foregoing is outstanding; and
          (iii) neither Staker nor any prior owner or occupant of any such property has been ordered or requested by any regulatory authority to take any step to remedy any condition on any such property whether or not constituting a violation of Environmental Requirements, and no such person or entity has been named a "potentially responsible party" with respect thereto.

               5.11.4.  POTENTIALLY  RESPONSIBLE  PARTY.  Except as set forth in
          SCHEDULE 5.11.4, neither the Environmental Protection Agency nor any other federal, state or local authority, nor any other person, corporation, partnership, joint venture, association, trust, estate or other entity or organization has identified Staker, or, to the knowledge of Staker, any prior owner or occupant of the Staker Real Property or Staker Former Real Property as a "potentially responsible party" or as a party liable in any way for remediation or clean-up activities relating to the Staker Real Property, or notified Staker or any prior owner or occupant of any such property that it may in the future identify Staker, or the prior owner or occupant as a "potentially responsible party" or as a party liable in any way for remediation or clean-up activities relating to the Staker Real Property.

               5.11.5. ENVIRONMENTAL REPORTS. Staker has furnished the Sellers with true and complete copies of all claims, complaints, reports assessments, audits, investigations and other documents in the possession of Staker made by, on behalf of or against Staker relating to the release of Hazardous Material at the Staker Real Property or any potential or actual Buyer Environmental Damages incurred by Buyers relating to the Staker Real Property.

               5.11.6. DEFINITIONS. For the purposes of this Agreement:

                         (i) "Buyer  Environmental  Damages"  means all  claims,
                    judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs and expenses of defense of a claim (whether or not such claim is ultimately defeated), good faith settlements of judgment and costs and expenses of reporting, investigating, removing and/or remediating Hazardous Materials, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, resulting from the activities or operations of Staker, including without limitation reasonable attorney's fees and disbursements and consultants' fees, any of which are incurred at any time arising out of, based on or resulting from (i) the release of Hazardous Materials into the environment, on or prior to the Closing, upon, beneath, or from any Staker Real Property, Staker Former Real Property or other location (whether or not owned by Staker) where Staker conducted operations or generated, stored, sent, transported, or disposed of Hazardous Materials relating to the Staker Operations, and/or (ii) any violation of Environmental Requirements by Staker on or prior to the Closing

                         (ii) "Staker Former Real Property" means any real property in which Staker heretofore held but no longer holds a fee, leasehold or other legal, beneficial or equitable interest.

               5.12. AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS.

                         (a) Provided  that the consents  referenced in SCHEDULE
                    5.5.3 and SCHEDULE 5.6.1.5 are obtained, the execution and delivery by Staker of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in the creation of any lien, security interest, charge or encumbrance upon the Acquired Staker Assets or the Staker Operations under, conflict with or result in a breach of, create an event of default (or event that, with the giving of notice or lapse of time or both, would constitute an event of default) under, or give any third party the right to accelerate any obligation under, any agreement, mortgage, license, lease, indenture, instrument, order, arbitration award, judgment or decree to which Staker is a party or by which, any of Staker, the Acquired Staker Assets or the Staker Operations, is bound or affected.

                         (b) Provided  that the consents  referenced in SCHEDULE
                    5.5.3 and SCHEDULE 5.6.1.5 are obtained, the execution and delivery by Staker of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in a violation of, or require any authorization, approval, consent or other action by, or registration, declaration or filing with or notice to, any court or administrative or governmental body pursuant to, any statute, law, rule, regulation or ordinance applicable to Staker. There is no pending or threatened action, suit, proceeding or investigation before or by any court or governmental body or agency, to restrain or prevent the consummation of the transactions contemplated by this Agreement or that might affect the right of the Sellers to own the Acquired Staker Assets or to operate the Staker Operations.

               5.13. REGULATORY APPROVALS. Except as set forth on SCHEDULE 5.5.3, Staker has obtained all consents, approvals, authorizations and other requirements prescribed by any law, rule or regulation which must be obtained or satisfied by Staker and, prior to the Closing Date, shall have obtained all such consents, approvals, authorizations and other requirements which are necessary for the Buyer to consummate the transactions contemplated by this Agreement. Set forth on SCHEDULE
          5.13 is a true and complete list of all consents, approvals, authorizations and other requirements referenced in this SECTION 5.13.

               5.14. INVENTORIES. The inventories of Staker relating to the Staker Operations as of the Closing Date are good and merchantable, and the quantities of all inventories are reasonable and consistent with past practice of Staker. The volume of inventories set forth in the inventory listing attached as SCHEDULE 5.14 have been determined in accordance with customary industry practices.

               5.15. DISCLOSURE. [Reserved]

               5.16. BROKERAGE. None of the Buyers, nor any employee or agent of either of the Buyers has dealt with any finder or broker in connection with any of the transactions contemplated by this Agreement or the negotiations looking toward the consummation of such transactions who may be entitled to a fee in connection therewith. Any fees payable to any finder or broker engaged by either of the Buyers or with whom either of the Buyers has dealt, shall be the sole responsibility of each the Buyers and in no circumstance shall the Sellers have any liability therefor.

               5.17. CUSTOMERS. Set forth on SCHEDULE 5.17 is a complete list of the 10 largest customers of the Staker Operations for the fiscal year ended December 31, 2000. None of the customers of the Staker Operations has terminated or, to the knowledge of Staker, indicated an intention or plan to terminate all or a material part of the services performed for, or orders historically placed by, such customers, and Staker has no reason to believe that any of such customers may terminate all or a material part of such services or orders, whether by reason of the acquisition of the Acquired Staker Assets by the Sellers or for any other reason. None of the Buyer Executive Officers (as defined in SECTION 11.15(b)) has received notice of, nor knows of any basis for, any material complaint by any of such customers with respect to services provided or products delivered by Staker since
          January 1, 1999. None of the employees primarily responsible for servicing customers listed on SCHEDULE 5.17 has indicated to any of the Buyer Executive Officers an intention or plan to terminate his or her employment with Staker or otherwise be unavailable to the Sellers.

               5.18. PRODUCT LIABILITY. Except as set forth in SCHEDULE 5.18, there are no pending or, to the knowledge of Staker, threatened product liability, warranty, material backcharge, material additional work, field repair or other claims by any third party (whether based on contract or tort and whether relating to personal injury, including death, property damage or economic loss) arising from (A) services rendered by Staker during periods through and including Closing Date,
          (B) the sale, distribution, erection or installation of products by any of Staker prior to the Closing Date, or the manufacture of products by Staker whether delivered to a customer before or after the Closing Date (except with respect to any liability or obligation arising out of any action by Sellers after the Closing Date) or (C) the Staker Operations or the ownership of the Acquired Staker Assets during the period through and including the Closing Date.

               5.19. SOLVENCY. Immediately prior to the date hereof, Staker was, is, and upon completion of the transactions contemplated herein will be, solvent and generally able to pay its debts as they become due.

               5.20.  SUFFICIENCY OF ASSETS.  Except for the assets described in
          SECTION 1.2A, the Acquired Staker Assets and the property leased by any of the Sellers as lessee pursuant to this Agreement constitute (a) all of the assets and rights that are primarily used in the Staker
          Operations as they are being conducted as of the date hereof and (b) all the property, real and personal, tangible and intangible, necessary for the conduct by the Sellers of the Staker Operations as they are being conducted as of the date hereof. Except as set forth on
          SCHEDULE 5.20, none of Oldcastle or any affiliate thereof (other than Staker) owns or has rights to any assets, properties, or rights of or relating to the Staker Operations.

               5.21.   HART-SCOTT-RODINO.   Buyers  have   performed   (and  are
          responsible for) an independent analysis of the filing requirements under the Hart-Scott-Rodino Act and have concluded that no filing thereunder is required.

     6. EMPLOYEES.

               6.1. OBLIGATION TO EMPLOY. Except as provided in SECTION 6.2, nothing in this Agreement shall be construed as an obligation or commitment of the Buyers to offer to hire or hire any employee, officer, former employee or director of any of the Sellers or otherwise assume any liability relating in any way to the employees, former employees, officers or directors of any of the Sellers including but not limited to liabilities for salary payments or

          Employee Benefit Plans or arising under the Worker Adjustment Retraining and Notification Act ("WARN Act"), the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or any collective bargaining agreement. Sellers, however, do not assume any liability relating in any way to their employees, former employees, officers or directors, including liability for any collective bargaining plans sponsored by the Buyers or arising under the WARN Act, COBRA or any collective bargaining agreement to which the Buyers are a party to the extent any such liability arises from Buyers' acts or omissions after the Closing Date it being understood that Buyer's decision to hire any such individuals will be deemed to have occurred on the Closing Date. The Sellers shall indemnify Buyers with respect to the WARN Act as provided in SECTION 10.

               6.2. OFFERS TO EMPLOY. Notwithstanding SECTION 6.1, the Buyers warrant that immediately after the Closing they will extend offers of employment to the four employees listed on SCHEDULE 6.2. To the extent that the Buyers hire any former employee, officer, or director of any of the Sellers, the Buyers agree to make such employee immediately eligible for accident and health plan coverage and any other Welfare Plan coverage that the Buyers make generally available to its other employees and to provide COBRA benefits if such employees are subsequently terminated by the Buyers. Upon the Buyers' request and the written consent of the applicable employees and former employees of the Sellers, the Sellers shall, to the extent permitted by applicable law, reasonably provide to Buyers information from the employment records of employees and former employees of the Seller to assist Buyers in deciding whether to hire any such individuals.

               7. SELLERS' CLOSING DELIVERIES. The obligations of the Buyers hereunder shall be subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by the Buyers):

               7.1. PERMITS, APPROVALS AND AUTHORIZATIONS. Any and all consents, waivers, permits and approvals from any governmental or regulatory body, and of any corporation or other person or entity required in connection with the execution, delivery or performance of this Agreement or necessary for the Buyers to operate the Operations in the manner in which it is currently operated shall have been duly obtained and shall be in full force and effect on the Closing Date.

               7.2. NO CHALLENGE OR VIOLATION OF ORDERS. No investigation, action, suit or proceeding by any governmental or regulatory commission, agency or authority, and no action, suit or proceeding by any other person, firm, corporation or entity, shall be pending or threatened on the Closing Date which challenges this Agreement or the closing of the transactions contemplated hereby, or which claims damages in a material amount as a result of the transactions contemplated hereby. No preliminary or permanent injunction or other order by any court or governmental or regulatory authority, and no statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, that declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, shall be in effect.

               7.3. CERTAIN DOCUMENTS. The Sellers shall have furnished the Buyers with the following documents:

                    (a) termination  statements and  instruments of release,  in form and substance satisfactory to counsel for the Buyers, releasing and discharging all mortgages, leases, liens, claims, charges, security interests, conditional sales contracts, restrictions or other encumbrances against the Acquired Assets or otherwise providing for the release and discharge of such items upon such terms and conditions as are acceptable to Buyers;

                    (b) a duly executed assignment of title with respect to each motor vehicle transferred to the Buyers hereunder;

                    (c) a copy of the Articles of  Incorporation  of each of the
               Sellers, certified by the Utah Department of Commerce Division of Corporations and Commercial Code;

                    (d) a  certificate,  dated a date  proximate  to the Closing
               Date, as to the good standing of each of the Sellers and payment of all applicable state taxes thereby, executed by the appropriate officials of the State of Utah as the case may be and of each other state in which any of the Sellers is qualified as a foreign corporation;

                    (e) the originals,  or copies  certified to the satisfaction of the Buyers, of all Property Leases and Title Documents with respect to the Real Property;

                    (f) executed originals of all consents,  waivers,  approvals and authorizations required by law, statute, rule, regulation, contract or agreement to be obtained by any of the Sellers in connection with the consummation of the transactions contemplated hereby;

                    (g) a copy of the  resolutions  of the board of directors of each of the Sellers authorizing the execution and delivery of this Agreement and each of the other Related Agreements (as identified in SECTION 1.4) to which any of the Sellers is a party and the performance of the transactions contemplated hereby and thereby, certified by the secretary of each such Seller;

                    (h) a certificate  as to the incumbency and signature of the officers of each of the Sellers executed by an officer or director of each Seller and by the secretary of each Seller;

                    (i) all other  documents  required to be produced under this
               Agreement;

                    (j) letters evidencing the transfers of all necessary operating permits;

                    (k) a power of attorney,  substantially in the form attached hereto as EXHIBIT 7.3(p) with respect to property 10 as listed on SCHEDULE A, granting the Buyer the authority and power to take all necessary action on behalf of the relevant Seller to effect a subdivision of such property;

                    (l) executed  subordination and  non-disturbance  agreements from such lenders of the Sellers and USAI as the Buyers request; and

                    (m) landlord estoppels and consents.

               7.4. [Reserved].

               7.5. EVIDENCE OF TITLE. The Buyers shall have received (i) a 1970 ALTA Extended Coverage Form Policy of Title Insurance (together with all endorsements and affirmative coverages required by the Buyers) issued by one or more title insurance companies selected by the Buyers, and (ii) a currently dated, in-place survey for each parcel of Real Property prepared by a surveyor approved by the Buyers and registered or licensed in the State in which such Real Property is located in accordance with the 1992 Minimum Standard Detail Requirements for ALTA/ASCM Land Title Surveys and satisfactory to the Buyers. The cost of such title reports and title policies shall have been borne by the Buyers. The cost of surveys shall be borne by the Sellers.

               7.6. FIRPTA AFFIDAVIT. Each of the Sellers shall have executed and delivered to the Buyers a certificate of non-foreign status satisfying the requirements of Treas. Reg. SS. 1.1445-2(b)(2)(i).

          8. BUYERS' CLOSING DELIVERIES. The obligations of the Sellers hereunder shall be subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived, in whole or in part, by the Sellers):

               8.1. PERMITS, APPROVALS AND AUTHORIZATIONS. Any and all consents, waivers, permits and approvals from any governmental or regulatory body and of any corporation or other person required in connection with the execution, delivery and performance of this Agreement or necessary for the Sellers to operate the Staker Operations in the manner in which it is currently operating shall be in full force and effect on the Closing Date.

               8.2. NO CHALLENGE OR VIOLATION OF ORDERS. No investigation, action, suit or proceeding by any governmental or regulatory commission, agency or authority, and no action, suit or proceeding by any other person, firm, corporation or entity, shall be pending or threatened on the Closing Date which challenges this Agreement or the closing of the transactions contemplated hereby, or which claims damages in a material amount as a result of the transactions contemplated hereby. No preliminary or permanent injunction or other order by any court or governmental or regulatory authority and no statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, that declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, shall be in effect.

               8.3. CERTAIN DOCUMENTS. The Buyers shall have furnished the Sellers with the following documents:

                    (a) a copy of the Articles of  Incorporation  of each of the
               Buyers, certified by the Utah Department of Commerce Division of Corporations and Commercial Code;

                    (b) a  Certificate  as to the good  standing  of each of the
               Buyers and payment of all applicable state taxes thereby, executed by the appropriate officials of the State of Utah;

                    (c) a copy of the  resolutions  of the Board of Directors of each of the Buyers, authorizing the execution and delivery of this Agreement and each of the other Related Agreements to which such Buyer is a party and the performance of the transactions contemplated hereby and thereby, certified by the Secretary of such Buyer;

                    (d) a  certificate  to the  incumbency  and signature of the officers of each of the Buyers executed by an officer or director of each such Buyer and by the Secretary of such Buyer;

                    (e) the originals,  or copies  certified to the satisfaction of the Sellers, of all property leases with respect to the Staker Real Property;

                    (f) executed originals of all consents,  waivers,  approvals and authorizations required by law, statute, rule, regulation, contract or agreement to be obtained by any of the Buyers in connection with the consummation of the transactions contemplated hereby;

                    (g) all other  documents  required to be produced under this
               Agreement; and

                    (h) letters evidencing the transfers of all necessary operating permits.

               8.4. [Reserved].

               8.5. [Reserved].

               8.6. EVIDENCE OF TITLE. The Sellers shall have received (i) a Policy of Title Insurance (together with all endorsements and affirmative coverages required by the Buyers) issued by one or more title insurance companies selected by the Buyers, and (ii) a currently dated, in-place survey for each parcel of Real Property prepared by a surveyor approved by the Buyers and registered or licensed in the State in which such Real Property is located satisfactory to the Buyers. The cost of such title reports and title policies shall have been borne by the Sellers. The cost of surveys shall be borne by the Buyers.

               8.7. FIRPTA AFFIDAVIT. Staker shall have executed and delivered to the Sellers a certificate of non-foreign status satisfying the requirements of Treas. Reg. SS. 1.1445-2(b)(2)(i).

     9. ACTIONS AFTER THE CLOSING DATE. The parties covenant to take the following actions after the Closing Date:

          9.1. COOPERATION. Subject to any limitations that are required to preserve any applicable attorney-client privilege, for a period of five (5) years from and after the Closing Date, each party agrees to furnish or cause to be furnished to the other parties, its counsel and accountants, upon reasonable request during normal business hours, after not less than three (3)
     business days prior written notice, such information and assistance relating to such party or its business (including, without limitation, the cooperation of officers and employees and reasonable access to books, records and other data and the right to make copies and extracts therefrom) as is reasonably necessary to: (a) facilitate the preparation for or the prosecution, defense or disposition of any suit, action, litigation or administrative, arbitration or other proceeding or investigation (other than one by or on behalf of one party to this Agreement against another party hereto); or (b) prepare and file any other documents required by governmental or regulatory bodies. The party requesting such information and assistance shall reimburse the other party for all reasonable out-of-pocket costs and expenses incurred by such party in providing such information and assistance.

          9.2. FURTHER ASSURANCES. (a) Each of the parties agrees to work diligently, expeditiously and in good faith to consummate the transactions contemplated by this Agreement. From time to time after the Closing Date,
     (i) each of the parties shall execute and deliver to the other relevant parties such instruments of sale, transfer, conveyance, assignment, consent, assurance, power of attorney, and other such instruments as may be reasonably requested by the Buyers in order to (A) vest in the Buyers all right, title, and interest in and to the Acquired Assets and the Operations and (B) vest in the Sellers all right, title, and interest in and to the Acquired Staker Assets and the Staker Operations; (ii) the parties hereto will execute and deliver such other instruments of sale, transfer, conveyance, assignment, assurance, power of attorney and other such instruments as may be reasonably required by the other parties hereto in order to carry out the purpose and intent of this Agreement and all other agreements to be executed in connection herewith and (iii) shall provide such transition services as are reasonably requested by the other party in order for such other party to achieve full operational ability with respect to the assets acquired by it pursuant to this Agreement. The Buyers and the Sellers shall each provide the other with such assistance as reasonably may be requested by the other in connection with the preparation of any tax return, an audit or examination of any such return by any taxing authority or any judicial or administrative proceeding relating to liability for taxes and shall each retain and provide the other with any records or other information which may be relevant to such a return, audit, examination or proceeding.

          (b) Anything contained herein to the contrary notwithstanding, this Agreement will not constitute an assignment, an attempted assignment or an agreement to assign any Contract or Permit if an assignment or attempted assignment of the same without the consent of any other party or parties thereto or, in the case of any Permit, the governmental entity that issued or granted such Permit, would constitute a breach thereof or not be permitted by applicable law, or in any way impair the rights of the assignee party thereunder. If any such consent is not obtained prior to the Closing or if an attempted assignment would be ineffective or would impair the Sellers' or the Buyers' rights under any such Contract or Permit so that the Buyers or the Sellers, as the case may be, would not receive all such rights, then the assignor party will (x) use its reasonable best efforts to provide or cause to be provided to the assignee party, to the extent permitted by applicable law, the full benefits of any such Contract or Permit, (y) pay promptly or cause to be paid promptly to the assignee party when received all monies and other properties received by the assignor party with respect to any thereof and (z) enforce, at the request of the assignee party and at the sole expense and for the account of the assignee party, to the extent permitted by applicable law, any and all rights of the assignor party arising from such Contract or Permit against the other party or parties thereto or the issuer or grantor thereof (including the right to elect to terminate such Contract or Permit in accordance with the terms thereof). In addition, each party will take such other actions (at its expense) as may reasonably be requested by the other party in order to place each party, insofar as reasonably possible, in the same position as if such Contract or Permit had been transferred as contemplated hereby and so that all the benefits relating thereto, including possession, use, risk of loss, potential for gain and dominion, control and command, shall inure to the assignee party. In the event that a required consent to the assignment of any lease set forth on SCHEDULE 2.1 is not received, and the Sellers pay-off such lease and transfer the property subject to such lease to the Buyers, then the parties agree that the benefit to the Buyers of such pay-off and transfer, and the payment to be made in connection with such transfer, shall be the value set forth besides such lease in SCHEDULE 2.1 under the column "Agreed Lease Assumption Amount".

          9.3. NON-INTERFERENCE. With respect to all real property upon which any of the Buyers and the Sellers conduct business simultaneously, each party agrees not to interfere with the use of such property by any other party operating thereon.

          9.4. SELLER'S COVENANTS.

                    (a) Sellers shall use their best efforts to effect legal subdivisions as soon as practicable after the Closing Date of the properties listed on SCHEDULE 9.4(a); including undertaking prompt remediation of any violations with respect their operations that are made a condition of the grant of any such subdivision.

                    (b) Sellers shall obtain all required storm-water or "NPDES"
               permits for properties leased by the Buyers within ninety days after the Closing Date. The Buyers shall prepare the storm-water pollution prevention plan required with such permits.

                    (c) Sellers shall use their best efforts to promptly  obtain an assignment of the permit granted by the State of Utah or any other governmental authority or agency, with respect to excavation, processing and removal operations (and any other activity permitted by such permit) relating to aggregates at property 11 as listed on SCHEDULE A.

          9.5. LEGAL OPINIONS. On or prior to April 16, 2001, counsel to the Sellers shall deliver to the Buyers a legal opinion covering such customary matters as the Buyers shall reasonably request. On or prior to April 16, 2001, counsel to the Buyers shall deliver to the Sellers a legal opinion covering such customary matters as the Sellers shall reasonably request.

          9.6. BVD OPTION. Promptly after the Closing, the Sellers shall grant an option in favor of the Buyers to assume the BVD lease in Park City. Such option shall have an exercise price of $1, shall be exercisable for a period coterminous with the term of the BVD lease and shall have such other terms and conditions as the Buyers shall reasonably request.

          9.7. LEHI PUT RIGHT. In the event that (a) on or prior to June 30, 2001, the Sellers shall not have delivered evidence reasonably satisfactory to the Buyers that the Buyers have good, marketable and insurable title to all of the Buyers' interest in Site 90 as listed on SCHEDULE A ("Lehi") pursuant to that certain Second Amendment to Purchase and Operating Agreement dated March 28, 2001 by and among Peck Rock and Products, LLC, Clay Peck, Cole

     Peck, Western and Parson, and the Surface Owners Agreement and Mineral Release referred to therein, then (b) the Buyers shall have the right (the "Put Right") to require the Sellers to pay, within 5 business days of the Buyers delivering a written notice to the Sellers (a "Put Notice"), the cash sum of $1,000,000. Such evidence shall include the delivery to Buyers, at Sellers' sole cost and expense, of an updated title insurance policy or an endorsement (the "New Title Policy") to the Buyers' Owner's Title Insurance Policy (Order Number F-53541, 45 Pro Forma 541) dated April 1, 2001 in the amount of $25,000,000 issued by Chicago Title Insurance Company (the "Existing Title Policy"), on the terms and conditions contained in the next following sentence. The New Title Policy shall insure the Co-Occupancy Estate of Buyers described in the Existing Title Policy without the following proviso (with respect to the Surface Owners Agreement) contained in SECTION 17 of SCHEDULE B with respect to "Lehi," as shown on page 29 of the Existing Title Policy: "subject to any claim for loss or damage due to the failure of all required parties to execute the above Agreement," and without any other similar or dissimilar proviso, exception, exclusion or qualification relating to the right, title or interest, power, capacity, authority or competency of any such parties to the Surface Owners Agreement, and the New Title Policy shall otherwise be in the same amount and on all of the other same terms and conditions as the Existing Title Policy. Effective upon receipt of such cash payment, the Buyers shall cease all operations at Lehi, and the Sellers and the Buyers shall take all necessary or desirable actions to restore the parties to their respective rights as if the Closing had not occurred solely with respect to Lehi (it being agreed that $1,000,000 is the portion of the Purchase Price allocable to Lehi for these purposes.) The parties agree to work in good faith to effectuate the intent of this Section 9.7. The Put Right shall cease if a Put Notice shall not have been delivered to the Sellers on or before July 31, 2001.

     10. INDEMNIFICATION.

          10.1.1. INDEMNIFICATION OF THE BUYERS. Each of the Sellers and USAI jointly and severally shall indemnify and hold harmless each of the Buyers and their Affiliates in respect of any and all claims, losses, diminutions in value, damages, liabilities, and expenses (including, without limitation, settlement costs and any legal or other expenses for investigating or defending any actions or threatened actions) incurred by any of the Buyers or their Affiliates in connection with each and all of the following together with interest on cash disbursements from the date of disbursement by any of the Buyers or their Affiliates in connection therewith at a fluctuating interest rate that is at all times equal to the prime rate in effect from time to time at Citibank (or similar financial institution) in New York on 90-day unsecured loans to substantial and responsible customers:

                    (a) any misrepresentation made by any of the Sellers in this
               Agreement (including any Schedules or Exhibits hereto) or any Related Agreement or in any document described in SECTION 7.3 (together with the Related Agreements and any document described in SECTION 8.3, the "Ancillary Documents") or any breach of any representation or warranty contained herein or in any Ancillary Document made by any of the Sellers;

                    (b) the breach of any  covenant,  agreement or obligation of any of the Sellers or USAI contained in this Agreement or any Ancillary Document (provided that with respect to claims arising out of SECTION 6.1, Sellers agree to indemnify the Buyers against all liabilities arising under the WARN Act except to the extent of liabilities arising out of Buyers' failure to fulfill their obligations to hire four employees of the Seller pursuant to SECTION 6.2);

                    (c) any liabilities or obligations (continuing or otherwise)
               arising from the failure of the Buyers to obtain the protections afforded by compliance with the notification and other requirements of the bulk sales laws in force in the jurisdictions in which such laws may be applicable to any of the Sellers, the Operations, the Acquired Assets or the transactions contemplated hereby;

                    (d) any claims against or debts,  liabilities or obligations of any of the Sellers or USAI relating to the Acquired Assets or the Operations not specifically assumed by the Buyers pursuant to this Agreement, whether known or unknown, including, without limitation, Excluded Liabilities;

                    (e) any and all Environmental Damages, whether or not disclosed on SCHEDULES hereto or otherwise known by the Buyers, the Sellers or USAI;

                    (f) any and all taxes and assessments by any taxing authority imposed or assessed after the Closing Date for prior years or portions thereof due to change in land usage or ownership with respect to any Real Property occurring or accruing prior to the Closing Date;

                    (g)  claims  for   breaches  of  the   representations   and
               warranties contained in SECTION 4.6.1;

                    (h) in the  event  that  Reagan  Outdoor  Advertising,  Inc.
               ("Reagan Outdoor") is able (after notice of this transaction has been delivered to Reagan Outdoor by the Sellers prior to the Closing Date) to successfully assert its alleged right to purchase Sites 25B and 25C (as described on SCHEDULE A hereto), and Reagan Outdoor:

                                    (A)  purchases  such Sites 25B and 25C,  the
                  Buyers shall be entitled to the difference (if greater than zero) obtained by subtracting the amount paid by Reagan Outdoor from $7,700,000;

                                    (B)  purchases  less  than the  entirety  of
                  Sites 25B and 25C, the Buyers shall be entitled to the difference obtained by subtracting the amount paid by Reagan Outdoor from such amount as the Buyers and the Sellers determine in good faith is the portion of the Purchase Price allocable to the property so purchased by Reagan Outdoor; and

                                    (C)  agrees to settle  its  claims  with the
                  Buyers and such settlement amount has been consented to by the Sellers (such consent not to be unreasonably withheld), the Buyers shall be entitled to the amount of such settlement;

                    plus, in the case of any of (A) through (C) above, the legal fees of the Buyers incurred with respect to such event;

                    (i) any claims against or debts,  liabilities or obligations relating to the operation by the Sellers of the Acquired Staker Assets or the Staker Operations after the Closing Date; and

                    (j) any  claims,  losses,  diminutions  in  value,  damages, liabilities, and expenses suffered by the Buyers in connection with the Sellers' failure to have good and insurable title to all of its interest in Lehi, whether or not the Put Right is exercised and whether or not the Buyers' ability to exercise the Put Right has expired.

          Notwithstanding any other provision of this SECTION 10.1.1, Buyer agrees that any claims, losses, diminutions in value, damages, liabilities and expenses incurred by any of the Buyers for which it seeks indemnification pursuant to this SECTION 10.1.1 shall be calculated after subtracting any insurance proceeds net of premiums paid with respect to such insurance proceeds and any tax benefits received by Buyer on account of or relating to such claim, losses, diminution in value, damages, liabilities and expenses. In connection with any claim for indemnification made by any of the Buyers, for which the Sellers and USAI are obligated to indemnify the Buyers pursuant to the terms of this Agreement, Sellers and USAI shall be liable for all punitive damages claimed against or assessed against the Buyers in connection with any such claim; PROVIDED Sellers shall not be liable for any claims for punitive damages originated by the Buyers hereunder.

          10.1.2. INDEMNIFICATION OF THE SELLERS. Each of the Buyers and Oldcastle, jointly and severally, shall indemnify and hold harmless each of the Sellers and their Affiliates in respect of any and all claims, losses, diminutions in value, damages, liabilities, and expenses (including without limitation settlement costs, any legal or other expenses for investigating or defending any actions or threatened actions) incurred by any of the Sellers or their Affiliates in connection with each and all of the following together with interest on cash disbursements from the date of disbursement by any of the Buyers or their Affiliates in connection therewith at a fluctuating interest rate that is at all times equal to the prime rate in effect from time to time at Citibank (or similar financial institution) in New York on 90-day unsecured loans to substantial and responsible customers:

                    (a) any misrepresentation  made by any of the Buyers in this
               Agreement (including any SCHEDULEs or Exhibits hereto) or any Ancillary Document or breach of any representation or warranty contained herein or in any Ancillary Document made by any of the Buyers;

                    (b) breach of any  covenant,  agreement or obligation of any of the Buyers contained in this Agreement or any Ancillary Document;

                    (c) any liabilities or obligations (continuing or otherwise)
               arising from the failure of the Sellers to obtain the protections afforded by compliance with the notification and other requirements of the bulk sales laws in force in the jurisdictions in which such laws may be applicable to Staker, the Staker Operations, the Acquired Staker Assets or the transactions contemplated hereby;

                    (d) any claims against or debts,  liabilities or obligations of any of the Buyers relating to the Acquired Staker Assets or the Staker Operations not specifically assumed by the Sellers pursuant to this Agreement, whether known or unknown including without limitation Buyer Excluded Liabilities;

                    (e) any and all Buyer Environmental Damages,  whether or not disclosed on SCHEDULEs hereto or otherwise known by the Buyer or the Sellers;

                    (f) any and all taxes and assessments by any taxing authority imposed or assessed after the Closing Date for prior years or portions thereof due to change in land usage or ownership with respect to any Staker Real Property occurring or accruing prior to the Closing Date;

                    (g)  claims  for   breaches  of  the   representations   and
               warranties contained in SECTION 5.6.1(a); and

                    (h) any claims against or debts,  liabilities or obligations relating to the operation by Buyers of the Acquired Assets or the Operations after the Closing Date.

          Notwithstanding any other provision of this SECTION 10.1.2, Seller agrees that any claims, losses, diminutions in value, damages, liabilities and expenses incurred by any of the Sellers for which it seeks indemnification pursuant to this SECTION 10.1.2 shall be calculated after subtracting any insurance proceeds net of premiums paid in respect of such insurance proceeds and any tax benefits received by Seller on account of or relating to such claim, losses, diminution in value, damages, liabilities and expenses. In connection with any claim for indemnification made by any of the Sellers, for which the Buyers are obligated to indemnify the Sellers pursuant to the terms of this Agreement, Buyers shall be liable for all punitive damages claimed against or assessed against the Sellers in connection with any such claim; PROVIDED Buyers shall not be liable for any claims for punitive damages originated by the Sellers hereunder.

          10.2. SURVIVAL. Any claim for indemnification shall survive the Closing, but only for the periods of time set forth in this SECTION 10.2. Any claim for indemnification shall survive the applicable termination date if a party, prior to such termination date, shall have notified the other party in writing, specifying in reasonable detail, the facts that constitute or may give rise to such claim, the basis under this Agreement for such claim and an estimate of the amount of such claim (which estimate shall not be binding). Sellers and Buyers will have no liability (for indemnification or otherwise) with respect to any claim for indemnification unless the notice specified in the immediately prior sentence is delivered to the Sellers or the Buyers, as applicable on or prior to the applicable termination date specified in this SECTION 10.2.

          10.2.1. GENERAL CLAIMS. Any claim for indemnification hereunder other than a claim referred to in SECTIONS 10.2.2 and 10.2.3 must be made on or prior to the third anniversary of the Closing Date.

          10.2.2. ENVIRONMENTAL CLAIMS. Any claim based upon the breach by any of the Sellers or Buyers of any of its representations, warranties or covenants relating to environmental matters ("Environmental Claims") may be made at any time prior to the fifth anniversary of the Closing Date.

          10.2.3. CLAIMS BARRED ONLY BY THE APPLICABLE STATUTE OF LIMITATIONS. Any claim based upon (a) any misrepresentation with respect to SECTIONS 4.1, 4.2, 4.6.1, (except for 4.6.1(c) , (d) , (e), (f) , (g) , (h) and (i),
     4.6.2,  5.1, 5.2,  5.6.1  (except for 5.6.1(c),  (d), (e) (f), (g), (h) and
     (i)), or 5.6.2 ("Proper Authority Claim"); (b) any fraudulent or intentional misrepresentation of any of the Sellers or Buyers contained in this Agreement or any other agreement executed by Buyers and Sellers in connection herewith, including any assessment by a taxing authority alleged to arise from a willful, false or fraudulent intent to evade taxes, or from any failure to file a return ("Fraud Claim"); (c) the failure of any of the Sellers or Staker to pay taxes for periods through and including the Closing Date or from a misrepresentation of any of the Sellers with respect to SECTION 4.4 or Staker with respect to SECTION 5.4 ("Tax Claim"); (d) any claim made by Buyers pursuant to SECTIONS 10.1.1(h), (i) or (j) or any claim made by the Sellers pursuant to SECTION 10.1.2(h); and (e) any claim by Buyers with respect to SECTION 6.1 (provided that such claims do not arise out of Buyers' failure to fulfill their obligations to hire four employees of the Seller pursuant to SECTION 6.2), may be made until barred by the applicable statute of limitations.

          10.2.4. MAXIMUM AMOUNT. None of the Sellers or Buyers shall be permitted to enforce any claims for indemnification pursuant to SECTIONS 10.1.1(a), 10.1.1(e), 10.1.2(a) or 10.1.2(e) (but not to include Fraud
     Claims or Proper Authority Claims, none of which shall be subject to this limitation) (each a "Limited Indemnity Claim"), until the aggregate of all Limited Indemnity Claims due to the Sellers collectively or the Buyers collectively, as the case may be, exceeds $200,000 (the "Threshold Amount"). Once the aggregate of Limited Indemnity Claims in excess of the Threshold Amount have been asserted by the Buyers collectively or by the Sellers collectively, all Limited Indemnity Claims, including those below the Threshold Amount, may be pursued unless otherwise limited by this Agreement.

               10.2.4.1. The Buyers shall not be permitted to enforce any claims for indemnification in excess of the aggregate amount of $10,000,000 arising under:

                    (a)  SECTION  10.1.1(a),   SECTION  10.1.1(c),  and  SECTION
               10.1.1(h);

                    (b) SECTION 10.1.1(b),  but only to the extent such breaches of covenants, obligations and agreements are by their terms to be performed at or prior to the Closing;

                    (c)   SECTION   10.1.1(e),    notwithstanding    that   such
               Environmental Damages are Excluded Liabilities; and

                    (d) any other claim not set forth in 10.2.4.2.

               10.2.4.2. Notwithstanding SECTION 10.2.4.1, the Buyers shall be permitted to enforce any claims for indemnification without limit arising under:

                    (a) SECTION 10.1.1(d), except for Excluded Liabilities described in SECTION 2.2(d) and 10.1.1(e);


                    (b) SECTION 10.1.1(f);

                    (c) SECTION 10.1.1(b) to the extent such breaches of covenants, obligations and agreements are by their terms to be performed after the Closing;

                    (d) SECTION 10.1.1(i); and

                    (e) SECTION 10.1.1(j).

               10.2.4.3. Notwithstanding the foregoing SECTIONS 10.2.4.1 and 10.2.4.2, the Buyers shall not be permitted to enforce any claims for indemnification arising from a breach of the representation contained in SECTION 4.6.1(k) in excess of $5,000,000, and the dollar amount of any claim made with respect to a breach of such representation.
          SECTION 4.6.1(k) shall also count toward and be subject to the $10,000,000 limit on certain claims of the Buyers pursuant to SECTION 10.2.4.1.

               10.2.4.4. The Sellers shall not be permitted to enforce any claims for indemnification in excess of the aggregate amount of $2,000,000 arising under:

                         (a) SECTION 10.1.2(a),  SECTION 10.1.2(c),  and SECTION
                    10.1.2(g);

                         (b) SECTION 10.1.2(b) but only to the extent such breaches of covenants, obligations and agreements are by their terms to be performed at or prior to the Closing;

                         (c) SECTION 10.1.2(e),  notwithstanding that such Buyer
                    Environmental Damages are Excluded Buyer Liabilities. For avoidance of doubt, Sellers are not assuming any environmental obligations of the Buyers with respect to the Acquired Buyer Assets relating to periods on or prior to the Closing; and

                         (d) any other claim not set forth in SECTION 10.2.4.5.

               10.2.4.5. Notwithstanding SECTION 10.2.4.4, the Sellers shall be permitted to enforce any claims for indemnification without limit arising under:

                         (a)  SECTION  10.1.2(d),   except  for  Excluded  Buyer
                    Liabilities   described  in  SECTION   2.2A(d)  and  SECTION
                    10.1.2(e);

                         (b) SECTION 10.1.2(f);

                         (c) SECTION  10.1.2(b)  to the extent such  breaches of
                    covenants, obligations and agreements are by their terms to be performed after the Closing; and

                         (d) SECTION 10.1.2(h).

               10.3. DEFENSE BY THE INDEMNIFYING PARTY. In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any claim or legal proceeding by a person other than the indemnified party, the indemnifying party at its sole cost and expense may, upon written notice to the indemnified party received by the indemnified party within

          10 calendar days after the indemnifying party's receipt of notice of such claim, assume the defense of any such claim or legal proceeding provided that the indemnifying party acknowledges its obligation to indemnify the indemnified party in respect of the entire amount of the claims asserted therein. If the indemnifying party assumes the defense of any such claim or legal proceeding, the indemnifying party shall select counsel reasonably acceptable to the indemnified party to conduct the defense of such claims or legal proceedings and at its sole cost and expense shall take all steps necessary in the defense or settlement thereof. The indemnifying party shall not consent to a settlement of, or the entry of any judgment arising from, any such claim or legal proceeding, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld) unless the indemnifying party admits in writing its liability and agrees to hold the indemnified party harmless from and against any losses, damages, expenses and liabilities arising out of such settlement and concurrently with such settlement the indemnifying party pays into court the full amount of all losses, damages, expenses and liabilities to be paid by the indemnifying party in connection with such settlement.

               The indemnified party shall be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense and shall be entitled to any and all information and documentation relating thereto. If the indemnifying party does not assume (or continue to diligently and competently prosecute) the defense of any such claim or litigation resulting therefrom in accordance with the terms hereof, the indemnified party may defend against such claim or litigation in such manner as it may deem appropriate (and the indemnifying party may participate at its own expense), including, but not limited to, settling such claim or litigation, after giving notice of the same to the indemnifying party but such settlement shall not be made without the prior written consent of the indemnifying party (which consent will not be unreasonably withheld) unless the indemnified party agrees that the indemnifying party is not liable for such claim under this Agreement.

               10.4. NOTICE. The parties hereto agree that in the event of any occurrence which may give rise to a claim by an indemnified party hereunder the indemnified party will give prompt notice thereof to the indemnifying party; provided, however, that failure to timely give the notice provided in this SECTION shall not be a defense to the liability of the indemnifying party for such claim, but the indemnifying party may recover any actual damages arising from the indemnified party's failure to give such timely notice.

               10.5. WAIVER. The indemnified party agrees that it will not waive any statute of limitations or defense that would increase the liability of the indemnifying party hereunder without (except in connection with pending litigation in which the indemnifying party has not assumed the defense) the consent of the indemnifying party.

     11. MISCELLANEOUS PROVISIONS.

               11.1. JURISDICTION; Agent for Service. Legal proceedings commenced by any of the Sellers or the Buyers arising out of any of the transactions or obligations contemplated by this Agreement shall be brought exclusively in the federal courts, or in the absence of federal jurisdiction in state courts, in either case in the State of Utah. The Buyers and each of the Sellers irrevocably and unconditionally submit to the jurisdiction of such courts and agree to take any and all future action necessary to submit to the jurisdiction of such courts. The Buyers and each of the Sellers irrevocably waive any objection that they now have or hereafter may have to the laying of venue of any suit, action or proceeding brought in any such court and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment against any of the Buyers or Sellers in any such suit shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, a certified or true copy of which shall be conclusive evidence of the fact and the amount of any indebtedness or liability of any of the Buyers or Sellers therein described, or by appropriate proceedings under any applicable treaty or otherwise.

               11.2.  CONSTRUCTION.   This  Agreement  shall  be  construed  and
          enforced in accordance with and governed by the internal laws of the State of Utah.

               11.3. NOTICES. All notices, requests, demands and other communications called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered to the party to whom addressed or when sent by telegram, telex or wire (if promptly confirmed by registered or certified mail, return receipt requested, prepaid and addressed) to the parties, their successors in interest, or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

          If to the Buyers:         Staker Paving & Construction, Inc.
                                    100 West Center Street
                                    North Salt Lake City, Utah  84054
                                    Attention:  S. Val Staker

                                    Fax: (801) 298-5210

          and:                      Jack B. Parson Companies
                                    2350 South, 1900 West
                                    Ogden, Utah 84401
                                    Attention:  Rocky Woodruff

                                    Fax: (801) 732-4084

          With copies to:           Oldcastle, Inc.
                                    3333 K Street, N.W.
                                    Suite 405
                                    Washington, DC 20007
                                    Attention:  Glenn Culpepper

                                    Fax: (202) 625-2153

                                    Gibson, Dunn & Crutcher, LLP
                                    200 Park Avenue
                                    New York, New York  10166
                                    Attention:  Scott A. Kislin, Esq.

                                    Tel:     (212) 351-4000
                                    Fax:     (212) 351-4035

          If to the Sellers:        U.S. Aggregates, Inc.
                                    4200 Colonnade Parkway, Suite 100
                                    Birmingham, Alabama  35243
                                    Attention:  Morris Bishop, President

                                    Tel:     (205) 970-2400
                                    Fax:     (205) 970-2448

          With a copy to:           Baker, Donelson, Bearman & Caldwell
                                    1800 Republic Centre
                                    633 Chestnut Street
                                    Chattanooga, Tennessee  37450-1800
                                    Attention:  Louann P. Smith, Esq.

                                    Tel:     (423) 756-2010
                                    Fax:     (423) 756-3447

               11.4. PAYMENT OF EXPENSES. Except for real property transfer taxes, the Sellers shall pay any and all taxes due by Sellers arising out of the acquisition of the Operations. Except for Real Property transfer taxes, the Buyers shall pay any and all taxes due by Buyers arising out of the acquisition of the Staker Operations. Transfer, mortgage conveyance and recording taxes payable in connection with the transfer of the real property and the Staker Real Property shall be paid in accordance with the Settlement Sheet attached as EXHIBIT A. Survey costs with respect to the Real Property shall be paid in accordance with the Settlement Sheet attached as Exhibit A. Survey costs with respect to the Staker Real Property shall be paid in accordance with the Settlement Sheet attached as SCHEDULE A. Except as expressly provided to the contrary, the Buyers shall bear their own costs and expenses and the Sellers shall bear their own costs and expenses (including, without limitation, legal fees and expenses) incurred in negotiating, closing and carrying out the transactions contemplated by this Agreement. Real estate, business property and personal property taxes, rentals, payments, receipts and other fees and costs relating to the use of the Acquired Assets shall be prorated between the Sellers and the Buyers as of the Closing Date.

               11.5. ASSIGNMENT. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof nor any of the documents executed in connection herewith may be assigned by any party without the consent of the other parties hereto except that each of the Buyers shall have the right to assign all of its rights and obligations under this Agreement to any affiliate if such transferee corporation agrees to assume all of such Buyer's obligations under this Agreement, provided that such transfer shall not discharge such Buyer from its obligation herewith unless the Sellers consent to such discharge, which consent shall not be unreasonably withheld. Nothing contained herein, expressed or implied, is intended to confer upon any person or entity other than the parties hereto and their successors in interest and permitted assignees any rights or remedies under or by reason of this Agreement unless so stated herein to the contrary.

               11.6. AMENDMENTS AND WAIVER. This Agreement and all exhibits and SCHEDULEs hereto set forth the entire understanding of the parties and may be modified only by a written instrument duly executed by each party. Except as herein expressly provided to the contrary, no breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might assert such breach.

               11.7. SURVIVAL. The covenants, agreements, warranties and representations entered into or made pursuant to this Agreement, irrespective of any investigation made by or on behalf of any party, shall be continuing and shall survive the Closing Date for a period through and including the applicable last day upon which the Buyers may seek indemnification for a breach of such covenant, agreement, warranty or representation under SECTION 10.

               11.8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

               11.9. HEADINGS. Headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

               11.10. ATTORNEYS' FEES. In the event that any action or proceeding, including arbitration, is commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the parties to such action, proceeding or arbitration may receive as part of any award, judgment, decision or other resolution of such action, proceeding or arbitration their costs and reasonable attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, including arbitration, the parties in such settlement shall be entitled to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigating or counseling on such claim.

               11.11. BINDING NATURE OF AGREEMENT. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective executors, heirs, legal representations, successors and permitted assigns.

               11.12.  SEVERABILITY.  Any provision of this  Agreement  which is invalid, illegal or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

               11.13. SPECIFIC PERFORMANCE. Each of the parties acknowledges that the Acquired Assets and the Operations and the Acquired Staker Assets and Staker Operations covered hereby are unique and that the parties will have no adequate remedy at law and may suffer irreparable damage if any party breaches any covenant contained herein or fail to perform any of their obligations under this Agreement. Accordingly, each of the parties agrees that the other party shall have the right, in addition to any other rights which it may have, to specific performance and equitable injunctive relief if any of the other party shall fail or threaten to fail to perform any of their obligations under this Agreement.

               11.14.  COMPLETE  AGREEMENT.  This  Agreement,  the  Exhibits and
          SCHEDULEs hereto and the documents delivered or to be delivered pursuant to this Agreement contain or will contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments, and understandings. The SCHEDULEs and Exhibits hereto are incorporated by reference.

               11.15. KNOWLEDGE OF THE SELLERS AND THE BUYERS.

                    (a) With respect to any representation, warranty or statement contained in this Agreement which is made to the knowledge of the Sellers or the best of the knowledge of the Sellers or to the best knowledge of the Sellers, it is expressly understood and agreed that such knowledge shall include the knowledge of Morris Bishop, Hobart Richey, Bart Smith (CFO) and the President, chief financial officer and chief legal officer of each of the Sellers (with respect to such Seller) (collectively called the "Executive Officers"), after due inquiry.

                    (b) With respect to any representations, warranty or statement contained in this Agreement which is made to the knowledge of the Buyers, it is expressly understood and agreed that such knowledge shall include the knowledge of S. Val Staker and Rocky Woodruff (collectively called the "Buyer Executive Officers"), after due inquiry.

               12. DRAFTING PRESUMPTION. Both parties agree that they participated in the drafting of this Agreement and, in the event that any dispute arises in the interpretation or construction of this Agreement, no presumption shall arise that either one party or the other drafted this Agreement.

            (The remainder of this page is left blank intentionally)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                      STAKER PAVING AND CONSTRUCTION, INC.
                                      a Utah corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:


                                      JACK B. PARSON COMPANIES
                                      a Utah corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:



                                      OLDCASTLE MATERIALS, INC.
                                      a Delaware corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:



                                      VALLEY MATERIALS, INC.
                                      a Utah corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:

                                     GEODYNE BECK ROCK PRODUCTS, INC.
                                     a Utah corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:


                                     EAGLE VALLEY MATERIALS, INC.
                                     a Utah corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:


                                     MONROC, INC.
                                     a Delaware corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:


                                     U.S. AGGREGATES, INC.
                                     a Delaware corporation

                                      By:      /s/
                                               --------------------------------
                                               Name:
                                               Title:

                                   SCHEDULE A

==================================================================================================
                 PARCEL                                    TYPE OF FACILITY
--------------------------------------------------------------------------------------------------
                 GEODYNE BECK ROCK PRODUCTS, INC.

         1.      [Reserved]

         2.      Site 26 (Falcon Ridge Hot Plant)          Asphalt Plant (adjacent to Falcon Ridge
                 1616 North Beck Street                    limestone quarry)
                 Salt Lake City, Utah
                 (Salt Lake County)

         3.      Site 25A (Falcon Ridge Quarry)            Stockpile area
                 1080 N. Victory Road
                 Salt Lake City, Utah
                 (Salt Lake County)

                 Site 25B (Falcon Ridge Quarry)            Falcon Ridge limestone quarry (30 acres)
                 1050 N. Victory Road
                 Salt Lake City, Utah
                 (Salt Lake County)

                 Site 25C (Falcon Ridge Quarry)            Falcon Ridge limestone quarry (18 acres)
                 N. Victory Road
                 Salt Lake City, Utah
                 (Salt Lake County)

                 MONROC, INC.

         4.      Site 30                                   Ready mix plant
                 Bacchus Pit No. 2
                 6420 So. Highway 111
                 Magna, Utah 84404

         5.      Site 32                                   Limestone quarry
                 1730 Beck Street
                 Salt Lake City, Utah 84116

                 Tri State Lab                             Lab
                 1710 North Beck Street
                 Salt Lake City, Utah 84116

         6.      Site 38 (Heber)                           Ready mix plant
                 150 So. 16th West
                 Heber City, Utah
                 (Wasatch County)

         7.      Site 44 (Park City)                       Ready mix plant
                 4122 Atkinson Road
                 Park City, Utah 84060
                 (Summit County)


         8.      Site 47                                   Ready mix plant
                 Point of the Mountain
                 Draper, Utah
                 (Salt Lake County)

--------------------------------------------------------------------------------------------------


                                   Schedule A

--------------------------------------------------------------------------------------------------
         9.      Site 90 (Lehi)                            Ready mix plant
                 12428 West S.R. 73
                 Lehi, Utah 84043
                 (Utah County)

                 VALLEY ASPHALT, INC.

         10.     Site 91 (Leland)                          Ready mix plant
                 Leland Yard
                 1172 South Del Monte Road
                 Spanish Fork, Utah
                 (Utah County)

         11.     Tooele (no site number)                   Pit

--------------------------------------------------------------------------------------------------

















                                   Schedule A
                                      -2-

                                   SCHEDULE B

==================================================================================================
                PARCEL                                    TYPE OF FACILITY
--------------------------------------------------------------------------------------------------
                Staker Paving and Construction


         1.     Keigley Quarry                            Quarry with conditional use permit for
                                                          asphalt plan.


         2.     Point of the Mountain                     Pit.



--------------------------------------------------------------------------------------------------





















                                   Schedule B

              SCHEDULES TO AGREEMENT OF PURCHASE AND SALE OF ASSETS

                                  BY AND AMONG

                            JACK B. PARSON COMPANIES
                  STAKER PAVING AND CONSTRUCTION COMPANY, INC.

                                 AS THE BUYERS,

                              VALLEY ASPHALT, INC.
                        GEODYNE BECK ROCK PRODUCTS, INC.
                           EAGLE VALLEY MATERIALS INC.
                                  MONROC, INC.
                            WESTERN AGGREGATES, INC.

                                 AS THE SELLERS

                                       AND

                              U.S. AGGREGATES, INC.
                            OLDCASTLE MATERIALS, INC.

                       SCHEDULE 1.1 PERMITTED ENCUMBRANCES

HEBER CITY
----------

1.   Taxes for the year 2001 which are a lien, but are not yet due or payable.

2. Said property is included within the boundaries of Heber Valley Special Service District, Wasatch County Fire Protection District, Wasatch County Water District #1, and Wasatch County Special Service District #21, and is subject to the charges and assessments thereof (Charges are current).

3. Said property is included within the boundaries of Heber City, and is subject to the charges and easements thereof. (Charges are current).

4. Any and all outstanding oil and gas, mining and mineral rights, etc., together with the right of the proprietor of a vein or lode to extract his ore therefrom should the same be found to penetrate or intersect the premises, and the right of ingress and egress for the use of said rights.

5. Recital as found in Right of Way Deed from Investors Group Inc., to State Road Commission of Utah, Recorded April 30, 1962, as Entry No. 83133, in Book 42, at Page 442, of Official Records. The grantors also hereby grant to the grantee permission to located and construct within the grantors land and outside the limits of the highway right of way all irrigation and/or waste water ditches made necessary by the construction of said project. After the above described ditches are constructed, the grantee is thereafter relieved of all responsibility for the maintenance of said ditches.

6. Subject to and together with a right-of-way for access to Monroc Inc. property, through and across the Heber Creeper trackage property within Wasatch Mountain State Park.

7. Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Heber City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684.

         a. Deed overlap with adjoining  property
         b. Variation  of  fencelines  from deed lines
         c. Deed  encroachment  along the southerly property line

BACCHUS 2

1.   Taxes for the year 2001 which are a lien, but are not yet due or payable.

2. Said property is included within the boundaries of West Valley City, and is subject to the charges and assessments thereof. (Charges are current. Affects a portion of said property).

3. Said property is included within the boundaries of Kearns Improvement District, and is subject to the charges and assessments thereof. (Charges are current. Affects a portion of said property).

4. The terms and provisions of the "Farmland Assessment Act of 1969" in Title 59, Chapter 2, Part 5 of the Utah Code, and amendments thereof, disclosed by that certain Application for Taxation of Agricultural Land, recorded December 6, 1976, as Entry No. 2883805, in Book 4422, at page 1060, of Official Records, which, in part, provides for the right of Salt Lake County to reassess said property for previous years and the collection of additional taxes resulting from any such reassessment.

5. Any special assessments due or to become due for Salt Lake County Service Area No. 1, as disclosed by that certain Resolution recorded December 30, 1993, as Entry No. 5699874, in Book 6841, at page 1030, of Official Records.

6. The following reservations contained in that certain Patent recorded March 23, 1883 in Book V, at page 309, and also that certain patent recorded November 28, 1903, as Entry No. 176136, in Book 5-U, of Deeds, at page 582, of Official Records, to wit:

     Subject to any vested and accrued water rights for mining, agricultural, manufacturing or other purposes and rights to ditches and reservoir used in connection with such water rights as may be recognized, and acknowledged by the local customs, laws, and decisions of Courts and also subject to the right of the proprietor of a vein or lode to extract and remove his ore therefrom, should the same be found to penetrate or intersect the premises hereby granted as provided by law.

7. Any easements or right of way of the public to use all such highways as may have been established according to law, as disclosed by that certain patent recorded May 14, 1910, in Book 7-E of Deeds, at page 334, of Official Records.

8. A perpetual right of way for highway purposes in favor of the State Road Commission of Utah by instrument recorded March 16, 1943, as Entry No. 947735, in Book 338, at page 348, of Official Records, through and across the following Right of Way for highway known as FAS Project No. 228 across the grantors land is Lot 1, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northwest quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

     BEGINNING at the Southeast corner of said Lot 1; thence North 22 feet; thence West 88 feet, more or less; along the North line of said Lot 1, to a point 75 feet, radially distant Southwesterly from the center line of survey of said project; thence Southeasterly 23 feet, more or less, along the arc of a 5654.7 foot radius curve to the right to the South line of said Lot 1; thence East 82 feet, more or less, to the point of BEGINNING, as shown on the Official Map of said project on file in the Office of the State Road Commission of Utah. In executing this Deed, the grantor hereby grants to the State Road Commission of Utah permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation ditches existing within said limits of above described right of way.

9. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH, by instrument recorded March 16, 1943, as Entry No. 947736, in Book 338, at page 349, of Official Records, through and across the following:

     Right of way for highway known as FAS Project No. 228 across the grantors land in Lots 28, 29 and 30, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northwest quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

     BEGINNING at the Southeast corner of said Lot 30; thence North 75 feet; thence West 112 feet, more or less, along the North line of said Lot 28, to a point 75 feet radially distant Southwesterly from the center line of survey of said project; thence Southeasterly 78 feet, more or less, along the arc of a 5654.7 foot radius curve to the right, to the South line of said Lot 30; thence East 88 feet, more or less, to the point of BEGINNING, as shown on the Official Map of said project on file in the Office of the State Road Commission of Utah.

In executing this Deed, the grantor hereby grants to the STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation ditches, existing within said limits of above described right of way.

10. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH by instrument recorded March 16, 1943, as Entry No. 947737, in Book 338, at page 350, of Official Records, through and across the following:

     Right of Way for Highway known as FAS Project No. 228, across the grantors land in Lots 26 and 27, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northwest quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

     BEGINNING at the Southeast corner of said Lot 27; thence North 50 feet; thence West 125 feet, more or less, along the North line of said Lot 26, to a point 75 feet radially distant Southwesterly from the center line of survey of said project; thence Southeasterly 34 feet, more or less, along the arc of a 5654.7 foot radius curve to the right to the South line of said Lot 27; thence East 112 feet, more or less, to the point of BEGINNING, as shown on the Official Map of said project on file in the office of the State Road Commission of Utah.

In executing this Deed, the grantor hereby grants to the STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation ditches existing within said limits of above described right of way.

11. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH by instrument recorded March 16, 1943, as Entry No. 947738, in Book 338, at page 351, of Official Records, through and across the following:

         Right of way for highway known as FAS Project No. 228 across the grantors land in Lots 17 to 25, inclusive, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northwest quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

         Right of Way for highway known as FAS Project No. 228 across the grantors land in Lot 1, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northwest quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

         BEGINNING at the Southeast corner of said Lot 1; thence North 22 feet; thence West 88 feet, more or less, along the North line of said Lot 1, to a point 75 feet, radially distant Southwesterly from the center line of survey of said project; thence Southeasterly 23 feet, more or less, along the arc of a 5654.7 foot radius curve to the right to the South line of said Lot 1; thence East 82 feet, more or less, to the point of BEGINNING, as shown on the Official Map of said project on file in the Office of the State Road Commission of Utah.

In executing this Deed, the grantor hereby grants to THE STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation ditches existing within said limits of above described right of way.

12. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH by instrument recorded March 16, 1943, as Entry No. 947739, in Book 338, at page 3523, of Official Records, through and across the following:

         Right of way for highway known as FAS Project No. 228 across the grantors land in Lots 9 to 16, inclusive, Block 1, SALT LAKE VIEW ADDITION, in the Southeast quarter of the Northeast quarter of Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

         BEGINNING at the Northeast corner of said Lot 16; thence West 68 feet, more or less, to a point 75 feet to a point 75 feet, radially distant Southeasterly 201 feet, more or less, along the arc of a 5654.7 foot radius curve to the right to a point on the East line of said Lot 9; thence North 188 feet, more or less, to the point of beginning, as shown on the Official Map of said project on file in the office of the State Road Commission of Utah.

In executing this Deed, the grantor hereby grants to THE STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation and ditches existing within said limits of above described right of way.

13. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH by instrument recorded March 16, 1943, as Entry No. 947740, in Book 338, at page 353, of Official Records, through and across the following:

         BEGINNING at the Northwest corner of said Lot 16; thence South 300 feet, more or less, along the North line of said Lot 28, to a point 75 feet, radially distant Westerly from the center line of survey of said project; thence Southeasterly 81 feet, more or less, along the arc of a 5654.7 foot radius curve to the right to a point on the South line of said Lot 2; said point being also approximately 30 feet East from the Southwest corner of said Lot 2; thence East 136 feet, more or less, to a point 50 feet radially distant Easterly from said center line of survey; thence Northwesterly 409 feet, more or less, along the arc of a 5779.7 foot radius curve to the left, to a point on the North line of said Lot 16; said point being approximately 7 feet East from the Northwest corner of said Lot 16; thence West 5o the point of BEGINNING, as shown on the official map of said project on file in the Office of the State Road Commission of Utah In executing this Deed, the grantor hereby grants to THE STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation and ditches existing within said limits of above described right of way.

14. A perpetual right of way for highway purposes in favor of THE STATE ROAD COMMISSION OF UTAH by instrument recorded March 31, 1943, as Entry No. 948664, in Book 339, at page 552, of Official Records, through and across the following:

         Right of Way for highway known as FAS Project No. 228 across the grantors land in the Northeast quarter of the Southwest quarter of
         Section 22, Township 2 South, Range 2 West, Salt Lake Meridian. Said right of way is a parcel of land, the boundaries of which are described as follows:

         BEGINNING  at the  intersection  of the  East  boundary  line  of  said
         Northeast quarter of the Southwest quarter of Section 22, and the Westerly right of way line of said project, which point is 75 feet, radially distant Southwesterly from the center line of survey of said project at approximate Engineer's Station 236+55, said point being also 2230 feet, more or less, North along the East boundary line of the Southwest quarter of Section 22 from the South quarter corner of said
         Section 22; thence North 452 feet, more or less, along said East boundary line to the Northeast corner of said Northeast quarter of the Southwest quarter of Section 22; thence West 114 feet, more or less, along the North boundary line of said Northeast quarter of the Southwest quarter to said Westerly right of way line; thence Southerly along the arc of a 5654.7 foot radius curve to the right to the point of BEGINNING, as shown on the Official Map of said project on file in the office of the State Road Commission of Utah.

In executing this Deed, the grantor hereby grants to THE STATE ROAD COMMISSION OF UTAH permission to relocate and reconstruct within the grantors land and outside the limits of the above described right of way, all irrigation and ditches existing within said limits of above described right of way.

15.      EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH POWER AND LIGHT COMPANY.
         Location: BEGINNING at a fence on the South boundary line of Grantor's land at a point 30 feet West, more or less, form the South quarter corner of Section 22, Township 2 South, Range 2 West, Salt Lake Base and Meridian; thence North 5` 54' East 815 feet; thence North 36` 31' West 3960 feet, more or less, to North boundary line of said land and being in the East one-half of the Southwest quarter of the Southwest quarter of the Southeast quarter of the Northwest quarter of Blocks 5, 19, 20, 30 and 31, of SALT LAKE VIEW ADDITION in the Southwest quarter of the Northeast quarter of said Section 22.

         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.

         Recorded: January 14, 1955.
         Entry No.: 1408153.
         Book/Page: 1161/21.

16.      EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location: BEGINNING at the East boundary fence of the Grantor's land at a point 7 feet South, more or less, from the North quarter corner of
         Section 27, Township 2 South, Range 2 West, Salt Lake Meridian; thence North 82` 20' West 29.2 feet; thence South 89` 20' West 2023.0 feet; thence North 85` 17' West 1157.8 feet on said land and being in the North one-half of the Northwest quarter of said Section 27; and the Southeast quarter of the Southwest quarter of Section 22; and in the Southeast quarter of the Southeast quarter of Section 21, Township and Range aforesaid.

         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.

         Recorded: May 29, 1984.
         Entry No.: 3922219.
         Book/Page: 5342/1747.

17. Notice dated September 28, 1987, recorded September 28, 1987, as Entry No. 4528677, in Book 5965, at Page 1175, which recites in part as follows:

         "Notice is hereby given that real property located within the 0.2 and greater overpressure area as defined in Section 15.14.010 of the Salt Lake County Code of Ordinances, 1986, is subject to the construction standards and glass requirements set forth in Chapter 15.14 of the Salt Lake County Code of Ordinances".

18. Easement for an underground well and appurtenances as the same may be found to intersect the herein described land as disclosed by that certain Certificate of Beneficial Use recorded November 18, 1992, as Entry No. 5375806, in Book 6557, at page 1505, of Official Records.

19. Any claim for loss or damage crated by variation of the description to be insured from deeds of record including but not limited to the Westerly line being aligned with existing fences.

20.      Any rights,   interests,  or claims which may exist or arise by reason
         of the following fact(s) shown on a survey plat entitled "Utah Gravel, Magna, Utah", dated March 28 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

         a.       Variation of fencelines from the deed lines
         b.       Failure to disclose adjoining deeds of record.


FALCON RIDGE QUARRY (1020 NORTH VICTORY ROAD)

     1. Taxes for the year 2001 which are a lien, but are not yet due or payable.

     2. Said property is included within the boundaries of Salt Lake City, and is subject to the charges and assessments thereof. (Charges are current).

     3.   EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  AMERICAN TELEPHONE AND TELEGRAPH COMPANY
         Location:  Beginning on the East line of said property at a point South
         111.5 rods more or less and West 80 rods from the Northeast corner of said Section 25, thence South 1(degree)26'50" West 172 feet; thence Southerly along a curve to the left having radius of 341.24 feet a distance of 198 feet more or less to the South line of said property
         Purpose: To construct, operate, maintain and repair electric transmission and/or distribution system, under, upon and across the above.
         Dated: April 15, 1958
         Recorded: May 26, 1958
         Entry No.: 1592916
         Book/Page: 1507/170
         (Affects Parcel 2)

     4.   RESERVATION OF EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  Utah Lime and Cement Company
         Grantee:  Covey Oil Company
         Location:  See document
         Purpose:  Road way for  ingress  and egress,  and  incidental  purposes
         Recorded:  November  14, 1960

         Entry No.:  1746366  Book/Page:  1757/267
         (Affects Parcel 3)

5.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  COVEY OIL COMPANY
         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location:  See document
         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.
         Dated:  October 26, 1964
         Recorded:  12091964
         Entry No.:  2046574
         Book/Page:  2269/81
         (Affects Parcel 3)

6.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  COVEY OIL COMPANY
         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location:  See document
         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.
         Dated: June 25, 1965 Recorded: September 1, 1965 Entry No.: 2107866 Book/Page: 2371/208 (Affects Parcel 3)

7.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location:  See document
         Purpose: To construct, operate, maintain and repair electric transmission and/or distribution system, under, upon and across the above.
         Dated: June 5, 1965 Recorded: September 1, 1965 Entry No.: 2107867 Book/Page: 2371/209 (Affects Parcel 2)

8. Notice of Interest, dated June 4, 1997, wherein Reagan Outdoor Advertising gives notice of interest in and to said property. Said Notice recorded July 11, 1997, as Entry No. 6689018 in Book 7709, at Page 1339, of Official Records. (Affects Parcels 1 & 2)

The effects of a Notice of Forfeiture of Notice of Claim of Interest dated June 4, 1997 and recorded August 19, 1998, as Entry No. 7062762 in Book 8070, at Page 158, of Official Records.

9. Salt Lake City Ordinance No. 92 of 1999 recorded November 29, 1999, as Entry No. 7522327 in Book 8326, at Page 75, of Official Records.

10. Salt Lake City Ordinance No. 77 of 1999 recorded January 24, 2000, as Entry No. 7559300 in Book 8337, at Page 5304, of Official Records.

11. Any rights, interests or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Salt Lake City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684.

          a.   Fence line encroachment along the northwesterly portion of Parcel
               3A.

          b.   Encroachment of improvements in the setback area.

12. Billboard Lease Agreement dated February 22, 1994, by and between Reagan Outdoor Advertising ("Lessee") and Falcon Ridge Construction ("Lessor"), provided that the Buyers' and the Sellers' obligations with respect to the right of first refusal contained therein are subject to the indemnity provisions of Section 10.1.1(h) of the Agreement.

POINT OF THE MOUNTAIN

1. Taxes for the year 2001 which are a lien, but are not yet due or payable

2.       Said  property  is  included  within the   boundaries  of Draper  City,
         and is subject to the charges and assessments thereof. (Charges are current).

3. Said property is included within the boundaries of Draper Irrigation, and is subject to the charges and assessments thereof. (Charges are current).

4. Agreement dated February 9, 1971, by and between LOS ANGELES and SALT LAKE RAILROAD COMPANY, a Corporation of the State of Utah and its Lessee UNION PACIFIC RAILROAD COMPANY, a Corporation of the State of Utah, and KENNETH F. WHITE, concerning access to the property owned by KENNETH F. WHITE from the railroad company right of way. Said Agreement was recorded June 23, 1971, as Entry No. 2392944, in Book 2971, at page 659, of Official Records. (Affects Parcel 1).

         Assignment dated November 11, 1977, by and between KENNETH F. WHITE and MICHELLE E. WHITE, husband and wife, as Assignors and MONROC, a Utah General Partnership, as Assignee all of their right, title, interest and equity in, to and under that road crossing agreement described above. Said Assignment was recorded December 2, 1977, as Entry NO. 3032864, in Book 4589, at page 812, of Official Records.

5. Agreement dated February 9, 1971, by and between LOS ANGELES and SALT LAKE RAILROAD COMPANY, a Corporation of the State of Utah, and its lessee UNION PACIFIC RAILROAD COMPANY, a Corporation of the State of Utah, and EVAN HANSEN and O. V. HANSEN, concerning access to the property owned by EVAN HANSEN and O. V. HANSEN from the railroad company right of way. Said Agreement recorded June 23, 1971, as Entry No. 2392945, in Book 2971, at page 666, of Official Records.

6. The effect of that certain Mineral Deed executed by UNION PACIFIC RAILROAD COMPANY, a Utah Corporation, Grantor in favor of UNION PACIFIC LAND

         RESOURCES CORPORATION, a Utah Corporation, dated April 1, 1971, and recorded June 21, 1975, as Entry No. 2726878, in Book 3919, at page 157, of Official Records.

7.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location: BEGINNING on the North boundary line of the Grantor's land at a point 260 feet South and 495 feet West, more or less, form the Northeast corner of Section 23, Township 4 South, Range 1 West, Salt Lake Meridian; and running thence South 19` 22' West 75 feet, more or less, on said land, being in the Northeast quarter of the Northeast quarter of said Section 23.

         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.

         Recorded:  November 1, 1982
         Entry No.:  3725479
         Book/Page:  5416/2812

8.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  MONROC INCORPORATED
         Grantee:  PACIFICORP, an Oregon Corporation

         Location: BEGINNING at the Northwest corner of the Grantor's land at a point 256 feet South and 585 feet West, more or less, from the Northeast corner of Section 23, Township 4 South, Range 1 West, Salt Lake Meridian; thence South 19` 47' West 62.9 feet, more or less, along the Westerly boundary line of said land, said Westerly boundary line also being the Easterly right of way lie of the Union Pacific Railroad Company; thence along a line which is parallel to and 75 feet perpendicular distant Southerly and Southwesterly from the centerline of the proposed survey line North 89` 08' East 467.0 feet and south 52` 59' East 517.3 feet, more or less, to the East boundary line of said Grantor's land; thence North 125.2 feet, more or less, along said East boundary line; thence along a line which is parallel to and 25 feet perpendicular distant Northeasterly from the centerline of the proposed survey line North 52` 59' West 395.4 feet, more or less, to the North boundary line of said land; thence West 563.0 feet, more or less, along said North boundary to the point of beginning and being in the Northeast quarter of the Northeast quarter of said Section 23, and the Northwest quarter of the Northwest quarter of Section 24, Township and Range aforesaid. BEGINNING on the North boundary line of the Grantor's land at a point 648 feet South and 333 feet East, more or less, form the Northwest corner of Section 24, Township 4 South, Range 1 West, Salt Lake Meridian; thence along a line which is parallel to and 75 feet perpendicular distant Southwesterly and Southerly from the centerline of the proposed survey line the following two courses South 52` 59' East 82.6 feet and North 89` 44' East 2211.2 feet, more or less; thence along a line which is parallel to and 25 feet perpendicular distant Southwesterly from the centerline of the proposed survey line South 41` 43' East 1065.4 feet, more or less, to the Southeasterly boundary line of said land; thence North 51` 43' East
         50.1 feet, more or less, along said Southeasterly boundary line; thence along a line which is parallel to and 25 feet perpendicularly distant Northeasterly and Northerly from the centerline of the proposed survey line North 41` 43' West 1157.7 feet and South 89` 44' West 97.6 feet, more or less, to a Northwesterly boundary line of said Grantor's land; thence South 27` 04' West 56.3 feet, more or less, to a Southeast corner of said land; thence along a line which is parallel to and 25 feet South from the centerline of the proposed survey line South 89` 44' West 2131.8 feet, more or less, along said South boundary line to the point of beginning and being in the North one-half of the Northwest quarter and the West one-half of the Northeast quarter of said Section 24, in Salt Lake and Utah Counties.

         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.

         Dated:  July 13, 2000
         Recorded:  February 5, 2001
         Entry No.:  7813501
         Book/Page:  8421/4973


9. Any rights, interests, or claims which may exist or arise by reason of the following facts shown on a survey plat entitled "Utah Gravel, Draper, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS no. 259684.

               a. Encroachment of improvements onto the abutting property along the southerly boundary.

               b. Third party rights of ingress and egress based on the location of driveway improvements.

10. Unrecorded CONTRACT dated June 10, 1947, by and between LOS ANGELES and SALT LAKE RAILROAD COMPANY, a Corporation of the State of Utah, and its lessee UNION PACIFIC RAILROAD COMPANY, a Corporation for the State of Utah, and OWEN DEAN, for a Private Road Crossing at Mount, Utah, L.D., No. 13285 concerning access to the subject property across the railroad company right of way, as extended and amended, disclosed by document provided to Founders Title Company.

PARK CITY

1. Taxes for the year 2001 which are a lien but are not yet due and payable.

2. Said property is included within the boundaries of Weber Basin Water Conservancy District, and is subject to the charges and assessments thereof. (Charges are current)

3. Said property is included within the boundaries of Summit County Special Service District #1, and is subject to the charges and assessments thereof. (Charges are current).

4.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  LAGOON COMPANY FKA SIMON BAMBERGER COMPANY
         Grantee:  SALT LAKE PIPELINE COMPANY
         Location: That certain strip of land 33 feet in width provided for in said above mentioned grant, has been complete and that the center line of said strip of land is described as follows, to-wit:

         STRIP 1, Beginning at a point hereinafter referred to as Point "A", on the Easterly boundary line of Section 35, Township 1 South, Range 4 East, S.L.M. distant Northerly thereon 1006.8 feet from an iron pipe identified as the Southeast corner of said section; thence approximately North 63(degree)28' West 1059 feet more or less, to a point on the Easterly right of way boundary line of the Union Pacific Railroad, all in the Southeast quarter (SE1/4) of said Section 35.

         STRIP II, Commencing at the above described pint "A", thence North 63(degree)28' West 1274.9 feet to the true point of beginning being a point on the Westerly right of way boundary line of the Union Pacific Railroad in the Southeast quarter (SE1/4) of said Section 35; thence approximately North 63(degree)28' West, 4655 feet, more ore less, to a point on the westerly boundary line of said Section 35.

         Purpose: The right of way from time to time to lay, construct reconstruct, replace, renew, repair, maintain, operate, change the size of , increase the number of, and remove pipelines and appurtenances thereof for the transportation of oil, petroleum, gas, gasoline, water, or other substances, or any thereof, and to erect, install maintain, operate, repair, renew add to and remove telegraph, telephone, or power lines and appurtenance thereof on a single line of poles or underground as Grantee from time to time and place to place may elect, with the right of ingress and egress to and from the same.

         Dated:  April 14, 1948
         Recorded:  May 24, 1948
         Entry No.:  77471
         Book/Page:  Z/239

         AMENDMENT:

                  Dated:  July 1, 1948
                  Recorded:  July 10, 1948
                  Entry No.:  77699
                  Book/Page:  Z/271

         LOCATION OF EASEMENT:

                  Dated:  November  19, 1948
                  Recorded:  November 23, 1948
                  Entry  No.: 78179
                  Book/Page: Z/372
                  (Affects Parcels 1, 2, 3, 4, & 5)

5. Subject to reservations and easements as found in that certain Quit Claim Deed from LAGOON COMPANY, formerly SIMON BAMBERGER COMPANY to
         STATE ROAD COMMISSION OF UTAH, recorded June 2, 1954, as Entry No. 83980, in Book I, of Quit Claim Deeds at Page 45 of Official Records.

6. Reservations in favor of the United States of America as contained in Patent, Recorded May 19, 1897, in Book I, at Page 533. Said Document reading in part as follows: "Yet excluding and excepting from the transfer by these presents, all mineral lards should any be found to exist in the tracts described in the foregoing, but the exclusion and exception, according to the terms of the statute, shall not be construed to include coal and Iron lands."

7. Reservations as contained in that certain Deed, Recorded November 16, 1911, as Entry No. 21551, in Book J, at Page 484. Said Document reading in part as follows:

         EXCEPTING AND RESERVING to said UNION PACIFIC RAILROAD COMPANY, its successors and assigns.

         FIRST: All coal and other minerals within or underlying said lands.

         SECOND: The exclusive right to prospect in the upon said land for coal and other minerals therein or which may be supposed to be therein and to mine for and remove, from said land, all coal and other minerals which may be found thereon by any one.

         THIRD: The right of ingress, egress and regress upon said land to prospect for, min and remove any and all such coal or other minerals, and the right to use so much of said land as may be convenient or necessary for the right-of-way to and from such prospect places or mines, and for the convenient and proper operation of such prospect places, mines, and for roads and approaches thereto or for removal therefrom of coal, mineral, machinery, or other material.

         FOURTH: The right to said Union Pacific Railroad Company to maintain and operate its railroad in its present form of construction, and to make any change in the form of construction or method of operation of said railroad.

8.       CONTRACT FOR SALE AND USE OF UNTREATED WATER:

                  Dated:  April 17,  1980  Recorded:  March 31,  1981 Entry No.:
                  177881 Book/Page: 183/544 (Affects Parcel 1)

9.       PETITION AND ORDER GRANTING ALLOTMENT OF WATER:

                  Recorded:  March 25, 1986
                  Entry No.:  248407
                  Book/Page:  378/283

10.      PETITION AND ORDER GRANTING ALLOTMENT OF WATER:

                  Recorded:  December 28, 1998
                  Entry No.:  526113
                  Book/Page:  1215/71

11. Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Park City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

          a. Variation of fencelines  from deed lines
          b.  Encroachment  of  fence  into  Atkinson  Road

          c. Encroachment of improvements onto the easement of Salt Lake Pipeline Company
          d. Encroachment of improvements across the northwesterly property line.


1730 BECK STREET (MONROE BECK STREET)

1. Taxes for the year 2001 which are a lien, but are not yet due or payable.

2. Said property is included within the boundaries of Salt Lake City, and is subject to the charges and assessments thereof. (Charges are current)

3.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH INDEPENDENT  TELEPHONE COMPANY
         Location:  Exact location not disclosed.
         Purpose: To erect, operate and maintain 5 poles, wires and fixtures, and incidental purposes
         Dated: March 23, 1909
         Recorded:  April 16, 1909
         Entry No.: 248097
         Book/Page: 6B of Deeds/515 Also recorded on same date as Entry No. 248098, in Book 6B of Deeds, at page 515, and as Entry No. 248099, in Book 6B of Deeds, at page 516, of Official Records

4. Subject to any easements or rights of way which Salt Lake City has to construct a sewer upon, over, under or through the subject property, as evidenced by that certain Warranty Deed, recorded November 6, 1911, as Entry No. 287216, in Book 8G of Deeds, at page 266, of Official Records.

5.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee: MOUNTAIN FUEL SUPPLY COMPANY Location: Exact location not disclosed.
         Purpose: To lay, maintain, operate, repair, inspect, protect, remove and replace pipelines, valves, valve boxes and other gas transmission and distribution facilities through and across the above.
         Recorded:  June 23, 1930
         Entry No.:  657187
         Book/Page:  71/338

6.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  UTAH POWER AND LIGHT COMPANY
         Location:  Exact location not disclosed. Affects Parcel 4.
         Purpose:   To  construct,   operate,   maintain  and  repair   electric
         transmission and/or distribution system, under, upon and across the above.
         Dated:  June 30, 1954
         Recorded:  August 4, 1954
         Entry No.:  1384007

         Book/Page:  1112/119

7. Subject to all existing rights of way and easement of all public utilities of any and every description now located in, on, under or over the vacated streets and alleys within the Empire Subdivision, as vacated by Ordinance, recorded July 29, 1957, as Entry No. 1549338, in Book 1432, at page 296, of Official Records.

8. Subject to all existing rights of way and easements of all public utilities of any and every description now located in, on, under or over the vacated streets and alleys within the Folsom Addition, as vacated by Ordinance recorded September 21, 1983, as Entry No. 3847079, in Book 5492, at page 2677, of Official Records.

9. Subject to the rights of way if any of the OREGON SHORT LINE RAILROAD COMPANY, THE UTAH NORTHERN RAILWAY COMPANY, THE DENVER AND RIO GRANDE WESTERN RAILWAY COMPANY, THE SALT LAKE AND OGDEN RAILWAY COMPANY, THE HOT SPRINGS RAILWAY COMPANY and THE UNION PACIFIC RAILROAD COMPANY or their respective assigns as evidenced by deeds of record.

10. The terms and conditions of that certain Salt Lake City Ordinance No. 92 of 1999, dated November 9, 1999, and recorded November 29, 1999, as Entry No. 7522327, in Book 8326, at page 75, of Official Records.

11. The terms and conditions of that certain Salt Lake City Ordinance No. 77 of 1999, dated September 21, 1999, and recorded January 24, 2000, as Entry No. 7559300, in Book 8337, at page 5304, of Official Records.

12. The terms and conditions of that certain Salt Lake City Ordinance No. 78 of 1999, dated September 28, 1999, and recorded January 24, 2000, as Entry NO. 7559301, in Book 8337, at page 5311, of Official Records.

13.      Any rights,  interests,  or claims  which may exist or arise by  reason
         of the facts shown on a survey plat entitled  "Utah   Gravel, Salt Lake
         City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684.


1616 NORTH BECK STREET (FALCON RIDGE HOT PLANT - GEODYNE)

1. Taxes for the year 2001 which are a lien, but are not yet due or payable.

2. Said property is included within the boundaries of Salt Lake City, and is subject to the charges and assessments thereof. (Charges are current).

3. The terms and conditions of that certain Quit Claim Deed dated January 13, 1954, reserving unto OREGON SHORTLINE RAILROAD COMPANY, its successors and assigns forever, all minerals and all mineral rights of every kind and character now known to exist or hereafter discovered, including, without limiting the generality of the foregoing, oil and gas and rights thereto, together with the sole, exclusive and perpetual right to explore fore, remove and dispose of the said minerals by any means or methods suitable to the Grantor, its successors and assigns, but without entering upon or using the surface of the lands hereby conveyed, and in such manner as not to damage the surface of said lands, or to interfere with the use thereof by the Grantee, its successors or assigns, recorded February 16, 1954, as Entry No. 1361194, in Book 1066, at page 74, of Official Records.

4. The terms and conditions of that certain Quit Claim Deed dated January 13, 1954, reserving unto OREGON SHORTLINE RAILROAD COMPANY, its successors and assigns forever, all minerals and all mineral rights of every kind and character now known to exist or hereafter discovered, including, without limiting the generality of the foregoing, oil and gas and rights thereto, together with the sole, exclusive and perpetual right to explore fore, remove and dispose of the said minerals by any means or methods suitable to the Grantor, its successors and assigns, but without entering upon or using the surface of the lands hereby conveyed, and in such manner as not to damage the surface of said lands, or to interfere with the use thereof by the Grantee, its successors or assigns, recorded February 16, 1954, as Entry No. 1361193, in Book 1066, at page 71, of Official Records.

5. Reservation by UNION PACIFIC LAND RESOURCES CORPORATION, its successors and assigns forever, of all minerals and all mineral rights of every kind and character now known to exist or hereafter discovered which are more than 200 feet below the surface of the described premises, including without limiting the generality of the foregoing, oil and gas rights thereto below such depth, and together with the sole, exclusive and perpetual right to explore for, remove and dispose of said minerals by any means or methods suitable to the Grantor, its successors or assigns, but without entering upon or using the surface to a depth of 200 feet of the land hereby conveyed, and in such manner as not to damage the surface (down to a depth of 200 feet) of said lands or to interfere with the use thereof by the Grantee, its successors and assigns, as contained in that certain Warranty Deed, dated March 16, 1972, wherein UNION PACIFIC LAND RESOURCES CORPORATION, is Grantor, and W. W. and W. B. GARDNER, INC., is Grantee, recorded April 7, 1972, as Entry No. 2448438, I Book 3060, at page 154, of Official Records. (Affects Parcel 1)

6.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee: MOUNTAIN FUEL SUPPLY COMPANY
         Location: An Easement is to be 12 feet in width with the following described center line: BEGINNING at a point North 1176.15 feet and West
         564.22 feet from the Southwest corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; said point on Grantor's West property line; thence North 45` 59' 00" East 91.00 feet; thence South 44` 01' 00" East 41.00 feet; thence North 45` 59' 00" East 51.04 feet;
         thence North 13` 20' 23" West 52.88 feet.
         Purpose: To lay, maintain, operate, repair, inspect, protect, remove and replace pipelines, valves, valve boxes and other gas transmission and distribution facilities through and across the above.
         Recorded: April 18, 1985
         Entry No.: 4075228
         Book/Page: 5646/2308
         (Affects Parcels 5 and 7)

7. A Right of Way Agreement for pipe lines and pole lines as created in favor of the person or persons entitled thereto by instrument recorded February 24, 1949, as Entry No. 1149096, in Book 663, at page 115, of Official Records, for any and all rights which it may have in or under that certain right of way grant, dated September 12, 1948, and recorded in Book 639, at page 585, of Official Records. (Affects Parcel 6)

8. A Right of Way Agreement for 16 1/2 feet in width to erect, install, maintain, operate, repair, renew, add to an remove telephone, telephone, or power lines and appurtenances thereof on a single line of poles, as created in favor of SALT LAKE PIPE LINE COMPANY by instrument recorded October 13, 1948, as Entry No. 1137006, in Book 639, at page 585, of Official Records, with the right of ingress or egress to an from the same, over and through, under or along that certain parcel of and situate in Salt Lake County, State of Utah, and described as following to wit:

         COMMENCING at the Northwest corner of the Southwest quarter of Section 24, Township 1 North, Range 1 West, Salt Lake Meridian; thence East 107.6v rods; thence South 31` West 128 rods, more or less, to the Southwesterly corner of Salt Lake City Tract; thence South 41 1/2` East 224 feet; thence South 45` 45' West 436.9 feet; thence North 44` 15' West 7 rods; thence South 45` 45' West 15 rods; thence North 44` 15' West along the North side of the County Road, 25 rods, to Section line; thence North 128 rods to BEGINNING. (Affects Parcel 6)

9. The terms and conditions of that certain Salt Lake City Ordinance No. 92, of 1999, dated November 9, 1999, and recorded November 29, 1999, as Entry No. 7522327, in Book 8326, at page 75, of Official Records.

10. The terms and conditions of that certain Salt Lake City Ordinance No. 77 of 1999, dated September 21, 1999, and recorded January 24, 2000, as Entry No. 7559300, in Book 8337,a t page 5304, of Official Records.

11. Any rights, interests, or claims which may exist or arise by reason of the facts shown on a survey plat entitled "Utah Gravel, Salt Lake City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684.


LELAND YARD

The following Exceptions affect Parcel 1:

1. Taxes for the year 2001 which are a lien, but are not yet due or payable.

2.       Said property is included  within the  boundaries of Spanish Fork City,
         and  is  subject  to the charges and   assessments thereof (Charges are
         current).

3.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantor:  VALLEY ASPHALT INC., by RICHARD M. SUMSION, President
         Grantee:  MOUNTAIN STATES TELEPHONE AND TELEGRAPH COMPANY
         Location: A right of way and easement 6 feet in width, over, under and across the following described property: COMMENCING at a point on the West line of

         Delmonte Road which point is North 304.58 feet and East 2318.032 feet and North 37` 34' 30" West 93.637 feet from the West quarter corner of
         Section 25, Township 8 South, Range 2 East, Salt Lake Base and Meridian; thence North 68` 43' 60" West 1027 feet; thence North 40 feet; thence (retrace South 40 feet); thence North 68` 43' 60" West 493 feet; thence North 36 feet to end. Purpose: To construct, operate, maintain, and remove such communication and other facilities, upon, over, under and across the above.
         Recorded:  April 24, 1973
         Entry No.: 6924
         Book/Page: 1324/256

4.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

         Grantee:  MOUNTAIN FUEL SUPPLY COMPANY
         Location: A right of way and easement 20 feet over and across the following described property: BEGINNING at a point 1188.07 feet North and 154.98 feet East of the West quarter corner of said Section 25; thence North 60` 50' 57" East 174.76 feet; thence South 59' 54' 43" East 484.11 feet; thence South 74` 06' 05" East 185.01 feet; thence South 13` 43' 27" West 44.09 feet.
         Purpose: To lay, maintain, operate, repair, inspect, protect, remove and replace pipelines, valves, valve boxes and other gas transmission and distribution facilities through and across the above.
         Recorded:   August  9,  1976
         Entry  No.:  19743
         Book/Page:   1492/211
         Re-Recorded: November 11, 1976
         Entry No.: 29564
         Book/Page: 1511/646

5. The Conflicting Interest of FRANKLIN REYNARD HAYMORE and LELA F. HAYMORE, Trustees of the FRANKLIN HAYMORE TRUST, and the survivor thereof and successors, acquired under and by virtue of that certain Quit Claim Deed dated February 16, 1983, executed by FRANKLIN R. HAYMORE and LELA F. HAYMORE, recorded April 11, 1983, as Entry NO. 10255, in Book 2042, at page 308, of Official Records.

6. The Conflicting Interest of FRANKLIN REYNARD HAYMORE and LELA F. HAYMORE, Trustees of the LELA R. HAYMORE TRUST, and the survivor thereof and successors, acquired under and by virtue of that certain Quit Claim Deed dated February 16, 1983, executed by FRANKLIN R. HAYMORE and LELA F. HAYMORE, recorded April 11, 1983, as Entry No. 10256, in Book 2042, at page 310, of Official Records.

7. The Conflicting Interest of RICHARD MUHLESTEIN and CONNIE MUHLESTEIN, acquired under and by virtue of that certain Warranty Deed executed by ARCHIE A. ANDRUS, aka ALMA A. ANDRUS and MARY H. ANDRUS, recorded December 19, 1974, as Entry No. 22470, in Book 1398, at page 14, of Official Records.

The following exceptions affect Parcel 2:

8.       None.

The following exceptions affect Parcels 1 and 2.

9. Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Spanish Fork, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

     a.   Deed encroachments and gaps along southerly line of property.

     b. Variation of fence lines from deed line and deed gap along northerly line of property.

     c. Concrete pad encroachment into road right-of-way on easterly line of property.


LEHI

1.   Taxes for the year 2001 which are a lien, but are not yet due or payable.

2. Said property is included within the boundaries of Unincorporated Utah County, and is subject to the charges and assessments thereof (Charges are current).

3. The terms and provisions of the "Farmland Assessment Act of 1969" in Title 59, Chapter 2, Part 5 of the Utah Code, and amendments thereof, disclosed by that certain Application for Taxation of Agricultural Land, dated December 22, 1975, and recorded December 22, 1975, as Entry No. 26320, in Book 1449, at page 695, of Official Records, which, in part, provides for the right of Utah County to reassess said property for previous years and the collection of additional taxes resulting from any such reassessment.

4.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

                  Grantor:  Markland E. Allred
                  Grantee:  Kern River Gas Transmission Company
                  Purpose: Exclusive right of way and easement, and incidental purposes
                  Dated:  February 6, 1990
                  Recorded:  February 8, 1990
                  Entry No.: 4041
                  Book/Page: 2664/257

5.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

                  Grantor:  A. Fullmer Allred
                  Grantee:  Kern River Gas Transmission Company
                  Purpose: Exclusive right of way and easement, and incidental purposes
                  Dated:  February 8, 1990
                  Recorded:  February 15, 1990
                  Entry No.: 4823
                  Book/Page: 2666/109

6.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

                  Grantor:  Sterling W. Allred
                  Grantee:  Kern River Gas Transmission Company
                  Purpose: Exclusive right of way and easement, and incidental purposes
                  Dated: February 12, 1990
                  Recorded:  February 15, 1990
                  Entry No.: 4824
                  Book/Page: 2666/111

7.       EASEMENT AND CONDITIONS CONTAINED THEREIN:
                  Grantor: Fullmer Allred and Margaret P. Allred, Trustees and Mark E. Allred and Betty Jo Allred, Trustees
                  Grantee: Utah Department of Transportation
                  Dated: January 21, 1995
                  Recorded: February 13, 1995
                  Entry No.:8975
                  Book/Page:3619/894

8.       EASEMENT AND CONDITIONS CONTAINED THEREIN:

                  Grantor:  James F. Allred, as attorney in fact for the Allred
                            Family Trust dated 2/8/90
                  Grantee:  Pacificorp
                  Dated:    September 14, 1998
                  Recorded: September 29, 1998
                  Entry No. 98669
                  Book/Page:4793/238

9. Any rights, interests, or claims which may exist or arise by reason of the facts shown on a survey plat entitled "Utah Gravel, Lehi, Utah", dated March 28, 2001, prepared by International Land Survey, Inc., Bradley D. Daley LS No. 259684.

10. Unrecorded Mineral Lease No. 47496 dated February 23, 2000, between the State of Utah School and Institutional Trust Lands Administration and Peck Rock and Projects, LLC as disclosed by documents provided to Founders Title Company.

11. Unrecorded Surface Owner's Agreement dated November 6, 1997 by and between Peck Rock and Products, a Utah limited liability company, Clay Peck, and Cole Peck and A. Fullmer Allred, as disclosed by documents provided to Founder Title Company.

                         SCHEDULE 1.1(a) ACQUIRED ASSETS

Those assets that are primarily used in the Business, including, but not limited to, those items on the attached list.

                 Attachment to Schedule 1.1(a) - Acquired Assets

-----------------------------------------------------------------------------------------------------------------------------------
         USAI EQUIPMENT TO BE PURCHASED
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             TRANSFER             NOTES
  MR     FROM    YEAR  MODEL OR DESCRIPTION     DESCRIPTION          SERIAL#        VALUE      TO     LOCATION   COMMENTS     UNIT#
-----------------------------------------------------------------------------------------------------------------------------------
  3     Monroc    94   CHEV                  Pickup w/Radio     2GCEK19KXR1246940  10,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  5     Monroc    98   DODGE                 Pickup w/Radio     1B7HC16X4WS5300351 15,000       P       NSL     have title
-----------------------------------------------------------------------------------------------------------------------------------
  6     Monroc    96   DODGE                 Pickup w/Radio     1B7KF13R9TS599564  12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  7     Monroc    97   DODGE                 Pickup w/Radio     387HF13Y9VG820086  14,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  17    Monroc    85   GMC                   Pickup w/Radio     1GDHC34WBFJ528698   1,000       P       NSL    have title
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Getting
                                                                                                               UCC
                                                                                                               releases
                                                                                                               from
  18    Monroc    96   BEAL TRAILER                             1BN1C3252TB004350  25,000       P       NSL    Safeco
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Getting
                                                                                                               UCC
                                                                                                               releases
                                                                                                               from
  19    Monroc    96   BEAL TRAILER                             1BN2C373ITB004349  25,000       P       NSL    Safeco
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               have
  24    Monroc    94   KENWORTH              Tractor w/Radio    1XKWDB9X7PS592042  18,000       P       NSL    title
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               have
  28    Monroc    93   MIDL                  Pugmill            104                             P       NSL    title
-----------------------------------------------------------------------------------------------------------------------------------
  31    Monroc    70   TRIM                  Van                TC2100              1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  32    Monroc    69   TRIM                  Van                F61671              1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       PICKUP for
  35    Monroc         ELECTRICIAN                              3B8MC386BWM24388    2,000       P      SL RM
-----------------------------------------------------------------------------------------------------------------------------------
                       1985 GMC 2 TON FLAT                                                                     have
  37    Monroc    85   BED TRUCK                                1GDE6DIABFV608276   1,000       P       NSL    title
-----------------------------------------------------------------------------------------------------------------------------------
                       1987 GMC 1987 GMC                                                                       have
  38    Monroc    87   2TON                                     1GDE6DIABFV503479   1,250       P       NSL    title
-----------------------------------------------------------------------------------------------------------------------------------
  39    Monroc         WABCO 38C HAUL TRUCK                     GF10793FA20HCFA20  20,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       INTL WATER TRUCK
                       (UPDATE & RETROFIT                                                              Park
  40    Monroc    78   POM S&G)                                                     7,500       P      City
-----------------------------------------------------------------------------------------------------------------------------------
                       1964 FRUEHAUF 30
                       TON PNEUMATIC                                                                  Park    have
  44    Monroc    64   TRAILER                                  OME275101           2,500       P     City    title
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Bacchus
  45    Monroc         BROWN TRAILER 71396                      71398                 500       P        2
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Pt of
  47    Monroc         SEA CARGO CONTAINERS                                         1,000       P     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
  48    Monroc    75   FRUEHAUF 1975                            MAS474403           1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       USED DIESEL TANK                                                               Park
  49    Monroc         S-437                                                          500       P      City
-----------------------------------------------------------------------------------------------------------------------------------
                       FUEL TANK STORAGE                                                              Pt of
  50    Monroc         BUNKER                                                         500       P     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
  51    Monroc         20 K GAL FUEL TANK                                          20,000       P     Beck St
-----------------------------------------------------------------------------------------------------------------------------------
                       10,000 GAB ABOVE
                       GROUND DIESEL
  52    Monroc         FUELING STATION                                             10,000       P     Beck St
-----------------------------------------------------------------------------------------------------------------------------------
                       10,000 GAL ABOVE
                       GROUND DIESEL                                                                  Park
  53    Monroc         FUELING STATION                                             10,000       p      City
-----------------------------------------------------------------------------------------------------------------------------------
                       TRUCK SIGNALING
  54    Monroc         SYSTEM                                                                   P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       TRUCK TRACKING        Leland and Eagle

  55    Monroc         SYSTEM                Valley                                             P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       TRUCK TRACKING
  56    Monroc         SYSTEM                                                                   P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       NEW WATER SYSTEM AT                                                            Beck
  57    Monroc         BATCH PLANT                                                              P       St.
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               US
                                                                                                               Bankcorp
                                                                                                               Capital
                       1981 CATEPILLAR                                                                         Lease
  58    Monroc    81   9888 LOADER #8015                        50W5558            40,000       P       NSL    10878-001
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               US
                                             Lease shows                                                       Bankcorp
                                             50W75305, but                                                     Capital
                       1981 CATEPILLAR       machine is                                                        Lease
  59    Monroc    81   9888 UNIT 8016        stamped 50W335     50W3564            35,000       P       NSL    10878-001
-----------------------------------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
                       1989 MICHIGAN
                       LOADER 6.5 YD FRONT
  60    Monroc    89   END                                      82A192CAC          30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       BOBCAT LOADER FOR
  61    Monroc         KEARNS #8039                             22202               1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       CAT 980C WHEEL
  63    Monroc    89   LOADER                                   60X9126            45,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       CAT 980G WHEEL
  64    Monroc    96   LOADER                                   2KR00449           135,500      P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Park
  67    Monroc         KOMATSU LOADER                           20085              15,000       P      City
-----------------------------------------------------------------------------------------------------------------------------------
  68    Monroc         Michigan 150 Loader                      U60237                          P      Heber
-----------------------------------------------------------------------------------------------------------------------------------
                       KAWASAKI WHEEL
  69    Monroc         LOADER                                   70C25065           20,000       P     Bacchus
-----------------------------------------------------------------------------------------------------------------------------------
                       MICH VME L 140 5YD                                                             Park
  70    Monroc         M 6331F58                                831AC00522         30,000       P      City
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Pt of
  72    Monroc         WA 500 LOADER                            AB1023             20,000       P     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
                       150 HP TURBINE PUMP
  74    Monroc         WITH BARGE                                                   5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       150 HP TURBINE WELL
  75    Monroc         PUMP                                                         5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       2-25 HP TURBINE
  76    Monroc         PUMPS IN SERIES                                              2,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 42" UNIVERSAL
  77    Monroc         3042 JAW CRUSHER                         117X8              30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       35" REMCO
                       DO-VSM90-353 IMPACT
  78    Monroc    98   CRUSHER                                  9050398136         60,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       35" REMCO
                       DO-VSM90-353 IMPACT
  79    Monroc   2000  CRUSHER                                  9050499165         60,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------

                                       24



-----------------------------------------------------------------------------------------------------------------------------------
                       42" X 20"
  80    Monroc         CEDARAPIDS FEEDER                        39123              12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  81    Monroc         FEEDER KO-KAL FEEDER                                         3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       GRIZZLEY VIB FEEDER
  82    Monroc         5781                                     EF379H              3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       GRIZZFEED VARIABLE
  83    Monroc         GRIZZLY FEEDER                                               3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  84    Monroc         KALCO 48" FEEDER                                             5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  85    Monroc    99   MOTOR CONTROL CENTER                                        30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  86    Monroc    99   MOTOR CONTROL CENTER                                        30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       UPSIZE CRUSHING AND
  87    Monroc         WASH PLANT                                                               P       NSL
                       44" X 32" EAGLE
-----------------------------------------------------------------------------------------------------------------------------------
  88    Monroc    99   SINGLE WASHER                                               30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       44" X 32" GREYSTONE
  89    Monroc    99   TWIN WASH FINE SCREW                     FM44T4499373065    30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       44" X 32" KOLBERG
  90    Monroc    99   TWIN FINE WASH SCREW                     400261             30,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       BACCHUS #2 WASH
  91    Monroc         PLANT                                                                    P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       7' X 20' HORIZONTAL
                       3 DECK SCREEN
  92    Monroc    99   #7203-38                                 48113              50,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       7' X 20' HORIZONTAL
                       3 DECK SCREEN
  93    Monroc    99   #7203-38                                 48211              50,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       100' STACKER
  94    Monroc         CONVEYOR                                                    12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
  95    Monroc         1000 FT. CONVEYOR                                            5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30' CONVEY 30'
-----------------------------------------------------------------------------------------------------------------------------------
  96    Monroc         CONVEYOR                                                     1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 100' KOLBERG
  97    Monroc    99   RADIAL STACKER                           401410             12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 100' KOLBERG
  98    Monroc    99   RADIAL STACKER                           401411             12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 100' KOLBERG
  99    Monroc    99   STACKER CONVEYOR                         401409             12,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 100' REESCO
 100    Monroc    99   FRAME CONVEYOR                                               5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" x 100' FRAME
 101    Monroc    99   CONVEYER                                                     5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X GREYSTONE
 102    Monroc    99   TWIN BLADE MILL                          BM3654993748GS        900       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X NORMSTOCKER
 103    Monroc    99   STAKER CONVEYOR                                              8,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 104    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 105    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 106    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 107    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 108    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X REESCO FRAME
 109    Monroc    99   CONVEYOR                                                     3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 80' AMERICAN
 110    Monroc    99   FRAME CONVEYOR                                               4,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 80' REESCO
 111    Monroc    99   FRAME CONVEYOR                           3199E               4,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------

                       30" X 80' REESCO
 112    Monroc    99   FRAME CONVEYOR                                               4,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       30" X 80' REESCO
 113    Monroc    99   FRAME CONVEYOR                                               4,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 100'
                       GOODFELLOW DRIVE
 114    Monroc    99   CONVEYOR                                                     5,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 124" REESECO
 115    Monroc    99   FRAME CONVEYOR                                              14,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 124" REESECO
 116    Monroc    99   FRAME CONVEYOR                                               6,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 30'
 117    Monroc    99   MONROCBILT CONVEYOR                                          1,500       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 40"
                       MONROCBILT FRAME
 118    Monroc    99   CONVEYOR                                                     2,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       36" X 900'
                       GOODELLOW TRUSS
 119    Monroc    99   CONVEYOR                                                    45,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       35"X35' COVERED
 120    Monroc         CONVEYOR 200 FPM                                             3,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       CONVEYOR - LATTICE
 121    Monroc         FRMAME                                                       9,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       CONVEYORS FOR NSL
 122    Monroc         R/M BATCH PLANT                                                          P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       FEEDER CONVEYOR
 123    Monroc         30"X50' REBEL                            13C0603G            2,500       P
-----------------------------------------------------------------------------------------------------------------------------------
 124    Monroc         FEED CONVEYOR TO WET SCREEN HOMEMADE                         2,500       P
                       30"X54"
-----------------------------------------------------------------------------------------------------------------------------------
 125    Monroc         STACKER 30"X 80' RADIAL                  803OT871607         6,000       P       NSL
                       SPAULDING
-----------------------------------------------------------------------------------------------------------------------------------
                       STACKER MOD 150-24
 126    Monroc         NORDBERG                                 3500082             8,000       P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       STACKER 30"X60' RADIAL
 127    Monroc         CUSTOMBUILT S/N OBL                      OBL                 2,000       P     Bacchus1
-----------------------------------------------------------------------------------------------------------------------------------
                    3/4" STACKER CONVEYER                                                             Bacchus
 128    Monroc         24"X85' NO NAME RADIAL                                       2,000       P        1
-----------------------------------------------------------------------------------------------------------------------------------
                       3/8" STACKER CONVEYOR
 129    Monroc         GRIST RADIAL                             82-9891-1           3,000       P
-----------------------------------------------------------------------------------------------------------------------------------
 130    Monroc         300 BARREL SILO                                                          P
-----------------------------------------------------------------------------------------------------------------------------------
                       BATCHER-NSL R/M BATCH
 131    Monroc         PLANT                                                                    P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       AGGREGRATE STORAGE BINS -
 132    Monroc         SL MIX                                                                   P       NSL
-----------------------------------------------------------------------------------------------------------------------------------


                                       25

-----------------------------------------------------------------------------------------------------------------------------------
                       AUTO CONTROL 2000 BATCH
 134    Monroc         CONTROLLER SL READY MIX                                                P       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       AUTO-CONTROL 200 BATCH
 136    Monroc         CONTROLLER - SL READY MIX                                              P       NSL
 -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             US
                                                                                                             Bancorp
                       BATCH PLANT AT POM; Noble                                                             Capital
                       Mobile 600 with                        8660R (plant);                        Pt of    Lease
 139    Monroc         Mixers/Controllers                     12000-43 (mi       500,000      P     Mtn RM   10878-004
-----------------------------------------------------------------------------------------------------------------------------------
                       BATCH ROOM AT POINT OF                                                       Pt of
 140    Monroc         THE MOUNTAIN                                                           P     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
                       BOILER   BOILER-NSL R/M
 141    Monroc         PLANT                                                                  P      NSL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Park
 142    Monroc         CEMENT SILO                                                            P     City
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Beck
 143    Monroc         CEMENT SILO-NSL R/M PLANT                                              P       St.
-----------------------------------------------------------------------------------------------------------------------------------
                       NEW CEMENT SILO AT PARK                                                      Park
 144    Monroc         CITY 190,000 POUNDS                                                    P     City
-----------------------------------------------------------------------------------------------------------------------------------
                       COMPRESSOR FOR NSL R/M
 145    Monroc         BATCH PLANT                                                            P      Heber
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Pt of
 147    Monroc         BATCH PLANT ENCLOSURE POM                                              p     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
                       HEBER CITY - READY MIX
 148    Monroc         PLANT                                                     100,000      p      Heber
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Pt of
 149    Monroc         HOT WATER SYSTEM PT OF MT                                              p     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------------
                       JADAIR RECLAIM SYSTEM -                                                       Park
 151    Monroc         PARK CITY                                                              p      City
-----------------------------------------------------------------------------------------------------------------------------------
                       NATBOILER NATCO C M 290                                                       Park
 152    Monroc         BOILER                                                                 p      City
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Park
 153    Monroc         NATCO HEAT EXCHNG BOILER                                               p      City
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Point
                                                                                                             of
                       PHOENIX SEPARATOR, WATER                                                     Point    Mountain
 154    Monroc         TANK, INSTALLATION MISC                                                p     of Mtn   Aggregates
-----------------------------------------------------------------------------------------------------------------------------------
                       PORTABLE QPR 2000 AMT
 155    Monroc         PUGMILL                                                    5,000       p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       PORTABLE BATCH PLANT AT                                                      Park
 156    Monroc         PARK CITY                                                 250,000      p      City
-----------------------------------------------------------------------------------------------------------------------------------
                       NORTH SALT LAKE READY MIX
 158    Monroc         PLANT BUILDING                                                         p     Utah RM
-----------------------------------------------------------------------------------------------------------------------------------
 159    Monroc         PT MT READY MIX ELECTRICAL                                             p     Utah RM
-----------------------------------------------------------------------------------------------------------------------------------
 160    Monroc         ENCLOSE READY MIX PLANT                                                p     Utah RM
-----------------------------------------------------------------------------------------------------------------------------------
                       READY MIX PLANT NCNELUS
 161    Monroc         W/O 78-7009, AUTH 026-78                                               p     Utah RM
-----------------------------------------------------------------------------------------------------------------------------------
 162    Monroc         VARIABLE SPEED CONTROL                                                 p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
 163    Monroc         WET PLANT (WASH PLANT)                                                 p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
 164    Monroc         OIL HEATER IN BECK ST SHOP                                             p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
 165    Monroc         HEAT SYST FOR SHOP                                                     p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       BECK ST. SCALES AND
 166    Monroc         SCALEHOUSE                                                             p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
 167    Monroc         36" BELT SCALE                         N/A                50,000       p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                       BELT SCALE AT EAGLE S&g
 168    Monroc         WASH PLNT                                                  2,500       p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
 169    Monroc         NEW S&g scale house                                        2,500       p       NSL
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Beck
 170    Monroc         TRUCK SCALE                                               50,000       p       St.
-----------------------------------------------------------------------------------------------------------------------------------
                       BATCH PLANT COMPUTERS,
                       UPGRADE, SOFTWARE, COMPAQ
 171    Monroc         COMPUTERS                                                              p
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                    COMPUTER MONITOR PKG - PC                                                     Park
 172   Monroc       OFFICE                                                                 p      City
----------------------------------------------------------------------------------------------------------------------------------
                    TWO ACERLIGHT 372 COLOR
                    PENTIUM COMPUTERS -
 173   Monroc       CORPORATE                                                              p      NSL
----------------------------------------------------------------------------------------------------------------------------------
 174   Monroc       COPIER                                                                 p      NSL
----------------------------------------------------------------------------------------------------------------------------------
 177   Monroc       ELECTRONIC SCALE                                           1,500       p      NSL
----------------------------------------------------------------------------------------------------------------------------------
 178   Monroc       OFFICE FURNITURE                                                       p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                    LAP TOP COMPUTER, PRINTER
 180   Monroc       EQUIP MANAGER CORP                                                     p      NSL
----------------------------------------------------------------------------------------------------------------------------------
 181   Monroc       OFFICE CUBICAL/BASEMENT                                                p      NSL
----------------------------------------------------------------------------------------------------------------------------------
 182   Monroc       OFFICE FURNITURE                                                       p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                    PHONE SYSTEM BECK (CAP                                                                Will be
 183   Monroc       LEASE)                                                                 p      NSL    paid off
----------------------------------------------------------------------------------------------------------------------------------
 184   Monroc       POSTAGE STAMP MACHINE                                                  p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                    POSTAGE STAMP MACHINE FOR
 185   Monroc       CORPORATION                                                            p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                    CONF ROOM TABLE FOR
 186   Monroc       HEADQTRS                                                               p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                    90110 AUTO BATCH                                                             Park
 187   Monroc       CONTROLLER DISPATCH SYSTEM                                             p     City
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Park
 188   Monroc       CAST STONE 30X75 BLDG                                                  p     City
----------------------------------------------------------------------------------------------------------------------------------
 189   Monroc       CASTSTONE BUILDING                                                     p      NSL
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Park
 190   Monroc       CEMENT SILO KEARNS                                                     p     City
----------------------------------------------------------------------------------------------------------------------------------
                    CONTROL 8' X 10' MOTOR                                                       Pt of
 191   Monroc       CONTROL CENTER                                             5,000       p     Mtn RM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Beck
 192   Monroc       TWO NORBERG STACKERS                                      15,000       P     Street
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Beck
 193   Monroc       54" EAGLE  SANDSCREW                                      15,000       p     Street
----------------------------------------------------------------------------------------------------------------------------------
                    TWO LARGE CEMENT SILOS                                                                May be
 194   Monroc       BECK STREET                                                            P      NSL    duplicate
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Beck
                                                                                                 St. &
                                                                                                 Pt of
 195   Monroc       PERRY BLOCK FORMS                                                      P       Mtn
----------------------------------------------------------------------------------------------------------------------------------
 196   Monroc       CEMENT SILO IN HEBER                                                   P      Heber
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Beck
 197   Monroc       FLOOR JACKS & other                                                    p       St.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Beck
 198   Monroc       300A ARC WELDER                                            1,500       P       St.
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            GE
                                                                                                            Capital
                                                Mixer                                                       Oper
                                                Truck                                                       Lease
 199   Monroc  96   Mack FD                     w/Radio      1S9C71331T1136616  45,000       p     Utah RM  2116   7023
----------------------------------------------------------------------------------------------------------------------------------


                                      26

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 200    Monroc    96   Mack FD               w/Radio      1S9C761333T1136617 45,000       p     Utah RM  2116      7024
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 201    Monroc    96   Mack FD               w/Radio      1S9C71335T1136621  45,000       p     Utah RM  2116      7028
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 202    Monroc    96   Mack FD               w/Radio      1S9C71338T1136614  45,000       p     Utah RM  2116      7021
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 203    Monroc    96   Mack FD               w/Radio      1S9C71339T1136623  45,000       p     Utah RM  2116      7030
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 204    Monroc    96   Mack FD               w/Radio      1S9C7133T1136620   45,000       p     Utah RM  2116      7027
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 205    Monroc    96   Mack FD               w/Radio      1S9C7133XT1136615  45,000       p     Utah RM  2116      7118
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 206    Monroc    96   Mack FD               w/Radio      AS9C7133XT1136618  45,000       p     Utah RM  2116      7025
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 207    Monroc    96   Mack FD               w/Radio      1S9C7133XT1136619  45,000       p     Utah RM  2116      7026
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 208    Monroc    96   Mack FD               w/Radio      1S9C7133XT1136622  45,000       p     Utah RM  2116      7029
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 209    Monroc    00   Advance FD            w/Radio      5DG8AU7T0Y0008116  125,000      p     Utah RM  2118      7084
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 210    Monroc    00   Advance FD            w/Radio      5DG8AU7T1Y0008044  125,000      p     Utah RM  2118      7061
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 211    Monroc    00   Advance FD            w/Radio      5DG8AU7T1Y0008061  125,000      p     Utah RM  2118      7062
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 212    Monroc    00   Advance FD            w/Radio      5DG8AU7T2Y0008117  125,000      p     Utah RM  2118      7063
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 213    Monroc    00   Advance FD            w/Radio      5DG8AU7T3Y0008045  125,000      p     Utah RM  2118      7060
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 214    Monroc    00   Advance FD            w/Radio      5DG8AU7T5Y00008046 125,000      p     Utah RM  2118      7059
-----------------------------------------------------------------------------------------------------------------------------



                                                                                                         Banc
                                                                                                         One
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 215    Monroc    00   Advance FD            w/Radio      5DG8AU7TXY0008043  125,000      p     Utah RM  2118      7058
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 216    Monroc    98   Mack FD               w/Radio      1S9C7134W1136744   87,000       p     Utah RM  2131      7116
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 217    Monroc    98   Mack FD               w/Radio      1S9C71338W1136736  87,000       p     Utah RM  2131      7117
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 218    Monroc    98   Mack FD               w/Radio      1S9C71338W1136745  87,000       p     Utah RM  2131      7537
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         GE
                                                                                                         Capital
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 219    Monroc    98   Mack FD               w/Radio      1S9C71338W1136746  87,000       p     Utah RM  2131      7538
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 220    Monroc    98   Advance FD            w/Radio      1A9TAC4S6W0007152  87,000       p     Utah RM  2134      7076
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 221    Monroc    98   Advance FD            w/Radio      1A9TACM0W0007368   87,000       p     Utah RM  2134      7078
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 222    Monroc    98   Advance FD            w/Radio      1A9TAC7M1W0007377  87,000       p     Utah RM  2134      7083
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 223    Monroc    98   Advance FD            w/Radio      1A9TAC7M2W0007369  87,000       p     Utah RM  2134      7085
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 224    Monroc    98   Advance FD            w/Radio      1A9TAC7M2W0007372  87,000       p     Utah RM  2134      7082
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 225    Monroc    98   Advance FD            w/Radio      1A9TAC7M6W0007374  87,000       p     Utah RM  2134      7079
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 226    Monroc    98   Advance FD            w/Radio      1A9TAC7M8W0007375  87,000       p     Utah RM  2134      7080
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 227    Monroc    98   Advance FD            w/Radio      1A9TACM9W0007370   87,000       p     Utah RM  2134      7084
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 228    Monroc    98   Advance FD            w/Radio      1A9TACMOW0007371   87,000       p     Utah RM  2134      7081
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Safeco
                                                                                                         Credit
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 229    Monroc    98   Advance FD            w/Radio      1A9TAG7M9W0007367  87,000       p     Utah RM  2134      7077
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         Concord
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 230    Monroc    99   Advance FD            w/Radio      1A9TAC7M2X0007888  105,000      p     Utah RM  2142      7088
-----------------------------------------------------------------------------------------------------------------------------

                                                                                                         Concord
                                             Mixer                                                       Oper
                                             Truck                                                       Lease
 231    Monroc    99   Advance FD            w/Radio      1A9TAC7M3X0007883  105,000      p     Utah RM  2142      7086
-----------------------------------------------------------------------------------------------------------------------------




















                                       27

------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 232    Monroc    99   Advance FD             w/Radio      1A9TAC7M4X0007889  105,000      p     Utah RM  2142      7090
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 233    Monroc    99   Advance FD             w/Radio      1A9TAC7M6X0007960  105,000      p     Utah RM  2142      7091
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 234    Monroc    99   Advance FD             w/Radio      1A9TAC7M7X0007885  105,000      p     Utah RM  2142      7087
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 235    Monroc    99   Advance FD             w/Radio      1A9TAC7M8X0007863  105,000      p     Utah RM  2142      7087
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 236    Monroc    99   Advance FD             w/Radio      1A9TACMXX0007959   105,000      p     Utah RM  2142      7092
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Concord
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 237    Monroc    99   Advance FD             w/Radio      1A9TAC7MXX0007962  105,000      p     Utah RM  2142      7093
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 238    Monroc    99   Advance FD             w/Radio      1A9TAC7M0X0007002  105,000      p     Utah RM  TITLE     7099
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 239    Monroc    99   Advance FD             w/Radio      1A9TACM1X0007008   105,000      p     Utah RM  TITLE     7050
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 240    Monroc    99   Advance FD             w/Radio      1A9TAC7M1X0007977  105,000      p     Utah RM  TITLE     7097
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 241    Monroc    99   Advance FD             w/Radio      1A9TAC7M2X0007969  105,000      p     Utah RM  TITLE     7095
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 242    Monroc    99   Advance FD             w/Radio      1A9TAC7M4X0007973  105,000      p     Utah RM  TITLE     7096
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 243    Monroc    99   Advance FD             w/Radio      1A9TAC7M5X0007005  105,000      p     Utah RM  TITLE     7098
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          B of A
                                                                                                          Oper
                                                                                                          Lease
                                              Mixer                                                       2143 -
                                              Truck                                                       HAVE
 244    Monroc    99   Advance FD             w/Radio      1A9TAC7M5X0007965  105,000      p     Utah RM  TITLE     7094
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          GE
                                                                                                          Capital
                                              Mixer                                                       Oper
                                              Truck                                                       Lease
 245    Monroc    99   Advance FD             w/Radio      1A9TAC7M2X0007020  105,000      p     Utah RM  2145      7055
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                      GE
                                                                                                      Capital
                                              Mixer                                                   Oper
                                              Truck                                                   Lease
 246    Monroc    99   Advance FD             w/Radio      1A9TAC7M3X0007012  105,000    p   Utah RM  2145      7052
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      GE
                                                                                                      Capital
                                              Mixer                                                   Oper
                                              Truck                                                   Lease
 247    Monroc    99   Advance FD             w/Radio      1A9TAC7M7X0007028  105,000    p   Utah RM  2145      7053
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      GE
                                                                                                      Capital
                                              Mixer                                                   Oper
                                              Truck                                                   Lease
 248    Monroc    99   Advance FD             w/Radio      1A9TAC7MOXOOO7016  105,000    p   Utah RM  2145      7051
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      GE
                                                                                                      Capital
                                              Mixer                                                   Oper
                                              Truck                                                   Lease
 249    Monroc    99   Advance FD             w/Radio      1A9TAC7MXX0007024  105,000    p   Utah RM  2145      7053
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck

 250    Monroc    94   Mack FD                w/Radio      1S9C71331R1136415  20,000     p   Utah RM            7107
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck                                                   Have
 251    Monroc    94   Mack FD                w/Radio      1S9C71332R1136360  20,000     p   Utah RM  title     7008
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck                                                   Have
 252    Monroc    94   Mack FD                w/Radio      1S9C71334R1136358  20,000     p   Utah RM  title     7009
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer

                                              Truck                                                   Have
 253    Monroc    94   Mack FD                w/Radio      1S9C71336R1136359  20,000     p   Utah RM  title     7106
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck                                                   Have
 254    Monroc    94   Mack FD                w/Radio      1S9C71337R1136354  20,000     p   Utah RM  title     7104
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck                                                   Have
 255    Monroc    94   Mack FD                w/Radio      1S99C71337R1136418 20,000     p   Utah RM  title     7108
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck                                                   Have
 256    Monroc    94   Mack FD                w/Radio      1S9C71339R1136355  20,000     p   Utah RM  title     7105
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck
 257    Monroc    86   Advance FD             w/Radio      D1325HGB10938       6,000     p   Utah RM            7002
--------------------------------------------------------------------------------------------------------------------------
                                              Mixer
                                              Truck
 258    Monroc    85   OSHK                   w/Radio      1OT3R2GB8F10255410  6,000     p   Utah RM            7102
---------------------------------------------------------------------------------------------------------------------------
                                              Added to
        Monroc    96   DODGE RAM              list         1B7K26Z2TS707277              p   Utah RM            22822
--------------------------------------------------------------------------------------------------------------------------
        Monroc    99   FORD EXPLORER                       1FMZU34E8XUC84656             p   Utah RM            32010
--------------------------------------------------------------------------------------------------------------------------
                                              Added to                                                Carl
        Monroc    99   CHEVY TAHOE            list         1GNEK13RXJ416491   20,000     p   Utah RM  Clements  31111
--------------------------------------------------------------------------------------------------------------------------
                                              Added to
        Monroc    99   FORD                   list         1FMZU34E6XUC84655  20,000     p   Utah RM            32009
--------------------------------------------------------------------------------------------------------------------------
                                              Added to
        Monroc   2000  DODGE RAM              list         1B7HF16Z57S632358             p   Utah RM            35195
--------------------------------------------------------------------------------------------------------------------------
                                              Added to
        Monroc    96   DODGE                  list         1B7HC16Y1SS343940             p   Utah RM            22825
--------------------------------------------------------------------------------------------------------------------------
                                              Added to                                                Chris
        Monroc   2000  FORD EXPLORER          list         1FM2U72X1Y2C30888  20,000     p   Utah RM  Faulkner  35671
--------------------------------------------------------------------------------------------------------------------------
                       P&H Dragline (Used
                       to clean Monroc        Added to
        Monroc         Beck St. ponds)        list                                       p   Utah RM
--------------------------------------------------------------------------------------------------------------------------
                       USED NORTHWEST 95D     Added back                                      North
        Monroc         DRAGLINE #2008         to list           12789, 534-92            p     SL
--------------------------------------------------------------------------------------------------------------------------
                                              Added back
        Monroc         HYSTER FORKLIFT        to list           YT79211                  p     NSL
--------------------------------------------------------------------------------------------------------------------------
                                              Added back
        Monroc    96   CAT D10R DOZER         to list           3KR412                   p     NSL
--------------------------------------------------------------------------------------------------------------------------
                                       28

-----------------------------------------------------------------------------------------------------------------------------
                     PT. MT. M STORAGE -         Added back                                     Pt of
        Monroc       RAILROAD BOX CARS           to list                                  P     Mtn RM
-----------------------------------------------------------------------------------------------------------------------------
                                                 Added back
        Monroc       CAT 235D EXCAVATOR          to list      8KJ178                      p       NSL
-----------------------------------------------------------------------------------------------------------------------------
                     DATALINES ASSOCIATED WITH
                     BECK ST., HEBER CITY AND
        Monroc       PARK CITY PLANTS                                                     P     Utah RM
-----------------------------------------------------------------------------------------------------------------------------
                     PHONE LINES ASSOCIATES
        Monroc       WITH READY MIX PLANTS                                                P     Utah RM
-----------------------------------------------------------------------------------------------------------------------------
 LEL
-----------------------------------------------------------------------------------------------------------------------------
        Leland       IMT Dominator II Service
  1     RM           Struck                      w/Radio      1FDNF82C7WVA32199  65,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  2     RM      69   PETERBILT COE WATER TRUCK   w/Radio      32163                 600   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  3     RM           CONFERENCE TRAILER                                           1,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  4     RM           Concrete Mixer Bowl                                                  p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland       Concrete Mixer Bowl &
  5     RM           Roller Sub Assembly                                                  p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  6     RM           DRUM MIXER FABRICATION                                               p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  7     RM           New Concrete Mixer Bowl                                              p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  8     RM           U-CART CONCRETE BUGGY                    7SK00668           170,000  p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  9     RM      96   Cat 970F Loader                                                500   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  10    RM           87 SAVAGE MIXER TRUCK                                          500   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  11    RM           87 WRIGHTWAY MIXER TRUCK                                     3,500   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  12    RM           30X40 CONVEYOR                                               6,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  13    RM           36"X70' STACKABLE CONVEYOR                                  100,000  p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland       12 YD CONCRETE AGGREGATE
  14    RM           BATCHER                                                              p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland       1996 Custom Built
  15    RM           Concrete Plant Building                                              p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  16    RM           200BBL CEMENT STORAGE SILO                                           p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  17    RM           4000 Gal Water Tank                                          2,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland       96 Boiler For Concrete
  18    RM           Plan                                                                 p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  19    RM           CONCRETE STORAGE BIN                                                 p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  20    RM           Control House                                                        p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  21    RM           ROSS BANDIT CONCRETE PLANT                                  30,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  22    RM           Office Computer Equipment                                            p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland       U99 Van Trailer for
  23    RM           Storage                                                      1,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  24    RM           1999 Mercury Mountaineer                 4M2ZU54E1XUJ09207  18,000   p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  25    RM           Bulk Cement Guppy or Silo                                            p     Leland
-----------------------------------------------------------------------------------------------------------------------------
        Leland
  26    RM           95 Ford F150 Supercab                    1FTEX15Y8SKB16303   9,800   p     Leland
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
        Leland         Allis Chalmers 200 KW
  27    RM             generator                                                      500  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland
  28    RM             Solaire J40 DWPE Generator                                     500  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland
  29    RM             1980 Crane Mixer Truck                                         500  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland
  30    RM             170 Barrel Lime Silo                                                p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland         1983 Fruehauf Aluminium
  31    RM             pup tir                                                      1,000  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland
  32    RM             1973 Beale Cement tlr                                        3,000  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland         Gardiner Denver Air
  33    RM             Compressor                                                     500  p     Leland
------------------------------------------------------------------------------------------------------------------------------
        Leland
  34    RM             CDI Dispatch software                                               p     Leland
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Safeco
                                                   Mixer                                                  Oper
        Leland                                     Truck                                                  Lease
  35    RM        96   96 OSH-KOSH MIXER           w/Radio      1OT3R0SS061052952  55,000  p     Leland   34063-003
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Safeco
                                                   Mixer                                                  Oper
        Leland                                     Truck                                                  Lease
  36    RM        96   96 OSH-KOSH MIXER           w/Radio      1OT3R0SS2T1052953  55,000  p     Leland   34063-003
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Safeco
                                                   Mixer                                                  Capital
        Leland         96 OSH-KOSH MIXER TRUCK -   Truck                                                  Lease
  37    RM        96   S-2146                      w/Radio      1OT3ROSS2T1052944  55,000  p     Leland   34063-002
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Safeco
                                                   Mixer                                                  Capital
        Leland         96 OSH-KOSH MIXER TRUCK -   Truck                                                  Lease
  38    RM        96   S-2146                      w/Radio      1OT3ROSS2T1052945  55,000  p     Leland   34063-002
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Safeco
                                                   Mixer                                                  Capital
        Leland         96 OSH-KOSH MIXER TRUCK -   Truck                                                  Lease
  39    RM        96   S-2146                      w/Radio      1OT3ROSS2T1052946  55,000  p     Leland   34063-002
------------------------------------------------------------------------------------------------------------------------------

                                       29


                                                                                                             Safeco
                                                   Mixer                                                     Capital
        Leland         96 OSH-KOSH MIXER TRUCK -   Truck                                                     Lease
  40    RM        96   S-2146                      w/Radio      1OT3ROSS1T1052947  55,000     p     Leland   34063-002
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  41    RM        97   97 OSH-KOSH MIXER           w/Radio      1OTMAWD20VS063085  65,000     p     Leland   34063-006

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  42    RM        97   97 OSH-KOSH MIXER           w/Radio      1OTMAWD24VS063087  65,000     p     Leland   34063-006
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  43    RM        97   97 OSH-KOSH MIXER           w/Radio      1OTMAWD24VS063090  65,000     p     Leland   34063-006

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  44    RM        97   97 OSH-KOSH MIXER           w/Radio      1OTMAWD26VS063088  65,000     p     Leland   34063-006
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  45    RM        97   97 OSH-KOSH MIXER           w/Radio      1OTMAWD28VS063089  65,000     p     Leland   34063-006
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  46    RM        96   97 OSH-KOSH MIXER           w/Radio      1OT3ROSSXT1052635  55,000     p     Leland   34063-012
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  47    RM        99   97 OSH-KOSH MIXER           w/Radio      1OTMAWD26X5066088  116,000    p     Leland   34063-012
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  48    RM        99   97 OSH-KOSH MIXER           w/Radio      10TRAWD23YS067061  116,000    p     Leland   34063-013
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  49    RM        99   97 OSH-KOSH MIXER           w/Radio      10TRAWD23XS067060  116,000    p     Leland   34063-013
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Oper
        Leland                                     Truck                                                     Lease
  50    RM        0    2000 OSH-KOSH MIXER         w/Radio      10TRAWD10YSO67137  130,000    p     Leland   34063-014
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             Safeco
                                                   Mixer                                                     Capital
        Leland                                     Truck                                                     Lease
  51    RM        96   96 OSH-KOSH MIXER           w/Radio      1DT3ROSS2T1053729  55,000     p     Leland   34063-004
---------------------------------------------------------------------------------------------------------------------------------
 ERM
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  1     RM             Storage Trailer                                              1,000     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  2     RM             Office Trailer                                                 500     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  3     RM             Shop Trailer                                                   500     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  4     RM             1983 950B Wheel Loader                   65R01406           22,000     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  5     RM             Air Compressor                           ING3000E25PKG         500     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle          Batch Plant with belts &
  6     RM             accessories                                                 175,00     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  7     RM             Boiler                                                                 P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  8     RM             Used Green Silo                                                        P      Lehi
---------------------------------------------------------------------------------------------------------------------------------
        Eagle
  9     RM             Bobcat Compressor                                              500     P      Lehi
---------------------------------------------------------------------------------------------------------------------------------



        Eagle
  10    RM             Office Furniture                                                      P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
        Eagle
  11    RM             Radio System                                                          P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
        Eagle
  12    RM             95 Ford F150                          2FTDF15Y2SCA34943   9,800       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
        Eagle
  13    RM             2000 F150 Ford Pickup                 1FTRX18L7YKA84728  17,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Banc
                                                   Mixer                                                    One
        Eagle                                      Truck                                                    Oper
  14    RM        0    2000 Oshkosh Mixer          w/Radio   1OTRAAC20YS068902  130,000      P      Lehi    Lease 1
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Banc
                                                   Mixer                                                    One
        Eagle                                      Truck                                                    Oper
  15    RM        0    2000 Oshkosh Mixer          w/Radio   1OTRAAC22YS068903  130,000      P      Lehi    Lease 1
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  16    RM        88   1988 Advance Mixer          w/Radio   1A9TAC6S3J0007776   7,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  17    RM        88   1988 Advance Mixer          w/Radio   1A9TAC6S5J0007777   7,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  18    RM        90   1990 Mack Mixer             w/Radio   1S9C10081N1136131   7,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  19    RM        90   1990 Mack Mixer             w/Radio   1S9C10087L1136051   7,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  20    RM        92   1992 Mack Mixer             w/Radio   1S9C10085L1136050  10,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
                                                   Mixer
        Eagle                                      Truck
  21    RM        93   1993 Mack Mixer             w/Radio   1S9C71331P1136170  12,000       P      Lehi
--------------------------------------------------------------------------------------------------------------------------------
  GD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Safeco
                                                                                                            Lease
                                                                                                            23
                                                   Service                                                  (Lease
                       1999 Ford F800 Service      Truck                                                    to be
  1     Geodyne   99   Truck                       w/Radio   3FENF8014XMA13246  35,000       S              assumed)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Safeco
                                                                                                            Lease
                                                                                                            24
                                                                                                            (Lease
                       1999 Kenworth W900B         Tractor                                                  to be
  2     Geodyne   99   Transport Truck             w/Radio   1XKWPBEX2XR836281  60,000       S              assumed)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Safeco
                                                                                                            Lease
                                                                                                            24
                                                                                                            (Lease
                       1999 Trial King TK 10SA                                                              to be
  3     Geodyne   99   Transport Trailer                     1TKA04831XM068300  36,000       S              assumed)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Beck     HAVE
  4     Geodyne   90   90 FORD PICKUP TRUCK                  1FTE025YXLLA50180   1,200       S     Street   TITLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Beck
  5     Geodyne        FORD LN 900 TRUCK                                        10,000       S     Street
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Beck     HAVE
  6     Geodyne        WELDING TRUCK                         1FDWF60H4EVA53398  18,000       S     Street   TITLE
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Beck
  7     Geodyne        LAY-MOR 8B SWEEPER                    25194-001           9,000       S     Street
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Beck     Safeco

                                       30

--------------------------------------------------------------------------------------------------------------------------
  8     Geodyne        LAY-MOR 8B SWEEPER                 621654-002          9,000     S    Street   Lease 23
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  9     Geodyne        CAT D7 DOZER                       N/A                20,000     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  10    Geodyne        5 ea. STORAGE TRAILERS             N/A                 7,000     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  11    Geodyne  1994  HOLDEN TILT DECK TRAILER           11367J? 254257     10,000     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  12    Geodyne        PETROMAT FLATBED TRAILER                               4,500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     HAVE
  13    Geodyne        ROLLER TRAILER                     4MSCH1822TTX02738   2,500     S    Street   TITLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     HAVE
  14    Geodyne        STARLITE SAW TRAILER               137F101RC052413       500     S    Street   TITLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     HAVE
  15    Geodyne        FABRIC TRAILER                     1T9FC2731X1105075   1,500     S    Street   TITLE
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  16    Geodyne        GATWAY JOB TRAILER                 3360018               500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  17    Geodyne        Office Trailer                                           500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  18    Geodyne        OFFICE TRAILER                                           500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  19    Geodyne        OFFICE TRAILER                                           500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  20    Geodyne        OFFICE TRAILER                                           500     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     BANCBOSTON
  21    Geodyne        LEEBOY L250 TARPOT                 L25051023             750     S    Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     BANCBOSTON
  22    Geodyne        LEEBOY L250 TARPOT                 L25061166             750     S    Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck     SAFECO
  23    Geodyne        LEEBOY L250 TARPOT                 L250T1232             750     S    Street   LEASE 23
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      ZIONS
                                                                                             Beck     LEASE
  24    Geodyne        LEEBOY L250 TARPOT                 L250T1371             750     S    Street   21/6627
--------------------------------------------------------------------------------------------------------------------------
                       ROSCO MAXIMIZER II OIL                                                Beck     Safeco
  25    Geodyne  1998  DISTRIBUTOR TRK                    35584              50,000     S    Street   Lease 23
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      ZIONS
                                                                                                      LEASE
                                                                                                      2/6627
                       ASHROSS MOBILE UNLOADER                                               Beck     $400K
  26    Geodyne        1260C                              AR-126OC-110-00    200,000    S    Street   payoff
--------------------------------------------------------------------------------------------------------------------------
                       DOUBLE - WALL FUEL OIL                                                Beck
  27    Geodyne        TANK                                                  15,000     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  28    Geodyne        FUEL TANK                                              8,000     S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  29    Geodyne        FUEL TANK - DOUBLE WALL                               15,000     S    Street
--------------------------------------------------------------------------------------------------------------------------

  30    Geodyne        Misc. Inventory                                                  S    Street
--------------------------------------------------------------------------------------------------------------------------
                                                                                             Beck
  31    Geodyne        Misc. tools                                                      S    Street
--------------------------------------------------------------------------------------------------------------------------
  32    Geodyne        Petro Mahine                                                     S    Beck
                                                                                             Street
--------------------------------------------------------------------------------------------------------------------------
  33    Geodyne        Shop tools                                                       S    Beck
                                                                                             Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  34                   STORAGE CONTAINER                                      4,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  35                   STORAGE CONTAINER                                      3,500          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  36                   STORAGE CONTAINER                                      1,500          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  37              98   CASE 1840 SKIDSTEER                JAF0289597         13,000          Street
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  38                   CASE 1840 SKIDSTEER                JAF0285905         13,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  39                   CASE 1840 SKIDSTEER                JAF0285338         13,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  40                   CASE 1840 SKIDSTEER                JAF02849285        13,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  41                   CAT 950 B WHEEL LOADER             31R00615           26,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck     CIT
                                                                                             Street   Capital
                                                                                                      Lease
--------------------------------------------------------------------------------------------------------------------------
  42                   CAT 966 D WHEEL LOADER             99Y01379           38,000                   12549
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  43              93   CAT 980 F WHEEL LOADER             8CJ00813           135,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  44             92 ?  CAT 980 F WHEEL LOADER             8CJ00645           125,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  45              94   CAT 988 F WHEEL LOADER             N/A                200,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  46                   NEW HOLLAND SKIDSTEER              891406              8,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  47             1995  CAT 426 BACKHOE                    6KL01276           30,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne  1998                                                                   S    Beck
  48              ?    CAT 436 BACKHOE                    8TN0049            45,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  49                   TARGET WALKBEHIND SAW                                  1,200          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  50                   CAT 12G MOTOR GRADER               61M6145            32,000          Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  51              97   CAT 140H MOTOR GRADER              02ZK02110          130,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  52              97   CAT 140H MOTOR GRADER              02ZK02090          130,000         Street
--------------------------------------------------------------------------------------------------------------------------

                                       31

        Geodyne                                                                         S    Beck     BANCBOSTON
  53                   JOHN DEERE 570B GRADER               DW570BX545218       4,666        Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  54                   KOMATSU GD605 GRADER                 57014              30,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        LINKBELT LS2800                                                  S    Beck
  55                   ECAVATOR/BREAKER                     N/A                50,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  56                   PAVER LIGHTS                                               800        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        HIGH PRESSURE WASHER -                                           S    Beck
  57                   SHOP                                                     1,000        Street
--------------------------------------------------------------------------------------------------------------------------
  58    Geodyne        TELSMITH CRUSHER                     505M2602           760,000  S    Beck     BANCBOSTON
                       w/conveyors, van, screen                                              Street
                       plant, cone crusher, etc.                                                      LEASE
                       and accessories (as                                                            18-FALCON
                       listed on lease schedule)                                                      RIDGE
--------------------------------------------------------------------------------------------------------------------------
  60    Geodyne        TEXAS CRUSHER SYSTEMS                1999-027           110,000  S    Beck     BANC
                       MODEL 600 w/accessories                                               Street   ONE
                                                                                                      LEASING
                                                                                                      4 -
                                                                                                      FALCON
                                                                                                          RIDGE ?
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  61                   2 ea. CON VAULT FUEL TANKS                              10,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  62                   Belt for Asphalt Plan                                                 Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  63                   Chain for Asphalt Plant                                               Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        FEED BINS, SILOS, OIL                                            S    Beck
  64                   TANKS OFF OLD PLANT                  N/A                              Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  65                   LOADOUT SYSTEM (HOT PLANT)                                            Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  66                   NEW ASTEC ASPHALT PLANT              N/A                1,800,000     Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        NEW BURNER FOR ASPHALT                                           S    Beck
  67                   PLANT                                                                 Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        NEW INCLINE SCREEN FOR                                           S    Beck
  68                   ASPHALT PLANT                        N/A                12,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  69                   WASTE OIL SYSTEM/HOT PLANT                                            Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  70                   Water Tank                                                 500        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  71                   BIN TOP TRANSFER CONVEYOR            N/A                              Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        FALCON RIDGE CONVEYORS,                                          S    Beck
  72                   MISC.                                N/A                              Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  73                   MOVABLE CONVEYORS                    N/A                              Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        NEW CONVEYOR AT ASPHALT                                          S    Beck
  74                   PLANT                                                                 Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck     BANC
                                                                                             Street   ONE
                                                                                                      LEASING
                                                                                                      1 -
                       (2) RADIAL STACKERS AND              30100RS03001/ &                           FALCON
  75                   SPLITTER CHUTE                       3002               12,000                 RIDGE ?
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        3 - TRANSIT LASERS (SONIC                                        S    Beck
  76                   SYSTEMS)                                                15,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  77                   4 LASERS    (DID NOT SEE)                                4,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  78                   LASTER AND TOOLS                                         1,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        PAVER ACCESSORY - SONIC                                          S    Beck
  79                   SYSTEM                                                   5,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        BLAWKNOX PF-5510 PAVER                                           S    Beck     BANCBOSTON
  80                   w/accessories                        551019-28          90,000        Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------


        Geodyne                                                                         S    Beck     SAFECO
  81                   BLAWKNOX PF-5510 PAVER              551020-52          100,000        Street   LEASE 23
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        BLAWKNOX PF-5510 PAVER                                           S    Beck
  82                   (from Cox)                          551019-03          150,000        Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck     INSIDE
                                                                                             Street   SHOP -
                                                                                                      BANCBOSTON
  83                   LEEBOY 8500 PAVER                   1386LD             30,000                  LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                         S    Beck
  84                   PAVER ACCESSORY - SKI                                   1,500         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD-70DA                                           S    Beck     BANCBOSTON
  85                   COMPACTOR                           147113             30,000         Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND CR-32                                             S    Beck
  86                   COMPACTOR                           15738              28,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND CR-32                                             S    Beck     BANCBOSTON
  87                   COMPACTOR                           152670             25,000         Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND CR-32                                             S    Beck     SAFECO
  88                   COMPACTOR                           157039             35,000         Street   LEASE 24
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND DD-110                                            S    Beck     BANCBOSTON
  89                   COMPACTOR                           142679             18,000         Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND DD-32                                             S    Beck     BANCBOSTON
  90                   COMPACTOR                           153334             32,000         Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD-100DA                                          S    Beck     SAFECO
  91                   COMPACTOR                           154679             45,000         Street   LEASE 23
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD-70D  ?                                         S    Beck
  92                   COMPACTOR                           52445              25,000         Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD70-DA                                           S    Beck
  93                   COMPACTOR                           157664             45,000         Street
--------------------------------------------------------------------------------------------------------------------------


                                       32

--------------------------------------------------------------------------------------------------------------------------
       Geodyne        INGERSOLL RAND SD70-DA                                             S   Beck
  94                   COMPACTOR                             157415             45,000       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD70-DA                                            S   Beck     BANCBOSTON
  95                   COMPACTOR                             147301             30,000       Street   LEASE 22
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD70-DA                                            S   Beck     SAFECO
  96                   COMPACTOR                             158736             48,000       Street   LEASE
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        INGERSOLL RAND SD70-DA                                            S   Beck     SAFECO
  97                   COMPACTOR                             159216             52,000       Street   LEASE 24
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                          S   Beck
  98             1999  BARBER GREEN BG-650                   5HK66770           50,000       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        4 - COMPACTORS (PLATE                                             S   Beck
  99                   COMPACTORS)                                               2,400       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                          S   Beck
 100                   PLATE COMPACTOR                                             600       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                              Beck
 101                   PLATE COMPACTOR                                             600       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne        LOAD OUT SYSTEM -                                                     Beck
 102                   COMPUTER SOFTWARE                                                     Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                              Beck
 103                   NEC Phone System                                                      Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                              Beck
 104                   FORD FABRIC TRACTOR                   UT25479            10,000       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                                                              Beck
 106                   (2) High Pressure washers                                             Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                       GMC WATER TRUCK             list      TJV35V592234        2,000       Street                T-43
--------------------------------------------------------------------------------------------------------------------------
        Geodyne   89   FORD WATER TRUCK            Added to  1FDNK74P6KVA31366   2,000       Beck                  T-43a
                                                   list                                      Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  85   MACK WATER TRUCK            list      1M2V1778FM001191    2,000       Street                T-56
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  86   GMC WATER TRUCK             list                          2,000       Street                T-57
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  74   FORD WATER TRUCK            list      15682DCA18221       2,000       Street                T-71
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  82   MACK WATER TRUCK            list      1M2P137C1CA010611   2,000       Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                       1981 KENWORTH WATER TRUCK   list      1XKWDN9X5BS189235               Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  88   GMC PICKUP                  list      1FUPFDYB2WPA07702   2,000       Street                GP01
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  97   Ford Pickup                 list      1FTZF1722WKB43435               Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  93   Chevy one ton               list      1GBKC34N4PJ107343               Street
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  95   CHEVY PICKUP                list      1GBJC34F3SE157155  10,000       Street                T-38
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  96   CHEVY PICK UP               list      1GCDC1425RZ228611  12,000       Street                T-33
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  97   FORD F150 PICKUP            list      1FTEF17LOVKB89335  14,000       Street                T-54
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  97   FORD F150 PICKUP            list      1FTDF1723VKD36363  14,000       Street                T-50
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  99   FORD F150 PICKUP            list      1FTXF1724XKB60271  18,000       Street                T-60
--------------------------------------------------------------------------------------------------------------------------
        Geodyne                                    Added to                                  Beck
                  99   FORD F150 PICKUP            list      1FTZF1728XKB60273  18,000       Street                T-63
--------------------------------------------------------------------------------------------------------------------------
        Geodyne   99   FORD F150 PICKUP            Added to  1FTXF1723XKB60276  18,000       Beck                  T-64
                                                   list                                      Street
--------------------------------------------------------------------------------------------------------------------------

                           SCHEDULE 1.1(d) INVENTORIES

All inventories, including materials, spare parts, supplies, and other similar items listed on SCHEDULE 1.1(a) are incorporated herein by reference. In addition, inventories shall include all standard spare-part inventories and shop/office supplies located at the properties listed on Schedule A.

     SCHEDULE 1.1(e)(i) CONTRACTS TO BE TRANSFERRED TO AND ASSUMED BY PARSON

Those property leases to be transferred to Parson listed on Schedule 1.4(b)(i), those operational and capital leases listed on Schedule 2.1 and the following other contracts:

SITE 25C- N. VICTORY ROAD (18 ACRES- FALCON RIDGE QUARRY)

Partial assignment of the Royalty and Consulting Agreement dated as of February 18, 1998 by and among G. Elaine Rolfe, Kim V. Rolfe, Kerry D. Rolfe, Kurt E. Rolfe and Kelley L. Dawson and Rolfe Development, LLC as their assignee and Falcon Ridge Construction (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as to the 18 acres only).

Push and Blast Oral Agreement with Rolfes only to the extent of the following terms: (i) the Rolfes blast from the 30 acre parcel and push the blasted ore to the crusher; (ii) once the ore is crushed, the Rolfes are to be paid $0.85 a ton; and (iii) Parson assumes responsibility for payment with respect to ore that has been pushed and blasted but not crushed as of the Closing Date. Liability for all other terms and conditions of said oral agreement remain with Seller.

Billboard Lease Agreement dated February 22, 1994, by and between Reagan Outdoor Advertising ("Lessee") and Falcon Ridge Construction ("Lessor") (predecessor in interest to Geodyne Beck Rock Products, Inc.) (subject to the indemnity provisions in the Agreement).

SITE 32- 1730 BECK STREET

Salt Lake City Real Property License Agreement dated as of December 31, 1998 by and between Monroc, Inc. ("Licensor") and Eagle Precast Company ("Licensee").

Agreement for Service from Track of Railroad dated November 15, 1996, by and between Southern Pacific Railroad Company and the Denver and Rio Grande Western Railroad Company ("Landlord") and Monroc, Inc. ("Tenant").

SITE 90- LEHI

Agreement for Easement dated July 20, 2000, by and between RCA Family, L.C. and Eagle Valley Materials.

    SCHEDULE 1.1(e)(ii) CONTRACTS TO BE TRANSFERRED TO AND ASSUMED BY STAKER

Those property leases to be transferred to Staker listed on Schedule 1.4(b)(ii), those operational and capital leases listed on Schedule 2.1 and the following other contracts:

SITE 26- 1616 BECK STREET (FALCON RIDGE HOT PLANT)

Asphalt Bituminous Paving Material Agreement between Geodyne Beck Rock Products, Inc. ("Contractor") and Salt Lake City Corporation ("City") dated March 14, 2000, renewed through January 2, 2002 at the higher $19 per ton price.

                      SCHEDULE 1.1(l) OTHER ACQUIRED ASSETS

Those items listed on Schedule 1.1(a) are incorporated herein by reference.

                   SCHEDULE 1.1A BUYER PERMITTED ENCUMBRANCES

SITE:  Keigley Quarry

[1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3. Easements, claims of easements or encumbrances which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments and any other which a correct survey would disclose, and which are not shown by public records.

5. Unpatented mining claims; reservations exceptions patents or in Acts authorizing the issuance thereof, water rights, claims or title to water.

6. Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.

7. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires of record for value the estate or interest or mortgage thereon covered by this commitment.]

8. General property taxes for the year 2001 now a lien, not yet due. Tax ID No. 98-125-0161.

9. Terms and conditions of a mining location executed by Columbia Steel Company as shown on document recorded June 19, 1943, as Entry No. 6481 in Book 378 at Page 160 of Official Records.

10. Terms and conditions of a Pole Line Easement granted to Utah Power & Light Company, recorded July 27, 1943, as Entry No. 7868 in Book 377 at Page 551 of Official Records.

11. Terms and conditions of an Easement Conveyance to Utah County, recorded August 25, 1943, as Entry No. 9046 in Book 385 at Page 21 of Official Records.

12. Terms and conditions of an Easement granted to Geneva Steel Company, recorded May 9, 1951 as Entry No. 5253 in Book 550 at Page 500 of Official Records.

13. Terms and conditions of a Designation of Right of Way for the Strawberry High Line Canal, executed by the United States Department of the Interior recorded January 22, 1998 as Entry No. 6161 in Book 4.499 at Page 552 of Official Records.

14. Terms and conditions of Resolution No. 199447 of Utah County, recorded January 9, 1995, as Entry No. 1453 in Book 3601 at Page 137 of Official Records.

15. A right of way thereon for ditches and canals constructed by the authority of the United States.

[16. All leasing act minerals, and the right of the United States, its lessees, permittees, and licensees to enter upon the land, prospect for, drill, mine, treat, store and remove the same, and to sue so much of the surface of said land as may be necessary for such purposes, as reserved in Patent recorded as Entry No. 1834 in Book 1185 at Page 296 of Official Records. (Affects Columbia Placer 22, 26, 27, 28, 29, 30, 31 and 32)

17. The Patent grants are restricted in their exterior limits to the boundaries of mining premises, and to any veins or lode. of quartz or other rock in place bearing gold, silver, cinnabar, lead, tin, copper, or other valuable deposits, which may have been discovered subsequent to and which were not known to exist on dates recited on individual patents.

     Should any vein or lode of quartz or other rock in place bearing gold, silver cinnabar, lead, tin, copper or other valuable deposits, be claimed or know to exist within premises at said dated recited on individual patents, the same is expressly excepted and excluded from these presents.

     The premises shall be held subject to any vested and accrued water rights for mining, agricultural, manufacturing or ocher purposes, and rights to ditches and reservoirs used in connection with such water rights as may be recognized and acknowledged by the local laws, customs and decisions of the courts.

     That in the absence of necessary legislation by Congress, the Legislature of Utah may provide rules for working the mining claim or premises hereby granted, involving easements, drainage and other necessary means to the complete development thereof.]

18. Terms and conditions of a Special Exception executed by the Utah County Board of Adjustment, recorded September 15, 2000, as Entry No. 72710:2000 of Official Records.

19. Terms and conditions of a Special Exception executed by the Utah County Board of Adjustment, recorded September 14,2000, as Entry No. 72711:2000 of Official Records.

20. A Stipulation in the matter of Staker Paving & Construction Company, Inc.'s and Jack B. Parson Companies appeals to the Utah County Board of Adjustment for a special exception issued from Fourth Judicial District Court, Utah County, State of Utah, Civil Nos. 000402277 and 000402228, docketed January 10, 2001, in Utah County Clerk's Office and recorded January 10,2001, as Entry No. 2518:2001 of Official Records.

21. An Order in the matter of Stoker Paving & Construction Company, Inc.'s and Jack B. Parson Companies appeals to the Utah County Board of Adjustment for a special exception issued from Fourth Judicial District Court, Utah County, State of Utah, Civil Nos. 000402277 and 000402278, docketed January 19, 2002, in Utah County Clerk's Office and recorded January 23, 2001, as Entry No. 5670:2001 of Official Records.

22. Terms and conditions of a Special Exception executed by the Utah County Board of Adjustment, recorded February 13, 2001, as Entry No. 12135:2001 of Official Records.

SITE:  POINT OF THE MOUNTAIN (PACIFIC WEST PROPERTY)

[1. Taxes or assessments which are not shown as existing liens by the records of any taxing authority that levies taxes or assessments on real property or by the public records.

2. Any facts, rights, interests or claims which are not shown by the public records but which could be ascertained by an inspection of said land or by making inquiry of persons in possession thereof.

3. Easements, claims of easements or encumbrances which are not shown by the public records.

4. Discrepancies, conflicts in boundary lines, shortage in area, encroachments and any other facts which a correct survey would disclose, and which are not shown by public records.

5. Unpatented mining claims; reservations or exceptions in patents or in Acts authorizing the issuance thereat water rights, claims or title to water.

6. Any lien, or right to a lien, for services, labor or material theretofore or hereafter furnished, imposed by law and not shown by the public records.

7. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires of record for value the estate or interest or mortgage thereon covered by this commitment.]

8. General property taxes for the year 2001 now alien, not yet due. Tax ID No. 33-23-400-008-0000.

     2000 general property taxes were paid in the amount of $2,031.48. Tax ID. No. 33-23-400-0034002.

     2000 general property taxes were paid in the amount of $1,303.23. Tax ID. No. 33-24-300-003-0000.

     2000 general property taxes were paid in the amount of $3,645.31. Tax I.D. No. 58-01-0011.

9. (Affects that portion within Salt Lake County) Said land is included within the boundaries of Salt Lake County Sewerage Improvement District No. 1, and is subject to charges and assessments made thereby.

10. (Affects that portion within Salt Lake County) Said land is included within the incorporated city limits of Draper City, and is subject to charges and assessments made thereby.

11. (Affects that portion within Utah County) Said property is located within the boundaries of Lehi City and its service districts and is subject to charges and assessments levied thereunder.

[12. Lack of access to or from said property.]

13. An unrecorded Sand, Gravel and Associated Borrow Material Lease dated March 22, 1994 by and between Rock Springs Royalty Company, a Utah corporation, and Bolinder Companies, Inc., a Utah corporation, as disclosed by the following:

     Assignment of Lease by and between Union Pacific Land Resources Corporation and its affiliate Rock Springs Royalty Company, assignor and Pacific West Royalty, L.L.C., as assignee, recorded April 29, 1998 as Entry No. 6946259 in Book 7961 at Page 1881 of Official Records; and recorded in Utah County, April 29, 1998 as Entry No. 42040 in Book 4616 at Page 547.

14. A right of way for Telephone and Electric Transmission lines (the exact location of which is not disclosed) granted to the Telluride Power Company, a Colorado corporation by instrument recorded September 1, 1909 as Entry No. 4614 in Book 115 at Page 11 of Official Records.

15. Location of buildings and facilities and equipment used primarily in the operations at the site which are located on, over or beyond the perimeter property lines of the conveyed parcels.

                    SCHEDULE 1.1A(a) ACQUIRED BUYER'S ASSETS.

The assets that are primarily used in the Business, including, but not limited to, the items listed below (as well as all standard shop, lab and office equipment located at Keigley Quarry):


                     EQUIPMENT THAT STAYS AT KIEGLEY
    EQ #                       DESCRIPTION                           MODEL #                    SERIAL NUMBER
             KIEGLEY RAILCAR LOADOUT SYSTEM

   21001     40,000 LB SWITCHMASTER                               1000 40,000 LB      10321
   44042     CONTROL VAN FOR 91177
   91019     36"X 104' PIONEER RADIAL STACKER                                         36PFSC-227  MOD:PIONEER
   91029     89 30"X 125' RADIAL STACKER                                              2789-630-12-77  KIMBALL
   91030     SHOP MADE FEEDER/CONVEYOR
   91142     86 MARCO CONVEYOR                                         540            58140-1   MODD:P540
   91177     DRIVE-OVER FEEDER SHOP MADE                                              R/R LOADOUT KEIGLEY QUARRY
   91178     36"X40' CONVEYOR WITH 91177
   93022     KOLBERG 5'X10' SCREEN W/91177                           2D6010M          1665-60-10-79-2M

             KIEGLEY ROCK DUST OPERATION

   49031     SULLAIR STATIONARY AIR COMPRESSOR                       12-50-H          003-49664
   90004     RAYMOND ROTARY DRYING FURNACE                             N/A            N/A
   91172     24" X 100 FT CONVEYOR WITH FEEDER                         N/A            N/A
   91173     24" X 120 FT COVERED CONVEYOR                             N/A            N/A
   92013     RAYMOND VERTICAL ROTARY 60" MILL                          6058           45116
   92041     350 TON ELEVATED STORAGE BIN                          RAW PRODUCT        N/A
   94042     250 TON ELEVATED STORAGE BIN                           DUST ROCK         N/A
   96035     70 FT X 10 FT DOUGLAS TRUCK SCALE                 STATIONARY 120,000 #   N/A
   97030     98 BMT 4,000 GAL. DIESEL TANK                             6058           8203
   98008     RAY JET DUST COLLECTOR SYSTEM                        8MC-15 72 BAGS      N/A
   98009     MICRO PULSE AIR DUST COLLECTOR                          49S-8-ZC         76081H1
   99045     76 ST. REGIS BAGGING MACHINE                             770FF           762030
   99046     76 ST. REGIS BAGGING MACHINE                             770FF           762031

             KIEGLEY QUARRY EXISTING CRUSHER AND EQUIPMENT

             ALLIS CHALMERS JAW CRUSHER  200HP                      48" X 42"         3251 WITH 48" X 120" PAN FEEDER
             TRAYLOR BULLDOG 60" CRUSHER                                              39163
   91169     30 " X 350 FT PRIMARY CONVEYOR                        30" X 350 FT       N/A
   91170     30" X 244 FT SECONDARY CONVEYOR                       30" X 244 FT       N/A
   91171     24" X 80 FT INCLINE CONVEYOR                                                        24" X 80 FT
   49029     INGERSOLL STATIONARY AIR COMPRESSOR                       XRE            BE1154-5
   49039     INGERSOLL STATIONARY AIR COMPRESSOR                       XRE            BE 3738-9
   50011     MILLER SHOP WELDER                                  GOLD STAR 500SS      JA394803
   50032     LINCOLN SHOP WELDER -DC                                 SAE-400          A-572316
   50033     LINCOLN SHOP WELDER -DC                                 SAE-400          N/A
   67001     56 P&H 1400 ELECTRIC SHOVEL  4.5 C.Y.                     1400           19460
   67002     59 P&H 1400 ELECTRIC SHOVEL  4.5 C.Y.                     1400           21970
             57 P&H 1400 ELECTRIC SHOVEL  4.5 C.Y.                     1400           20620  ( INOPERABLE )
   68005     79 WHITE 6000#  FORKLIFT                                  FL-1           665-91707


                                       43

   68007     YALE 6000#  FORKLIFT                                   RGP51AT-60        5414051
   94040     175 TON ELEVATED STORAGE BIN                              N/A            N/A
   97031     BMT 1,000 GAL. GASOLINE TANK AND PUMP                    1,000           7325
   97032     BMT 10,000 GAL. DIESEL TANK AND PUMP                     10,000          8204
             68 BUCYRUS ERIE 40 R ROTARY DRILL                         40R            130210
             64 ELECTRIC POWER SUBSTATION 100KVA                       N/A            N/A
             18,000 GAL. WATER STORAGE TANK                            N/A            N/A
             27 TON AMMONIA NITRATE STORAGE TANK                       N/A            N/A

             ADDITIONAL KEIGLEY QUARRY EXISTING EQUIPMENT:

   19003     81 CAT 769B 35 TON HAUL TRUCK                            769-B           99F7091
   19004     81 CAT 769B 35 TON HAUL TRUCK                            769-B           99F7109
   19005     72 DART D2330 35 TON HAUL TRUCK                          D2330           72140
             72 DART D2330 35 TON HAUL TRUCK  - INOPERABLE            D2330           72139
             66 WABCO 30 TON HAUL TRUCK            -
             INOPERABLE                                               30 TON          CF8314
             66 WABCO 30 TON HAUL TRUCK            -
             INOPERABLE                                               30 TON          CF8798
             DROTT CRUSAIR RUBBER TIRED BACKHOE - INOPERABLE        CRUZAIR 40        N/A
             GARDNER-DENVER PORTABLE AIR COMPRESSOR                  MBQ4013          211416
   16005     83 FORD F700 BOOM LIFT TRUCK                              F700           1FDXF0H5DVA30501
   16009     79 CHEV C-50 WELDER TRUCK                                 C-50           C15DA9V183481
   20009     79 CHEV C-70 LUBE AND OIL TRUCK
   50031     MILLER BIG 40 WELDER ON WELDING TRUCK                    BIG 40          HK242888
   24025     81 INTERNATIONAL 3,800 GAL. WATER TRUCK                   2574           1HTZPKCR4GHA19628


                       SCHEDULE 1.1A(d) BUYER INVENTORIES

Inventories as defined on Schedule 5.14 as well as all standard spare-part inventories and shop/office supplies located at Keigley Quarry.

     SCHEDULE 1.1A(e) CONTRACTS TO BE TRANSFERRED TO AND ASSUMED BY SELLERS

WESTERN:


Dolomite Supply Agreement between Oldcastle, Inc. and Geneva Steel Company dated October 20, 1999.

MONROC:


The property lease described on Schedule 1.4(c).

Water Purchase Agreement dated May 28, 1999 by and between the Salt Lake County Water Conservancy and Staker Paving and Construction Company Inc.

                  SCHEDULE 1.1A(k) OTHER ACQUIRED BUYER ASSETS

Those items listed on Schedule 1.1A(a) are incorporated herein by reference.

                          SCHEDULE 1.2 EXCLUDED ASSETS

1. Geodyne Transportation Division. SEE ATTACHED LIST OF TRAILERS, TRUCKS, PICK-UPS AND TACK-TRUCKS.

2. All licensing and miscellaneous dispatch computers and all computer software and hardware other than the batch computers at the ready mix locations.

3. Command data dispatch system located at Draper in connection with the server, application software and licensing for trucks Sellers retain.

4. The original books and records relating to the Acquired Assets and the Seller's purchase and sales activities prior to the Closing Date.

5.   Those assets on the attached list.

6.   Those items listed on SCHEDULE 4.3.3.

Attachment to Schedule 1.2 - Excluded Assets

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Geodyne Beck Rock Products, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Truck List
-----------------------------------------------------------------------------------------------------------------------------------
                                                            As of 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
Sys#      Acq Date   Asset#       Description                                   Site        Serial #
-----------------------------------------------------------------------------------------------------------------------------------
155       4/1/99     BART         1998 Ford F 150 Pickup                        GEO         1FTRX18L3WK014047
-----------------------------------------------------------------------------------------------------------------------------------
158                  Comp         (2) New computers w/color printers            GEO
-----------------------------------------------------------------------------------------------------------------------------------
194                  comp         Computer                                      GEO
-----------------------------------------------------------------------------------------------------------------------------------
161                  COMP1        Gateway computer for Don Hart                 GEO
-----------------------------------------------------------------------------------------------------------------------------------
91                   CP01         Computer                                      GEO
-----------------------------------------------------------------------------------------------------------------------------------
127                  CP02         P.C. Innovations                              GEO
-----------------------------------------------------------------------------------------------------------------------------------
146                  CP05         Niche Bidding Software                        GEO
-----------------------------------------------------------------------------------------------------------------------------------
231       4/1/98     E-14         Load King trailer                             BECK        6703
-----------------------------------------------------------------------------------------------------------------------------------
82        2/21/98    GF12         1970 Ford Fuel Truck                          GEO         C61CVJ22801
-----------------------------------------------------------------------------------------------------------------------------------
376       4/1/00     GO15         1993 CHEVY SERVICE TRUCK                      GEO         1GBKC34N4PJ107343
-----------------------------------------------------------------------------------------------------------------------------------
79        2/21/98    GO18         1971 White T-81 Tractor                       X           CA213HP054691
-----------------------------------------------------------------------------------------------------------------------------------
1         2/21/98    GO21         1979 Mack Dump Truck                          GEO         RS686LS47407
-----------------------------------------------------------------------------------------------------------------------------------
3         2/21/98    GO24         1980 Mack Dump Truck                          GEO         RS686LST55511
-----------------------------------------------------------------------------------------------------------------------------------
96        2/21/98    GO26         1979 Mack Dump Truck                          GEO         RS686LST47288
-----------------------------------------------------------------------------------------------------------------------------------
          2/21/98    GO28         1977 Mack Dump Truck                          GEO         RS686LST34285
-----------------------------------------------------------------------------------------------------------------------------------
7         2/21/98    GO31         1984 Mack Dump Truck                          GEO         1M2T157C5EM001597
-----------------------------------------------------------------------------------------------------------------------------------
97        2/21/98    GO32         1984 Mack Dump Truck                          X           1M2T157C1EM001595
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO373        1998 Peterbilt 378 Dumptruck                  GEO         1NPFLBOX4WD442512
-----------------------------------------------------------------------------------------------------------------------------------
9         2/21/98    GO41         1985 Mack Dump Truck                          GEO         1M2T157C4FM002449
-----------------------------------------------------------------------------------------------------------------------------------
10        2/21/98    GO42         1985 Mack Dump Truck                          X           1M2T157COFM002450
-----------------------------------------------------------------------------------------------------------------------------------
11        2/21/98    GO43         1982 Mack Dump Truck                          GEO         1N2T148C70M001476
-----------------------------------------------------------------------------------------------------------------------------------
12        2/21/98    GO44         1984 Mack Dump Truck                          GEO         1M2R131C7EM001110
-----------------------------------------------------------------------------------------------------------------------------------
13        2/21/98    GO45         1985 Mack Dump Truck                          GEO         1M2B130C8FA001381
-----------------------------------------------------------------------------------------------------------------------------------
14        2/21/98    GO46         1991 Mack Dump Truck                          GEO         1M2P267C9MM011200
-----------------------------------------------------------------------------------------------------------------------------------
17        2/21/98    GO50         1993 Mack Tractor                             GEO         1M2AA14Y4PW024698
-----------------------------------------------------------------------------------------------------------------------------------
19        2/21/98    GO53         1987 Kenworth Tractor                         GEO         1XKWDB3X8H5348272
-----------------------------------------------------------------------------------------------------------------------------------
21        2/21/98    GO55         1988 Peterbilt Tractor                        GEO         1XPAD29X1JD298122
-----------------------------------------------------------------------------------------------------------------------------------
22        2/21/98    GO56         1988 Peterbilt Tractor                        X           1XPAD29X1JD258122
-----------------------------------------------------------------------------------------------------------------------------------
23        2/21/98    GO57         1988 Peterbilt Tractor                        GEO         1XPAD29X1JD258136
-----------------------------------------------------------------------------------------------------------------------------------
98        6/1/99     GO58         1992 Mack Dump Truck (PROC)                   GEO         1M2P267C4NM013048
-----------------------------------------------------------------------------------------------------------------------------------
99        6/1/99     GO59         1992 Mack Dump Truck (PROC)                   GEO         1M2P267C6NM013049
-----------------------------------------------------------------------------------------------------------------------------------
100       6/1/99     GO60         1992 Mack Dump Truck (PROC)                   GEO         1M2P267C2NM013050
-----------------------------------------------------------------------------------------------------------------------------------
101       6/1/99     GO61         1992 Mack Dump Truck (PROC)                   GEO         1M2P267C4NM013051
-----------------------------------------------------------------------------------------------------------------------------------
103       2/21/98    GO63         1988 Peterbilt Tractor                        GEO         1XP5DB9X6JD252480
-----------------------------------------------------------------------------------------------------------------------------------
28        2/21/98    GO64         1991 Kenworth Tractor                         GEO         1XKAD69X4MS561795
-----------------------------------------------------------------------------------------------------------------------------------
29        2/21/98    GO65         1993 International Tractor                    GEO         2HSFHCCR6PC066710
-----------------------------------------------------------------------------------------------------------------------------------
30        2/21/98    GO66         1993 International Tractor                    GEO         2HSFHCCR6PC066707
-----------------------------------------------------------------------------------------------------------------------------------
31        2/21/98    GO68         1993 International Tractor                    GEO         2HSFHCCR8PC066725
-----------------------------------------------------------------------------------------------------------------------------------
32        2/21/98    GO69         1993 International Tractor                    GEO         2HSFHCCR9PC066734
-----------------------------------------------------------------------------------------------------------------------------------
33        2/21/98    GO70         1995 Kenworth Tractor                         GEO         1XKADR9X3SJ652433
-----------------------------------------------------------------------------------------------------------------------------------
34        2/21/98    GO71         1995 Kenworth Tractor                         GEO         1XKADR9X3SJ652434
-----------------------------------------------------------------------------------------------------------------------------------
104       2/21/98    GO72         1997KT                                        GEO         1XKAD29XXVJ738656
-----------------------------------------------------------------------------------------------------------------------------------
105       2/21/98    GO74         1997 Peterbilt Dump Truck                     GEO         1NPFL60X2WN443319
-----------------------------------------------------------------------------------------------------------------------------------
106       2/21/98    GO75         1997 Peterbilt Dump Truck                     GEO         1NPFL60X0WN443318
-----------------------------------------------------------------------------------------------------------------------------------
131       1/1/00     GO76         1998 International Tractor                    GEO         2HSFHAER5WC041927
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO77         1998 Peterbilt 378 Tractor                    GEO         1NPFLBOXXWD442515
-----------------------------------------------------------------------------------------------------------------------------------

                                       49


-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO78         1998 Peterbilt 378 Tractor                    GEO         1NPFLBOX1WD442516
------------------------------------------------------------------------------------------------------------------------------------
          Lease      GO79         1998 Peterbilt 378 Tractor                    GEO         1NPFLBOX4WD460055
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO80         1998 Peterbilt 378 Tractor                    GEO         ANPFLB9X5WD460064
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO81         1999 Kenworth T800B                           GEO         1XKDDB9X6X4796314
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO82         1999 Kenworth T800B                           GEO         1XKDDB9X8XR796315
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO83         1999 Kenworth T800B                           GEO         1XKDDB9XXXR796316
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO84         1999 Kenworth T800B                           GEO         1XKDDB9X1XR796317
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO85         1999 Kenworth T800B                           GEO         1XKDDB9X3XR796318
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO86         1998 Freightliner                             GEO         1FUPFDYB9WPA07700
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO87         1998 Freightliner                             GEO         1FUPFDYB2WPA07702
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO87         1998 Freightliner                             GEO         1FUPFDYB4WPA07703
-----------------------------------------------------------------------------------------------------------------------------------
          Lease      GO88         1998 Freightliner                             GEO         1FUPFDYB6WPA07704
-----------------------------------------------------------------------------------------------------------------------------------
198       12/31/99   GP07         Clare's Pickup                                GEO
-----------------------------------------------------------------------------------------------------------------------------------
83        2/21/98    GP10         1982 Chevrolet Service Truck                  GEO         1GCE24H2CJ144964
-----------------------------------------------------------------------------------------------------------------------------------
85        2/21/98    GP13         1976 Chevrolet Fuel Truck                     GEO         CTE666V147459
-----------------------------------------------------------------------------------------------------------------------------------
84        2/21/98    GP14         1987 Dodge Service Truck                      GEO         1B6MD3457HS400669
-----------------------------------------------------------------------------------------------------------------------------------
141       12/29/98   GP971        1997 Ford Crew Cab                            GEO         1FTGW26GXVEC75094
-----------------------------------------------------------------------------------------------------------------------------------
112       2/21/98    GT305        1996 Ranco Dolly                              GEO         1R9SP1500TL008875
-----------------------------------------------------------------------------------------------------------------------------------
113       2/21/98    GT306        1996 Ranco Dolly                              GEO         1R9SP1505TL008015
-----------------------------------------------------------------------------------------------------------------------------------
35        2/21/98    GT550        1973 Fruehauf Tank Trailer                    GEO         UNR471906
-----------------------------------------------------------------------------------------------------------------------------------
6         2/21/98    GT551        1980 Williamson Pup Trailer                   GEO         66221
-----------------------------------------------------------------------------------------------------------------------------------
37        2/21/98    GT552        1980 Williamson Pup Trailer                   GEO         66223
-----------------------------------------------------------------------------------------------------------------------------------
8         2/21/98    GT553        1980 Williamson Pup Trailer                   GEO         66572
-----------------------------------------------------------------------------------------------------------------------------------
39        2/21/98    GT554        1980 Williamson Pup Trailer                   GEO         66255
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Geodyne Beck Rock Products, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Truck List
------------------------------------------------------------------------------------------------------------------------------------
                                                            As of 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
Sys#      Acq Date   Asset#       Description                                   Site        Serial #
----      --------   ------       -----------                                   ----        --------
------------------------------------------------------------------------------------------------------------------------------------
NI40      2/21/98    GT555        1981 Williamson Pup Trailer                   GEO         1W94E2527BS004016
------------------------------------------------------------------------------------------------------------------------------------
41        2/21/98    GT556        1981 Williamson Pup Trailer                   GEO         1W94E2527BS004017
------------------------------------------------------------------------------------------------------------------------------------
42        2/21/98    GT557        1981 Williamson Pup Trailer                   GEO         1W94E2527BS004018
------------------------------------------------------------------------------------------------------------------------------------
43        2/21/98    GT558        1988 Clement Pup Trailer                      GEO         1C9DD13C4JM110295
------------------------------------------------------------------------------------------------------------------------------------
44        2/21/98    GT559        1988 Clement Pup Trailer                      GEO         1C9DD15C8JM110359
------------------------------------------------------------------------------------------------------------------------------------
45        2/21/98    GT560        1984 Williamson Pup Trailer                   GEO         1W94E2522ES004089
------------------------------------------------------------------------------------------------------------------------------------
46        2/21/98    GT561        1984 Williamson Pup Trailer                   GEO         1W94E2522ES004090
------------------------------------------------------------------------------------------------------------------------------------
121       2/21/98    GT5619       1997 Polar Tank Trailer                       GEO         1PMA14327V1018420
------------------------------------------------------------------------------------------------------------------------------------
47        2/21/98    GT562        1984 Williamson Pup Trailer                   GEO         1W94E2522ES004091
------------------------------------------------------------------------------------------------------------------------------------
129       1/1/00     GT5622       1997 Polar Tank Trailer                       GEO         1PMA12943V1018847
------------------------------------------------------------------------------------------------------------------------------------
137       5/26/98    GT5624       1980 Westmark Tank Trlr                       GEO         85501
------------------------------------------------------------------------------------------------------------------------------------
48        2/21/98    GT563        1984 Williamson Pup Trailer                   GEO         1W94E2528ES004093
------------------------------------------------------------------------------------------------------------------------------------
49        2/21/98    GT564        1984 Williamson Pup Trailer                   GEO         1W94E252XS004094
------------------------------------------------------------------------------------------------------------------------------------
50        2/21/98    GT567        1978 Williamson Pup Trailer                   GEO         64008
------------------------------------------------------------------------------------------------------------------------------------
51        2/21/98    GT571        1978 Ravens End Dump                          GEO         781323-781324
------------------------------------------------------------------------------------------------------------------------------------
52        2/21/98    GT574        1993 Harris Belly Dump Trailer                GEO         1K9BS4225PU011031
------------------------------------------------------------------------------------------------------------------------------------
53        2/21/98    GT575        1993 Harris Belly Dump Pup                    GEO         1K9BS2342PU011041
------------------------------------------------------------------------------------------------------------------------------------
54        2/21/98    GT576        1993 Harris Belly Dump Trailer                GEO         1K9BS4226PU011037
------------------------------------------------------------------------------------------------------------------------------------
55        2/21/98    GT577        1993 Harris Belly Dump Pup                    GEO         1K9BS2342PU011038
------------------------------------------------------------------------------------------------------------------------------------
56        2/21/98    GT579        1993 Harris Belly Dump Trailer                GEO         1K9BS4224PU011036
------------------------------------------------------------------------------------------------------------------------------------
57        2/21/98    GT580        1993 Harris Belly Dump Pup                    GEO         1K9BS2344PU011039
------------------------------------------------------------------------------------------------------------------------------------
58        2/21/98    GT581        1988 Polar Tank Trailer                       GEO         1PMA14327J1009470
------------------------------------------------------------------------------------------------------------------------------------
59        2/21/98    GT583        1978 Beall Tank Trailer                       GEO         STN23478
------------------------------------------------------------------------------------------------------------------------------------
60        2/21/98    GT584        1980 Beall Tank Pup Trailer                   GEO         TT12123
------------------------------------------------------------------------------------------------------------------------------------
61        2/21/98    GT585        1977 Beall Tank Trailer                       GEO         D76402103
------------------------------------------------------------------------------------------------------------------------------------
62        2/21/98    GT589        1988 Polar Tank Trailer                       GEO         1PMA14325J1009239
------------------------------------------------------------------------------------------------------------------------------------
63        2/21/98    GT590        1987 Westmark Tank Pup Trailer                GEO         16WTE32E7HC118615
------------------------------------------------------------------------------------------------------------------------------------
64        2/21/98    GT591        1984 Fruehauf Tank Trailer                    GEO         1H4TO452XEL009209
------------------------------------------------------------------------------------------------------------------------------------
65        2/21/98    GT592        1984 Westmark Tank Pup Trailer                GEO         16WTA32G9EC114462
------------------------------------------------------------------------------------------------------------------------------------
66        2/21/98    GT593        1984 Fruehauf Tank Trailer                    GEO         1H4TO4526EL009210
------------------------------------------------------------------------------------------------------------------------------------
67        2/21/98    GT595        Redriver Live Bottom Trailer                  GEO         1R9LB4439G1051001
------------------------------------------------------------------------------------------------------------------------------------
68        2/21/98    GT596        1996 Ranco Belly Dump Trailer                 GEO         1R9BSB60XTL008806
------------------------------------------------------------------------------------------------------------------------------------
69        2/21/98    GT597        1996 Ranco Belly Dump Trailer                 GEO         1R98SB603TL008873
------------------------------------------------------------------------------------------------------------------------------------
70        2/21/98    GT598        1996 Ranco Belly Dump Trailer                 GEO         1R9BSB601TL008872
------------------------------------------------------------------------------------------------------------------------------------
71        2/21/98    GT599        1996 Ranco Belly Dump Trailer                 GEO         1R9BSB605TL008874
------------------------------------------------------------------------------------------------------------------------------------
72        2/21/98    GT600        1996 Polar Tank Trailer                       GEO         1PMA14328T1017807
------------------------------------------------------------------------------------------------------------------------------------
73        2/21/98    GT601        1996 Polar Tank Pup Trailer                   GEO         1PMA12428T1017809
------------------------------------------------------------------------------------------------------------------------------------
74        2/21/98    GT602        1996 Polar Tank Trailer                       GEO         1PMA1432XT1017808
------------------------------------------------------------------------------------------------------------------------------------
75        2/21/98    GT603        1996 Polar Tank Pup Trailer                   GEO         1PMA12424T1017810
------------------------------------------------------------------------------------------------------------------------------------
76        2/21/98    GT604        1996 Flowboy Pup Trailer                      GEO         1H9PT3942TN101019
------------------------------------------------------------------------------------------------------------------------------------
77        2/21/98    GT605        1996 Flowboy Pup Trailer                      GEO         1H9PT3942TN101020
------------------------------------------------------------------------------------------------------------------------------------
78        2/21/98    GT606        1996 Flowboy Pup Trailer                      GEO         1H9PT3942TN101021
------------------------------------------------------------------------------------------------------------------------------------
107       2/21/98    GT607        1997 Flowboy Pup Trailer                      GEO         1H9PT3948VN101013
------------------------------------------------------------------------------------------------------------------------------------
108       2/21/98    GT608        1997 Flowboy Pup Trailer                      GEO         1H9PT3948VN101014
------------------------------------------------------------------------------------------------------------------------------------
109       2/21/98    GT609        1997 Flowboy Pup Trailer                      GEO         1H9PT3948VN101015
------------------------------------------------------------------------------------------------------------------------------------
110       2/21/98    GT610        1997 Flowboy Pup Trailer                      GEO         1H9PT3948VN101016
------------------------------------------------------------------------------------------------------------------------------------
111       2/21/98    GT611        1997 Flowboy Pup Trailer                      GEO         1H9PT3948VN101017
------------------------------------------------------------------------------------------------------------------------------------
114       2/21/98    GT612        1981 Beall Tank Pup Trailer                   GEO         1BN1T2124BP131670
------------------------------------------------------------------------------------------------------------------------------------
115       2/21/98    GT613        1981 Beall Tank Pup Trailer                   GEO         1BN1T2124BP131671
------------------------------------------------------------------------------------------------------------------------------------
116       2/21/98    GT614        1977 Timte Tank Trailer                       GEO         D77054103
------------------------------------------------------------------------------------------------------------------------------------
                                       51

------------------------------------------------------------------------------------------------------------------------------------
117       2/21/98    GT615        1983 Fruehauf Tank Trailer                    GEO         1H4TO4123DL011422
------------------------------------------------------------------------------------------------------------------------------------
118       2/21/98    GT616        1986 Trailmaster Tank Pup Trailer             GEO         1T9CB13D1EF002009
------------------------------------------------------------------------------------------------------------------------------------
119       2/21/98    GT617        1997 Polar Tank Trailer                       GEO         1PMA14326V1018425
------------------------------------------------------------------------------------------------------------------------------------
120       2/21/98    GT618        1997 Specn Tank Pup Trailer                   GEO         UTT18032
------------------------------------------------------------------------------------------------------------------------------------
122       2/21/98    GT6620       1997 Polar Tank Pup Trailer                   GEO         1PMA13137W1019123
------------------------------------------------------------------------------------------------------------------------------------
123       2/21/98    GT6621       1997 Tank Pup Trailer                         GEO         1PMA13139W1019124
------------------------------------------------------------------------------------------------------------------------------------
130       1/1/00     GT6623       1997 Polar Tank Pup  Trailer                  GEO         1PMA14031V1018846
------------------------------------------------------------------------------------------------------------------------------------
          Lease      GT7000       1998 Clement Trailer                          GEO         1C9DD18D5VM110717
------------------------------------------------------------------------------------------------------------------------------------
138       2/21/98    GW08         1974 Int'l Water Truck                        GEO         10672DHA11595
------------------------------------------------------------------------------------------------------------------------------------
81        2/21/98    GW09         1977 Mack Water Truck                         GEO         RL686LST33510
------------------------------------------------------------------------------------------------------------------------------------
                                  Truck shop parts & supplies                   GEO
------------------------------------------------------------------------------------------------------------------------------------
186                  Jack         Jack                                          GEO
------------------------------------------------------------------------------------------------------------------------------------
156       4/1/99     JONF         1998 Ford F150 Pickup                         GEO         1FTRX18L2WK007817
------------------------------------------------------------------------------------------------------------------------------------
                     JSATHER      1999 Ford F250 Crew Cab                       GEO         1FTRX18L2WK007817
------------------------------------------------------------------------------------------------------------------------------------
125                  OF03         Radio Equipment                               GEO
------------------------------------------------------------------------------------------------------------------------------------
126                  OF04         Toshiba Copier                                GEO
------------------------------------------------------------------------------------------------------------------------------------
132                  OF05         Minolta 4050 Copier                           GEO
------------------------------------------------------------------------------------------------------------------------------------
145       2/22/99    OF06         NEC Phone System                              GEO
------------------------------------------------------------------------------------------------------------------------------------
147                  OF07         10 Desks w/return                             GEO
------------------------------------------------------------------------------------------------------------------------------------
152                  OF08         Conference Table                              GEO
------------------------------------------------------------------------------------------------------------------------------------











                                       52

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Geodyne Beck Rock Products, Inc.
------------------------------------------------------------------------------------------------------------------------------------
                                                             Truck List
------------------------------------------------------------------------------------------------------------------------------------
                                                            As of 2/28/01
------------------------------------------------------------------------------------------------------------------------------------
Sys#      Acq Date   Asset#       Description                                   Site        Serial #
----      --------   ------       -----------                                   ----        --------
------------------------------------------------------------------------------------------------------------------------------------
159                  OF09         New Cherry desk w/matching table              GEO
------------------------------------------------------------------------------------------------------------------------------------
317                  OF10         Time Clock w/trade-in                         GEO
------------------------------------------------------------------------------------------------------------------------------------
167                  OF10         (2) Timeclocks                                GEO
------------------------------------------------------------------------------------------------------------------------------------
187                  Radio        2 Handheld Radios                             GEO
------------------------------------------------------------------------------------------------------------------------------------
191                  Radio        2 Handheld Radios                             GEO
------------------------------------------------------------------------------------------------------------------------------------
154       4/30/99    RONC         1999 Ford F353 Supercab Pickup                GEO         1FTSX31F2XEC79201
------------------------------------------------------------------------------------------------------------------------------------
214                  S-1          High Pressure Washer                          GEO
------------------------------------------------------------------------------------------------------------------------------------
386                  SH05         Clutch Handler                                GEO
------------------------------------------------------------------------------------------------------------------------------------
177                  Shop         Power Washer                                  GEO
------------------------------------------------------------------------------------------------------------------------------------
223       4/1/98     T-23         1978 Kenworth dump truck                      BECK        163995S
------------------------------------------------------------------------------------------------------------------------------------
150       4/1/98     T-35         1995 International Dump Truck (BECK)          GEO         1HTGGAET0SH659108
------------------------------------------------------------------------------------------------------------------------------------
227       4/1/98     T-37         1995 Chevy pickup                             BECK        1GBJC34F7SE253337
------------------------------------------------------------------------------------------------------------------------------------
229       4/1/98     T-39         1996 CHEVY PICKUP                             BECK        1GBHC34FXTE229504
------------------------------------------------------------------------------------------------------------------------------------
149       4/1/98     T-41         1995 International Dump Truck (Beck)          GEO         2HTTGAST3SC029821
------------------------------------------------------------------------------------------------------------------------------------
30        4/1/98     T-44         97 Dodge pickup                               BECK        3B7KF23B2VM506251
------------------------------------------------------------------------------------------------------------------------------------
153       4/1/98     T-46         1997 International Dump Truck                 GEO         1HTGLAETOVH483645
------------------------------------------------------------------------------------------------------------------------------------
151       4/1/98     T-47         1997 International Dump Truck (Beck)          GEO         1HTGLAET9VH483644
------------------------------------------------------------------------------------------------------------------------------------
242       6/12/98    T-53         Geodyne Mack                                  BECK        RS686LS55512
------------------------------------------------------------------------------------------------------------------------------------
277       12/1/98    T-54A        Tool Box                                      BECK
------------------------------------------------------------------------------------------------------------------------------------
264       4/23/99    T-59         1999 Ford F-150 Pickup                        BECK        1FTZF1721XKB60275
------------------------------------------------------------------------------------------------------------------------------------
267       4/20/99    T-61         1999 Ford F150 Pickup                         BECK        1FTXF1722XKB60270
------------------------------------------------------------------------------------------------------------------------------------
265       4/20/99    T-62         1999 Ford F150 Pickup                         BECK        1FTXF172XXKB60274
------------------------------------------------------------------------------------------------------------------------------------
262       4/22/99    T-65         1995 Ford F800 Pickup                         BECK        1FDNF80C9SVA00867
------------------------------------------------------------------------------------------------------------------------------------
272       5/17/99    T-66         1999 Ford 350 Flatbed                         BECK        1FDWF36F8XEE37369
------------------------------------------------------------------------------------------------------------------------------------
282       10/1/99    T-67         FORD F350 MECHANICS TRUCK W/CRANE             BECK        1FDWF36F6XEE37368
------------------------------------------------------------------------------------------------------------------------------------
274       5/17/99    T-69         1999 Ford F250 Crew Cab                       BECK        1FTNW21F2XEE37370
------------------------------------------------------------------------------------------------------------------------------------
279       9/16/99    T-70         1988 FORD PICKUP                              BECK        1FTHF25M7JPA07786
------------------------------------------------------------------------------------------------------------------------------------
373       4/13/00    T-72         2000 FORD F350 PICKUP                         GEO         1FTSX31F8YEB46301
------------------------------------------------------------------------------------------------------------------------------------
375       4/1/00     T-73         1988 INT'L SERVICE TRUCK 1955                 BECK        1HSLRDBN5JH537069
------------------------------------------------------------------------------------------------------------------------------------
425       7/15/00    T-76         Distributor Truck                             BECK        1FDXF80C6WVA30326
------------------------------------------------------------------------------------------------------------------------------------
400       5/24/00    T-78         2000 Ford F250 Pickup                         BECK        3FTNX21F1YMA41049
------------------------------------------------------------------------------------------------------------------------------------
250       4/1/98                  1994 Transport Trailer                        BECK
------------------------------------------------------------------------------------------------------------------------------------
379       4/1/00                  1982 FORD F8000 FUEL & LUBE TRUCK             BECK        1FDYU8OU6CVA17171
------------------------------------------------------------------------------------------------------------------------------------
374       4/12/00                 2000 FORD F250 PICKUP                         GEO         3FTNW21F2YMA40754
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   (30) Tires/Rims                               GEO
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865114
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865115
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865116
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865117
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865118
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865119
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Kenworth T800B                           GEO         1NKDLB9X5XR865120
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Williamsen Trailers                      GEO         1W95E39FOXS002488
------------------------------------------------------------------------------------------------------------------------------------

          Lease                   1999 Williamsen Trailers                      GEO         1W95E39FOXS002489
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Williamsen Trailers                      GEO         1W95E39FOXS002490
------------------------------------------------------------------------------------------------------------------------------------











                                       53

------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Williamsen Trailers                      GEO         1W95E39FOXS002491
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1999 Williamsen Trailers                      GEO         1W95E39FOXS002492
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   2000 Polar Trailer                            GEO         1PMA12437Y1022788
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   2000 Kenworth T800                            GEO         1XKDDB9X9WR767028
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   2000 Kenworth T800                            GEO         1XKDDB9X9WR767031
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005327
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005328
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005329
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005330
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005331
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005332
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005333
------------------------------------------------------------------------------------------------------------------------------------
          Lease                   1998 Beall Bottom Dump Trailers               GEO         1BN2P3430WB005334
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  Computers, copier, faxes, furniture, etc.     BECK
------------------------------------------------------------------------------------------------------------------------------------
                                  Debbie's computer & accounting printer        BECK
------------------------------------------------------------------------------------------------------------------------------------
                                  HP 4000 Printer                               GEO
------------------------------------------------------------------------------------------------------------------------------------
                                  IKON Cannon facsimile machine                 GEO
------------------------------------------------------------------------------------------------------------------------------------
                                  Traffic Control Equipment                     BECK
------------------------------------------------------------------------------------------------------------------------------------

                          SCHEDULE 1.2 EXCLUDED ASSETS

From        Year        Model or Description      Description            Serial #               Location    Noters/Comments
Monroc       90                 CHEV            Pickup w/Radio       1GCDK146LE249914             Gone          Gone
Monroc       90                 CHEV            Pickup w/Radio       2G1WL54T7L9181037            Gone          Gone
Monroc       89                 CHEV            Pickup w/Radio       2GCEC14H4K1217304            Gone          Gone
Monroc       97                DODGE            Pickup w/Radio       3R7HF16X5VS241936            Gone          Gone
Monroc       87                 FORD            Pickup w/Radio       1FDKF37L4HKA31854            Gone          Gone
Monroc       98                 FORD            Pickup w/Radio       1FDZZ96P8WVA28433            Boise         Mixer Truck Boise
Monroc       98                 FORD            Pickup w/Radio       1FDZZ96PXWVA29549            Boise         Mixer Truck Boise
Monroc       97                 FORD            Pickup w/Radio       1FMDU34C1VU91473             Gone          Gone
Monroc       97                 FORD            Pickup w/Radio       1FMDU35PXNZA09204            Gone          Gone
Monroc       98                 FORD            Pickup w/Radio       1HTTWAHT8WJ001645            Boise         Mixer Truck Boise
Monroc       86                 GMC             Pickup w/Radio       1G9TAJ066GA008005            Gone          Precast
Monroc       86                 GMC             Pickup w/Radio       1G9TAJ068GA008006            Gone          Precast
Monroc       84           Homemade Trailer      Trailer              WA78100247                   Gone          Precast
Monroc       82               KENWORTH          Tractor w/Radio      1M2V230C8CM001031            Gone          Precast
Monroc       90               KENWORTH          Tractor w/Radio      1XKBDE9XXLJ556815            Gone          Precast
Monroc       93               KENWORTH          Tractor w/Radio      1XKWD29XXCS31118             Gone          Precast
Monroc       78                 MACK            Tractor w/Radio      RL685LS26101                 Boise         Mixer Truck Boise
Monroc       60                 PEER            Trailer              602696                       Twin Falls
Monroc       67                 PNTW            Trailer              WA78100242                   Precast
Monroc       67                 PNTW            Trailer              WA78100245                   Precast
Monroc       78                 SPEC            Trailer              13242                        Precast


                                       55



Monroc       92          1992 CHEVROLET 4X4                          1GCFK24KONE103778            Gone          Sold
Monroc       95       1995 RAM 1995 DODGE RAM                        1B7HC16Y1SS102122            Boise         Boise
                             MODEL 1500
Monroc                   CAT. WHEEL LOADER                                                        Boise         Boise
Monroc                   AUTO CONTROL 2000                                                        Boise
Monroc                   AUTO CONTROL BATCH                                                       Gone
                       COMPUTER SERIES 2000,
                            MOIST EQUIP
Monroc                  AUTOTRACKING SYSTEM                                                       Boise
Monroc                    CURTIS 10 HP AIR                                                        Twin Falls
                        COMPRESSOR FOR BATCH
                               PLANT
Monroc                   DEEONESYS PURCHASE                                                       Gone          Gone
                       PERSONAL COMPUTER FOR
                               OFFICE
Monroc                 DEEONESYST DATA ENTRY                                                      Gone          Gone
                      PERSONAL COMPUTER SYSTEM

                      SCHEDULE 1.2A EXCLUDED BUYERS ASSETS

Buildings and ready-mix plant located at Keigley Quarry.

Shop at Point of the Mountain to be retained and used by Staker.

1985 Powell portable truck scales s/n 8100C10-S1

Unit 48009, Gelco Scale House Trailer

          SCHEDULE 1.4(b)(I) PROPERTY LEASES (TO BE ASSIGNED TO PARSON)

SITE 25A- 1080 N. VICTORY ROAD (FALCON RIDGE QUARRY)

Lease dated as of August 18, 2000, by and between Sinclair Oil Corporation (as landlord) and Geodyne Transport, Inc. (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as tenant).

SITE 177- TOOELE

Ordinary Sand and Gravel Permit between Western Aggregates, Inc. (as permittee) and the State of Utah School and Institutional Trust Lands Administration (as permitter) dated June 16, 2000.

         SCHEDULE 1.4(b)(II) PROPERTY LEASES (TO BE ASSIGNED TO STAKER)

SITE 26- 1616 NORTH BECK STREET (HOT PLANT)

Commercial Lease Agreement dated as of February 20, 1998, by and among A.C. Financial (as landlord), Geodyne Transport, Inc. (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as tenant) and Western Aggregates Holding Corp. (as guarantor).

           SCHEDULE 1.4(c) PROPERTY LEASES (TO BE ASSIGNED TO MONROC)

SITE 47- POINT OF THE MOUNTAIN

Sand, Gravel and Associated Borrow Material Lease dated April 1, 1998 by and between Pacific West Royalty, LLC (as Lessor) and Staker Paving and Construction Company, Inc. (as Lessee) (with a retained interest in shop and its continual use with Staker's ready mix operations). To be integrated and combined with Lease Agreement dated July 28, 1998 by and between Pacific West Royalty, LLC (as Lessor) and Jack B. Parson Companies (as Lessee) into "Combined Lease," and then transferred to Staker and Seller pursuant to Co-Occupancy Agreement.

Lease with Utah Department of Transportation (Landlord) and Staker Paving and Construction Company, Inc. (Tenant), dated March 5, 1997 (since assigned to Geneva Rock as Landlord). Lease purposes are for the stockpiling and storage of materials in connection with its operations at the Point of the Mountain.

                      SCHEDULE 1.4(d) ASSUMPTION AGREEMENTS

1. Assignment and Assumption of Commercial Lease Agreement dated as of February 20, 1998, by and among A.C. Financial (as landlord), Geodyne Transport, Inc. (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as tenant) and Western Aggregates Holding Corp. (as guarantor).

2. Assignment and Assumption of Lease dated as of August 18, 2000, by and between Sinclair Oil Corporation (as landlord) and Geodyne Transport, Inc. (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as tenant).

3. Assignment and Assumption of Ordinary Sand and Gravel Permit between Western Aggregates, Inc. (as permittee) and the State of Utah School and Institutional Trust Lands Administration (as permitter) dated June 16, 2000.

4. Assignment and Assumption of Salt Lake City Real Property License Agreement dated as of December 31, 1998 by and between Monroc, Inc. ("Licensor") and Eagle Precast Company ("Licensee").

5. Assignment and Assumption of Agreement for Service from Track of Railroad dated November 15, 1996, by and between Southern Pacific Railroad Company and the Denver and Rio Grande Western Railroad Company (as landlord) and Monroc, Inc. (as tenant).

6. Assignment and Assumption of Agreement for Easement dated July 20, 2000, by and between RCA Family, L.C. and Eagle Valley Materials.

7. Assignment and Assumption of Royalty and Consulting Agreement dated as of February 18, 1998 by and among G. Elaine Rolfe, Kim V. Rolfe, Kerry D. Rolfe, Kurt E. Rolfe and Kelley Dawson and Rolfe Development, LLC as their assignee and Falcon Ridge Construction (predecessor in interest to Geodyne Beck Rock Products, Inc.).

8. Assignment and Assumption of Asphalt Bituminous Paving Material Agreement between Geodyne Beck Rock Products, Inc. ("Contractor") and Salt Lake City Corporation ("City") dated March 14, 2000, renewed through January 2, 2002.

9. Assignment and Assumption Agreements necessary to transfer the capital and operating leases listed on the attachment to Schedule 2.1.

10. Assignment of Billboard Lease Agreement dated February 22, 1994, by and between Reagan Outdoor Advertising ("Lessee") and Falcon Ridge Construction ("Lessor") (predecessor in interest to Geodyne Beck Rock Products, Inc.) (subject to the indemnity provisions in the Agreement).

                  SCHEDULE 1.4(e) SELLER ASSUMPTION AGREEMENTS

Lease Agreement dated March 5, 1997 by and between Utah Department of Transportation (as Lessor) and Staker Paving and Construction Company Inc. (as Lessee)

Dolomite Supply Contract by and between Geneva Steel Company and Oldcastle dated October 20, 1999

Water Purchase Agreement dated May 28, 1999 by and between the Salt Lake County Water Conservancy and Staker Paving and Construction Company Inc.

Sand, Gravel and Associated Borrow Material Lease dated April 1, 1998 by and between Pacific West Royalty, LLC (as Lessor) and Staker Paving and Construction Company, Inc. (as Lessee) (with a retained interest in shop and its continual use with Staker's ready mix operations). To be integrated and combined with Lease Agreement dated July 28, 1998 by and between Pacific West Royalty, LLC (as Lessor) and Jack B. Parson Companies (as Lessee) into "Combined Lease," and then transferred to Staker and Seller pursuant to Co-Occupancy Agreement.

                          SCHEDULE 1.4(f) BILLS OF SALE

1.    Western  to Parson

2.    Monroc to Parson

3.    Geodyne to Staker

4.    Valley to Parson

5.    Eagle to Parson

                       SCHEDULE 1.4(g) BUYER BILLS OF SALE

1.       Staker to Monroc

    SCHEDULE 1.4(h) OWNED PROPERTY TO BE TRANSFERRED BY SPECIAL WARRANTY DEED

SITE 38- HEBER

Heber (ready mix plant)

SITE 44- PARK CITY

Park City (ready mix plant)

SITE 25B AND 25C- FALCON RIDGE QUARRY

1050 N. Victory Road (30 acres)
N. Victory Road (18 acres)

          SCHEDULE 1.4(i) PROPERTY TO BE LEASED FROM SELLERS TO BUYERS

SITE 32- 1730 BECK STREET

1730 Beck Street (limestone quarry, ready mix plant, shop, office, lab) (lease from Monroc to Parson)

SITE 47- POINT OF THE MOUNTAIN

Lease of parcel 1 (ready mix site) from Monroc to Parson.

        SCHEDULE 1.4(j) PROPERTY TO BE SUBJECT TO CO-OCCUPANCY AGREEMENT
                           BETWEEN BUYERS AND SELLERS

Keigley Quarry

Point of the Mountain

            SCHEDULE 1.4(l) PROPERTY TO BE USED BY TRI-STATE PURSUANT
                           TO AGREEMENTS WITH BUYERS


Tri-State Lab located at 1730 Beck Street - Office Building

Tri-State Lab at Park City Site - Trailer

           SCHEDULE 1.4(n) PROPERTY SUBJECT TO CO-OCCUPANCY AGREEMENT
                           BETWEEN SELLERS AND BUYERS

SITE 91- LELAND YARD

Leland Yard (co-occupancy and Seller continues to operate asphalt plant and main office, shop and gravel stock pile)

                    SCHEDULE 1.4(p) OTHER RELATED AGREEMENTS

In addition to the documents listed below, any documents or instruments executed and delivered at or in connection with the Closing by Buyers or Sellers or their respective affiliated entities:

1730 NORTH BECK STREET

     o  Memorandum of Lease Agreement between Monroc and Parson
     o  Termination of Lease Agreement by and among Monroc, Staker and Parson
     o  Memorandum of Tri-State Sublease

PARK CITY

     o  Quitclaim Deed

HEBER CITY

     o  Quitclaim Deed

FALCON RIDGE QUARRY

     o  Quitclaim Deed from Geodyne
     o  Quitclaim Deed from G. Elaine Rolfe, Kim V. Rolfe,  Kerry D. Rolfe, Kurt
        E. Rolfe and Kelly L. Dawson
     o  Waiver,  Consent,  Estoppel  and  Amendment by G. Elaine  Rolfe,  Kim V.
        Rolfe, Kerry D. Rolfe, Kurt E. Rolfe and Kelly L. Dawson, Rolfe Development LLC and Geodyne, in favor Parson

LEHI

     o Second Amendment to Purchase and Operating Agreement dated as of March 28, 2001 by and among Peck Rock and Products, LLC, Clay Peck, Cole Peck, Western and Parson (co-occupancy and Seller continues to operate the limestone quarry and asphalt plant)
     o Memorandum of Purchase and Operating Agreement by and among Peck Rock and Products LLC, Clay Peck and Cole Peck, Western and Parson
     o  Termination of License Agreement between Western and Eagle

1616 NORTH BECK STREET (HOT PLANT)

     o  Consent of State of Utah to Assignment of Asphalt Bituminous Agreement
     o Memorandum of Assignment and Assumption Agreement between Geodyne and Staker regarding AC Financial Lease
     o  Consent of AC Financial to Assignment of Commercial Lease

POINT OF THE MOUNTAIN

     o  Memorandum of Co-Occupancy Agreement
     o  Letter Agreement for Off-Site Building

     o Easement and License Agreement dated as of March 30, 2001 by and between Monroc and Parson
     o Agreement of Easement and Notice of Easement dated as of March 30, 2001 by and between Monroc and Parson
     o  Lease Agreement  between Staker and Monroc
     o  Memorandum of Lease between Staker and Monroc

SPANISH FORK (LELAND)

     o  Memorandum of Co-Occupancy Agreement between Valley and Parson
     o Specific Irrevocable Power of Attorney Coupled with an Interest by Valley in favor of Parson
     o Amendment to Real Estate Option Agreement between Valley, Brent R. Sumsion and Scott J. Sumsion

BACCHUS 2

     o  License Agreement by and between Monroc and Parson
     o  Memorandum of License Agreement by and between Monroc and Parson

KEIGLEY QUARRY

     o  Co-Occupant Consent by Staker
     o  Memorandum of Co-Occupancy Agreement between Staker and Western
     o Assignment and Assumption by and among Oldcastle and Staker, regarding the Dolomite Supply Agreement
     o Waiver, Consent, Estoppel and Amendment by Geneva Steel LLC and Staker in favor of Western

1080 NORTH VICTORY ROAD, SITE 25A (FALCON RIDGE QUARRY)

     o  Memorandum of Lease between  Geodyne and Parson  regarding  Sinclair Oil
        Lease
     o  Consent of Sinclair Oil to Assignment of Lease

TOOELE

     o  [NONE]

OTHER DOCUMENTS

     o  Aggregates Purchase and Sale Agreement, by and between Parson and Monroc
     o  Self Insurance Amendment, Fleet Capital Corporation (Bank of Boston)

                        SCHEDULE 2.1 ASSUMED LIABILITIES

    1. All property leases to be assigned to the Parson listed on Schedule 1.4(b)(i);

    2. All property leases to be assigned to the Staker listed on Schedule 1.4(b)(ii);

    3. All contracts to be assumed by Buyer listed on Schedule 1.1(e)(i);

    4. All contracts to be assumed by Buyer listed on Schedule 1.1(e)(ii);

    5. Those capital and operating leases on the attached list.

                        SCHEDULE 2.1 ASSUMED LIABILITIES

GEODYNE - OPERATING -LEASES

LESSOR                  VALUE             LEASE               EQUIPMENT TRANSFERRED
Banc Boston             $1,093,177        06/01/98            (a) One (1) Splitter Chute with Flop Gate
                                                              30"x100" Fleet/CIT 933-70 Portable Side
                                                              Fold Radial Stacker w/ 30 h.p. Drive
                                                              Hydraulic Raise and Travel

                                                              (b) One (1) new belt feeder 36"x 20', 20hp
                                                              tefc electric motor, 15yd hopper, used
                                                              single axle Chassis.

                                                              (c) One (1) new Telesmith 30x55 LP-PP-VGF
                                                              Plant S/N 505M2602 w/200hp drive, 54"x20"
                                                              vibrating feeder S/N 121 m5890, w/30x50 jaw
                                                              crusher S/N 222m8051 and Fold-down loader
                                                              hopper S/N7L03010004 VS2R

                                                              (d) Three (3) 30"x60' Stackable Conveyors

                                                              (e) Three (3) 36"x60' Stackable Conveyors

                                                              (f) Two (2) 36"x70' Stackable frame
                                                              Conveyors

                                                              (g) One (1) 36"x 15' Conveyor for feeding
                                                              finehead cone form screen plant

                                                              (h) One (1) 36 or 42x45 stackable conveyor
                                                              for taking material from finehead cone to
                                                              spitter chute

                                                              (i) One new JCI 1400 LS Cone Crusher S/N
                                                              98C01B1400LS

                                                              (j) 7x20 3-deck JCI screen S/N 97H08138

                                                              (k) Conveyor 48" side discharge conveyor

                                                              (l) One 1 new JCI 1400LS cone crusher S/N
                                                              98C01A1400LS

                                                              (m) One (1) portable twin screen plant w/2
                                                              new JCI 7'x20' 3-deck screens S/Ns 98H09A38
                                                              AND 98H01A38

                                                              (n) One (1) 36"x11' cross conveyor

                                                              (o) Four (4) 24"x 11' Cross Conveyors, 3
                                                              axle

                                                              (p) One (1) used Utility 45' Van w/switch
                                                              gear for crusher

LESSOR                  VALUE             LEASE               EQUIPMENT TRANSFERRED
Banc Boston #22         $609,729          01/04/96            One (1) New Blaw Knox Model 5510 Paver S/N
                                                              101928

                                                              One (1) Ingersoll Rand Model DD1100 Asphalt
                                                              Compactor S/N 142679

                                                              One (1) Ingersoll Rand Model SD70DA Asphalt
                                                              Compactor S/N 147113

                                                              One (1) Ingersoll Rand Model SD70DA
                                                              Asphalt Compactor S/N 147301

                                                              One (1) LeeBoy L-250 Tack Distributor S/N
                                                              L250T1166

                                                              One (1) LeeBoy L250 Tack Distributor S/N
                                                              L250T1023

                                                              One (1) New LeeBoy Model 8500 Low Deck

                                                              Asphalt Paver One (1) New Ingersoll Rand

                                                              Model CR32 Asphalt Paver S/N 152670

                                                              One (1) New Ingersoll Rand Model DD32
                                                              Asphalt Compactor S/N 153334

SafeCo                  $425,687                              (a) One (1) Blaw Knox Model PF5510 Asphalt
                                                              Paver S/N 003-0049 55102052 731-001

                                                              (b) One (1) Rosco Model Max-H II Maximizer
                                                              S/N 35584

                                                              (c)) One (1) Ly Moden L250T Lee Boy Track
                                                              S/N 0T1232

                                                              (d) One Laymor Model 8B Broom S/N 28154

                                                              (e) One (1) Ingersoll Rand Asphalt
                                                              Compactor S/N 154679

                                                              (f) One (1) 1999 Ford F-800 Service Truck
                                                              S/N 3FENF8014XMA13246

SafeCo                  $344,498          05/04/99            (a) Two (2) 1999 Ingersoll-Rand Single Drum
                                                              Compactors 099-0049 S/Ns 158736 & 158216
                                                              713-002

                                                              (b) One (1) 1999 Ingersoll-Rand CR32 Single
                                                              Drum Compactor S/N 157038

                                                              (c) One (1) 1999 Trail King Transport
                                                              Trailer S/N 1TK04831XM068300

                                                              (d) One (1) 1999 Kensworth Transport Truck
                                                              S/N 1XKWPBEX2XR836281

Zion's Credit           $4,857            05/11/98            One (1) Boy Model 250T Tack Distributor
                                                              with Honda 6627-8 Engine and Spray Bar S/N
                                                              250T-1371

                                                              One (1) AshRoss 1260C Mobile Unloading
Zion's Credit           $402,185          05/11/98            System S/N 6627-9 AR-1260C-100-00

LESSOR                  VALUE             LEASE               EQUIPMENT TRANSFERRED
Banc One                $118,002          04/12/00            One (1) Texas Crusher Systems Model 600
1001103126                                                    Auto balance impact crusher with (2) 300hp
                                                              electric motors S/N 1999-027, including
                                                              factory stand, soft starters, eriez magnet

Banc One                $73,364           04/21/00            (a) One (1) new 30"x 100' radial stacker,
1000103600                                                    pit portable, fixed height, power radial
                                                              1000-22.5 tires S/N30100RS03001

                                                              (b) One (1) new 30" x 100' radial stacker,
                                                              pit portable, fixed height, power radial
                                                              1000-22.5 tires S/N30120RS03002

                                                              (c) One (1) Pantleg splitter chute
                                                              w/adjustable flap gate

MONROC - OPERATING LEASES

LESSOR                  VALUE             LEASE DATE           EQUIPMENT TRANSFERRED
GE Capital              $727,622          03/01/95             Ten (10) 1996 Mack. Model FDM7133 Trucks Serial
5332491-001                                                    Numbers:

                                                               1S9C71338T1136614
                                                               1S9C7133XT1136615
                                                               1S9C71331T1136616
                                                               1S9C71333T1136617
                                                               1S9C71335T1136618
                                                               1S9C71337T1136619
                                                               1S9C71333T1136620
                                                               1S9C71335T1136621
                                                               1S9C71337T1136622
                                                               1S9C71339T1136623

GE Capital              $437,623          06/98                Four (4) Mack Mixer Trucks S/Ns

5332491-004                                                    1S9C1335W1136736
                                                               1S9C1334W1136744
                                                               1S9C1336W1136745
                                                               1S9C1338W1136746

SafeCo                  $1,218,768        07/16/98             Ten (10) 1998 Advance Model 71411 70axle mixer truck
099-0991398-012                                                S/Ns:

                                                               1A9TAC4S6W0007152
Schedule 13                                                    1A9TAC7M9W0007367
                                                               1A9TAC7M0W0007368
                                                               1A9TAC7M2W0007369
                                                               1A9TAC7M9W0007370
                                                               1A9TAC7M0W0007371
                                                               1A9TAC7M2W0007372
                                                               1A9TAC7M2W0007374
                                                               1A9TAC7M2W0007375
                                                               1A9TAC7M2W0007377

Concord                 $1,067,575        04/09/00             Eight (8) Advance Model 71411-200 Mixer Truck S/Ns:

7-51379-4                                                      1A9TAC7M8X0007863
                                                               1A9TAC7M3X0007883
                                                               1A9TAC7M7X0007885
                                                               1A9TAC7M2X0007888
                                                               1A9TAC7M4X0007889
                                                               1A9TAC7M6X0007960
                                                               1A9TAC7MXX0007959
                                                               1A9TAC7MXX0007962


                                       76

LESSOR                  VALUE             LEASE DATE           EQUIPMENT TRANSFERRED

Bank of America         $921,522          05/19/99             Seven (7) Front Dischg. Mixer Trucks S/Ns:
Leasing                                                        1A9TAC7M5X0007765
29877-00400-001                                                1A9TAC7M2X0007969
                                                               1A9TAC7M4X0007973
                                                               1A9TAC7M1X0007977
                                                               1A9TAC7M0X0007002
                                                               1A9TAC7M5X0007005
                                                               1A9TAC7M1X0007008

Banc One                $1,062,677        07/13/00             Seven (7) 2000 Advance Model 61411 Trucks SNs:

1000105063                                                     5DG8AU7TX0008043
                                                               5DG8AU7TI0008044
                                                               5DG8AU7T30008045
                                                               5DG8AU7T50008046
                                                               5DG8AU7T10008061
                                                               5DG8AU7T00008116
                                                               5DG8AU7T20008117

GE Capital              $706,956          07/27/99             Five Advance Mixer Trucks S/Ns:

4075677-004                                                    1A9TAC7MX0007024
                                                               1A9TAC7M70007028
                                                               1A9TAC7M70007016
                                                               1A9TAC7M70007012
                                                               1A9TAC7M70007020

VALLEY ASPHALT - OPERATING LEASES

LESSOR                VALUE            LEASE DATE          EQUIPMENT TO BE TRANSFERRED
SafeCo                $158,664                             Two(2) 1996 Oshkosh Mixer Trucks w/ Mixers S/Ns:

14063-003                                                  Trucks                                 Mixers
                                                           10T3ROSS0T1052952                      N920
                                                           10T3ROSS2T1052953                      N981

SafeCo                $501,486         05/28/97            Five (5) 1997 Oshkosh S-2146 Mixer Trucks w/ Mixers S/Ns:

003-0034063-006                                            Trucks                                 Mixers
                                                           10TMAWD2026VS063085                    N-1652
Schedule 007                                               10TMAWD2426VS063087                    N-1670
                                                           10TMAWD2626VS063088                    N-1666
                                                           10TMAWD2826VS063089                    N-1655
                                                           10TMAWD2426VS063090                    N-1668

SafeCo                $216,542         05/18/99            One (1) 1996 Oshkosh Mixer Truck S/N 10T3ROSSXT1052635

34063-012                                                  One (1) 1999 Oshkosh Mixer Truck S/N 10YMAWD26XS066088

Schedule 013

SafeCo                $153,758                             One (1) 2000 Oshkosh Truck w/ Mixer S/N:

34063-014                                                  Trucks                                 Mixers
                                                           10TRAWD10YS067137                      M1786
Schedule 015

SafeCo                $290,025         10/11/99            Two (2) 2000 Oshkosh Truck w/ Mixer S/N:

34063-013                                                  Trucks                                 Mixers
                                                           10TRAWD23XS067060                      M1746
Schedule 014                                               10TRAWD23YS067061                      M1743

EAGLE VALLEY - OPERATING LEASE

LESSOR                  VALUE            LEASE DATE           EQUIPMENT TO BE TRANSFERRED
Bank One                $336,689         06/28/00             Two (2) Oshkosh Mixers Serial #s

1000104424                                                    Trucks Mixers
                                                              10TRAAC20YS068902 M-2638
                                                              10TRAAC22YS068903

MONROC - CAPITAL LEASES

LESSOR                 ORIGINAL AMOUNT   LEASE DATE            EQUIPMENT TO BE TRANSFERRED
U.S. Bancorp           $156,032          02/06/96              One (1) complete reconditioned Noble Mobile 600
10878-004                                                      Concrete Batch Plant S/N 10878-004 8660R w/Ross Mixer
                                                               S/N 1200-43 and Auto Controller S/N 92-588

VALLEY ASPHALT - CAPITAL LEASES

LESSOR               ORIGINAL AMOUNT  LEASE DATE          EQUIPMENT TO BE TRANSFERRED
SafeCo               $323,548         05/06/96            Four (4) 1996 Oshkosh Mixer Trucks
34063-002                                                 S/Ns

                                                          Trucks                      Mixers
                                                          10T3ROSS1T1052944           N967
                                                          10T3ROSS3T1052945           N963
                                                          10T3ROSS5T1052946           N916
                                                          10T3ROSS7T1052947           N985

SafeCo               $84,505                              One (1) Oshkosh Model S-2146 Cement Truck
34063-004                                                 S/N Truck 10T3ROSS2T1053729 Mixer: M1150/LA5-3261

                     SCHEDULE 2.1A ASSUMED BUYER LIABILITIES

Maintenance and payments of mining and mineral claims and conditional use permits pursuant to the Co-Occupancy Agreement at the Keigley Quarry.

Dolomite Supply Contract by and between Geneva Steel Company and Oldcastle dated October 20, 1999.

Lease Agreement dated March 5, 1997 by and between Utah Department of Transportation (as Lessor) and Staker Paving and Construction Company Inc. (as Lessee).

Water Purchase Agreement dated May 28, 1999 by and between the Salt Lake County Water Conservancy and Staker Paving and Construction Company Inc.

                     SCHEDULE 3 ALLOCATION OF PURCHASE PRICE

The attached list is incorporated herein by reference.

US AGGREGATE PURCHASE PRICE ALLOCATION

Total Cash                                                                           *
Maximum debt to be assumed                                                           *
Total purchase price                                                                 *
Add:                                                                                 *
Oldcastle prepayment of BVD lease at Park City                                       *
Less:                                                                                *
         Deferred payment contingent on zoning for Falcon Ridge 18 acre parcel       *
         Assumed debt (capital and operating leases)                                 * to be finalized
Prepayments excluded from final transaction                                          *
Cash payment at closing                                                              *
Capital leases assumed                                                               *
Purchase price                                                                       *
Deferred payment for reserved constingent on zoning for Falcon Ridge 18 acre         *
parcel

Total proceeds                                                                       *


ASSET ALLOCATION BY COMPANY

                       Non-depletable   Goodwill     Reserves     Plant &       Mobile     Working        Total
                            land                                 Equipment    Equipment    Capital
MONROC, INC.                        *           *           *            *            *           *           *
GEODYNE BECK ROCK                   *           *           *            *            *           *           *
PRODUCTS, INC.

         30 acre                    *           *           *            *            *           *           *
         18 acre                    *           *           *            *            *           *           *
         Asphalt                    *           *           *            *            *           *           *

EAGLE VALLEY                        *           *           *            *            *           *           *
MATERIALS INC.

VALLEY ASPHALT, INC                 *           *           *            *            *           *           *
/ VALLEY MATERIALS, INC.

                       ------------------------------------------------------------------------------------------
 TOTAL                              *           *           *            *            *           *           *
                       ==========================================================================================
Geodyne Beck Rock                                           *
Products, Inc. -
contingent payment
for reserves
                       ------------------------------------------------------------------------------------------
 TOTAL                              *           *           *            *            *           *           *
                       ==========================================================================================

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                       SCHEDULE 4.3.1 FINANCIAL STATEMENTS

The following are attached to this Schedule 4.3.1:

     Monroc, Inc.: Beck Street Monthly Operating Analysis for the Periods ending December 2000 and 1999.

     Monroc, Inc.: Beck Street Monthly Operating Analysis for the Periods ending December 2000 and 1999 (Detail of Processed and Unprocessed Material).

     Monroc, Inc.: Park City and Heber City Monthly Operating Analysis for the Periods ending December 2000 and 1999.

     Monroc, Inc.: Point of the Mountain Monthly Operating Analysis for the Periods ending December 2000 and 1999.

     Monroc, Inc.: Point of the Mountain Monthly Operating Analysis for the Periods ending December 2000 and 1999 (Detail of Processed and Unprocessed Material).

     Monroc, Inc.: Audited Park City and Heber City Monthly Operating Analysis for the Periods ending December 1999 and 1998.

     Monroc, Inc.: Audited Point of the Mountain Monthly Operating Analysis for the Periods ending December 1999 and 1998.

     Monroc, Inc.: Audited Beck Street Monthly Operating Analysis for the Periods ending December 1999 and 1998.

     Geodyne Beck Rock Products, Inc.: Audited Monthly Operating Analysis for the Periods ending December 1999 and 1998.

     Monroc, Inc.: Audited Bacchus 2 Monthly Operating Analysis for the Periods ending December 1999 and 1998.

     Valley Asphalt, Inc.: Audited Leland Monthly Operating Analysis for the Periods ending December 1999 and 1998.

Attachment to Schedule 4.3.1 - Financial Statements

-------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
-------------------------------------------------------------------------------------------------------------------------
BECK STREET MONTHLY OPERATING ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
For the Periods Ended December 2000 and 1999
-------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                       YEAR-TO-DATE
-------------------------------------------------------------------------------------------------------------------------
                                    2000            1999             Budget        2000              1999        Budget
-------------------------------------------------------------------------------------------------------------------------
Aggregates
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                  13,497           36,388         39,500       566,725           577,437     768,134
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                    5,247           11,421          6,325       130,650           129,551     176,326
-------------------------------------------------------------------------------------------------------------------------
Total Volume                         18,744           47,809         45,825       697,375           706,998     944,482
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 5.91             5.43           6.34          5.24              5.44        6.00
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  5.25             4.86           5.25          5.33              5.19        5.25
-------------------------------------------------------------------------------------------------------------------------
  Cost/Ton                         (22.06)             2.66           3.53          2.51              2.70        3.02
-------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                            -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)            75,944          197,087        225,060     2,936,082         2,676,946   3,997,161
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             27,549           55,477         33,205       696,448           672,994     925,722
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                     499,171          125,784        111,902     1,905,960         1,684,755   2,426,230
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              300,504          623,004        935,339
-------------------------------------------------------------------------------------------------------------------------
   Volume Produced                    5,003           61,068         41,325       817,944           633,262     819,462
-------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                39.27             2.18              3          3.48              3.23        3.00
-------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)           (441,371)          141,610        121,550     (204,688)           408,177     312,335
-------------------------------------------------------------------------------------------------------------------------
Asphalt
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
Total Volume                              -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                               -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
-------------------------------------------------------------------------------------------------------------------------
Construction
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -                 -           -
   Subcontractors)
-------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Ready Mix
-------------------------------------------------------------------------------------------------------------------------
  Volume                             2,787            7,138          5,953        77,915            84,518     110,205
-------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $63.50            69.13         $62.26        $62.08             65.06      $60.95
-------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $71.99            61.13         $56.38        $55.73             56.41      $52.52
-------------------------------------------------------------------------------------------------------------------------
   Sales $                          176,961          493,444        370,634     4,837,145         5,498,367   6,716,922
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                    (23,686)           57,082         34,996       494,804           731,126     928,673
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Block
-------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
  Sales $                                 -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Transportation & Other
-------------------------------------------------------------------------------------------------------------------------
   Sales $                                                 -              -             -            44,115           -
-------------------------------------------------------------------------------------------------------------------------

   Gross Profit                                            -              -             -            32,450           -
-------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone Sand
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
-------------------------------------------------------------------------------------------------------------------------
PARK CITY HEBER CITY MONTHLY OPERATING ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
For the Periods Ended December 2000 and 1999
-------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
-------------------------------------------------------------------------------------------------------------------------
                                  2000            1999           Budget          2000            1999          Budget
-------------------------------------------------------------------------------------------------------------------------
Aggregates
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                       51              -           171             2,050           -
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
Total Volume                              -               51              -           171             2,050           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -            10.61              -         10.23              8.23           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                541              -         1,749            16,864           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                   -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                          541              -         1,749            16,854           -
-------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)                                     -              -
-------------------------------------------------------------------------------------------------------------------------
   Volume Produced                                         -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                                     -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)                                    -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Asphalt
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
Total Volume                              -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                               -                             -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                -                             -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                             -
-------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
-------------------------------------------------------------------------------------------------------------------------
Construction
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -                 -           -
   Subcontractors)
-------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Ready Mix
-------------------------------------------------------------------------------------------------------------------------
   Volume                             6,703            7,229          4,775       112,784           108,830     120,000
-------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $71.17            73.57         $74.50        $69.61             73.10      $74.00
-------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $78.97            78.63         $56.95        $58.93             56.31      $56.39
-------------------------------------------------------------------------------------------------------------------------
   Sales $                          477,039          531,829        355,738     7,850,544         7,955,205   8,879,428
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                    (52,313)         (36,568)         83,803     1,204,319         1,826,750   2,112,400
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Block
-------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Transportation & Other
-------------------------------------------------------------------------------------------------------------------------

   Sales $                                                 -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                            -              -             -                 -           -
-------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand
-------------------------------------------------------------------------------------------------------------------------

MONROC, INC.
-------------------------------------------------------------------------------------------------------------------------
BECK STREET MONTHLY OPERATING ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
For the Periods Ended December 2000 and 1999
-------------------------------------------------------------------------------------------------------------------------
Detail of Processed and Unprocessed Material
-------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                                     YEAR-TO-DATE
-------------------------------------------------------------------------------------------------------------------------
                                     2000            1999           Budget          2000           1999         Budget
-------------------------------------------------------------------------------------------------------------------------
Aggregate Processed Material
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                     12,699           36,246         35,000        557,749        478,500      643,134
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                       5,247           11,421          6,325        130,650        129,551      176,328
-------------------------------------------------------------------------------------------------------------------------
Total Volume                            17,946           47,667         41,325        688,399        608,051      819,462
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    5.91             5.43           6.34           5.24           5.44         6.00
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     5.25             4.86           5.25           5.33           5.19         5.25
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            (22.06)             2.66           3.53           2.51           2.70         3.02
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)               75,090          196,981        221,865      2,921,014      2,604,520    3,856,339
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                27,549           55,477         33,205        696,448        672,994      925,722
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                        498,469          125,704        109,382      1,892,648      1,635,322    2,304,159
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Aggregate Unprocessed Materials (Includes Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand)
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                        798              142          4,500          8,976         98,937      125,000
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                           -                -              -              -              -            -
-------------------------------------------------------------------------------------------------------------------------
Total Volume                               798              142          4,500          8,976         98,937      125,000
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    1.07             0.75           0.71           1.68           0.73         1.13
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                        -                -              -              -              -            -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               0.19             0.19           0.15           0.22           0.23         0.15
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                  854              107          3,195         15,068         72,427      140,821
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                    -              -            -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                            702               80          2,520         13,111         49,433      122,072
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
-------------------------------------------------------------------------------------------------------------------------
POINT OF THE MOUNTAIN MONTHLY OPERATING ANALYSIS
-------------------------------------------------------------------------------------------------------------------------
For the Periods Ended December 2000 and 1999
-------------------------------------------------------------------------------------------------------------------------
                                                  MONTH                                      YEAR-TO-DATE
-------------------------------------------------------------------------------------------------------------------------
                                  2000             1999            Budget           2000           1999         Budget
-------------------------------------------------------------------------------------------------------------------------
Aggregates
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                  47,984           56,019           66,255     1,366,346        2,436,356  2,000,000
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                   14,827           16,200           17,192       300,291          302,730    453,697
-------------------------------------------------------------------------------------------------------------------------
Total Volume                         62,811           72,219           83,447     1,666,537        2,739,086  2,453,697
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 4.38             9.00             5.21          4.57             4.54       5.10
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  5.39             3.61             5.25          5.50             5.69       5.25
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            1.37             3.58             0.68          2.06             1.87       2.08
-------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                            -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)           209,373          457,699          276,725     5,973,545        5,012,452  8,152,194
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             79,952           58,450           90,258     1,650,328        1,723,843  2,381,903
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                     203,594          276,915          318,817     4,336,842        4,517,656  6,390,684
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              332,230          543,745          840,664
-------------------------------------------------------------------------------------------------------------------------
   Volume Produced                   67,675           87,634           73,592     1,678,065        1,242,581  1,949,460
-------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                 4.29             2.97             2.50          2.27             4.99       2.30
-------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)            (91,142)         (70,354)           67,787     (211,513)        (108,059)    296,919
-------------------------------------------------------------------------------------------------------------------------
Asphalt
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                       -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
Total Volume                              -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                                 -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                  -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                           -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -                -
   (tons)
-------------------------------------------------------------------------------------------------------------------------
Construction
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                        -                -          -
   Subcontractors)
-------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                                 -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                           -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit %                                                                         -                -          -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Ready Mix
-------------------------------------------------------------------------------------------------------------------------
   Volume                             4,472            2,896            9,970        71,819           69,620    138,560
-------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $61.23            64.89           $58.43        $58.39            60.62     $56.33
-------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $58.71            60.50           $52.80        $53.89            53.05     $51.29
-------------------------------------------------------------------------------------------------------------------------
   Sales $                          273,808          187,931          582,594     4,193,358        4,220,636  7,804,445
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      11,235           12,728           56,216       323,026          527,031    697,912
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Block
-------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Transportation & Other
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Sales $                                                 -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                            -                -             -                -          -
-------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone Sand
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
--------------------------------------------------------------------------------------------------------------------------
POINT OF THE  MOUNTAIN MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended December 2000 and 1999
--------------------------------------------------------------------------------------------------------------------------
Detail of Processed and Unprocessed Material
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                    MONTH                                     YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                     2000            1999           Budget          2000           1999         Budget
--------------------------------------------------------------------------------------------------------------------------
Aggregate Processed Material
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                     47,704           50,402         50,000      1,290,937        833,494    1,500,000
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                      14,827           16,200         17,192        300,291        302,730      453,697
--------------------------------------------------------------------------------------------------------------------------
Total Volume                            62,531           66,602         67,192      1,591,228      1,136,224    1,953,697
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    4.38             9.00           5.21           4.57           4.64         5.10
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     5.39             3.61           5.25           5.50           5.69         5.25
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               1.37             3.58           0.68           2.06           1.87         2.08
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)              208,869          453,486        260,470      5,904,374      3,870,784    7,652,194
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                79,952           56,450         90,258      1,650,328      1,723,843    2,381,903
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                        203,143          273,769        305,000      4,278,867      3,473,396    5,965,685
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Aggregate Unprocessed Materials (Includes Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand)
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                        280            5,617         16,255         75,409      1,602,862      500,000
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                           -                -              -              -              -            -
--------------------------------------------------------------------------------------------------------------------------
Total Volume                               280            5,617         16,255         75,409      1,602,862      500,000
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    1.80             0.75           1.00           0.92           0.71         1.00
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                        -                -              -              -              -            -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               0.19             0.19           0.15           0.16           0.06         0.15
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                  504            4,213         16,255         69,171      1,141,668      500,000
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                    -              -            -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                            451            3,146         13,817         56,975      1,044,260      425,000
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED PARK CITY HEBER CITY MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended Dec 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
Versus 1998 pro-forma
--------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999          1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                      51              132            260         2,050          1,479          1,965
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                                                                      -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                10.61            13.50          15.00          8.23          15.50          15.57
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
  Cost/Ton                               -            13.50           2.73             -             26           1.70
-------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)               541            1,782          3,900        16,864         22,927         30,589
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                         541                           3,347        16,864         19,153         27,250
-------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)
-------------------------------------------------------------------------------------------------------------------------
   Volume Produced                                                                      -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton
-------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)                                                                 -         15,031              -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Asphalt
-------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                 -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                  -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
-------------------------------------------------------------------------------------------------------------------------
Construction
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -              -              -
   Subcontractors)
-------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
-------------------------------------------------------------------------------------------------------------------------
Ready Mix
-------------------------------------------------------------------------------------------------------------------------
   Volume                             7,229            5,393          5,000       108,830         73,594        132,873
-------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $73.57            77.56         $73.92        $73.10          74.18         $73.85
-------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $78.63            64.31         $53.50        $56.31          57.94         $54.51
-------------------------------------------------------------------------------------------------------------------------
   Sales $                          531,829          418,259        369,610     7,955,205      5,459,151      9,812,205
-------------------------------------------------------------------------------------------------------------------------
   Gross Profit                    (36,568)           71,455        102,091     1,826,750      1,195,466      2,569,061
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Block
-------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -              -              -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                                                              -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -              -              -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------- ----
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone Sand
------------------------------------------------------------------------------------------------------------------- ----

--------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED POINT OF THE MOUNTAIN MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended Dec 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
Versus 1998 pro-forma
--------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999          1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                  56,019          243,461        233,600     2,436,356      7,392,396      4,104,381
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                   15,200           31,460         11,920       302,730        297,987        355,550
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 9.00           (6.50)           4.66          4.64           3.88           4.71
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  3.61             7.19           5.29          5.69           4.47           5.25
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            3.58            13.42           1.85          1.87           2.40           1.77
--------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                            -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)           457,599           17,591        433,220     5,012,452      6,932,839      6,800,552
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             58,450          226,205         53,000     1,723,843      1,332,741      1,867,830
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                     275,915        (450,436)        337,747     4,517,656      5,063,598      6,137,629
--------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              543,745          651,805      1,187,974
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
   Volume Produced                   87,634           67,473         57,520     1,242,581      1,048,443      1,479,622
--------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                 2.97                -              -          2.20              -              -
--------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)            (70,354)           92,206       (22,758)     (108,059)        469,704        536,169
--------------------------------------------------------------------------------------------------------------------------
Asphalt
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                               -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -              -              -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Construction
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -              -              -
   Subcontractors)
--------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
--------------------------------------------------------------------------------------------------------------------------
Ready Mix
--------------------------------------------------------------------------------------------------------------------------
   Volume                             2,896            2,807          3,500        69,620         53,978        128,112
--------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $64.89            58.05         $59.00        $60.62          57.63         $58.90
--------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $60.50            73.94         $49.14        $53.05          55.21         $49.40
--------------------------------------------------------------------------------------------------------------------------
   Sales $                          187,931          162,940        206,500     4,220,636      3,110,810      7,545,603
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      12,728         (44,605)         34,494       527,031        130,578      1,217,083
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Block
--------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                                                              -        558,314              -
--------------------------------------------------------------------------------------------------------------------------

   Gross Profit                                                                         -         22,111              -
--------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED BECK STREET MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended Dec 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
Versus 1998 pro-forma
--------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999            1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                  36,388           18,132         35,000       577,437           560,459     714,888
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                   11,421            4,343          5,200       129,551            24,482     143,708
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 5.43             9.54           4.08          5.44              5.22        5.42
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  4.86             4.75           5.25          5.19              4.75        5.25
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            2.66            19.83           3.04          2.70              5.01        2.83
--------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                            -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)           197,087          125,432        125,500     2,676,946         1,279,877   3,392,178
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             55,477           20,627         27,300       672,994           116,284     754,467
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                     125,784        (189,592)         45,732     1,684,755           215,802   1,992,172
--------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              623,004          363,577        272,005
--------------------------------------------------------------------------------------------------------------------------
   Volume Produced                   81,068           22,161         45,200       633,262           210,978     746,921
--------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                 2.18                -              -          2.79                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)             141,610           98,537         26,272       259,427           247,287    (91,571)
--------------------------------------------------------------------------------------------------------------------------
Asphalt
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                               -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                                                -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
--------------------------------------------------------------------------------------------------------------------------
Construction
-------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -                 -           -
   Subcontractors)
--------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ready Mix
--------------------------------------------------------------------------------------------------------------------------
   Volume                             7,138            6,355          3,500        84,518            87,705      98,588
--------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $69.13            60.93         $60.00        $65.06             58.46      $60.86
--------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $61.13            48.26         $51.22        $56.41             50.31      $52.24
--------------------------------------------------------------------------------------------------------------------------
   Sales $                          493,444          387,185        210,000     5,498,367         5,126,955   6,000,475
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      57,082           80,506         30,740       731,126           714,335     850,467
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Block
--------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -           13,905          3,000        44,115            94,948      42,169
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                        4,192          1,870        32,450            30,475      24,933
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
GEODYNE BECK ROCK PRODUCTS, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended DecEMBER 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
                                                MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999          1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                  19,258           38,383         15,000       457,139        475,487        449,145
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                   13,813                -         30,000       455,521              -        440,286
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 3.77             3.96           4.35          4.16           3.81           4.09
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  2.83          #DIV/0!           2.65          2.99        #DIV/0!           2.80
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            2.83             1.22           2.65          2.59           2.25           2.59
--------------------------------------------------------------------------------------------------------------------------
  Royalty/Ton                            -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)            72,657          152,024         65,250     1,547,611      1,962,305      1,744,144
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             39,058                -         79,500     1,361,860              -      1,231,216
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      18,032          105,064         25,650       849,275        843,182        752,091
--------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              456,386          551,360        247,869
--------------------------------------------------------------------------------------------------------------------------
   Volume Produced                   79,966           39,910         80,000       680,869        620,396        781,803
--------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                 2.30             3.72           2.16          2.40           2.63           2.75
--------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)             185,268           58,250         92,633      (95,473)        418,131        303,991
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Asphalt
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                   2,024            7,288          1,000        65,723        231,655         89,144
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                    1,574                -          4,000       294,711              -        332,185
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                16.57            14.14          17.00         17.36          15.78          17.57
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                 11.46          #DIV/0!          10.66         11.32        #DIV/0!          10.91
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                           11.46             6.77          10.66         11.36          10.76          10.98
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)            33,538          103,055         17,000     1,140,991      3,656,535      1,565,974
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             18,038                -         42,640     3,337,440              -      3,625,124
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      10,327           53,696          6,350       384,678      1,163,472        563,844
--------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt               175,332          113,148              -
   (tons)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Construction
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                   67,385          135,955        186,160     8,132,860      5,277,227      7,107,811
   Subcontractors)
--------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $           162,342           14,117        122,140     4,235,441        455,114      4,888,440
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      67,033         (18,534)        133,600     3,733,923        848,392      4,121,402
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit %                     29.2%           -12.4%          43.3%         30.2%          14.8%          34.4%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ready Mix
--------------------------------------------------------------------------------------------------------------------------
   Volume
--------------------------------------------------------------------------------------------------------------------------
   Price/Yard
--------------------------------------------------------------------------------------------------------------------------
   Cost/Yard
--------------------------------------------------------------------------------------------------------------------------
   Sales $
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Block
--------------------------------------------------------------------------------------------------------------------------
   Volume
--------------------------------------------------------------------------------------------------------------------------
   Price/Block
--------------------------------------------------------------------------------------------------------------------------
   Cost/Block
--------------------------------------------------------------------------------------------------------------------------
   Sales $
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                           67,809          190,548         75,000     4,026,918      3,334,595      3,664,310
--------------------------------------------------------------------------------------------------------------------------


   Gross Profit                      23,913           96,537         26,250     1,358,431      1,267,788      1,379,435
--------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
MONROC, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED BACCHUS #2 MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended Dec 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
Versus 1998 pro-forma
--------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999            1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                  12,500         3,726                 -     260,000
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                                                    5,600         6,562                 -      36,800
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -           5.10          3.39                 -        5.07
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -           5.25          5.25                 -        5.25
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -           3.23          2.62                 -        3.24
--------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                         0.28                -              -          0.28                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                            63,750        12,616                 -   1,317,900
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)                                             29,400        34,450                 -     193,200
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                       3,386                          34,625        20,074                 -     548,780
--------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)              325,040          358,376        963,602
--------------------------------------------------------------------------------------------------------------------------
   Volume Produced                                                   38,100        18,581           188,806     397,000
--------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                    -                -              -          4.60                 -
--------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)                   -                -         91,208      (33,336)           358,376     605,226
--------------------------------------------------------------------------------------------------------------------------
Asphalt
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                                                                     -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                        -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                    -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                     -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                               -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)                                                               -                 -           -
--------------------------------------------------------------------------------------------------------------------------
  Sales $ (inside only)                                                                -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt                     -                -              -
   (tons)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Construction
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                                                                      -                 -           -
   Subcontractors)
--------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $                                                               -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                                                                         -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit %
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ready Mix
--------------------------------------------------------------------------------------------------------------------------
   Volume                                                             3,500         5,263                 -      28,020
--------------------------------------------------------------------------------------------------------------------------
   Price/Yard                             -                -          61.00         57.95                         61.20
--------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                              -                -          47.26         61.55                 -       46.36
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                         213,500       304,984                 -   1,714,824
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                    (16,987)                          48,100      (18,956)                 -     415,947
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Block
--------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Price/Block                            -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Cost/Block                             -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -                 -           -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                                                              -                 -           -
--------------------------------------------------------------------------------------------------------------------------

   Gross Profit                                                                         -                 -           -
------------------------------------------------------------------------------------------------------------ -----------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
VALLEY ASPHALT, INC.
--------------------------------------------------------------------------------------------------------------------------
AUDITED LELAND MONTHLY OPERATING ANALYSIS
--------------------------------------------------------------------------------------------------------------------------
For the Periods Ended Dec 1999 and 1998
--------------------------------------------------------------------------------------------------------------------------
Versus 1998 pro-forma
--------------------------------------------------------------------------------------------------------------------------
                                                 MONTH                                      YEAR-TO-DATE
--------------------------------------------------------------------------------------------------------------------------
                                  1999            1998          Forecast         1999          1998         Forecast
--------------------------------------------------------------------------------------------------------------------------
Aggregates
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                   2,599           12,952          1,000        73,892         66,188         67,106
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                   10,619            2,524          6,000       521,717        484,423        478,321
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                 7.62             4.06           4.18          4.52           4.93           3.81
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                  5.89             4.02           4.18          4.54           4.38           4.39
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                            5.89          (16.98)           3.96          4.45           3.86           4.12
--------------------------------------------------------------------------------------------------------------------------
   Royalty/Ton                           $-                -             $-             -             $-             $-
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)            18,339           52,256          3,586       334,339        316,229        268,332
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             62,568            2,334         25,078     2,314,366      2,060,553      2,045,345
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                       4,020          268,927          1,842        42,676        311,719        103,027
--------------------------------------------------------------------------------------------------------------------------
   Inventory Value ($)            1,580,180        1,091,843      1,002,757
--------------------------------------------------------------------------------------------------------------------------
   Volume Produced                        -           11,128         68,588       219,220        427,472        237,717
--------------------------------------------------------------------------------------------------------------------------
   Production Cost/Ton                 5.90             7.92           5.90          5.90           7.92           5.90
--------------------------------------------------------------------------------------------------------------------------
   Inventory Change ($)              26,737          250,816        254,861       297,252        564,606
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Asphalt
--------------------------------------------------------------------------------------------------------------------------
   Volume (outside)                   1,337              663            500        24,466         30,842         36,341
--------------------------------------------------------------------------------------------------------------------------
   Volume (inside)                    1,988            7,323          4,217       334,745        324,870        336,865
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (outside)                25.01            24.81          24.94         26.60          24.89          26.16
--------------------------------------------------------------------------------------------------------------------------
   Price/Ton (inside)                 12.65            14.36          12.65         13.13          12.38          13.25
--------------------------------------------------------------------------------------------------------------------------
   Cost/Ton                           12.65            17.38          12.65         13.15          12.67          13.24
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (outside only)            33,445           16,446         12,470       650,786        767,593        689,106
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (inside only)             25,140          105,188         53,345     4,396,340      4,022,956      4,463,904
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      16,527         (17,142)          6,145       323,793        282,511        344,673
--------------------------------------------------------------------------------------------------------------------------
   Backlog of Asphalt               178,942          123,400         68,537
   (tons)
--------------------------------------------------------------------------------------------------------------------------
Construction
--------------------------------------------------------------------------------------------------------------------------
   Sales $ (Net of                   79,804          713,440        140,581    11,844,014    -11,756,645     11,755,297
   Subcontractors)
--------------------------------------------------------------------------------------------------------------------------
   Subcontractors Sales $            85,612           10,099              -     2,629,921        684,615      1,211,699
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      47,054         (68,917)         37,062     3,639,263      2,617,745      3,438,200
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit %                     28.4%            -9.5%          26.4%         25.1%          21.0%          26.5%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Ready Mix
--------------------------------------------------------------------------------------------------------------------------
   Volume                             4,978            6,191          3,000       102,731         83,266         90,759
--------------------------------------------------------------------------------------------------------------------------
   Price/Yard                        $57.93           $63.16          61.00        $60.64         $59.63          60.27
--------------------------------------------------------------------------------------------------------------------------
   Cost/Yard                         $50.72           $43.81          47.50        $46,18         $46.71          46.56
-------------------------------------------------------------------------------------------------------------------------
   Sales $                          288,385          391,029        183,000     6,229,509      4,964,944      5,470,078
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                      35,919          119,809         40,500     1,485,055      1,075,978      1,244,019
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Block
--------------------------------------------------------------------------------------------------------------------------
   Volume                                 -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Price/Block                      #DIV/0!          #DIV/0!        #DIV/0!       #DIV/0!        #DIV/0!        #DIV/0!
--------------------------------------------------------------------------------------------------------------------------
   Cost/Block                       #DIV/0!          #DIV/0!        #DIV/0!       #DIV/0!        #DIV/0!        #DIV/0!
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transportation & Other
--------------------------------------------------------------------------------------------------------------------------
   Sales $                                -                -              -             -              -              -
--------------------------------------------------------------------------------------------------------------------------
   Gross Profit                           -                -              -             -              -              -

----------------------------------------------------------------------------------------------------------------------------
Note:  Price/Ton and Cost/Ton do not include Unprocessed Bank Run, Pond Dirt, Squeegy, Pond Sand, Cyclone
Sand
------------------------------------------------------------------------------------------------------------ -----------

                         SCHEDULE 4.3.2 CERTAIN CHANGES

The information provided on SCHEDULES 1.2 and 4.3.3 are incorporated herein by reference.

                            SCHEDULE 4.3.3 TRANSFERS

Those Excluded Assets listed on Schedule 1.2.
                                ------------

SITE 32- 1730 N. BECK STREET

Portable scale

                            SCHEDULE 4.5.1 LITIGATION

None of the claims below will be assumed by Buyer:

SITE 26- 1616 NORTH BECK STREET (HOT PLANT)

NONE

SITE 25 (FALCON RIDGE QUARRY)

See attached list of worker's compensation claims.

SITE 30- BACCHUS PIT NO. 2

See attached list of worker's compensation claims.

SITE 32- 1730 NORTH BECK STREET

Hall Excavating v. Tri-State Testing Laboratories, Inc.
-------------------------------------------------------

This matter involves the alleged failure to perform compaction tests. To date there has been no action filed nor have we had an opportunity to determine the factual and legal issues involved. The claim is for $100,000 +. This claim does not involve any property dispute or otherwise involve the Operations or the Acquired Assets and will not be assumed by Buyer.

SITE 38- HEBER

See attached list of worker's compensation claims.

SITE 44- PARK CITY

See attached list of worker's compensation claims.

SITE 47- POINT OF THE MOUNTAIN

See attached list of worker's compensation claims.

SITE 90- LEHI

See attached list of worker's compensation claims.

SITE 91 -LELAND YARD

1. Alleged wrongful termination claim, negligent infliction of emotional distress and violation of the ADA by * against Valley Asphalt and Western Aggregates. This claim does not involve any property dispute or otherwise involve the Operations or the Acquired Assets and will not be assumed by Buyer.


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

2. An investigation was commenced by the Attorney General of Utah into possible antitrust violations by Western Rock Products Corp., an indirect subsidiary of U.S. Aggregates, Inc. A number of employees and customers have been questioned under oath. Antitrust counsel for U.S. Aggregates, Inc. have actively interviewed management and most of those questioned by the Attorney General's office. There is no evidence of any such misconduct, and counsel believes no basis exists for the charges.

3. See attached description regarding the investigation conducted in connection with Valley Asphalt's disposal of insulation containing asbestos.

4.  See attached list of worker's compensation claims.



SITE   177 TOOELE

NONE

Worker's Compensation Claims Open

* - Medical Only, claim will close 180 days from 1/8/01.

Falcon Ridge Quarry

* - Off-duty, currently paying worker's comp.

Geodyne Yard
















-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

VALLEY ASPHALT, INC.
RP11000 - HR ACCIDENT RVW 4/99
                                                 WORKERS COMP CLAIMS REVIEW

                                                                                                                     DAYS
ACCOUNT #                                                                                                            LOST
DATE                NAME                                                                                             DAYS
OHSA RPT            OCCUPATION             DEPT        INJURY                WHAT HAPPENED                           RESTRICTED
0002                *                      501012      L ANKLE SPRAIN        DESCENDING STAIRWAY                     0
01/26/00            EQUIP OPERATOR                                           MIS STEPPED WHILE DESCENDING STAIRWAY   0
N

0020                *                      501013      NECK STRAIN/PAIN      HE WAS WB DOWN PROVO CANYON AND THE     0
06/16/00            DRIVER                                                   ONCOMING TRUCK WAS EB WHEN IT CROSSED   0
N                                                                            LINE SIDE SWIPED BY AN ONCOMING TRUCK


0001                *                      501018      CORNEAL ABRASION R    WAS USING A ROCK BREAKER ATTACHED TO    4
01/24/00            EQUIP OPERATOR                     EYE                   TRACK HOE, FLYING ROCK STRUCK HIS R     0
Y                                                                            EYE FAILED TO WEAR SAFETY GLASSES
                                                                             WHILE BREAKING ROCK WITH ROCK BREAKER


0023                *                      501022      LACERATION TO LEFT    BOTH EMPLOYEES WERE TRYING  TO          0
11/21/00            EQUIPMENT OPERATOR                 HAND                  UNSTICK WATER VALVE COVER CO-EMPLOYEE   0
Y                                                                            WAS PRYING WITH KNIFE CO-EMPLOYEE WAS
                                                                             IMPROPERLY USING POCKET KNIFE AND CUT
                                                                             HIS HAND


0016                *                      501122      RT FOOT CONTUSION     PAVER WAS BEING POSITIONED PRIOR TO     0
08/25/00            PLANT MANAGER                                            NEXT RUN VICTIM WAS STANDING TALKING    0
Y                                                                            TO LABORER PAVER OPERATOR FAILED TO
                                                                             SEE VICTIM AS PAVER WAS BEING MOVED
                                                                             PAVER HIT VICTIM


0022                *                      502210      NECK STRAIN           SHE WAS STOPPED AT A LIGHT WAITING      2
10/24/00            CLERCK IN DRAPER                                         FOR IT TO CHANGE WHEN SHE WAS STRUCK    0
Y                                                                            FROM BEHIND REAR-ENDED IN COMPANY
                                                                             VEHICLE BY 3RD PARTY


0007                *                      501213      CONTUSION TO R        WAS LOADING BERRIOR ONTO TRUCK WHEN     0
04/13/00            TRUCK DRIVER                       FIINGERS 3, 4, 5      PIN SLIPPED CRUSHING HAND               0
N                                                                            HAND CRUSHED BY PIN OF A JERSEY
                                                                             BERRERIOR

0010                *                      501213      RIGHT ELBOW, NECK     SHE WAS LOWERING HER TRUCK BED WHEN     0
05/04/00            TRUCK DRIVER                       JARRING/CONTUSION     THE RAM FAILED CAUSING A SEVER JOLT     0
N                                                                            TO TRUCK BED RAM FAILED


0011                *                      501213      BRUISED BOTH LOWER    DRIVER WAS BETWEEN GATES CLEANING       37
05/16/00            TRUCK DRIVER                       LEGS                  TRAILER BED                             19
Y

                                                                             BELLY DUMP GATES CLOSED INADVERTANTLY
                                                                             SAFETY CHAIN FAILED


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

VALLEY ASPHALT, INC.
RP11000 - HR ACCIDENT RVW 4/99
                                                 WORKERS COMP CLAIMS REVIEW

                                                                                                                     DAYS
ACCOUNT #                                                                                                            LOST
DATE                NAME                                                                                             DAYS
OHSA RPT            OCCUPATION             DEPT        INJURY                WHAT HAPPENED                           RESTRICTED
0018                *                      501213      BRUISED HEAD AND RT   SHE WAS PULLING ONTO HWY                0
10/04/00            TRUCK DRIVER                       HAND                                                          0
N

                                                                             PULLED OUT IN FRONT OF AN ONCOMING
                                                                             TRUCK

0019                *                      501213      BRUISED HEAD, NECK    HE WAS TRAVELING EB ON HWY 189          0
10/04/00            DRIVER                             AND LEGS                                                      0
N

                                                                             VAI TRUCK PULLED OUT IN FRONT OF HIM


0003                *                      501214      REINJURY; LOWER       AFTER CLEANING CHUTES WAS PUTTING       0
01/03/00            MIXER DRIVER                       BACK STRAIN           THEM BACK ON TRUCK WHEN SLIPPED ON      0
N                                                                            ICE SLIPPED ON ICE


0005                *                      501215      PUNCTURE WOUND,       WAS USING AN AIR CHISLE TO REMOVE A     0
03/28/00            MECHANIC                           METAL FRAGMENT LEFT   BEARING WHEN THE BEARING FRAGMENTED     0
Y                                                                            BEARING FRAGMENTED WHILE BEING REMOVED


0008                *                      501215      EXPOSED TO            WAS USING AN ASBESTOS HANDLING 2 YRS    0
04/18/00            SERVICE MECHANIC                   INSULATION            AGO EXPOSURE TO ASBESTOS                0
N                                                      CONTAINING ASBESTOS


0014                *                      501215      LT SIDE HERNIA        REPLACING A RAM ON OIL DISTRIBUTOR      26
07/11/00            MECHANIC                                                                                         0
Y

                                                                             LIFTING AND PUSHING TO ALIGN RAM


0025                *                      501215                            LIFTING HEAVY OBJECT IN SHOP            0
08/03/00            WELDER                                                                                           0
N

                                                                             IMPROPER LIFTING


0015                *                      501215      FOREHEAD LACERATION   WAS REWINDING HOSE ONTO AUTOMATIC       0
08/24/00            SERVICE MECHANIC                                         REWIND REEL.                            0
Y

                                                                             AIR HOSE FLIPPED OUT OF HAND


0021                *                      501215      RT HAND CONTUSION     WAS ATTEMPTING TO LATCH DOOR            0
10/25/00            SERVICE FOREMAN                                                                                  0
Y

                                                                             HAND PINCHED BY STORAGE DOOR LATCH
                                                                             HAND SLIPPED OFF OF LATCH


0024                *.                     501215      RIGHT HERNIA          REPEATED HEAVY LIFTING OF TIRES         0
12/14/00            SERVICE MECHANIC                                                                                 0
Y

                                                                             LIFTING TIRES


0004                *                      501217      MILD SPRAIN LEFT      WAS WATCHING PIPE BIENG THREADED WHEN   0
02/17/00            LABORER                            WRIST                 HIS COAST WAS CAUGHT BY THE TURNING     0
N                                                                            PIPE STANDING TOO CLOSE TO A PIP THAT
                                                                             WAS BEING THREADED


0009                *                      501217      BRUISE ON BACK OF     LIFTED EDGE OF CONCRETE CHUNK WITH      0
04/26/00            LABORER                            HEAD                  SHOVEL CONCRETE FELL ON SHOVEL          0
N                                                                            CAUSING SHOVEL TO FLIP UP AND HIT HIM
                                                                             IN BACK OF HEAD


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

VALLEY ASPHALT, INC.
RP11000 - HR ACCIDENT RVW 4/99
                                                 WORKERS COMP CLAIMS REVIEW

                                                                                                                     DAYS
ACCOUNT #                                                                                                            LOST
DATE                NAME                                                                                             DAYS
OHSA RPT            OCCUPATION             DEPT        INJURY                WHAT HAPPENED                           RESTRICTED
0012                *                      501217      RT SHOULDER           AS A FLAGGER SHE HAD TRAFFIC STOPPED    11
06/15/00            FLAGGER                            CONTUSION             WHEN A CAR RAN HER STOP SIGN STRIKING   1
Y                                                                            HER WITH MIRROR STRUCK BY PASSING CAR


0013                *                      501217      BRUISED RT KNEE       HE WAS NB CROSSING INTERSECTION WITH    0
07/10/00            LABORER                                                  LIGHT WHEN CFI TRUCK RAN LIGHT AND      0
N                                                                            STRUCK VAI VAI VEHICLE STRUCK BY CFI
                                                                             TRUCK

0017                *                      501222      LOWER BACK            CLEANING UP ASPHALT PIECES AND LIFTED   0
08/29/00            EQUIP OPERATOR                                           A LARGE PIECE INTO A LOADER BUCKET      0
N                                                                            LIFTED A HEAVY PIECE OF ASPHALT


0006                *                      501312      LEFT FOOT STRAIN      WHILE CLIMBING A LADDER HEAD FOOT POP   0
04/05/00            CRUSHER OPERATOR                                         AND FELT PAIN STEPPED WRONG WHILE       0
N                                                                            CLIMBING A LADDER













-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                     NSL RMC
                                1730 BECK STREET
                           SALT LAKE CITY, UTAH 84110

                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                         Fatalities
            Date                            Date   Away  Away                    Occupational Date           Away
   Case      of      Employee  Job    Home/  of     or    from  Days  Days   W/out Illness    of    Away/   from Days   Day   W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
  NSL-1      1-30      *      RMC     RMC     0    |X|    0     0    10 (F)  0      0        0       0      0     0      0     0
                              Driver
------------------------------------------------------------------------------------------------------------------------------------
  NSL-2      4-1       *      RMC    NSL      0     0     0     0      0    |X|
                              Batch  Btchman                          (F)
------------------------------------------------------------------------------------------------------------------------------------

1.     NSL-1:   Sprained Lower Back - Slipped on ice

2.     NSL-2:   Right Shoulder  Muscle  Strain - Employee  was  shoveling  rock;
                overexertion

Certification of Annual Summary Totals by: Russ Ellis Title: Safety and Environmental Director Date: January 5, 2001












-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                              POINT OF MOUNTAIN RMC
                                 15589 S. 500 W.
                                DRAPER, UT 81020


                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                         Fatalities
            Date                            Date   Away  Away                    Occupational Date            Away
Case        of      Employee  Job    Home/  of     or    from  Days  Days   W/out Illness     of      Away/   from Days Day  W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)       Death   Restr   Work Away  Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
   0         0         0      0       0       0    0      0     0    0       0     0         0       0      0     0      0     0
-------- ----- --------- ----- -------- ------ ----- ---- ----- ---- ---- --------- ------- ------- ---- ---- --- ----  ----  -----

Certification of Annual Summary Totals by:  Russ Ellis
Title: Safety and Environmental Director
Date: January 5, 2001

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                  PARK CITY RMC
                                  4122 ATKINSON
                               PARK CITY, UT 84060


                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                        Fatalities
            Date                            Date   Away  Away                   Occupational  Date            Away
Case        of      Employee  Job    Home/  of     or    from  Days  Days   W/ou Illness     of      Away/   from Days  Day   W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)       Death   Restr   Work Away  Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
 PC-1        1-27      *      RMC     RMC     0    |X|     0     0    8      0     0         0       0      0     0      0     0
                              Driver                                 (F)
------------------------------------------------------------------------------------------------------------------------------------
 PC-1        5-26      *      RMC     RMC     0    |X|    |X|    16  14      0     0         0       0      0     0      0     0
                              Driver                                 (F)
------------------------------------------------------------------------------------------------------------------------------------
 PC-3         6-6       *      RMC     RMC     0     0      0     0    0     0     0         0       0      0     0      0     0
Denied                        Driver                                 (F)
------------------------------------------------------------------------------------------------------------------------------------
 PC-4        9-27      *      RMC     RMC     0    |X|    |X|    9   37      0     0         0       0      0     0      0     0
                              Driver                                 (F)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              0     3      2     25  59      0     0         0       0      0     0      0     0
------------------------------------------------------------------------------------------------------------------------------------

1.   PC-1: Sprained lower back while putting chutes back onto truck 2.

2. PC-2: Employee sustained a crushed/broken 4th Metacarpal finger while cleaning his chutes. His finger was caught in one of the chutes. 1st lost day started on May 31, 2000. Return to light duty on June 22, 2000. Return to full duty on 6/12/00.

3. PC-3: Employee sustained a amputated right hand ring finger when he jumped from the fender of his ready mix truck. As he jumped, the ring on his finger caught up on a eye bolt and sheared his finger off. Positive for cocaine. Denied by WC.

4. PC-4: Employee sustained a strained rotator cuff when she was trying to remove the first chute off of the fold down chute.

Employee started restrictive duty an 9/28/00. Started Lost Time on 11/20/00 -
     Surgery. Released back to Light Duty on 12/4/00. Took a leave of absence on 12/14/00

Certification of Annual Summary Totals by:  Russ Ellis
Title: Safety and Environmental Director
Date:  January 5, 2001

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                    HEBER RMC
                                150 S. 16TH WEST
                                 HEBER, UT 84032


                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                        Fatalities
            Date                            Date   Away  Away                   Occupational  Date            Away
Case        of      Employee  Job    Home/  of     or    from  Days  Days   W/out Illness     of    Away/   from Days   Day   W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
   0         0         0      0       0       0    0      0     0    0       0     0         0       0      0     0      0     0
------------------------------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                 BACCHUS II RMC
                               6400 S. HIGHWAY 111
                                 MAGNA, UT 84404

                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                        Fatalities
            Date                            Date   Away  Away                    Occupational Date            Away
Case        of      Employee  Job    Home/  of     or    from  Days  Days   W/out Illness     of      Away/  from Days  Day   W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
 Bac-1       5-19      *      RMC     RMC     0    |X|    0     0    2       0     0         0       0      0     0      0     0
                              Driver                                (F)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              0     1     0     0    2       0     0         0       0      0     0      0     0
------------------------------------------------------------------------------------------------------------------------------------

1. Bac-1: Employee sustained a neck muscle strain when he slipped off the fuel tank step of his ready mix truck.

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                    NSL AGG.
                                1730 BECK STREET
                           SALT LAKE CITY, UTAH 84110


                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                        Fatalities
            Date                            Date   Away  Away                    Occupational Date            Away
   Case      of      Employee  Job    Home/  of     or    from  Days  Days   W/ou Illness    of      Away/   from Days  Day   W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
 NSL-1      11-27      *      Welder  NSL     0    |X|    0     0    5        0    0         0       0      0      0     0     0
                                      AGG                                    (F)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              0     1     0     0    3        0    0         0       0      0      0     0     0
------------------------------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

1. NSL-1: Employee sustained right ankle sprain. After dismounting back hoe, he started to walking forward. The ground was uneven and as he went to walk forward, his ankle gave way on the uneven surface. Started restrictive duty on 11/27/00. Went on a voluntary layoff on December 4, 2000.

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                             POINT OF MOUNTAIN AGG.
                                 15589 S. 500 W.
                                DRAPER, UT 81020

                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                        Fatalities
            Date                            Date   Away  Away                    Occupational Date            Away
   Case      of      Employee  Job    Home/  of     or    from  Days  Days  W/out Illness    of      Away/   from Days  Day    W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
 PM-1        1-14      *      Loader  Plant   0    |X|    0     0     55           0         0       0      0      0     0     0
                              Op.     Yard                           (F)
------------------------------------------------------------------------------------------------------------------------------------
 PM-2        5-20      *      Forman  Agg.    0    |X|    0     0      9     0     0         0       0      0      0     0     0
                                      Plant                          (F)
------------------------------------------------------------------------------------------------------------------------------------
 PM-3        7-27      *      Dozer   Agg.    0    |X|    0     0     13     0     0         0       0      0      0     0     0
                               Op.     Plant                          (F)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              0     3     0     0     77     0     0         0       0      0      0     0     0
------------------------------------------------------------------------------------------------------------------------------------

1.   PM-1: Lower Back Strain - Loading Cuffing Edges into bucket of loader

2. PM-2: Tricep tendon strain - Employee injured right elbow while changing screen cloth on screening machine.

3. PM-3: Employee sprained left knee while dismounting dozer. Started restrictive duty on 7/27/00. Vacation on August 11-20. Back to full duty on 8-23-00

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 20D INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                 BACCHUS I - AGG
                               5436 S. HIGHWAY III
                                 MAGNA, UT 84404


                                 INJURIES                                   ILLNESSES
----------------------------------------------------------------------------------------------------------------------------------

                                       Fatalities                                        Fatalities
          Date                            Date   Away  Away                    Occupational Date            Away
   Case    of      Employee  Job    Home/  of     or    from  Days  Days  W/out Illness    of      Away/   from Days  Day    W/out
  Number  Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr   Work Away   Restr  Loss
   (A)     (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)    (10) (11)   (12)   (13)
----------------------------------------------------------------------------------------------------------------------------------
   0       0         0      0       0       0    0      0     0    0       0     0         0       0      0     0      0     0
----------------------------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

                                  MONROC, INC.
                       OSHA 200 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                            NSL & POINT OF MT. SHOPS
                                1730 BECK STREET
                           SALT LAKE CITY, UTAH 94110

                               INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                       Fatalities                                       Fatalities
        Date                              Date   Away  Away                   Occupational  Date            Away
  Case   of      Employee  Job      Home/  of     or    from  Days  Days W/out Illness       of     Away/   from Days   Day    W/out
 Number Inj/Ill   Name     ID      Unit   Death  Restr Work  Away  Restr Loss   (7)         Death   Restr   Work Away   Restr  Loss
  (A)    (B)      (C)      (D)      (E)    (1)   (2)   (3)   (4)    (5)  (6)   (a-g)         (8)     (9)    (10) (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
PMS-1    2-3       *      Shop    Pt. of    0    |X|    0     0      1     0    0             0       0      0      0     0     0
                          Mech.     Mt.                             (F)
                                   Shop
------------------------------------------------------------------------------------------------------------------------------------
NSL-2    3-3       *      Shop    Beck      0     0     0     0      0    |X|   0             0       0      0      0     0     0
                          Super-   St.                                    (F)
                          visor   Shop

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                            0     1     0     0      1     1    0             0       0      0      0     0     0
------------------------------------------------------------------------------------------------------------------------------------

1. PMS-1: Pain in Left shoulder and left lower leg - Vehicle accident resulted in 1 day of restricted duty

2. NSL-2: Six stitches in left cheek - Left cheek contacted valve while pushing steam cleaner down shop ramp

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

---------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                  MONROC, INC.
                       OSHA 2000 INJURY AND ILLNESS REPORT
                             THRU DECEMBER 31, 2000

                                  MONROC OFFICE
                                1730 BECK STREET
                            SALT LAKE CITY, UT 84110

                                 INJURIES                                   ILLNESSES
------------------------------------------------------------------------------------------------------------------------------------

                                         Fatalities                                       Fatalities
            Date                            Date   Away  Away                  Occupational Date            Away
   Case      of      Employee  Job    Home/  of     or    from  Days  Days  W/out Illness    of     Away/  from  Days   Day    W/out
  Number    Inj/Ill   Name     ID    Unit   Death  Restr Work  Away  Restr  Loss   (7)      Death   Restr  Work  Away   Restr  Loss
   (A)       (B)      (C)      (D)    (E)    (1)   (2)   (3)   (4)    (5)   (6)   (a-g)      (8)     (9)   (10)  (11)   (12)   (13)
------------------------------------------------------------------------------------------------------------------------------------
   0         0         0      0       0       0    0      0     0    0       0     0         0       0     0       0     0      0
------------------------------------------------------------------------------------------------------------------------------------

Certification of Annual Summary Totals by:  Russ Ellis
Title:  Safety and Environmental Director
Date: January 5, 2001

                          CLYDE SNOW SESSIONS & SWENSON

                                February 22, 2001

Arthur Andersen, LLP
Attn:  Lauren de Bruyn
101 Second Street, Suite 1100
San Francisco, California 94105-3601

          Re:  U.S. Aggregates, Inc.

Gentlemen:

     By letter dated January 26, 2000 (23 assume the actual date is January 26, 2001, since we received the letter on February 5, 2001), Michael J. Stone, CFO of U.S. Aggregates, Inc. (the "Company"), requested us to furnish you certain information in connection with your audit of the financial statements of the Company as of February 15, 2001.

                        PENDING OR THREATENED LITIGATION

     Although we represent Valley Asphalt and Western Rock Products Corporation in certain matters, we are responding only on behalf of Valley Asphalt with respect to the investigation conducted by the United States Attorney's Office for the District of Utah regarding the removal and disposal of certain insulation at the Valley facility. The insulation contained some asbestos and was removed in March of 2000. Valley has other matters that fall in the category of pending or threatened litigation which are being handled by other law firms, including Richards, Brand, Miller & Nelson of Salt Lake City, Utah. This firm has been co-counsel with Howrey Simon Arnold & White, LLP in an investigation involving Western Rock Products and we assume the Howrey Simon firm will respond with respect to those matters for which we have been engaged as co-counsel.

     In March of 2000, Valley Asphalt made an effort to dispose of certain insulation that contained, among other materials, some asbestos. The United States Attorney's Office for the District of Utah, and other agencies, investigated the matter to determine if here had been violations of the Clean Air Act or regulations promulgated pursuant thereto. As a result of that investigation, on July 14, 2000, an agreement in principle was reached by Valley with the United States Attorney's Office which resolved the investigation. Pursuant to the agreement in principle, a felony information was filed on September 29, 2000, against Valley alleging in one count violations of certain work practice standards adopted pursuant to the Clean Air Act for the handling of hazardous materials, including asbestos.

     The agreement requires Valley to pay a fine pursuant to the Clean Air Act and the All Fines Statute in the total amount of $300,000. Valley also has agreed to pay a special assessment fee of $400, and to pay restitution to the Utah State Department of Air Quality and the Utah County Department of Health in a combined total amount not to exceed $6,000. The agreement provides that no additional fine or penalty will be imposed or required.

     We have informally requested the United States Attorney's Office to stipulate that the Company be allowed to pay the fine in five $60,000 installments over the next year. That request is under consideration by the United States Attorney.

     In addition to the agreement in principle reached with the United States Attorney's Office for the District of Utah, an agreement in principle was also reached with the Northwest District Debarment Counsel of the United States Environmental Protection Agency on July 13, 2000. In part, that agreement states, "Although details remain to be worked out, we have an agreement in principle, and I feel certain that we can conclude this matter in a manner that will allow Valley to avoid debarment." We are now in the process of negotiating a compliance agreement,. It is likely a successful negotiation of the compliance agreement will occur within the next several weeks.

     In the event Valley is debarred from government contracts for a period of time, we are not privy to sufficient information to determine the impact on Valley or the Company. We consider the possibility of debarment of Valley unlikely. The possibility of debarment of the Company over this matter is remote.

     In March of 2000, Valley hired IHI Environmental, an environmental engineering firm, to facilitate the completion and removal of the insulation. This was done under the supervision of EPA and the State Department of Environmental Quality. According to the foregoing agencies and, as stated in the agreement in principle, such removal and cleanup was accomplished in a satisfactory manner.

     The agreement in principle contemplates a written plea agreement and expressly provides that the plea agreement will be performed in accordance with Federal Rule of Criminal Procedure 11(e)(1)(C), which means the sentence (the $300,000 fine) to which the parties have agreed will be binding on the Court. However, the Court has the discretion to accept or reject a binding plea agreement. This case has been assigned to a federal judge who generally accepts BINDING plea agreements. We think it unlikely the Court will reject the plea agreement.

     Arraignment (or plea) is presently scheduled for the end of March 2001. It is anticipated that the EPA compliance agreement precluding debarment over this issue and the plea can be concluded by the end of march. In that event, the Company would likely be required to pay the $300,000 find sometime during the month of April or, in the alternative, to begin paying the fine over time in a manner agreed to by the Court and the United States.

     If the plea agreement is rejected by the Court, which is unlikely, and the Company elects to plead as charged, we reasonably anticipate the fine will remain in the $300,000 range. It might be less than 4300,000, but would not exceed $500,000.

     In the unlikely event the plea agreement is rejected and the Company elects to go to trial, we cannot offer an opinion as to what charges might be filed or what fine would be expected in the event of conviction, given the uncertainties of litigation and discretion of the Court in imposing a fine. In the event of a trial on charges related to the asbestos removal, we think an unfavorable outcome I likely. However, as indicated, we think the chance of a trial in this matter is remote.

     The State of Utah also imposed a mandatory penalty upon Valley Asphalt with respect to the alleged mishandling of the insulation. This matter was handled by Richards, Brandt, Miller & Nelson of Salt Lake City.

                        UNASSERTED CLAIMS AND ASSESSMENTS

     Pursuant to clauses (b) and (c) of Paragraph 5 of the ABA Statement of Policy and related Commentary, it would be inappropriate for this firm to respond to a general inquiry relating to the existence of unasserted possible claims or assessments involving the Company. We can only furnish information concerning those unasserted possible claims or assessments for which the Company has made a specific written request. We therefore cannot comment on the adequacy of the Company's listing, if any, of unasserted possible claims or assessments or its assertions concerning the advice, if any, about the need to disclose same.

     We do not do general legal work for this Company. As qualified above, and unless disclosed herein, we are not aware of any unasserted claims or assessments probable of assertion which, if asserted, would have at least a reasonable possibility of an unfavorable outcome.

                                  OTHER MATTERS

     The information set forth herein is as of February 15, 2001, the date on which we completed our internal review procedures for purposes of preparing this response, and we disclaim any undertaking to advise you of changes which thereafter may be brought to our attention.

     As of February 15, 2001, the Companies (Valley and Western Rock) were indebted to this firm for services rendered in the amount of $6,539.26.

     This response is limited by an in accordance with the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Requests for Information (December 1975, 1990). Without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response are specifically incorporated herein by reference and any description herein of any "loss contingencies" is qualified in its entirety by paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement).

     The Company has advised us that, by making the request set forth in its letter to us, the Company does not intend to waiver the attorney-client privilege with respect to any information which the Company has furnished to us. Moreover, please be advised that our response to you should not be construed in any way to constitute a waiver of the protection of the attorney work-product privilege with respect to any of our files involving the Company.

     Consistent with the last sentence of paragraph 6 of the ABA Statement of Policy and pursuant to the Company's request, this will confirm as correct the Company's understanding as set forth in its audit inquiry letter to us that whenever in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, we have formed a professional conclusion that the Company must disclose or consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company's representatives concerning the question of such disclosure and the applicable requirements of the Statement of Financial Accounting Standards No. 5.

                                          Yours truly,

                                        CLYDE SNOW SESSIONS & SWENSON


                                        By:
                                           ------------------------------------
                                           RODNEY G. SNOW

RGS:dh

cc: U.S. Aggregates, Inc.

               SCHEDULE 4.5.3 LICENSES, PERMITS AND AUTHORIZATIONS

Any matters listed on Schedules 4.6.1.6,  4.11.1,  4.11.2,  4.11.3, 4.11.4, 4.13
and the following:

SITE 90- LEHI (READY-MIX ONLY)

     1. DAQE-1682-3000 Annual and Initial Inspection Approval Order for Aggregate Production Plant, Asphalt Plant and Concrete Batch Plant dated 2/5/01 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2. CONDITIONAL USE APPROVALS BY UTAH COUNTY FOR MG AND 1 ZONE FOR CONCRETE PLANT - DATES OF MEETINGS AND STAFF COMMENTS: Appeal No. 1229, July 1, 1997; Appeal No. 1319, July 11, 2000; Appeal No. 1321,
          July 11, 2000

     3.   Business License with Utah County


SITE 91- LELAND YARD (SPANISH FORK) (READY-MIX ONLY)

     1.   DAQE-010-00  Approval  Order  Modification  for  Reduction  of Asphalt
          Production Limit and Increase of Concrete Batching Production Limitation for Leland Pit dated 1/6/00 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2. DAQE-696-98 Approval Order Modification for Aggregate Production Decrease at the Leland Facility dated 10/19/98 (State of Utah Department of Environmental Quality, Division of Air Quality)

     3. CONDITIONAL USE APPROVAL FOR CONCRETE PLANT IN I 2 INDUSTRIAL ZONE IN CITY OF SPANISH FORK - Conditional use permit appeal number CU-97-01 established the asphalt crushing and concrete plants as conditional use in April 2, 1997 meeting of planning commission

     4.   Business License with City of Spanish Fork

     5.   DNR UST Spanish Fork -# 1000361


SITE 25- N. VICTORY ROAD (FALCON RIDGE QUARRY)

     1. DAQE 239-00 Approval Order for Addition of the VSI Crusher and Associated Conveyors and Stackers dated 4/21/00 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2.   DAQE 854-2000 Annual and Partial Initial  Approval Order for Aggregate
          Crushing   Equipment   dated  6/9/00  (State  of  Utah  Department  of
          Environmental Quality, Division of Air Quality)

     3.   DAQE 364-98 Approval Order for Changes of Contact Name and Address and
          Production   Increase  dated  6/1/98  (State  of  Utah  Department  of
          Environmental Quality, Division of Air Quality)

     4.   Federal Fish and Wildlife Permit 2/10/94-2/10/14.

     5. DAQE 639-00 Approval Order for DAQE 507-2000 dated 8/16/00 (State of Utah Department of Environmental Quality, Division of Air Quality)

     6.   DNR LUST Beck Street #40001233


SITE 26- 1616 NORTH BECK STREET (GEODYNE HOT PLANT)

DAQE 1494-2000 Replacement Approval Order dated 9/29/00. Replaces DAQE 849-98 (State of Utah Department of Environmental Quality, Division of Air Quality)


SITE 32- 1730 BECK STREET

     1. DAQE 1496-2000 Replacement Approval Order dated 9/29/00, replaces DAQE 744-96

     2.   DAQE-315-99  Approval  Order  modification  to AO  DAQE  744-96  dated
          4/29/99.

     3.   Salt  Lake  City  Fire  Department  Hazardous  Material  Permit  dated
          2/26/98.

     4.   DNR LUST Beck Street #4000621


SITE 47 POINT OF THE MOUNTAIN (READY-MIX ONLY)

     1. DAQC 1462-2000 Replacement Approval Order dated 9/26/00. Replaces DAQE 265-97 and DAQC 1083-96 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2. CONDITIONAL USE APPROVAL FOR M2 ZONE IN CITY OF DRAPER - verified by Jan Yeckes, Planning Director, Draper, Utah.

     3.   Business License with City of Draper


SITE 38 HEBER CITY

     1. DAQE 442-94 Approval Order for Construction of Concrete Batch Plant dated 6/2/94 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2.   Business License with Heber City

SITE 44- PARK CITY

     1. DAQE 1285-99 Approval Order dated 8/27/99 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2. DAQE 659-97 Approval Order for the Addition of a Concrete Batch Plant to an Existing Concrete Batch Plant dated 7/18/97 (State of Utah Department of Environmental Quality, Division of Air Quality)

3.       Business License with Summit County


SITE 30- BACCHUS PIT 2 (READY-MIX ONLY)

     1. DAQE 1514-2000 Annual Initial Inspection Approval Order (aggregate, concrete) dated 10/2/00 (State of Utah Department of Environmental Quality, Division of Air Quality)

     2.   CONDITIONAL USE IN M ZONE FOR CITY OF WEST VALLEY - Appeal #C98-008

     3.   Business License with West Valley City


SITE 177- TOOELE

     1.   Tooele  Company  Conditional  Use Permit No.  Appeal  CUP-26400  dated
          7/5/00


CONSENTS REQUIRED FOR TRANSFER:

     1. All Air Permits And Other Permits Issued By The Utah Department Of Natural Resources Must Be Transferred.

     2.   Business Licenses Are Not Transferable.

     3.   Hazardous Material Generator Id Numbers Will Have To Be Acquired

     4.   Blasting License Are Not Transferable


               EXCEPTIONS TO LICENSES, PERMITS AND AUTHORIZATIONS:

          A. THE SITES LISTED BELOW DO NOT HAVE GENERAL STORM WATER PERMITS OR STORM WATER POLLUTION PREVENTION PLANS:

          SITE 90- Lehi
SITE 91- Leland Yard (Spanish Fork)

          SITE 25- N. Victory Road (Falcon Ridge Quarry)
SITE 26- 1616 North Beck Street (Geodyne Hot Plant)

SITE 32- 1730 Beck Street

SITE 47 Point of the Mountain

          SITE 38 Heber City
SITE 44- Park City

SITE 30- Bacchus Pit 2


          SITE 177- Tooele

          B.   THE SITES LISTED BELOW DO NOT HAVE A SEPARATE BUSINESS LICENSE:

          SITE 25- N. Victory Road (Falcon Ridge Quarry)
SITE 26- 1616 North Beck Street (Geodyne Hot Plant)

SITE 32- 1730 Beck Street


          SITE 177- Tooele

          C. THE SITES LISTED BELOW DO NOT HAVE A FIRE MARSHALL'S BLASTING PERMIT (ISSUANCE IS TO BLASTING COMPANIES HIRED BY THE OWNER):

          SITE 25- N. Victory Road (Falcon Ridge Quarry)

          SITE 32- 1730 Beck Street

          D. THE SITES LISTED BELOW DO NOT HAVE A NOTICE OF INTENTION TO MINE APPROVED BY DOGM:

          SITE 25- N. Victory Road (Falcon Ridge Quarry)

          SITE 32- 1730 N. Beck Street

          E. THERE IS NO RIGHT TO CONDUCT MINING ACTIVITIES ON SITE 25 IN THE OPEN SPACE ZONE.

          F.   NONE OF THE SITES HAVE HAZARDOUS MATERIAL GENERATOR ID NUMBERS.

          G. TOOELE DOES NOT HAVE AN AIR PERMIT BECAUSE NO OPERATIONS ARE CURRENTLY BEING CONDUCTED THERE.

          NON-CONFORMING USE:
Those uses listed on Schedule 4.6.1(c)

                  SCHEDULE 4.6(a) MINERALS; WATER RIGHTS; ETC.

Schedule 1.1 is incorporated herein by reference.


SITE 26- 1616 N. BECK STREET (FALCON RIDGE HOT PLANT)

NONE


SITE 25A- 1080 N. VICTORY ROAD (STOCKPILE AREA FALCON RIDGE QUARRY)

NONE


SITE 25B- 1050 N. VICTORY ROAD (30 ACRES FALCON RIDGE QUARRY)

Sellers' rights in limestone rock, sand and gravel.


SITE 30- BACCHUS PIT NO. 2 (READY MIX ONLY)

NONE


SITE 32- 1730 NORTH BECK STREET QUARRY

Sellers' rights under that certain Underground Water Rights Claim No. 15292 dated April 20, 1936 and as described in that certain Certificate of Beneficial Use No. 57-8702 (A59401) from the State of Utah.

Sellers' rights in limestone rock, sand and gravel.


SITE 47- POINT OF THE MOUNTAIN (READY MIX ONLY)

          Sellers' rights under that Certificate of Beneficial Use, Water Right No. 57-8363 (A39479a) - State of Utah.


         SITE 38- HEBER CITY (READY MIX ONLY)

          NONE


          SITE 91- LELAND YARD (READY MIX ONLY)

NONE


SITE 90- LEHI (READY MIX ONLY)

NONE


SITE 177-TOOELE

Sellers' rights in sand and gravel as set forth in that Ordinary Sand and Gravel Permit No. 228 between Western Aggregates, Inc. (as permittee) and the State of Utah School and Institutional Trust Lands Administration (as permitter) dated as of June 1, 2000.

SITE 44- PARK CITY (READY MIX ONLY)

The Sellers' water rights as set forth in Water Claim No. 1697 35-7483.

                          SCHEDULE 4.6(b) ENCUMBRANCES

SCHEDULE 1.1 is incorporated herein by reference.

                         SCHEDULE 4.6.1(a) REAL PROPERTY

OWNED PROPERTY:

SITE 32- 1730 NORTH BECK STREET

         Parcel 1:

The Southeast quarter of the Northeast quarter and that part of the Northeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; lying East of Beck Street, less State Road and New Age Manufacturing Co. tracts. Also tracts deeded to LaFORREST T. TWITCHELL and W. W. and W. B. GARDNER, INC.

For Informational Purposes Only:  Tax Sidwell No. 08-23-252-001.

Parcel 2:

BEGINNING at a point on the Northerly right of way line of Beck Street, said point being North along the Section line 598.87 feet and North 44' 01' West
23.75 feet from the Southwest corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; said point also being in the center of Davis Street as created by the plat of Empire Addition; and running thence North along the center of said Davis Street 128.0 feet; thence South 45' 59' West 90 feet to the Northerly right of way line of Beck Street; thence along said Northerly line South 44' 01' East 91 feet to the point of BEGINNING.

LESS Public Streets and rights of way of record.

For Informational Purposes Only:  Tax Sidwell No. 08-23-482-009.

Parcel 3:

COMMENCING 66 feet West from the Northwest corner of Block 15, FOLSOM ADDITION; thence West 316 feet, more or less, to the East line of Beck Street; thence Southerly along the East line of said street to the South line of the Northeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; thence East 168 feet, more or less, to a point due South of beginning; thence North 340 feet to BEGINNING.

LESS State Road.

For Informational Purposes Only:  Tax Sidwell No. 08-23-253-001.

Parcel 4:

Lots 1 and 14 through 24, inclusive, the East 18.5 feet of Lots 2 through 13, inclusive, Block 9, and all Block 10 through 15, inclusive, FOLSOM ADDITION, according to the Official Plat thereof, recorded in the Office of the Salt Lake County, Recorder.

LESS State Road.

For Informational Purposes Only:  Tax Sidwell No. 08-23-252-001.

Parcel 5:

BEGINNING at a point which is North along the Section line 1258.87 feet from the Southwest corner of Section 23, Township 1 North, Range 1 West, Salt Lake Base and Meridian; and running thence North along the Section line 335.0 feet, more or less; thence West 318.0 feet; thence South 44' 01' East 462.0 feet to the point of BEGINNING.

LESS public streets and rights of way of record.

For Informational Purposes Only:  Tax Sidwell No. 08-23-427-005.

Parcel 6:

COMMENCING 33 feet South from the Northeast corner of the Northwest quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Base and Meridian; thence West 405 feet; thence South 130 feet, more or less, to the Northeasterly line of State Road; thence Southeasterly along said road 370 feet, more or less; thence Northeasterly 438 feet, more or less, to the point of BEGINNING.

ALSO, COMMENCING 470 feet West from said Northeast corner; thence South 70 feet, more or less, to the Northeasterly line of road Northwesterly along said road to the quarter section line East 50 feet, more or less, to the BEGINNING.

TOGETHER WITH vacated streets between tracts and adjacent North of first tract.

For Informational Purposes Only:  Tax Sidwell No. 08-23-405-001.

Parcel 7:

COMMENCING at the West quarter corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; and running thence East 1775.4 feet; thence South 31 West 2155.0 feet, more or less, to a point on a parcel conveyed to SBC, LLC, by deed recorded August 30, 1994, as Entry No. 5910321, in Book 7009, at page 2063, of Official Records; thence North 42' 30' West 40.85 feet; thence North 31' East 1188.03 feet; thence West 1299.52 feet, more or less, to a point due South from the point of beginning; thence North 731 feet, more or less, to the point of BEGINNING.

For Informational Purposes Only:  Tax Sidwell No. 08-24-300-001.

Parcel 8:

The West one-half of the Northwest quarter of Section 24, Township 1 North, Range 1 West, Salt Lake Meridian.

LESS AND EXCEPTING property conveyed to SALT LAKE CITY CORPORATION, by Quit Claim Deed recorded October 28, 1999, as Entry No. 7500225, in Book 8319, at page 1784, of Official Records.

For Informational Purposes Only:  Tax Sidwell No. 08-24-100-003.

Parcel 9:

COMMENCING at a point on the Northerly right of way line of Beck Street 528 feet, more or less, North along the Section line from the Southwest corner of
Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; thence South 44' 15' East along the Northerly right of way line of Beck Street 82.5 feet; thence North 45' 45' East 495.0 feet; thence South 44' 15' East 445.5 feet; thence North 45' 45' East 189.4 feet; thence North 40' 13' 35" West 264.85 feet; thence North 31' East 118.03 feet; thence West 1299.52 feet, more or less, to the West line of Section 24; thence South along the West line of Section 24, a distance of 642.8 feet, more or less, to a point 677.2 feet North of the point of beginning; thence West 16.5 feet; thence South 44' 01' East 384 feet; thence South 45' 59' West 345.25 feet; thence South 160.92 feet to the point of BEGINNING.

EXCEPTING THEREFROM the following described tract: BEGINNING at the Southeast corner of the Grantors land which point is 128 rods South and 5 rods South 44(degrees) 15' East 41 feet, more or less, to a point 60 feet perpendicularly distant Northeasterly from said centerline of survey; thence North 42' 58' West 127 feet, more or less, to the West boundary line of said Section 24; thence South 6' feet, more or less, along said West Section line to the Southwest corner of said Grantor's land.

For Informational Purposes Only:  Tax Sidwell No. 08-24-300-020.

Parcel 10:

COMMENCING 32 rods South from the Northeast corner of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; thence South 48 rods; thence West 80 rods; thence South 232 feet; thence West 816 feet, more or less, to the East line of Beck Street; thence Northerly along said street 716 feet, more or less, to the Southwest corner of Burn's Tract; thence Easterly 410.25 feet, more or less, to the Southeast corner of said Burn's Tract; thence Northerly 6-1/3 rods; thence North 6' 1' West 159.5 feet; thence East 1874.75 feet to BEGINNING.

LESS State Road.

For Informational Purposes Only:  Tax Sidwell No. 08-23-226-001.

The above 10 parcels also described as:
---------------------------------------

Beginning at a point which lies East 89.16 feet and North 511.86 feet from the Southeast Corner of Section 23, Township 1 North, Range 1 West, Salt Lake Base and Meridian; said point also being on the Northerly right-of-way line of Beck Street (as per UDOT U-122 Drawings), thence along said Northerly right-of-way line, North 42(degrees)43'54" West 214.77 feet; thence leaving said Northerly right-of-way, North 46(degrees)13'49" East 82.76 feet to a point on the center of Davis Street as created by the Empire Edition Plat; thence along said center of Davis Street South 0(degrees)15'06" West 39.83 feet; thence leaving said center of Davis Street and running North 46(degrees)13'48" East 348.06 feet; thence North 43(degrees)46' 12" West 383.94 feet; thence South 89(degrees)45'12" East 16.50 feet to a point on the East line of said Section 23; thence along said Section line North 0(degrees) l5'06" East 53.76 feet; thence leaving said Section line North 43(degrees)l5'26" West 461.90 feet to a point on the extended North line of the Component Playground Company Property as recorded in the Salt Lake County Recorders Office dated November 11, 1994 Book 7045, Page 1023, thence running along said line North 89(degrees)23'57" West 625.77 feet to a point at which said line intersects the Northerly right-of-way line of Beck Street; thence along said right-of-way line North 43(degrees) 47'54" West 63.89 feet to an angle point on said right-of-way; thence continuing along said right-of-way North 43(degrees)34'54" West 634.51 feet to the Southwesterly corner of an ambiguous description as recorded in the Salt Lake County Recorders Office Entry No. 5214376, Book 6423, Page 2032; thence following said description North 56(degrees)14'55" East 366.14 feet to the beginning of a curve; thence following said description along the arc of a 900.40-foot radius curve to the left, through a central angle of 7(degrees)55'47", 124.61 feet
(Chord bears North  52(degrees)17'02"  East 124.51 feet);  thence following said description North 48(degrees)l9'08" East 159.38 feet to the beginning of a curve; thence following said description along the arc of a 759.43-foot curve to the right through a central angle of l0(degrees)09'44" 134.66 feet (Chord bears North 53(degrees)23'56" East
134.48 feet);  thence following said description  North  58(degrees)28'52"  East
14.78 feet to the Southeasterly corner of said description; thence following said description North 33(degrees)47'38" West 210.18 feet; thence following said description South 64(degrees)03'52" West 80.35 feet; thence following said description South 56(degrees)47'52" West 242.60 feet to the beginning of a curve; thence following said description along the arc of a 315.56-foot radius curve to the left through a central angle of 36(degrees)38'46" 201.83 feet (Chord bears South 38(degrees)28'29" West 198.41 feet); thence following said description South 20(degrees)09'06" West 234.55 feet to the beginning of a curve; thence following said description along the arc of a 324.99-foot radius curve to the right, through a central angle of 19(degrees)32'26" 110.84 feet (Chord bears South 29(degrees)32'52" West 110.30 feet) to a point on the Northerly right-of-way line of Beck Street; thence leaving said ambiguous description and following said right-of-way North 43(degrees)34'54" West 66.69 feet to the beginning of a spiral curve; thence Northwesterly along said Northerly right-of-way along a 10-chord spiral curve to the right 395.71 feet (Chord bears North 41(degrees)35'34" West 395.50 feet) to the beginning of a curve; thence along said Northerly right-of-way line along a 1869.08-foot radius curve to the right, through a central angle of 11(degrees)34' 53" 377.80 feet (Chord bears North 31(degrees)47'30" West 3.77.16 feet); thence continuing along said right-of-way North 2(degrees)03'20" West 104.73 feet to the beginning of a non-tangent curve; thence continuing along said right-of-way along a 1829.08-foot radius curve to the right, through a central angle of 13(degrees)25'14" 428.43 feet (Chord bears North 16(degrees)17'28" West 427.45 feet) to the beginning of a spiral curve; thence continuing along said right-of-way along a 10-chord spiral curve to the right 391.52 feet (Chord bears North 5(degrees)33'35" West 391.31 feet); thence continuing along said right-of-way North 3(degrees)34'54" West 304.50 feet to the beginning of a curve; thence continuing northerly along said right-of-way line along a 23018.09-foot radius curve to the left through a central angle of 0(degrees)59'21" 397.39 feet (Chord bears North 4(degrees)04'34" West 397.37 feet) to the Southerly line of the Burns Tract; thence North 8l(degrees)37'48" East 318.50 feet to the Southeast corner of said Burns Tract; thence North 5(degrees)46'11" West 264.00 feet; thence South 89(degrees)45'12" East 1874.75 feet to the East line of said Section 23; thence along said section line North 0(degrees)15'06" East 528.00 feet to the Northeast Corner of said Section 23, said point being also the Northwest Corner of Section 24; Township 1 North, Range 1 West, Salt Lake Base and Meridian; thence along the North line of said
Section 24 North 89(degrees)l7'24" East 1318.19 feet to the Northeast Corner of the West half of the Northwest Quarter of Section 24; thence South 0(degrees)14'25" West 2629.14 feet along the East line of said West half of the Northwest Quarter of Section 24, to the Southeast Corner of said West half of Northwest Quarter of Section 24; thence South 89(degrees)44'33" East 456.87 feet along the South line of the Northwest Quarter of said Section 24; thence South 31(degrees)14'48" West 2089.86 feet, thence South 39(degrees)58'47" East 246.89 feet; thence South 45(degrees)59'47" West 189.40 feet; thence North 44(degrees)00'12" west 445.50 feet; thence South 45(degrees)59'48" West 398.28 feet to the Northeasterly right-of-way line of Beck Street; thence along said right-of-way North 43(degrees)52'25" West 9.55 feet; thence continuing along said right-of-way South 47(degrees)16'06" West 45.51 feet to the point of beginning.

Less and excepting therefrom:
Dedicated Streets and Alleys within Folsoms Addition,

and further Less and excepting therefrom:

Property conveyed to SALT LAKE CITY CORPORATION, by Quit Claim Deed recorded October 28, 1999, as Entry No. 7500225, in Book 8319, at page 1784, of Official Records

SITE 47- POINT OF THE MOUNTAIN

Parcel 1:

BEGINNING  at a point 860 feet West 660 feet  South of the  Northeast  corner of
Section 23, Township 4 South, Range 1 West, Salt Lake Base and Meridian; which point was on the East boundary of the Los Angeles and Salt Lake Railroad Right of Way as the same existed in 1972 and prior to its relocation by the Utah State Road Commission for construction of a freeway known as Project 15-6, and the point of intersection of said railroad right of way with the North boundary line of the G and G Realty, Inc. property in 1972, and running thence along the North boundary of C and G Realty, Inc. property East 1154 feet; thence North 400 feet; thence West 1024 feet, more or less, to the East boundary of the said Los Angeles and Salt Lake Railroad Right of Way; thence Southwesterly along the curve on the East boundary of said railroad right of way 400 feet, more or less, to the point of BEGINNING.

EXCEPTING THEREFROM that portion thereof now owned by the Utah State Road Commission as described in the final order of condemnation in the Third District Court in and for Salt Lake County, State of Utah, recorded January 25, 1974, as Entry No. 2596469, in Book 3505, at page 338, of Official Records.

For informational purposes only: Tax Sidwell No. 33-23-200-002.

SITE 25 (FALCON RIDGE QUARRY)
PARCEL 1: 25C
PARCEL 2: 25B


PARCEL 1: (REFERRED TO AS THE "18 ACRE" PARCEL)

Beginning at a point 86.6 rods North from the center of Section 25, Township 1 North, Range 1 West, Salt Lake Base and Meridian, and running thence North 73.4 rods; thence East 40 rods; thence South 73.4 rods; thence West 40 rods to the point of beginning.

The following is shown for informational purposes only: Tax Sidwell No. 08-25-200-001

PARCEL 2: (REFERRED TO AS THE "30 ACRE" PARCEL)

Property in Section 25, Township 1 North, Range 1 West, Salt Lake and Meridian, commencing 1211.10 feet South from the North quarter corner of said Section 25, thence South 990 feet; thence East 1320 feet; thence North 990 feet; thence West 1320 feet to Beginning.

The following is shown for informational purposes only: Tax Sidwell No. 08-25-200-008

     PARCEL 2A (INGRESS AND EGRESS EASEMENT FOR THE BENEFIT OF PARCEL 2)

     Beginning 435.3 feet North from the center of section 25, Township 1 North, Range 1 West, Salt Lake Meridian; thence Northwesterly along the Northeast side of Columbus Street, which is along the arc of a curve having a radius of 2914.93 feet for a distance of 50 feet; thence North 46 0' East 38 feet, more or less to the intersection with the East line of the Northwest Quarter of said Section 25, thence South along said Section line 70 feet, more or less, to beginning.

     The following is shown for informational purposes only: Affects a portion of Tax Sidwell No. 08-25-126-014

SITE 38- HEBER CITY


          Beginning at a point on the South Line of Midway Lane 262.25 feet and East 101.11 feet from the Northeast Corner of the Northeast Corner of the Northwest Quarter of Section 6, Township 4 South, Range 5 East of the Salt Lake Base and Meridian; and running thence South 0(degrees)48' West 154.90 feet; thence South 89(degrees)12' East 140.30 feet, more or less to the West line of 600 West Street; thence along the Western Right of Way of 600 West South 0(degrees)54' West 181.50 feet; thence North 89(degrees)12' West 140.00 feet; thence North 0(degrees)48' East 8.40 feet; thence North 88(degrees)10' West
344.90 feet; thence North 0(degrees)48' East 347.6 feet to the South line of said Midway Lane; thence along said South line South 89(degrees)12' East 24.8 feet; thence continuing along said South line South 84(degrees)35'16" East
321.10 feet to the place of beginning.

          SITE 44- PARK CITY

PARCEL 1:

BEGINNING at a point which is 1508.7 feet North and 1688.4 feet West from the Southeast Corner of Section 35, Township 1 South, Range 4 East, Salt Lake Base and Meridian, said point also being North 47(degrees)00'23" 594.6 feet from the North boundary line of Utah State Highway No. U.S. 40 and running thence North 43(degrees)58'30" West along a boundary of Utah Power and Light Company property 475 feet; thence North 46(degrees)01'30" East along a boundary of Utah Power and Light Company property 458.5 feet; thence South 43(degrees)58'30" East 475 feet; thence South 46(degrees)01'30" West to the point of BEGINNING.

SUBJECT TO A 60 Foot easement and right of way along the Southeasterly border.

TOGETHER WITH an easement over the following described property:

BEGINNING on the Northeasterly boundary line of U.S. Highway No. 40 at a point 1103.2 feet North and 2123.3 feet West from the Southeast Corner of Section 35, Township 1 South, Range 4 East, Salt Lake Base and Meridian; thence North 47(degrees)00'23" East 594.6 feet; thence North 43(degrees)58'30" West 60 feet; thence South 47(degrees)00'23" West 600 feet, more or less, to the Northeasterly boundary line of said U.S. Highway No. 40; thence Southeasterly along a curve to the left 60 feet, more or less to the point of beginning.

LESS and EXCEPTING that portion known as Atkinson Road as it may exist across said land, as described in Quit Claim Deed, recorded April 12, 1982, as entry No. 190297, in Book 216, at Page 826. Excepting therefrom any portion lying within State Road Commission of Utah property as described in Deed in Book 1 at Page 45 of Official Records.

The following is shown for informational purposes only: Tax Parcel No. SS-65-3.

          SITE 91- LELAND YARD

          LOT 1 BEING A PORTION OF PARCEL 1

          BEGINNING at a point 25.88 feet East and 1520.47 feet North (based on the Utah State Coordinate System, Central Zone) from the West quarter corner of
Section 25, Township 8 South, Range 2 East, Salt Lake Base and Meridian; and running thence North 75` 05' 48" East 430.26 feet along a fence; thence North 88` 21' 54" East 872.35 feet along the South side of concrete ditch; thence South 13` 31' 22" East 99.05 feet; thence South 37` 59' 15" East 1877.60 feet along the Southwesterly side of Del Monte Road; thence South 70` 43' 55" West
256.39  feet to the center of a concrete  ditch;  thence  South 89' 07' 22" West
601.71 feet along a fence line; thence North 18' 32' 16" West 465.47 feet along a fence line to the center of a creek; thence North 88` 35' 38" West 151.97 feet along the center of a concrete ditch; thence North 60` 03' 43" West 205.43 feet along the center of a creek; thence North 62` 14' 28" West 120.07 feet along the center of a creek; thence North 62` 49' 47" West 118.39 feet along the center of a concrete ditch; thence North 66` 04' 36" West 74.10 feet along the center of a creek; thence South 86` 26' 53" West 50.30 feet along the center of a creek; thence South 36` 04' 25" West 126.01 feet along the center of a creek; thence South 58` 41' 22" West 74.26 feet along the center of a creek; thence South 43' 15' 07" West 155.78 feet along the center of a creek; thence South 61` 48' 59" West 114.63 feet along the center of a creek; thence South 89` 18' 57" West
55.35 feet along the center of a creek; thence North 12` 43' 40" West 115.89 feet along a fence on the Northeasterly side of Mill Road; thence North 18` 19' 47" West 325.45 feet along a fence on the Northeasterly side of Mill Road; thence North 21` 16' 51" West 790.35 feet along a fence on the Northeasterly side of Mill Road to the point of BEGINNING.

          LESS the following: COMMENCING at a point which is South 89` 31' 59" West 384.57 feet along the Section line and North 2633.30 feet from the South quarter corner of Section 25, Township 8 South, Range 2 East, Salt Lake Base and Meridian; thence South 89` 29' 34" West 619.14 feet along a fence line; thence North 18` 15' 00" West 463.67 feet; thence North 40` 22' 16" East 22.65 feet; thence South 83` 00' 00" East 50.50 feet; thence North 40` 13' 25" East 249.45 feet; thence North 30` 41' 35" West 137.57 feet; thence North 17` 17' 25" West
106.47 feet; thence North 49` 10' 31" West 139.36 feet; thence North 09` 33' 13" West 110.80 feet; thence North 12` 19' 30" West 222.68 feet; thence North 24` 05' 04" West 243.76 feet; thence North 70.59 feet; thence South 37` 52' 47" East 2395.40 feet along the Westerly boundary of a road; thence South 87` 34' 28" West 149.20 feet; thence South 27` 13' 06" West 18.71 feet; thence South 87` 12' 16" West 158.03 feet; thence North 22` 58' 45" West 179.98 feet; thence North 77` 29' 34" West 97.03 feet; thence North 25` 20' 17" West 185.00 feet to the point of BEGINNING.

          For Informational Purposes Only: Tax Parcel No. 25-026-0029.

LOT 2:

COMMENCE at a point 25.88 feet East and 1520.47 feet North (based on the Utah State Coordinate System, Central Zone) from the West quarter corner of Section 25, Township 8 South, Range 2 East, Salt Lake Base and Meridian; and running thence North 75 degrees, 05 minutes, 48 seconds East 430.26 feet along a fence; thence North 88 degrees, 21 minutes, 54 seconds East 791.70 feet along the South side of a concrete ditch to the POINT OF BEGINNING of the property herein described, a point on the east side of said canal or concrete ditch where same turns South and crosses the north boundary of the property of which the property herein described is a portion; thence North 88 degrees, 21 minutes, 54 seconds East 80.65 feet; thence South 13 degrees, 31 minutes, 22 seconds East 99.05 feet; thence South 37 degrees, 59 minutes, 15 seconds East 1493.95 feet along the Southwesterly side of Del Monte Road; thence leaving said Del Monte Road and along the Northeasterly side of an access roadway North 68 degrees, 44 minutes, 00 seconds West 369.90 feet; thence leaving said access roadway and along the east side of the aforementioned canal or concrete ditch North 34 degrees, 18 minutes, 25 seconds West 31.00 feet; North 42 degrees, 54 minutes, 50 seconds West 51.50 feet; North 60 degrees, 52 minutes, 44 seconds West 72.85 feet; North 76 degrees, 06 minutes, 12 seconds West 77.04 feet; North 68 degrees, 35 minutes, 03 seconds West 41.94 feet; North 49 degrees, 26 minutes, 15 seconds West 33.83 feet; North 34 degrees, 09 minutes, 22 seconds West 47.12 feet; North 23 degrees, 56 minutes, 04 seconds West 28.71 feet; North 18 degrees, 29 minutes, 58 seconds West 103.72 feet; North 25 degrees, 55 minutes, 55 seconds West 29.59 feet; North 39 degrees, 33 minutes, 37 seconds West 41.98 feet; North 46 degrees, 23 minutes, 02 seconds West 97.04 feet; North 35 degrees, 05 minutes, 20 seconds West 36.29 feet; North 11 degrees, 18 minutes, 14 seconds West 29.29 feet; North 00 degrees, 44 minutes, 08 seconds East 15.85 feet; North 00 degrees, 32 minutes, 37 seconds East 76.84 feet; North 04 degrees, 35 minutes, 29 seconds West 20.56 feet; North 13 degrees, 38 minutes, 11 seconds West 20.74 feet; North 19 degrees, 04 minutes, 49 seconds West 121.92 feet; and North 23 degrees, 44 minutes, 32 seconds West 421.91 feet to the POINT OF BEGINNING.

LEASED PROPERTY:

SITE 26- 1616 NORTH BECK STREET (HOT PLANT) (GEODYNE)

     Parcel 1:

     COMMENCING 2 rods South and 521.78 feet West from the Northeast corner of the Southeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake and Meridian; and running thence South 45` 59' West 88 feet, more or less, to State Road; thence North 44` 01' West 25 feet; thence North 45` 59' East to a point due West from beginning; thence East to BEGINNING.

     For information purposes only: Tax Sidwell No. 08-23-482-002.

     Parcel 2:

     COMMENCING 2 rods South and 208 feet West from the Northeast corner of the Southeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake and Meridian; and running thence West 50 feet; thence South 125 feet; thence East 50 feet; thence North 125 feet to BEGINNING.

     For information purposes only: Tax Sidwell No. 08-23-482-003.

     Parcel 3:

     COMMENCING 2 rods South and 133 feet West from the Northeast corner of the Southeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; and running thence West 25 feet; thence South 125 feet; thence East 25 feet; thence North 125 feet to COMMENCEMENT.

     For information purposes only: Tax Sidwell No. 08-23-482-004.

     Parcel 4:

     COMMENCING 2 rods West and 198.8 feet South from the Northeast corner of the Southeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; and running thence South 34.71 feet; thence South 45` 59' West 146.4 feet; thence North 44` 01' West 25 feet; thence North 45` 59' East 170.49 feet to COMMENCEMENT.

     ALSO: COMMENCING 2 rods West and 302.93 feet south from said Northeast corner and running thence South 141.56 feet; thence North 44` 01' West
     101.96 feet; thence North 45` 59' East 98.23 feet to BEGINNING.

     For information purposes only: Tax Sidwell No. 08-23-481-006.

     Parcel 5:

     COMMENCING 2 rods South and 2 rods West from the Northeast corner of the Southeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Meridian; and running thence West 100 feet; thence South 125 feet; thence West 25 feet; thence North 125 feet; thence West 50 feet; thence South 125 feet; thence West 50 feet; thence North 125 feet; thence West 263.78 feet, more or less, to Mosby tract; thence South 45` 59' West 88 feet; thence North 44` 01' West 25 feet; thence North 45` 59' East 60 feet, more or less, to a point due West of the point of beginning; thence West to State Road; thence South 44` 01' East along said Road 879 feet; more or less, to a point which is South 0` 05' East 708.40 feet from the point of beginning; thence North 0` 05' West 234.91 feet; thence North 44` 01' West 101.96 feet; thence North 45` 59' East 98.23 feet; thence North 0` 05' West 69.4 feet; thence South 45` 59' West 146.4 feet; thence North 44` 01' West 25 feet; thence North 45` 59' East 170.49 feet; thence North 0` 05' West 165.8 feet to the point of BEGINNING.

     LESS AND EXCEPTING THEREFROM the following described parcel: BEGINNING at a point on the Northerly right of way line of Beck Street, said point being North along the Section line 598.87 feet and North 44` 01' West 23.75 feet from the Southwest corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; said point also being in the center of Davis Street as created by that plat of Empire Addition; and running thence North along the center of said Davis Street 128.0 feet; thence South 45` 59' West 90 feet to the Northerly right of way line of Beck Street; thence along said Northerly line South 44` 01' East 91 feet to the point of BEGINNING.

     For information purposes only: Tax Sidwell No. 08-23-482-008.

     Parcel 6:

     BEGINNING at a point which is North along the Section line 598.87 feet and North 44` 01' West 23.75 feet and North along the center of Davis Street
     128.0 feet from the Southwest corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; and running thence North along the center of Davis Street 532.0 feet; to a point which is East 16.5 feet from the Northeast corner of Block 11, Empire Addition; thence South 44` 01' East 384 feet; thence South 45` 59' West 368.2 feet to the point of BEGINNING.

     LESS AND EXCEPTING THEREFROM that portion lying within the bounds of vacated Davis Street.

     For information purposes only: Tax Sidwell No. 08-24-300-015.

     Parcel 7:

     BEGINNING at the Southeast corner of the Northeast quarter of the Southeast quarter of Section 23, Township 1 North, Range 1 West, Salt Lake Base and Meridian; said point being North 0` 00' 18" East along the East line of said Section 23, 1294.44 feet from the Southeast corner of said Section 23; and running thence North 89` 41' 54" West along the South line of the Northeast quarter of the Southeast quarter of said Section 23, 653.49 feet to the East right of way line of U. S. Highway 91 (Beck Street); and running thence North 44` 00' 53" West along said East right of way line
     260.32 feet; thence South 89` 41' 54" East 331.73 feet; thence North 0` 00' 18" East 112.65 feet; thence South 89` 41' 54" East 502.66 feet to the East line of said Section 23; thence South 0` 00' 18" West 298.90 feet to the point of BEGINNING.

     LESS AND EXCEPTING THEREFROM the following described parcel: BEGINNING at a point which is North along the Section line 1258.87 feet from the Southwest corner of Section 24, Township 1 North, Range 1 West, Salt Lake Base and Meridian; and running thence North along the Section line 335.0 feet, more or less; thence West 318.00 feet; thence South 44` 01' East 462.0 feet to the point of BEGINNING.

     For information purposes only: Tax Sidwell No. 08-23-427-004.

SITE 25 (FALCON RIDGE QUARRY)

PARCEL 3A: 25A - AS SHOWN ON SURVEY

Beginning 435.3 feet North from the center of Section 25, Township 1 North, Range 1 West, Salt Lake Base and Meridian; thence North 651.3 feet; thence North 50(degrees) West 115.5 feet more or less; thence South 63(degrees)56' West 324.1 feet more or less to Premium Oil Co., et al tract; the South 19(degrees)4' West
177.7 feet more or less to the relocated Easterly line of Victory Road; thence along the Easterly line of Victory Road the following 4 courses; South 49(degrees)42' East 94.0 feet more or less; thence South 43(degrees)59' East
200.0 feet; thence South 41(degrees)50' East 133.0 feet; thence Southeasterly along a 2,939.9 foot radius curve to the right 127.6 feet more or less to the point of beginning.


          The following is shown for informational purposes only: Tax Sidwell No. 08-25-126-014

PARCEL 3B (REFERRED TO AS THE "SINCLAIR OIL" PARCEL):

Part of Reserve in Block 3, Warm Springs  Subdivision  (Vacated)  described  as:
Beginning 74 rods North of the Center of Section 25, Township 1, North, Range 1 West, Salt Lake Base and Meridian; thence South 63(degrees) 56' West 5 rods; thence South 50(degrees) East 7 rods; thence North 7.6 rods to the point of beginning.


          The following is shown for informational purposes only: Tax Sidwell No. 08-25-126-013

SITE 30- BACCHUS PIT NO. 2


BEGINNING at a point on the quarter Section line, said point being South 89` 51' 35" East 788.03 feet from the West quarter corner of Section 22, Township 2 South, Range 2 West, Salt Lake Base and Meridian; and running thence North 0` 02' 46" West 696.65 feet; thence South 88` 07' 54" East 1615.85 feet to the Westerly right of way line of Utah State Highway No. 111; thence Southeasterly along said right of way along a 5654.70 foot radius curve to the right, chord bears South 18` 32' 22" East 948.85 feet, a distance of 949.97 feet to the quarter Section; thence along the quarter section line South 1` 16' 57" East 1089.10 feet to the 40 acre line; thence North 88` 43' 03" East 131.37 feet; thence Southerly along the Westerly right of way line of said Highway 111 along the arc of a 5654.70 foot radius curve to the right, chord bears South 4` 14' 37" West 1346.43 feet, a distance of 1349.63 feet to the South line of said
Section 22; thence South 89` 59' 27" West along said South line 1.71 feet to the South quarter corner of said Section 22; thence North 89` 58' 58" West 1327.29 feet along said South line of Section 22; thence along a fence line the following (9) courses; North 1` 46' 39" West 658.66 feet; North 1` 29' West
103.54 feet;  North 63` 58' East 52.77 feet;  North 2` 43' 46" East 353.13 feet;
North 1` 12' 22" West 577.42 feet;  North 1` 32' 40" West 392.32 feet;  North 1`
15' 18" West 197.46 feet; North 3` 07 18" West 200.05 feet; and North 3` 25' 28"
West 178.25  feet to the quarter  Section  line;  thence  North 89` 51' 35" West
635.72 feet to the point of BEGINNING.

     LESS AND EXCEPTING therefrom the following described property owned by Utah Power & Light:

     COMMENCING South 60` 22' 25" West 3622.6 feet from the East quarter corner of Section 22, Township 2 South, Range 2 West, Salt Lake Base and Meridian; and running thence South 1` 13' 35" East 100 feet; thence South 88` 46' 25" West 100 feet; thence North 1` 13' 35" West 100 feet; thence North 88` 46' 25" East 100 feet to COMMENCEMENT.

For Informational purposes only: Tax Sidwell No's. 20-22-151-001; 20-22-300-003; 20-22-400-004; and 20-22-400-006.

SITE 90- LEHI


          LEASE AREA

          Beginning at a point 239.72 feet and west 2415.97 feet from the center of Section 16, Township 5 South, Range 1 West, Salt Lake Base & Meridian; thence
N.  33(degrees)11'28"  E 50.00 feet; thence N.  56(degrees)11'13" W 206.65 feet;
thence N. 88(degrees)52'32" W 87.21 feet; thence S 01(degrees)07'28" W 357.83 feet; thence S 89(degrees)07'32" E 410.32 feet; thence N 39(degrees)53'14" W
267.78 feet to the point of beginning.

          50' EASEMENT

          Beginning at a point North 239.72 feet and West 2415.97 feet from the center of Section 16, Township 5 South, Range 1 West, Salt Lake Base & Meridian; thence S 57(degrees)04'08" E 360.60 feet; thence S 87(degrees)08'11" E 158.06 feet; thence N 85(degrees)32'08" E 646.15 feet; thence N 78(degrees)49'18"E
166.21 feet; thence N 64(degrees)02'29" E 195.78 feet; thence N 00(degrees)38'01" E 55.92 feet; thence S 64(degrees)02"29" W 220.81 feet; thence S 80(degrees)05'39" W 168.24 feet; thence S 85(degrees)32'08" W 622.21 feet;
thence N 87(degrees)08'11" W 141.43 feet; thence N 57(degrees)04'08" W 346.94 feet; thence S 33(degrees)11'28" W 50.00 feet to the point of beginning.

          55' EASEMENT

          Beginning at a point North 34.47 feet and West 2258.37 feet from the center of Section 16, Township 5 South, Range 1 West, Salt Lake Base & Meridian; thence N 89(degrees)07'32" W 68.62 feet; thence S 38(degrees)33'19" E 272.33 feet; thence S 33(degrees)57'04" E 65.54 feet; thence S 22(degrees)38'51" E
109.96 feet; thence S 01(degrees)41"56" E 52.31 feet; thence N 78(degrees)51'44" E 71.92 feet along the Northern Right of Way of State Road 73; thence N 21(degrees)18'39" W 52.61 feet; thence N 22(degrees)38'51" W 125.82 feet; thence N 33(degrees)57'04" W 72.92 feet; thence N 38(degrees)33'19" W 230.88 feet to the point of beginning

          The following is shown for informational purposes only:

          Tax Sidwell No. 58-033-0013.

SITE  177 -TOOELE

          Beginning at the North 1/4 corner Section 2 which is the true Point of Beginning, Township 5 South, range 5 west, Salt Lake Base and Meridian; Thence S 88(degrees)46'22" E 2635.61 feet along the North Section line to the Northeast corner of said Section; Thence S 00(degrees)30'11" E 2661.67 feet along the Section line to the east 1/4; Thence S 00(degrees)06'29" E 2638.45 feet along the Section line to the Southeast corner; Thence N 89(degrees)44'17" W 2649.28 feet along the Section line to the South 1/4; Thence N 89(degrees)44'18" W 2649.28 feet along the Section line to the Southwest corner; Thence N 01(degrees)13'39" E 2604.59 feet along the Section line to the west 1/4; Thence N 89(degrees)53'17" E 1293.27 feet along the quarter Section line to the Southwest corner of the Southeast quarter of the Northwest quarter; Thence N 00(degrees)26'56" E 2755.34 feet along the 1/16 Section line to the Northwest corner of the Northeast quarter of the Northwest quarter; Thence S 88(degrees)39'45" E 1264.84 feet along the Section line to the Point of Beginning.

                  SCHEDULE 4.6.1(c) ZONING; NON-CONFORMING USE

SITE 26- 1616 NORTH BECK STREET (GEODYNE HOT PLANT)

Site is in a M1 zone in Salt Lake City. The asphalt plant operation is a non-conforming use in this zone. Asphalt plants are not a permitted use in this zone and are only permitted uses in the EI zone. Further, the aggregate stockpiles that exist at this tract are non-conforming in that they do not have a conditional use approval. Aggregates stockpiles are only allowed in the M1 zone by conditional use approval. The status is that because of the long standing asphalt operation and stockpile existence, at least back to 1985, which is the date of the earliest air permit found, the use is grand-fathered.


SITE 25- N. VICTORY ROAD (FALCON RIDGE QUARRY)

Site is split between an EI extractive industries zone and OS open space zone in Salt Lake City. Quarrying and all associated activities are permitted uses in an EI zone but are not permitted in the OS zone. No actual mining activities are occurring in the OS zone other than some minor exploration and water line pipes. However, the OS zone does currently curtail expansion of the mining activity on the site.

SITE 44- PARK CITY

Ready mix operations are a grand-fathered use in Summit County pursuant to the development code that was adopted by Summit County in 1996. A rezoning request for new applications and for building permits is required in this development zone area.

                 SCHEDULE 4.6.1(c)(B) OTHER NON-CONFORMING USES


          None, except as disclosed on SCHEDULE 4.6.1(c).

          SCHEDULE 4.6.1(d) CONDEMNATION AND EMINENT DOMAIN PROCEEDINGS


                                      NONE

          SCHEDULE 4.6.1(g) SPECIAL TAXES; PLANNED IMPROVEMENTS; NOTICES

SITE 90- LEHI

1. The terms and provisions of the "Farmland Assessment Act of 1969" in Title 59, Chapter 2, Part 5 of the Utah Code, and amendments thereto, disclosed by that certain Application for Taxation of Agricultural Land, dated August 31, 1994, and recorded November 3, 1994, as Entry No. 84870, in Book 3562, at page 21, of Official Records, which, in part, provides for the right of Utah County to reassess said property for previous years and the collection of additional taxes resulting from any such reassessment.

SITE 30- BACCHUS PIT NO. 2

1. The terms and provisions of the "Farmland Assessment Act of 1969" in Title 59, Chapter 2, Part 5 of the Utah Code, and amendments thereof, disclosed by that certain Application for Taxation of Agricultural Land, recorded December 6, 1976, as Entry No. 2883805, in Book 4422, at page 1060, of Official Records, which, in part, provides for the right of Salt Lake County to reassess said property for previous years and the collection of additional taxes resulting from any such reassessments.

2. Any special assessments due or to become due for Salt Lake County Service Area No. 1, as disclosed by that certain Resolution recorded December 30, 1993, as Entry No. 5699874, in Book 6841, at page 1030, of Official Records.

SITE 32- 1730 BECK STREET

NONE

SITE 47- POINT OF THE MOUNTAIN

NONE

SITE 26- 1616 NORTH BECK STREET

NONE

SITE 44- PARK CITY

NONE

SITE 38- HEBER CITY

NONE

SITE 25- FALCON RIDGE QUARRY

NONE

SITE 91- LELAND YARD

NONE

           SCHEDULE 4.6.1(h) STRIPS AND GORES AFFECTING THE PROPERTY;
                            ABSENCE OF ACCESS RIGHTS

HEBER CITY

Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Heber City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684.

     a.   Deed overlap with adjoining property

     b.   Variation of fence lines from deed lines

     c.   Deed encroachment along the southerly property line.

BACCHUS #2

Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Magna, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

     a.   Variation of fencelines from the deed lines.

PARK CITY

Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Park City, Utah", dated March 28, 2001, prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

     e.   Variation of fence lines from deed lines.

     f.   Encroachment of fence into Atkinson Road

     g. Encroachment of improvements onto the easement of Salt Lake Pipeline Company

     h.   Encroachment of improvements across the northwesterly property line.

LELAND

Any rights, interests, or claims which may exist or arise by reason of the following fact(s) shown on a survey plat entitled "Utah Gravel, Spanish Fork, UT" dated March 28, 2001 prepared by International Land Services, Inc., Bradley
D. Daley LS No. 259684:

     a.   Deed encroachments and gaps along southerly line of property.

     b. Variation of fence lines from deed line and deed gap along northerly line of property.

     c. Concrete pad encroachment into road right-of-way on easterly line of property.

     d. Pursuant to title policy pro forma survey description varies from title description.

FALCON RIDGE QUARRY

Any rights, interests, or claims which may exist or arise by reason of the following facts(s) shown on a survey plat entitled "Utah Gravel, Salt Lake City, UT "dated March 28, 2001 prepared by International Land Services, Inc., Bradley
D. Daley LS No. 259684:

     a.   Fence line encroachment along the Northwesterly portion of Parcel 3A.

     b.   Encroachments of improvements in the setback area.

POINT OF THE MOUNTAIN

Any rights, interests, or claims which may exist or arise by reason of the following facts(s) shown on a survey plat entitled "Draper, Point of the Mountain" dated March 28, 2001 prepared by International Land Services, Inc., Bradley D. Daley LS No. 259684:

     c. Encroachment of improvements onto the abutting property along the southerly boundary.

     d. Third party rights of ingress and egress based on the location of driveway improvements.

                         SCHEDULE 4.6.1(j) WATER RIGHTS

SITE 32- 1730 NORTH BECK STREET QUARRY

Sellers' rights under that certain Underground Water Rights Claim No. 15292 dated April 20, 1936 and as described in that certain Certificate of Beneficial Use No. 57-8702 (A59401) from the State of Utah.


SITE 47- POINT OF THE MOUNTAIN (READY MIX ONLY)

          Sellers' rights under that Certificate of Beneficial Use, Water Right No. 57-8363 (A39479a) - State of Utah.


SITE 44- PARK CITY (READY MIX ONLY)

The Sellers' water rights as set forth in Water Claim No. 1697 35-7483.

                     SCHEDULE 4.6.1(k) OWNED QUARRY PROPERTY

Partial assignment of the Royalty and Consulting Agreement dated as of February 18, 1998 by and among G. Elaine Rolfe, Kim V. Rolfe, Kerry D. Rolfe, Kurt E. Rolfe and Kelley l. Dawson and Rolfe Development, LLC as their assignee and Falcon Ridge Construction (predecessor in interest to Geodyne Beck Rock Products, Inc.) (as to the 18 acres only).


          Push and Blast Oral Agreement with Rolfes only to the extent of the following teerms: (i) the Rolfes blast from the 30 acre parcel and push the blasted ore to the crusher; (ii) once the ore is crushed, the Rolfes are to be paid $0.85 a ton; and (iii) Parson assumes responsibility for payment with respect to ore that has been pushed and blasted but not crushed as of the Closing Date. Liability for all other terms and conditions of said oral agreement remain with Seller.

             SCHEDULE 4.6.1.1 EXCEPTIONS TO ASSETS IN GOOD CONDITION

Beck Street Dam

                      SCHEDULE 4.6.1.4 BREACH OF OPERATIONS

                                      NONE

       SCHEDULE 4.6.1.5 REQUIRED CONSENTS TO ASSIGNMENT OF PROPERTY LEASES


SITE 26- 1616 NORTH BECK STREET (HOT PLANT)

The prior written consent of A.C. Financial is required to assign the Commercial Lease Agreement dated as of February 20, 1998, by and among A.C. Financial (as landlord), Geodyne Transport, Inc. (as tenant) and Western Aggregates Holding Corp. (as guarantor).

SITE 25A- 1080 N. VICTORY ROAD (FALCON RIDGE QUARRY)

The prior written consent Sinclair Oil Corporation is required to assign the Lease dated as of August 18, 2000, by and between Sinclair Oil Corporation (as landlord) and Geodyne Transport, Inc. (as tenant).

SITE 177- TOOELE

The prior written consent of the State of Utah School and Institutional Trust Lands Administration must be obtained to assign the Ordinary Sand and Gravel Permit between Western Aggregates, Inc. (as permittee) and the State of Utah School and Institutional Trust Lands Administration (as permitter) dated June 16, 2000.

                        SCHEDULE 4.6.1.6 VIOLATION OF LAW

SITE 38 HEBER CITY


TWO OUT BUILDINGS HAVE NEVER RECEIVED FINAL CERTIFICATES OF OCCUPANCIES AND THEIR BUILDING PERMITS HAVE ACTUALLY EXPIRED. VIOLATION IS IN THE PROCESS OF BEING CORRECTED AT THE EXPENSE OF THE SELLER.


SITE 25- N. VICTORY ROAD (FALCON RIDGE QUARRY)

     1. There were two stop work orders for the activity in the OS zone that were issued by The Planning Staff of Salt Lake City in December 1999. Some reseeding and re-vegetation are still to be done. No mining activity has actually occurred in this OS zone

     2. There is no notice of intent for this site that has been approved by the Division of Oil, Gas and Mining (DOGM) (i.e. no "large mine permit")

SITE 32- 1730 BECK STREET

There is no notice of intent for this site that has been approved by the Division of Oil, Gas and Mining (DOGM) (i.e. no "large mine permit")

              SCHEDULE 4.6.1.7 ASSETS OUTSIDE OF THE STATE OF UTAH

Monroc maintains certain assets outside the State of Utah.

                  SCHEDULE 4.6.2(a) LIENS ON PERSONAL PROPERTY

                                      NONE

                SCHEDULE 4.6.2(b) CONDITION OF PERSONAL PROPERTY

                                      NONE

                      SCHEDULE 4.8.2 EMPLOYEE BENEFIT PLANS

PENSION PLANS

     1.   Retirement Teamsters Trust Fund - Local 222
     2.   Retirement Operating Engineers Trust Fund - Local 3

WELFARE PLANS

     1.   USAI Dental Plan
     2.   USAI Prescription Plan - PCS
     3.   Voluntary Life Credit Union - Local 222
     4.   Voluntary Life Credit Union - Local 3
     5.   Voluntary Life Reliance Standard
     6.   Group Life Reliance Standard
     7.   Group Life Operating Engineers Trust Fund
     8.   Prescription Plan - Operating Engineers Trust Fund
     9.   Dental Plan - Operating Engineers Trust Fund
     10.  Group Medical Plan - Operating Engineers Trust Fund
     11.  Group Life Teamsters Trust Fund
     12.  Prescription Plan - Teamsters Trust Fund
     13.  Dental Plan - Teamsters Trust Fund
     14.  Group Medical Plan - Teamsters Trust Fund
     15.  STD Reliance Standard Trust Fund
     16.  STD Operating Engineers Trust Fund
     17.  STD Teamsters Trust Fund
     18.  LTD Reliance Standard

OTHER PLANS

     1.   USAI 401(K) Plan
     2.   Monroc Employee Stock Option Plan

       SCHEDULE 4.8.2(b) OBLIGATIONS TO CONTRIBUTE TO MULTI-EMPLOYER PLANS

PENSION PLANS

     1.   Retirement Teamsters Trust Fund - Local 222
     2.   Retirement Operating Engineers Trust Fund - Local 3

WELFARE PLANS

     1.   Voluntary Life Credit Union - Local 222
     2.   Voluntary Life Credit Union - Local 3
     3.   Group Life Operating Engineers Trust Fund- Local 3
     4.   Prescription Plan - Operating Engineers Trust Fund- Local 3
     5.   Dental Plan - Operating Engineers Trust Fund- Local 3
     6.   Group Medical Plan - Operating Engineers Trust Fund- Local 3
     7.   Group Life Teamsters Trust Fund- Local 222
     8.   Prescription Plan - Teamsters Trust Fund- Local 222
     9.   Dental Plan - Teamsters Trust Fund- Local 222
     10.  Group Medical Plan - Teamsters Trust Fund- Local 222
     11.  STD Operating Engineers Trust Fund- Local 3
     12.  STD Teamsters Trust Fund- Local 222

          SCHEDULE 4.8.2(c) OBLIGATIONS TO CONTRIBUTE TO PENSION PLANS

PENSION PLANS

     1.   Retirement Teamsters Trust Fund - Local 222
     2.   Retirement Operating Engineers Trust Fund - Local 3

                           SCHEDULE 4.8.6 RESIGNATIONS

The following employees will be offered continued positions with the Sellers:



   EMPLOYEE NAME                EMPLOYER                     POSITION
--------------------------------------------------------------------------------

Rex Benion                      Valley Materials             Operating Engineer
--------------------------------------------------------------------------------

John Brereton                   Valley Materials             Operating Engineer
--------------------------------------------------------------------------------

Justin Cozad                    Geodyne                      Quarry Manager
--------------------------------------------------------------------------------

Clark Vielstich                 Geodyne                      Loader/Operator
--------------------------------------------------------------------------------

George Freestone                Geodyne                      Crusher/Operator
--------------------------------------------------------------------------------

Kenneth Durham                  Geodyne                      Loader/Operator
--------------------------------------------------------------------------------

William Darr                    Geodyne                      Crusher Maintenance
--------------------------------------------------------------------------------

Stacey Freeze                   Geodyne                      Weigh Master
--------------------------------------------------------------------------------

Deborah Snow                    Geodyne                      Weigh Master
--------------------------------------------------------------------------------


The Sellers do not anticipate that most of these employees will accept such employment.

                 SCHEDULE 4.8.7 COLLECTIVE BARGAINING AGREEMENTS


1. Ready Mix Sand and Gravel Agreement between Monroc, Inc and Teamsters, Chauffeurs, Warehousemen and Helpers Local 222 dated August 4, 1998.

2. Contract #57736-44 between Monroc, Inc. and Operating Engineers No. 3 the International Union of Operating Engineers, AFL-CIO dated September 21, 1998.

3. Agreement between Valley Asphalt, Inc. and the Operating Engineers Local Union No. 3, International Union of Operating Engineers, AFL-CIO dated July 16, 1999.

                       SCHEDULE 4.8.7(b) LABOR GRIEVANCES

                                      NONE

                      SCHEDULE 4.9.1 EMPLOYEE COMPENSATION

See attached Employee Lists.

              ATTACHMENT TO SCHEDULE 4.9.1 - EMPLOYEE COMPENSATION

                        GEODYNE BECK ROCK PRODUCTS, CORP.
--------------------------------------------------------------------------------
                                                               SALARY/
                        JOB                          UNION     HOURLY     HIRE
      NAME             TITLE        LOCATION        STATUS      RATE      DATE
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *       6/9/00
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *      2/22/99
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *       3/8/99
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *       5/4/98
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *     12/20/99
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *      5/19/00
--------------------------------------------------------------------------------
        *             Crusher     Falcon Ridge     Non-Union      *     10/25/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        *             Asphalt     Beck Street      Non-Union      *       3/2/98
--------------------------------------------------------------------------------
        *             Asphalt     Beck Street      Non-Union      *      8/10/92
--------------------------------------------------------------------------------

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                             EAGLE VALLEY MATERIALS
--------------------------------------------------------------------------------
                                                               SALARY/
                        JOB                          UNION     HOURLY      HIRE
      NAME             TITLE        LOCATION        STATUS      RATE       DATE
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *      2/4/91
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *     11/5/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *      4/5/99
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *      7/6/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *    10/17/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *     8/14/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *      8/8/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *     5/10/99
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *      8/1/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *     11/1/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *    10/27/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *    11/22/00
--------------------------------------------------------------------------------
        *              Driver         Lehi        Non-Union        *     7/23/99
--------------------------------------------------------------------------------
        *              yard           Lehi        Non-Union        *     4/27/93
--------------------------------------------------------------------------------


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                                   MONROC INC
--------------------------------------------------------------------------------
                                                               SALARY/
                        JOB                          UNION     HOURLY      HIRE
      NAME             TITLE        LOCATION        STATUS      RATE       DATE
--------------------------------------------------------------------------------
        *          Loader Oper      Park City      Union                 5/15/89
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  6/3/91
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 8/27/80
--------------------------------------------------------------------------------
        *          Mechanic         Park City      Union                 3/18/91
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  6/8/95
--------------------------------------------------------------------------------
        *          Plant Oper       Heber City     Union                 5/23/94
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  6/3/98
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 5/18/99
--------------------------------------------------------------------------------
        *          Driver           Heber City     Union                 4/30/99
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 8/15/00
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 6/24/99
-------------------------------------------------------------------------------
        *          Driver           Heber City     Union                10/17/78
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  6/3/98
--------------------------------------------------------------------------------
        *          Driver           Heber City     Union                11/10/99
--------------------------------------------------------------------------------
        *          Mechanic         Park City      Union                 12/4/98
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                10/24/78
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  9/8/83
--------------------------------------------------------------------------------
        *          R/M Supervisor   Park City      Non-Union      *      6/28/99
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 9/20/79
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 2/14/00
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  4/6/99
--------------------------------------------------------------------------------
        *          Loader Oper      Park City      Union                 6/15/89
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                10/31/77
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 9/23/93
--------------------------------------------------------------------------------
        *          Driver           Heber City     Union                 9/20/00
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 4/30/98
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                 3/12/81
--------------------------------------------------------------------------------
        *          Driver           Heber City     Union                 6/16/80
--------------------------------------------------------------------------------
        *          Mechanic         Park City      Union                  7/1/92
--------------------------------------------------------------------------------
        *          Driver           Park City      Union                  5/6/81
--------------------------------------------------------------------------------
        *          Plant Oper       Park City      Union                 9/23/77
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        *          Mechanic         SL Shop        Union                 5/30/00
--------------------------------------------------------------------------------
        *          Supv             SL Shop        Union                  5/9/73
--------------------------------------------------------------------------------
        *          Mechanic         SL Shop        Union                10/25/99
--------------------------------------------------------------------------------
        *          Greaser/Tireman  SL Shop        Union                 4/24/75
--------------------------------------------------------------------------------
        *          Mechanic         SL Shop        Union                10/11/75
--------------------------------------------------------------------------------
        *          Mechanic         SL Shop        Union                  6/1/99

--------------------------------------------------------------------------------
        *          Driver           Pt of Mtn      Union                  5/7/96
--------------------------------------------------------------------------------

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

--------------------------------------------------------------------------------
        *          Loader Oper       Pt of Mtn      Union                 7/8/96
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                3/29/94
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                7/16/99
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                8/25/97
--------------------------------------------------------------------------------
        *          Loader Oper       Pt of Mtn      Union                9/12/00
--------------------------------------------------------------------------------
        *          Pit Oper          Pt of Mtn      Union                7/29/98
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                4/31/00
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                7/13/98
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                6/20/00
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union               11/30/99
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                6/10/95
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                6/30/99
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                4/12/99
--------------------------------------------------------------------------------
        *          Pit Oper          Pt of Mtn      Union                 1/5/98
--------------------------------------------------------------------------------
        *          Driver            Pt of Mtn      Union                6/15/98

--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                6/14/89
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                7/21/98
--------------------------------------------------------------------------------
        *          Pit Oper          Beck Pit       Union                6/15/00
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                3/22/99
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                6/15/98
--------------------------------------------------------------------------------
        *          Salary - Supv     Beck Pit       Non-Union        *   4/10/63
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                 6/1/79
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                1/28/00
--------------------------------------------------------------------------------
        *          Loader Oper       Beck Pit       Union                10/4/65
--------------------------------------------------------------------------------
        *          Dispatcher/Clerk  Beck Pit       Union                 5/9/83
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                7/28/90
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                4/12/99
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                6/29/00
--------------------------------------------------------------------------------
        *          R/M Supervisor    Beck Pit       Non-Union        *    7/1/96
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                 7/1/98
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                5/11/94
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                 9/1/71
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                7/17/95
--------------------------------------------------------------------------------
        *          Bulker Driver
                   (Cement)          Utah           Union                3/20/67
--------------------------------------------------------------------------------
        *          Driver            Beck Pit       Union                7/29/99
--------------------------------------------------------------------------------
        *          Pit Oper          Beck Pit       Union                2/23/98
--------------------------------------------------------------------------------

No Bacchus Plant Employees at this time

--------------------------------------------------------------------------------
        *          Salesman          Park City      Non-Union        *   3/29/96
--------------------------------------------------------------------------------
        *          Salesman          Heber          Non-Union        *   4/23/99
--------------------------------------------------------------------------------
        *          Mgr - Sales       Corp Ofc       Non-Union        *    5/5/00
--------------------------------------------------------------------------------

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

--------------------------------------------------------------------------------
        *          Dispatch Manager  Corp Ofc      Non-Union      *       1/5/98
--------------------------------------------------------------------------------
        *          Dispatch          Corp Ofc      Non-Union      *      3/18/00
--------------------------------------------------------------------------------
        *          Dispatch          Corp Ofc      Non-Union      *      7/23/97
--------------------------------------------------------------------------------
        *          Receptionist      Corp Ofc      Non-Union      *      3/14/00
--------------------------------------------------------------------------------
        *          Admin Asst        Corp Ofc      Non-Union      *      9/21/00
--------------------------------------------------------------------------------
        *          Salesman          Corp Ofc      Non-Union      *      8/22/63
--------------------------------------------------------------------------------

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                              VALLEY ASPHALT, INC.
--------------------------------------------------------------------------------
                                                              SALARY/
                        JOB                         UNION     HOURLY       HIRE
      NAME             TITLE      LOCATION         STATUS      RATE        DATE
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       8/18/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       4/18/96
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        6/2/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        8/3/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       7/16/96
--------------------------------------------------------------------------------
        *          Manager        Spanish Fork    Non-Union      *       10/1/00
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       7/19/80
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        5/8/96
--------------------------------------------------------------------------------
        *          Manager        Spanish Fork    Non-Union      *       5/15/97
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        5/5/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        5/2/00
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       1/19/96
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       7/27/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       5/10/00
-------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       2/10/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       11/8/96
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       2/16/00
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       4/11/96
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       6/13/97
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        6/7/99
--------------------------------------------------------------------------------

-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       2/16/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       3/24/95
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        7/2/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       2/28/95
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       6/24/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        6/3/00
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       4/10/00
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *        7/6/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       8/14/95
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       4/19/99
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       12/2/98
--------------------------------------------------------------------------------
        *          Manager        Spanish Fork    Non-Union      *        1/1/82
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       3/12/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *      11/30/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       7/23/98
--------------------------------------------------------------------------------
        *          Driver         Spanish Fork    Non-Union      *       11/8/96
--------------------------------------------------------------------------------


-----------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                       SCHEDULE 4.10.1 MATERIAL CONTRACTS

1. Those Contracts to be assumed by Staker and Parson listed on SCHEDULE 1.1(e)(i) and SCHEDULE 1.1(e)(ii).

2. Those property leases to be assumed by Staker and Parson listed on SCHEDULE 1.4(b)(i) and SCHEDULE 1.4(b)(ii).

3.   Those Contracts listed on SCHEDULE 4.8.7.

                       SCHEDULE 4.11.1 HAZARDOUS MATERIALS

Any items listed in the Environmental Site Assessments prepared by RETECH are incorporated herein by reference including the following:


          POINT OF THE MOUNTAIN

          Electrical equipment on the property, such as transformers, capacitors and ballasts manufactured before 1979 and hydraulic fluids and other lubricants may contain PCBs.

          Minor soil stainage due to improper spillage containment in the waste storage area.

          1730 BECK STREET

          Some stained soil at the site.

          One transformer with a sticker indicating that it contains PCBs.

          Some contamination discovered under workshop following permitted removal of UST.

          Monitoring wells installed in connection with minor fuel spill.

          PARK CITY

          Some stained soil.

          HEBER CITY

          Some stained soil.

          BACCHUS PIT #2

          None

          LEHI

          None

          LELAND YARD

          Some minor soil staining.

          Some AST's without secondary containment structures.

          Some motor oil and waste oil containers without containment structures and uncontrolled shop drain discharges.

          FALCON RIDGE QUARRY

          Minor soil staining.

          GEODYNE HOT PLANT

          Minor soil staining.

          Transformers on the site possibly containing PCBs.

                   SCHEDULE 4.11.2 ENVIRONMENTAL REQUIREMENTS

See SCHEDULES 4.5.3,  4.6.1.6, 4.11.1, 4.11.3, 4.11.4, 4.13

                      SCHEDULE 4.11.3 NOTICE OF VIOLATIONS

Any items listed in the Environmental Site Assessments prepared by RETECH and the following notices, all of which have been resolved without any liability to the Buyers:

SITE 26- 1616 NORTH BECK STREET (GEODYNE HOT PLANT)

DAQC-1495-2000 Notice of Violation and Order for Compliance dated 11/13/00.

SITE 32- 1730 BECK STREET

1.  DAQC 607-2000 Notice of Violation (fugitive dust) dated 5/15/00.

2.  See attached list of MSHA mine violations.

SITE 47 POINT OF THE MOUNTAIN

DAQC 1078-97 Notice of Violation and Order for Compliance (State of Utah Department of Environmental Quality, Division of Air Quality)

Utah Air Quality Board Notice of Violation and Order for Compliance No. 97070038 dated August 7, 1997

January 7, 1998 letter from Monroc to Utah Air Quality Board concerning the basis for civil penalty resulting from Notice of Violation

DAQC 841-2000 Notice of Violation dated 6/26/00.

7/11/97 Notice of Violation related to emissions observations.

DAQC-2084-96 Revised Settlement Agreement dated December 10, 1996 to resolve air violations dated August 25, 1996 and October 1, 1996.

SITE 25 FALCON RIDGE QUARRY

See attached list of MSHA mine violations.

Attachments to Schedule 4.11.3 - Notice of Violations

                                 MINE VIOLATIONS
Mine ID:         4200410                         Mine Name:       NSL PIT

Operator:        MONROC INC                      Ownership Date:  1/1/95

Parent Company:  US AGGREGATE INC                Status Date:     3/15/99

Mine Status:     Active                          Type of Mine:    Strip/Open Pit

Mined Material:  Construction Sand & Gravel
                 Mining, N.E.C.

State:           UT

From:            03-22-1996 to 3/22/01

Assessment  data is not yet complete prior to 10/1/1994.

These, and violations not yet assessed, are marked by n/a.

Standards may contain leading zeros after the port, e.g.  75.00321 relates to 30

CFR 75.321



                              CITATIONS AND ORDERS
                     Mine ID: 4200410 Operator: MONROC INC.

-----------------------------------------------------------------------------------------------------------------------------------

Contractor    Citation/     Date      Type of    Citation/    S S S    Standard     Proposed       Current/Final       Amount Paid
   ID         Order No.    Issued      Action      Order                            Penalty ($)      Penalty ($)        to Date ($)
-----------------------------------------------------------------------------------------------------------------------------------
               7909420     3/10/00      104A         C          N      56.13015A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7909418     3/9/00       104A         C          N      56.14132A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7909419     3/9/00       104A         C          Y      56.14132A      294.00             294.00           294.00
-----------------------------------------------------------------------------------------------------------------------------------
    YPJ        7909421     3/9/00       104A         C          N      56.14132A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
    YPJ        7909422     3/9/00       104A         C          N       56.14103       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7908239     3/12/99      104A         C          N      56.14132A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7908240     3/12/99      104A         C          N      56.14107A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7908233     3/11/99      104A         C          Y       56.12016      224.00             224.00           224.00
-----------------------------------------------------------------------------------------------------------------------------------
               7908234     3/11/99      104A         C          N      56.14132A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7908235     3/11/99      104A         C          Y       56.03131      207.00             207.00           207.00
-----------------------------------------------------------------------------------------------------------------------------------
               7906236     3/11/99      104A         C          Y      56.14107A      184.00             184.00           184.00
-----------------------------------------------------------------------------------------------------------------------------------
               7906237     3/11/99      104A         C          Y      56.14107A      184.00             184.00           184.00
-----------------------------------------------------------------------------------------------------------------------------------
               7906238     3/11/99      104A         C          N      56.14132A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907634     8/12/98      104A         C          Y       56.11001      140.00             140.00           140.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907827     8/11/98      104A         C          Y      56.14130G      140.00             140.00           140.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907828     8/11/98      104A         C          N       56.12032       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907829     8/11/98      104A         C          Y      56.20003A       83.00              83.00            83.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907830     8/11/98      104A         C          Y      56.18002A      140.00             140.00           140.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907831     8/11/96      104A         C          N       56.16005       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907832     8/11/98      104A         C          N      56.14107A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------
               7907833     8/11/98      104A         C          N      56.14107A       55.00              55.00            55.00
-----------------------------------------------------------------------------------------------------------------------------------

                                 MINE VIOLATIONS

Mine ID:         4201874                     Mine Name:      FALCON RIDGE QUARRY

Operator:        GEODYNE BECK ROCK PRODUCTS  Ownership Date: 2/20/98

Parent Company:  US AGGREGATE INC            Status Date:    4/8/98

Mine Status:     Active                      Type of Mine:   Strip/Open Pit

Mined Material:  Construction Sand &
                 Gravel Mining, N.E.C.

State:           UT

From: 03-22-1996 to 3/27/01

Assessment  data is not yet complete prior to 10/1/1994.

These, and violations not yet assessed, are marked by n/a.

Standards may contain leading zeros after the port, e.g. 75.00321 relates to 30 CFR 75.321


                              CITATIONS AND ORDERS
              Mine ID: 4201874 Operator: GEODYNE BECK ROCK PRODUCTS

-----------------------------------------------------------------------------------------------------------------------------------

Contractor    Citation/     Date      Type of    Citation/    S S S    Standard     Proposed       Current/Final       Amount Paid
   ID         Order No.    Issued      Action      Order                            Penalty ($)      Penalty ($)        to Date ($)
-----------------------------------------------------------------------------------------------------------------------------------
               7909926      8/15/00     104A         C          N       50.30000A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7909323      7/5/00      104A         C          Y       56.05001A       0.00              0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
               7906980      4/6/00      104A         C          N       50.20000A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7906981      4/5/00      104A         C          N       50.20000A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7906968      4/3/00      104A         C          Y       56.15003       69.00             69.00            69.00
------------------------------------------------------------------------------------------------------------------------------------
               7908969      4/3/00      104A         C          N       56.14100B      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908970      4/3/00      104A         C          N       56.14132A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908971      4/3/00      104A         C          Y       55.09301      207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908972      4/3/00      104A         C          N       56.141128      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908973      4/3/00      104A         C          N       56.14107A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908974      4/3/00      104A         C          N       56.12018       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908975      4/3/00      104A         C          N       56.04601       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908976      4/3/00      104A         C          N       56.14132A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908977      4/3/00      104A         C          N      55.14101A2      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908978      4/3/00      104A         C          Y       56.141038     207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908979      4/3/00      104A         C          Y       56.14100D     207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908862     10/21/99     104A         C          Y       56.14107A     207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908863     10/21/99     104A         C          Y       56.14107A     207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908864     10/21/99     104A         C          Y       56.14107A     207.00            207.00           207.00
------------------------------------------------------------------------------------------------------------------------------------
               7908865     10/21/99     104A         C          Y       56.141301     259.00            259.00           259.00
------------------------------------------------------------------------------------------------------------------------------------
               7908866     10/21/99     104A         C          Y       56.14100D     259.00            259.00           259.00
------------------------------------------------------------------------------------------------------------------------------------
               7905867     10/21/99     104A         C          N       55.04803B      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908868     10/21/99     104A         C          N       56.12028       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7908869     10/21/99     104A         C          N      56.14101A2      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7908870     10/21/99     104A         C          N      56.06132A11     55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7906871     10/21/98     104A         C          N       56.14132A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7908872     10/21/98     104A         C          Y       56.14100A     122.00            122.00           122.00
------------------------------------------------------------------------------------------------------------------------------------
               7906873     10/21/98     104A         C          Y       56,03130      277.00            277.00           277.00
------------------------------------------------------------------------------------------------------------------------------------
               7308252      4/5/99      104A         C          N       56.11027       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7908263      4/5/99      104A         C          N      50.300000A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------

                              CITATIONS AND ORDERS
              Mine ID: 4201874 Operator: GEODYNE BECK ROCK PRODUCTS

-----------------------------------------------------------------------------------------------------------------------------------

Contractor    Citation/     Date      Type of    Citation/    S S S    Standard     Proposed       Current/Final       Amount Paid
   ID         Order No.    Issued      Action      Order                            Penalty ($)      Penalty ($)        to Date ($)
-----------------------------------------------------------------------------------------------------------------------------------
               7311178     1/21/99      104A         C          N      50.200000A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7911169     1/20/99      104A         C          N      58.14101A2      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7911170     1/20/99      104A         C          Y       58.14131B     224.00            224.00           224.00
------------------------------------------------------------------------------------------------------------------------------------
               7911171     1/20/99      104A         C          N       58.13015A      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7911172     1/20/99      104A         C          Y       58.14130G     224.00            224.00           224.00
------------------------------------------------------------------------------------------------------------------------------------
               7911173     1/20/99      104A         C          N      58.14101A2      55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7911174     1/30/99      104A         C          N       56.04402       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
               7911175     1/20/99      104A         C          N       55.13010       55.00             55.00            55.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        4662821      5/1/98      107A         C          Y       58.06108C     210.00            210.00           210.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7807410      6/1/98      104A         C          Y        58.029        88.00             88.00            88.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907411      6/1/98      104A         C          Y       58.08201      111.00            111.00           111.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907412      6/1/98      104A         C          N       55.08202A      80.00             80.00            80.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907413      6/1/98      104A         C          Y       86.08202A     111.00            111.00           111.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907414      6/1/98      104A         C          Y       88.082028     111.00            111.00           111.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907415      6/1/98      104A         C          Y       55.15003       60.00             60.00            60.00
------------------------------------------------------------------------------------------------------------------------------------
    SLY        7907416      6/1/98      104A         C          N       66.15002       50.00             50.00            50.00
------------------------------------------------------------------------------------------------------------------------------------
               4662380     5/28/98      104B         C          Y      55.14101A2       0.00              0.00             0.00
------------------------------------------------------------------------------------------------------------------------------------
               7906529      4/6/98      104A         C          N       68.108008      50.00             50.00            50.00
------------------------------------------------------------------------------------------------------------------------------------
               7906530      4/6/98      104A         C          Y       66.14132A      94.00             94.00            94.00
------------------------------------------------------------------------------------------------------------------------------------
               7906531      4/6/98      104A         C          Y      56.14101A2     270.00            270.00           270.00
------------------------------------------------------------------------------------------------------------------------------------
               7906532      4/6/98      104A         C          Y       58.14100A      94.00             94.00            94.00
------------------------------------------------------------------------------------------------------------------------------------
               7906593      4/6/98      104A         C          N      66.14101A2      50.00             50.00            50.00
------------------------------------------------------------------------------------------------------------------------------------
               7906634      4/6/98      104A         C          Y       58.14132A     119.00            119.00           119.00
------------------------------------------------------------------------------------------------------------------------------------
               7906535      4/6/98      104A         C          N       58.12018       50.00             50.00            50.00
------------------------------------------------------------------------------------------------------------------------------------
               7906636      4/6/98      104A         C          N       41.12000       50.00             50.00            50.00
------------------------------------------------------------------------------------------------------------------------------------

                 SCHEDULE 4.11.4 POTENTIALLY RESPONSIBLE PARTIES

                                      NONE

                       SCHEDULE 4.13 REGULATORY APPROVALS

1. All air permits and other permits issued by the Utah Department of Natural Resources must be transferred.

2.   Business licenses are not transferable.

3.   Hazardous material generator id numbers will have to be acquired

4.   Blasting license are not transferable.

5.   Consents are required for transfer of water rights.

6. All Conditional Use Permits listed on SCHEDULE 4.5.3 are incorporated herein by reference.

                             SCHEDULE 4.14 INVENTORY

See attached inventory summaries.

                      TRI-STATE TESTING LABORATORIES, INC.

                           INVENTORY / SURVEY SUMMARY
-------------------------------------------------------------------------------
CLIENT:        GEODYNE                  DATE:                   01/16/01
PIT LOCATION:  FALCON RIDGE SLC, UTAH   SURVEYED BY:            DOUG
-------------------------------------------------------------------------------
    STOCK-PILE                 PRODUCT TYPE / SOURCE:        TONS IN STOCKPILE:
-------------------------------------------------------------------------------
               FALCON RIDGE COMMERCIAL ROAD BASE (PILE 1)        171788.389
-------------------------------------------------------------------------------
               FALCON RIDGE COMMERCIAL ROAD BASE (PILE 2)          9529.478
-------------------------------------------------------------------------------
               FALCON RIDGE UDOT ROAD BASE                        11325.750
-------------------------------------------------------------------------------
               FALCON RIDGE 1/2" ROCK                              5114.562
-------------------------------------------------------------------------------
               FALCON RIDGE PLANT MIX                              3476.537
-------------------------------------------------------------------------------
               TOTAL TONS OF MATERIAL IN PILES SURVEYED AT PIT:  201234.716
-------------------------------------------------------------------------------
REMARKS:
-------------------------------------------------------------------------------

                                  Frcomrb1.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 11:59am
                                File: FRCM1A.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: FRCM1A.MDL

PROPOSED
     Filename: FRCM1.MDL

TotalField Area  (acres) = 2.611
  Cut Area  (acres) = 0.019
  Fill Area (acres) = 2.592

Total Cut Volume (cu. yards) = 10.647
     Fill Volume (cu. yards) = 123922.326

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 2.202 Max Fill = 78.243
             Y= 244.508    Y= 217.838
             X= 215.707    X=  24.961

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                FALCON RIDGE               JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                  DATE:         01/15/01
-------------------------------------------------------------------------------
PIT LOCATION:          SLC, UTAH                  SURVEYED BY:   DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               FALCON RIDGE COMM. RB (2)  STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)  102.677        ASTM C29
-------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)             1.386      (A*27/2000)
-------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                 2.826      FROM SURVEY
-------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)             6872.007      FROM SURVEY
-------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)            6874.833         (C+D)
-------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS            9529.478         (E*B)
--- ---------------------------------------------------------------------------

REMARKS:

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:04pm
                               File: FRCMRB2Z.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: FRCMRB2Z.MDL

PROPOSED
     Filename: FRCOMRB2.MDL

Total Field Area  (acres) = 0.387
   Cut Area  (acres) = 0.007
   Fill Area (acres) = 0.380

Total Cut Volume (cu. yards) = 2.826
     Fill Volume (cu. yards) = 6872.007

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.825 Max Fill = 25.712
    Y= -57.487    Y= -102.420
    X= -27.914    X=  -75.407

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                   FALCON RIDGE     JOB #:
-------------------------------------------------------------------------------
PROJECT:                  INVENTORY               DATE:            01/15/01
-------------------------------------------------------------------------------
PIT LOCATION:             SLC, UTAH               SURVEYED BY:     DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:                  FALCON RIDGE UDOT RB    STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A  IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)      109.039        ASTM C29
-------------------------------------------------------------------------------
B  UNIT WEIGHT OF PRODUCT, TONS/YD(3)                  1.472      (A*27/2000)
-------------------------------------------------------------------------------
C  CUT VOLUME OF STOCKPILE, YD(3)                      1.361      FROM SURVEY
-------------------------------------------------------------------------------
D  FILL VOLUME OF STOCKPILE, YD(3)                 7692.624      FROM SURVEY
-------------------------------------------------------------------------------
E  TOTAL VOLUME OF STOCKPILE, YD(3)                7693.985         (C+D)
-------------------------------------------------------------------------------
F  TOTAL PRODUCT IN STOCKPILE, TONS               11325.750         (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                  Frudotrb.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:06pm
                               File: FRDOTRBZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: FRDOTRBZ.MDL

PROPOSED
     Filename: FRUDOTRB.MDL

TotalField Area  (acres) = 0.369
  Cut Area  (acres) = 0.005
  Fill Area (acres) = 0.364

Total Cut Volume (cu. yards) = 1.361
     Fill Volume (cu. yards) = 7692.624

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.672
             Max Fill = 35.517

     Y=  31.138   Y=   57.157
     X= -63.696   X= -118.124

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:               FALCON RIDGE              JOB #:
-------------------------------------------------------------------------------
PROJECT:              INVENTORY                 DATE:             12/20/00
-------------------------------------------------------------------------------
PIT LOCATION:         SLC, UTAH                 SURVEYED BY:      DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:              FALCON RIDGE 1/2" ROCK      STOCKPILE:
-------------------------------------------------------------------------------
A  IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)        91.398        ASTM C29
--------------------------------------------------------------------------------
B  UNIT WEIGHT OF PRODUCT, TONS/YD(3)                  1.234      (A*27/2000)
--------------------------------------------------------------------------------
C  CUT VOLUME OF STOCKPILE, YD(3)                      2.730      FROM SURVEY
--------------------------------------------------------------------------------
D  FILL VOLUME OF STOCKPILE, YD(3)                  4142.398      FROM SURVEY
--------------------------------------------------------------------------------
E  TOTAL VOLUME OF STOCKPILE, YD(3)                 4145.128         (C+D)
--------------------------------------------------------------------------------
F  TOTAL PRODUCT IN STOCKPILE, TONS                 5114.562         (E*B)
--------------------------------------------------------------------------------

REMARKS:

                                    Fal12.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: December 20, 2000 Time: 4:16pm
                                File: FAL12Z.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: FAL12Z.MDL

PROPOSED
     Filename: FAL12.MDL

Total Field Area  (acres) = 0.238
   Cut Area   (acres) =  0.007
   Fill Area  (acres) = 0.231

Total Cut Volume (cu. yards) = 2.730
     Fill Volume (cu. yards) = 4142.398

Ratio of Cut/Fill = 0.001

Location of: Max Cut = 0.902 Max Fill = 30.773

      Y= -9.660    Y= -48.722
      X= 90.306    X= 104.601

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                    FALCON RIDGE      JOB #:
-------------------------------------------------------------------------------
PROJECT:                   INVENTORY         DATE:                 01/15/01
-------------------------------------------------------------------------------
PIT LOCATION:              SLC, UTAH         SURVEYED BY:          DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:                   FALCON RIDGE PLANT MIX      STOCKPILE:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)   99.970            ASTM C29
--------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)             1.349          (A*27/2000)
--------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                 0.560          FROM SURVEY
--------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)             2585.683          FROM SURVEY
--------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)            2576.243             (C+D)
--------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS            3476.537             (E*B)
--------------------------------------------------------------------------------

REMARKS:

                                    Frcf.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:02pm
                                 File: FRCFZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: FRCFZ.MDL

PROPOSED
     Filename: FRCF.MDL

Total Field Area  (acres) = 0.171
   Cut Area  (acres) =  0.003
   Fill Area  (acres) = 0.168

Total Cut Volume (cu. yards) = 0.560
     Fill Volume (cu. yards) = 2575.683

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.383 Max Fill = 29.514
    Y= 59.563    Y= 99.132
    X= -5.106    X=-18.703

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING LABORATORIES, INC.

                           INVENTORY / SURVEY SUMMARY
------------------------------------------------------------------------------
CLIENT:           FALCON RIDGE                       DATE:
------------------------------------------------------------------------------
PIT LOCATION:   GEODYNE HOT PANT-SLC, UTAH           SURVEYED BY: D.C./K.A.
------------------------------------------------------------------------------
    STOCKPILE   PRODUCT TYPE / SOURCE:                 TONS IN STOCKPILE:
------------------------------------------------------------------------------
                FALCON RIDGE 3/4" ROCK                      3736.878
-------------------------------------------------------------------------------
                FALCON RIDGE 1/2" ROCK                      7996.878
-------------------------------------------------------------------------------
                FALCON RIDGE PLANT MIX                     47407.819
-------------------------------------------------------------------------------
                UNPROCESSED RAP                            49455.115
-------------------------------------------------------------------------------
                WASHED SAND                                  428.286
-------------------------------------------------------------------------------
                PROCESSED FINE RAP                          3045.355
-------------------------------------------------------------------------------
      TOTAL TONS OF MATERIAL IN PILES SURVEYED AT PIT:    112070.331
-------------------------------------------------------------------------------
REMARKS:
-------------------------------------------------------------------------------

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:               GEODYNE                       JOB #:
-------------------------------------------------------------------------------
PROJECT:              INVENTORY                     DATE:             02/20/00
-------------------------------------------------------------------------------
PIT LOCATION:       SLC, UTAH                       SURVEYED BY:        DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION: GEODYNE HOT PLANT
-------------------------------------------------------------------------------
PRODUCT:            FALCON RIDGE 3/4" ROCK          STOCKPILE:
-------------------------------------------------------------------------------
A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)         92.638        ASTM C29
-------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)                   1.251      (A*27/2000)
--------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                       0.202      FROM SURVEY
--------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)                   2987.835      FROM SURVEY
--------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)                  2988.037         (C+D)
--------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS                  3736.878         (E*B)
--------------------------------------------------------------------------------

REMARKS:

                                    Geo12.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 9, 2001 Time: 11:11am
                                File: GEO12Z.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: GEO12Z.MDL

PROPOSED
     Filename: GEO12.MDL

Total Field Area  (acres) = 0.318
   Cut Area  (acres) = 0.001
   Fill Area (acres) = 0.317

Total Cut Volume (cu. yards) = 0.202
     Fill Volume (cu. yards) = 2987.835

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.334 Max Fill = 11.330

     Y=    68.049     Y=  101.362
     X=  -136.772     X= -165.679

                                [GRAPHIC OMITTED]

                                    Geopm.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 9, 2001 Time: 11:30am
                                File: GEOPMZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: GEOPMZ.MDL

PROPOSED
     Filename: GEOPM.MDL

Total Field Area  (acres) = 0.621
Cut Area  (acres) = 0.005
Fill Area  (acres) =        0.616

Total Cut Volume (cu. yards) = 1.177
     Fill Volume (cu. yards) = 6479.942

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.468 Max Fill = 14.064

    Y=  20.690       Y=  187.431
    X= -64.042       X= -175.423

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:              GEODYNE                  JOB #:
-------------------------------------------------------------------------------
PROJECT:             INVENTORY                DATE:                01/16/01
-------------------------------------------------------------------------------
PIT LOCATION:        SLC, UTAH                SURVEYED BY:           DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:  GEODYNE HOT PLANT
-------------------------------------------------------------------------------
PRODUCT:             FALCON RIDGE PLANT MIX   STOCKPILE:
-------------------------------------------------------------------------------
A      IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)        99.960     ASTM C29
-------------------------------------------------------------------------------
B      UNIT WEIGHT OF PRODUCT, TONS/YD(3)                  1.349   (A*27/2000)
-------------------------------------------------------------------------------
C      CUT VOLUME OF STOCKPILE, YD(3)                      1.403   FROM SURVEY
-------------------------------------------------------------------------------
D      FILL VOLUME OF STOCKPILE, YD(3)                 35129.552   FROM SURVEY
-------------------------------------------------------------------------------
E      TOTAL VOLUME OF STOCKPILE, YD(3)                35130.955       (C+D)
-------------------------------------------------------------------------------
F      TOTAL PRODUCT IN STOCKPILE, TONS                47407.819       (E*B)
-------------------------------------------------------------------------------


REMARKS:

                                    Gbcr.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:23pm
                                 File: GBCRZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: GBCRZ.MDL

PROPOSED
     Filename: GBCR.MDL

Total Field Area (acres) = 1.682
      Cut  Area  (acres) = 0.005
      Fill Area  (acres) = 1.677

Total Cut Volume (cu. yards) = 1.403
     Fill Volume (cu. yards) = 35129.552

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.909 Max Fill = 24.377

Y= -32.832     Y= -192.721
X=  54.642     X=  329.518

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:              GEODYNE                  JOB #:
-------------------------------------------------------------------------------
PROJECT:             INVENTORY                DATE:                01/16/01
-------------------------------------------------------------------------------
PIT LOCATION:        SLC, UTAH                SURVEYED BY:           DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:  GEODYNE HOT PLANT
-------------------------------------------------------------------------------
PRODUCT:             UNPROCESSED RAP          STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A     IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)    113.784       ASTM C29
--------------------------------------------------------------------------------
B     UNIT WEIGHT OF PRODUCT, TONS/YD(3)               1.536      (A*27/2000)
--------------------------------------------------------------------------------
C     CUT VOLUME OF STOCKPILE, YD(3)                   4.976      FROM SURVEY
--------------------------------------------------------------------------------
D     FILL VOLUME OF STOCKPILE, YD(3)              32190.604      FROM SURVEY
--------------------------------------------------------------------------------
E     TOTAL VOLUME OF STOCKPILE, YD(3)             32195.580          (C+D)
--------------------------------------------------------------------------------
F     TOTAL PRODUCT IN STOCKPILE, TONS              49455.115         (E*B)
--------------------------------------------------------------------------------
REMARKS:

                                   Gbuprap.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:30pm
                               File: GBUPRAPZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: GBUPRAPZ.MDL

PROPOSED
     Filename: GBUPRAP.MDL

Total Field Area  (acres) = 1.674
        Cut Area  (acres) = 0.007
       Fill Area  (acres) = 1.666

Total Cut Volume (cu. yards) = 4.976
     Fill Volume (cu. yards) = 32190.604

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 3.097 Max Fill = 38.115

    Y=   168.596    Y= 155.118
    X=  -128.435    X=  13.845

                               [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:               GEODYNE                 JOB #:
-------------------------------------------------------------------------------
PROJECT:              INVENTORY               DATE:             01/16/01
-------------------------------------------------------------------------------
PIT LOCATION:         SLC, UTAH               SURVEYED BY:      DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:   GEODYNE HOT PLANT
-------------------------------------------------------------------------------
PRODUCT:              WASHED SAND             STOCKPILE:
-------------------------------------------------------------------------------

A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)     96.426        ASTM C29
-------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)               1.302      (A*27/2000)
-------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                   0.000      FROM SURVEY
-------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)                329.008      FROM SURVEY
-------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)               329.008         (C+D)
-------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS               428.286         (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                    Gbws.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 16, 2001 Time: 12:48pm
                                 File: GBWSZ.MDL

--------------------------------------------------------------------------------

EXISTING
     Filename: GBWSZ.MDL

PROPOSED
     Filename: GBWS.MDL

Total Field Area  (acres) = 0.048
        Cut Area  (acres) = 0.000
       Fill Area  (acres) = 0.048

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 329.008

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 11.316
            Y= N/A      Y=  45.422
            X= N/A      X= -60.754

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:             GEODYNE                   JOB #:
--------------------------------------------------------------------------------
PROJECT:            INVENTORY                 DATE:              12/20/00
--------------------------------------------------------------------------------
PIT LOCATION:       SLC, UTAH                 SURVEYED BY:       DOUG
--------------------------------------------------------------------------------
STOCKPILE LOCATION: GEODYNE HOT PLANT
--------------------------------------------------------------------------------
PRODUCT:            PROCESSED FINE RAP        STOCKPILE:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)   102.254        ASTM C29
--------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)              1.380      (A*27/2000)
--------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                  0.000      FROM SURVEY
--------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)              2206.093      FROM SURVEY
--------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)             2206.093         (C+D)
--------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS             3045.355         (E*B)
--------------------------------------------------------------------------------

REMARKS:

                                   Gbrapf.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 19, 2001 Time: 5:00pm
                                File: GBRAPFZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: GBRAPFZ.MDL

PROPOSED
     Filename: GBRAPF.MDL

Total Field Area  (acres) = 0.232
      Cut Area    (acres) = 0.000
     Fill Area    (acres) = 0.232

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 2206.093

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 19.663
            Y= N/A      Y= -13.646
            X= N/A      X= 135.460

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING LABORATORIES, INC.

                           INVENTORY / SURVEY SUMMARY

-------------------------------------------------------------------------------
CLIENT:          MONROC           DATE:            01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:                     SURVEYED BY:     DAN
-------------------------------------------------------------------------------

                                                         TONS IN
STOCK-PILE      PRODUCT TYPE / SOURCE:                  STOCKPILE:
-------------------------------------------------------------------------------
                NSL MASON SAND                            393.202
-------------------------------------------------------------------------------
                PT. MTN. MASON SAND                       245.694
-------------------------------------------------------------------------------
                NSL 1" UNDER SLAB                        1881.736
-------------------------------------------------------------------------------
                NSL 1 1/2" UNDER SLAB                    1124.565
-------------------------------------------------------------------------------
                NSL QPR                                   458.918
-------------------------------------------------------------------------------
                NSL ROADBASE                            48491.041
-------------------------------------------------------------------------------
                NSL 5767 #1                              3060.970
-------------------------------------------------------------------------------
                NSL 5767 #2                              1598.342
-------------------------------------------------------------------------------
                NSL POND SAND                           48923.901
-------------------------------------------------------------------------------
                NSL PEA GRAVEL                            496.711
-------------------------------------------------------------------------------
                NSL 1 1/2" ROCK                          3590.720
-------------------------------------------------------------------------------
                NSL C-33 SAND                           13744.477
-------------------------------------------------------------------------------
TOTAL TONS OF MATERIAL IN PILES SURVEYED AT PIT:       124010.277
-------------------------------------------------------------------------------
REMARKS:
-------------------------------------------------------------------------------

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT

-------------------------------------------------------------------------------
CLIENT:              MONROC                   JOB #:
-------------------------------------------------------------------------------
PROJECT:             INVENTORY                DATE:              01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:        SALT LAKE CITY, UTAH  SURVEYED BY:  DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
--------------------------------------------------------------------------------
PRODUCT:             NSL MASON SAND           STOCKPILE:
--------------------------------------------------------------------------------

A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)  102.008            ASTM C29
--------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)             1.377          (A*27/2000)
--------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                 0.000          FROM SURVEY
--------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)              285.527          FROM SURVEY
--------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)             285.527             (C+D)
--------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS             393.202             (E*B)
--------------------------------------------------------------------------------


REMARKS:

                                    Nslms.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 18, 2001 Time: 4:26pm
                                File: NSLMSZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: NSLMSZ.MDL

PROPOSED
     Filename: NSLMS.MDL

TotalField Area  (acres)   = 0.053
      Cut Area  (acres)    = 0.000
      Fill Area  (acres)   = 0.053

Total Cut Volume (cu. yards) =   0.000
     Fill Volume (cu. yards) = 285.527

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 10.000

            Y= N/A      Y= -98.436
            X= N/A      X=  -5.865

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                  MONROC                     JOB #:
-------------------------------------------------------------------------------
PROJECT:                 INVENTORY                  DATE:          01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:            SALT LAKE CITY, UTAH       SURVEYED BY:   DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:                 NSL PT. MTN. MASON SAND    STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)    97.690         ASTM C29
-------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)              1.319       (A*27/2000)
-------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                  0.000       FROM SURVEY
-------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)               186.299       FROM SURVEY
-------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)              186.299          (C+D)
--------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS              245.694          (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                   Nslptms.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 18, 2001 Time: 5:47pm
                               File: NSLPTMSZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: NSLPTMSZ.MDL

PROPOSED
     Filename: NSLPTMS.MDL

Total Field Area  (acres) = 0.041
     Cut Area  (acres) = 0.000
     Fill Area  (acres) = 0.041

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 186.299

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 8.486
            Y= N/A      Y= 32.786
            X= N/A      X= 25.066

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
------------------------------------------------------------------------------
CLIENT:                MONROC                 JOB #:
-----------------------------------------------------------------------------
PROJECT:               INVENTORY              DATE:           01/18/01
------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH   SURVEYED BY:    DD/KW
------------------------------------------------------------------------------
STOCKPILE LOCATION:
------------------------------------------------------------------------------
PRODUCT:                  NSL 1" UNDER SLAB    STOCKPILE:
------------------------------------------------------------------------------

------------------------------------------------------------------------------
A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)   106.143           ASTM C29
--------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)              1.433         (A*27/2000)
--------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                  0.000         FROM SURVEY
--------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)              1313.208         FROM SURVEY
--------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)             1313.208            (C+D)
--------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS             1881.736            (E*B)
--------------------------------------------------------------------------------

REMARKS:

                                  Nsllinus.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 18, 2001 Time: 5:25pm
                               File: NS1INUSZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: NS1INUSZ.MDL

PROPOSED
     Filename: NS1INUS.MDL

Total Field Area  (acres) = 0.141
      Cut Area    (acres) = 0.000
      Fill Area   (acres) = 0.141

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 1313.208


Ratio of Cut/Fill = N/A


Location of: Max Cut = N/A  Max Fill = 13.465

            Y= N/A      Y= -52.342
            X= N/A      X= 66.605

                                   Nsll5us.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 18, 2001 Time: 5:04pm
                               File: NSL15USZ.MDL

-------------------------------------------------------------------------------
EXISTING
     Filename: NSL15USZ.MDL

PROPOSED
     Filename: NSL15US.MDL

Total Field Area  (acres) = 0.127
      Cut Area    (acres) = 0.000
      Fill Area  (acres)  = 0.127

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 782.751

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 11.358

            Y= N/A      Y= -55.099
            X= N/A      X= -14.970

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                  MONROC                 JOB #:
-------------------------------------------------------------------------------
PROJECT:                 INVENTORY              DATE:           01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:            SALT LAKE CITY, UTAH   SURVEYED BY:    DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:                 QPR                    STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A  IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)    91.290          ASTM C29
-------------------------------------------------------------------------------
B  UNIT WEIGHT OF PRODUCT, TONS/YD(3)              1.232         (A*27/2000)
-------------------------------------------------------------------------------
C  CUT VOLUME OF STOCKPILE, YD(3)                  0.000         FROM SURVEY
-------------------------------------------------------------------------------
D  FILL VOLUME OF STOCKPILE, YD(3)               372.373         FROM SURVEY
-------------------------------------------------------------------------------
E  TOTAL VOLUME OF STOCKPILE, YD(3)              372.373            (C+D)
-------------------------------------------------------------------------------
F  TOTAL PRODUCT IN STOCKPILE, TONS              458.918            (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                   Nslqpr.TXT

                                 Volume Analysis
                           Li Contour V+ V5.1 #5.IN901
                               Southern Ready Mix

                       Date: January 18, 2001 Time: 4:06PM
                                File: NSLQPRZ.MDL

--------------------------------------------------------------------------------

EXISTING
     Filename: NSLQPRZ.MDL

PROPOSED
     Filename: NSLQPR.MDL

TotalField Area  (acres) = 0.048
   Cut Area  (acres)  = 0.000
   Fill Area  (acres) = 0.048

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 372.373

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 11.332
            Y= N/A      Y= 59.517
            X= N/A      X= -15.529

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY             DATE:        01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH  SURVEYED BY: DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL ROADBASE          STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A  IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)    108.416        ASTM C29
-------------------------------------------------------------------------------
B  UNIT WEIGHT OF PRODUCT, TONS/YD(3)               1.464      (A*27/2000)
-------------------------------------------------------------------------------
C  CUT VOLUME OF STOCKPILE, YD(3)                   0.123      FROM SURVEY
-------------------------------------------------------------------------------
D  FILL VOLUME OF STOCKPILE, YD(3)              33130.863      FROM SURVEY
-------------------------------------------------------------------------------
E  TOTAL VOLUME OF STOCKPILE, YD(3)             33130.986         (C+D)
-------------------------------------------------------------------------------
F  TOTAL PRODUCT IN STOCKPILE, TONS             48491.041         (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                    Nslrb.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 18, 2001 Time: 12:45pm
                                File: NSLRBZ.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: NSLRBZ.MDL

PROPOSED
     Filename: NSLRB.MDL

Total Field Area  (acres) = 1.422
   Cut Area   (acres) =   0.003
   Fill Area  (acres) =   1.418

Total Cut Volume (cu. yards)  = 0.123
      Fill Volume (cu. yards) = 33130.863

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.173 Max Fill = 34.367

Y= -71.719     Y= 40.008
X=  83.008    X= 157.410

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                         JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                      DATE:        01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH           SURVEYED BY: DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL5767                        STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A        IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3) 99.079      ASTM C29
-------------------------------------------------------------------------------
B        UNIT WEIGHT OF PRODUCT, TONS/YD(3)           1.338    (A*27/2000)
-------------------------------------------------------------------------------
C        CUT VOLUME OF STOCKPILE, YD(3)               0.000    FROM SURVEY
-------------------------------------------------------------------------------
D        FILL VOLUME OF STOCKPILE, YD(3)           2288.462    FROM SURVEY
-------------------------------------------------------------------------------
E        TOTAL VOLUME OF STOCKPILE, YD(3)          2288.462       (C+D)
-------------------------------------------------------------------------------
F        TOTAL PRODUCT IN STOCKPILE, TONS          3060.970       (E*B)
-------- ----------------------------------------------------------------------

REMARKS:

                                   Nsl5767.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                      Date: January 18, 2001 Time: 10:45am
                               File: NSL5767Z.MDL

-------------------------------------------------------------------------------

EXISTING
     Filename: NSL5767Z.MDL

PROPOSED
     Filename: NSL5767.MDL

TotalField Area  (acres) = 0.228
  Cut Area  (acres) = 0.000
  Fill Area (acres) = 0.228

Total Cut Volume (cu. yards) = 0.000
     Fill Volume (cu. yards) = 2288.462

Ratio of Cut/Fill = N/A

Location of: Max Cut = N/A  Max Fill = 19.237
            Y= N/A      Y= 82.496
            X= N/A      X= -62.523

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                 JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY              DATE:             01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH   SURVEYED BY:      DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL 5767 #2            STOCKPILE:
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)  99.079              ASTM C29
--------------------------------------------------------------------------------
B UNIT WEIGHT OF PRODUCT, TONS/YD(3)            1.338            (A*27/2000)
--------------------------------------------------------------------------------
C CUT VOLUME OF STOCKPILE, YD(3)                0.000            FROM SURVEY
--------------------------------------------------------------------------------
D FILL VOLUME OF STOCKPILE, YD(3)            1194.963            FROM SURVEY
--------------------------------------------------------------------------------
E TOTAL VOLUME OF STOCKPILE, YD(3)           1194.963               (C+D)
--------------------------------------------------------------------------------
F TOTAL PRODUCT IN STOCKPILE, TONS           1598.342               (E*B)
--------------------------------------------------------------------------------
REMARKS:

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                        JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                     DATE:          01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH          SURVEYED BY    DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL POND SAND                 STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)     97.256        ASTM C29
-------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)               1.313      (A*27/2000)
-------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                   0.000      FROM SURVEY
-------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)              37262.407      FROM SURVEY
-------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)             37262.407         (C+D)
-------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS             48923.901         (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                      JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                   DATE:           01/18/01
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH        SURVEYED BY:    DD/KW
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL PEA GRAVEL              STOCKPILE:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A        IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)  94.250        ASTM C29
-------------------------------------------------------------------------------
B        UNIT WEIGHT OF PRODUCT, TONS/YD(3)            1.272     (A*27/2000)
-------------------------------------------------------------------------------
C        CUT VOLUME OF STOCKPILE, YD(3)                0.002     FROM SURVEY
-------------------------------------------------------------------------------
D        FILL VOLUME OF STOCKPILE, YD(3)             390.379     FROM SURVEY
-------------------------------------------------------------------------------
E        TOTAL VOLUME OF STOCKPILE, YD(3)            390.381        (C+D)
-------------------------------------------------------------------------------
F        TOTAL PRODUCT IN STOCKPILE, TONS            496.711        (E*B)
-------- ----------------------------------------------------------------------

REMARKS:

                                    Nslpg.txt

                                 Volume Analysis
                           LI Contour V+ v5.1 #5.IN901
                               southern ready mix

                       Date: January 18, 2001 Time: 5:34pm
                                File: NSLPGZ.MDL

-------------------------------------------------------------------------------
EXISTING
     Filename: NSLPGZ.MDL

PROPOSED
     Filename: NSLPG.MDL

Total Field Area  (acres) = 0.069
  Cut Area   (acres) = 0.000
  Fill Area  (acres) = 0.068

Total Cut Volume (cu. yards) = 0.002
     Fill Volume (cu. yards) = 390.379

Ratio of Cut/Fill = 0.000

Location of: Max Cut = 0.010 Max Fill = 10.110
  Y= 24.656     Y= 41.129
  X= 52.928     X= 24.034

                                [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                       JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                    DATE:             12/20/00
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH         SURVEYED BY:      DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL 1 1/2" ROCK        STOCKPILE:
-------------------------------------------------------------------------------

A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)   95.900       ASTM C29
-------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)             1.295     (A*27/2000)
-------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                 0.005     FROM SURVEY
-------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)             2773.501     FROM SURVEY
-------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)            2773.506        (C+D)
-------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS            3590.720        (E*B)
-------------------------------------------------------------------------------

REMARKS:

                               [GRAPHIC OMITTED]

                      TRI-STATE TESTING. LABORATORIES, INC.

                            INVENTORY/ SURVEY REPORT
-------------------------------------------------------------------------------
CLIENT:                MONROC                         JOB #:
-------------------------------------------------------------------------------
PROJECT:               INVENTORY                      DATE:        12/20/00
-------------------------------------------------------------------------------
PIT LOCATION:          SALT LAKE CITY, UTAH           SURVEYED BY: DOUG
-------------------------------------------------------------------------------
STOCKPILE LOCATION:
-------------------------------------------------------------------------------
PRODUCT:               NSL C-33 SAND                  STOCKPILE:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
A   IN PLACE UNIT WEIGHT OF PRODUCT, LBS./FT(3)    96.426        ASTM C29
-------------------------------------------------------------------------------
B   UNIT WEIGHT OF PRODUCT, TONS/YD(3)              1.302      (A*27/2000)
-------------------------------------------------------------------------------
C   CUT VOLUME OF STOCKPILE, YD(3)                  1.118      FROM SURVEY
-------------------------------------------------------------------------------
D   FILL VOLUME OF STOCKPILE, YD(3)             10557.335      FROM SURVEY
-------------------------------------------------------------------------------
E   TOTAL VOLUME OF STOCKPILE, YD(3)            10558.453         (C+D)
-------------------------------------------------------------------------------
F   TOTAL PRODUCT IN STOCKPILE, TONS            13744.477         (E*B)
-------------------------------------------------------------------------------

REMARKS:

                                [GRAPHIC OMITTED]

                             SCHEDULE 4.17 CUSTOMERS

See attached Customers Lists.

                         TOP 10 CUSTOMERS BY PLANT 2000


          Beck Street Ready Mix                                                 Park City Ready Mix
          Customer Name                                 Volume                  Customer Name                         Volume
1         *                                             *               1       *                                     *
2         *                                             *               2       *                                     *
3         *                                             *               3       *                                     *
4         *                                             *               4       *                                     *
5         *                                             *               5       *                                     *
6         *                                             *               6       *                                     *
7         *                                             *               7       *                                     *
8         *                                             *               8       *                                     *
9         *                                             *               9       *                                     *
10        *                                             *               10      *                                     *

          Point of Mountain Ready Mix                                           Heber Ready Mix
          Customer Name                                 Volume                  Customer Name                         Volume
1         *                                             *               1       *                                     *
2         *                                             *               2       *                                     *
3         *                                             *               3       *                                     *
4         *                                             *               4       *                                     *
5         *                                             *               5       *                                     *
6         *                                             *               6       *                                     *
7         *                                             *               7       *                                     *
8         *                                             *               8       *                                     *
9         *                                             *               9       *                                     *
10        *                                             *               10      *                                     *

          Bacchus 2 Ready Mix                                                   Beck Street Sand & Gravel
          Customer Name                                 Volume                  Customer Name                         Volume
1         *                                             *               1       *                                     *
2         *                                             *               2       *                                     *
3         *                                             *               3       *                                     *
4         *                                             *               4       *                                     *
5         *                                             *               5       *                                     *
6         *                                             *               6       *                                     *
7         *                                             *               7       *                                     *
8         *                                             *               8       *                                     *
9         *                                             *               9       *                                     *
10        *                                             *               10      *                                     *


---------------
*    Omissions  denoted by the asterisk are  confidential  materials  separately
     filed  with  the  Securities  and  Exchange   Commission  under  a  pending
     Confidential Treatment Request.

              3/30/01 EAGLE VALLEY TOP 10 READY MIX SALES FOR 2000


                      Cust #  Customer Name           Quantity
                         1    *                          *
                        44    *                          *
                        15    *                          *
                        31    *                          *
                         4    *                          *
                      2380    *                          *
                        18    *                          *
                        47    *                          *
                        24    *                          *
                        53    *                          *


---------------
*    Omissions  denoted by the asterisk are  confidential  materials  separately
     filed  with  the  Securities  and  Exchange   Commission  under  a  pending
     Confidential Treatment Request.

             3/30/01 VALLEY ASPHALT TOP 10 READY MIX SALES FOR 2000
                    Cust #  Customer Name              Quantity
                   9999999  *                              *
                     17270  *                              *
                      2900  *                              *
                      6720  *                              *
                     17090  *                              *
                       210  *                              *
                     16450  *                              *
                      4560  *                              *
                     11270  *                              *
                     11880  *                              *


---------------
*    Omissions  denoted by the asterisk are  confidential  materials  separately
     filed  with  the  Securities  and  Exchange   Commission  under  a  pending
     Confidential Treatment Request.

              3/30/01 FALCON RIDGE TOP 10 AGGREGATE SALES FOR 2000
                     Cust # Customer Name                   Quantity
                     40057  *                                  *
                     40144  *                                  *
                     40135  *                                  *
                     40092  *                                  *
                     40554  *                                  *
                     40018  *                                  *
                     40168  *                                  *
                     40188  *                                  *
                     40032  *                                  *
                     40222  *                                  *


---------------
*    Omissions  denoted by the asterisk are  confidential  materials  separately
     filed  with  the  Securities  and  Exchange   Commission  under  a  pending
     Confidential Treatment Request.

                  3/30/01 GEODYNE TOP 10 ASPHALT SALES FOR 2000
                     Cust # Customer Name                      Quantity
                     40113  *                                     *
                     40131  *                                     *
                     40129  *                                     *
                     40151  *                                     *
                     40192  *                                     *
                     40017  *                                     *
                     40032  *                                     *
                     40398  *                                     *
                     40460  *                                     *
                     40387  *                                     *



---------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                         SCHEDULE 4.18 PRODUCT LIABILITY

                                      NONE

                       SCHEDULE 4.20 SUFFICIENCY OF ASSETS

                                      NONE

                    SCHEDULE 5.3.1 BUYER FINANCIAL STATEMENTS



STAKER LEHI                                                                                                    BUDGET
                                   1997               1998                1999               2000               2001
-----------------------------------------------------------------------------------------------------------------------------
Agg Tons (Ext)                       1,479,483           3,131,473          1,655,959          1,747,548             570,000
Agg Tons (Int)                         177,712             354,228            401,711            427,653             158,127
Agg Price (Ext)                           1.61                0.94               1.37               1.31                2.92
Agg Price (Int)                           3.08                3.11               3.12               3.19                2.72
Agg Sales (Ext)                      2,380,044           2,937,769          2,275,187          2,288,462           1,666,100
Agg Sales (Int)                        547,766           1,102,684          1,253,927          1,363,440             430,417
Agg Cost/Ton                              1.37                0.47               0.81               1.02                2.09
Agg MC                                 653,950           2,416,147          1,860,408          1,433,737             573,399
Agg MC %                                   26%               59.8%              52.7%              39.3%               27.4%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Asphalt Tons (Ext)                           0               5,228              3,855              1,240                   0
Asphalt Tons (Int)                           0             196,604            241,550            241,463                   0
Asphalt Price (Ext)                          0               18.56              18.51              23.26                   0
Asphalt Price (Int)                          0               16.64              19.53              22.22                   0
Asphalt Sales (Ext)                          0              97,044             71,351             28,837                   0
Asphalt Sales (Int)                          0           3,271,951          4,717,347          5,364,566                   0
Asphalt Cost/Ton                             0               15.90              17.70              19.48                   0
Asphalt MC                                   0             159,162            446,253            664,935                   0
Asphalt MC %                                 0                4.7%               9.3%              12.3%                   0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RM Yards                                                         0                  0                  0                   0
RM Price                                                      0.00               0.00               0.00                0.00
RM Sales                                     0                   0                  0                  0                   0
RM Cost/Yard                                                  0.00               0.00               0.00                0.00
RM MC                                        0                   0                  0                  0                   0
RM MC %                                                         0%                 0%                 0%                  0%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Const Sales                                  0          11,009,824         15,096,875         19,003,138                   0
Const MC                                     0             781,698          1,207,750          1,634,270                   0
Const MC%                                    0                7.1%               8.0%               8.6%                0.0%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Trans & Other Sales                    238,004             200,986            153,874            216,863             166,610
Trans & Other MC                        23,800           1,231,166          1,133,434          1,407,385              16,661
Trans & Other MC%                          10%                613%               737%               649%                 10%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Summary:
Total Sales (Ext)                    2,618,048          14,245,623         17,597,287         21,537,300           1,832,710
Total MC                               677,750           4,588,173          4,647,845          5,140,327             590,060
Total MC%                                25.9%               32.2%              26.4%              23.9%               32.2%


Controllable FOH %                       13.4%               13.7%              12.1%              13.4%               11.9%
FOH & SG&A                             351,444           1,947,270          2,123,383          2,885,664             217,237
                            -------------------------------------------------------------------------------------------------
PBDIT (before leases)                  326,307           2,640,903          2,524,462          2,254,663             372,823
Depreciation/Leases                    158,769             821,054            877,411          1,238,364              96,966

                            -------------------------------------------------------------------------------------------------
PBIT                                   167,538           1,819,848          1,647,050          1,016,299             275,857
PBIT %                                      6%               12.8%               9.4%               4.7%               15.1%
-----------------------------------------------------------------------------------------------------------------------------

                                      259


STAKER KEIGLEY                                                                                                     BUDGET
                                        1997              1998                1999               2000               2001
--------------------------------------------------------------------------------------------------------------------------------
Agg Tons (Ext)                                   0                   0             17,814            212,046            284,500
Agg Tons (Int)                                   0                   0              4,587             64,985            468,512
Agg Price (Ext)                                  0                   0               3.82               3.43               4.18
Agg Price (Int)                                  0                   0               7.00               3.82               4.00
Agg Sales (Ext)                                  0                   0             68,009            728,319          1,188,377
Agg Sales (Int)                                  0                   0             32,111            247,986          1,873,151
Agg Cost/Ton                                                                         7.26               4.54               2.93
Agg MC                                           0                   0           (62,622)          (282,136)            858,259
Agg MC %                                         0                   0             -62.5%             -28.9%              28.0%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Asphalt Tons (Ext)                               0                   0                  0                  0             30,000
Asphalt Tons (Int)                               0                   0                  0                  0            220,355
Asphalt Price (Ext)                              0                   0                  0                  0              21.78
Asphalt Price (Int)                              0                   0                  0                  0              19.94
Asphalt Sales (Ext)                              0                   0                  0                  0            653,250
Asphalt Sales (Int)                              0                   0                  0                  0          4,393,720
Asphalt Cost/Ton                                 0                   0                  0                  0              17.67
Asphalt MC                                       0                   0                  0                  0            622,961
Asphalt MC %                                     0                   0                  0                  0              12.3%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RM Yards                                                             0                  0                  0                  0
RM Price                                                          0.00               0.00               0.00               0.00
RM Sales                                         0                   0                  0                  0                  0
RM Cost/Yard                                                      0.00               0.00               0.00               0.00
RM MC                                            0                   0                  0                  0                  0
RM MC %                                                             0%                 0%                 0%                 0%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Const Sales                                      0                   0                  0                  0         16,306,270
Const MC                                         0                   0                  0                  0          1,785,537
Const MC%                                        0                   0                  0                  0              11.0%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Trans & Other Sales                              0                   0            110,930            555,678            590,220
Trans & Other MC                                 0                   0             43,245            181,698          1,027,323
Trans & Other MC%                                0                   0                39%                33%               174%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Summary:
Total Sales (Ext)                                0                   0            178,939          1,283,997         18,738,117
Total MC                                         0                   0           (19,377)          (100,438)          4,294,080
Total MC%                                                                          -10.8%              -7.8%              22.9%


Controllable FOH %                                                                  12.1%              13.4%              11.9%
FOH & SG&A                                       0                   0             21,592            172,036          2,221,088
                                  ----------------------------------------------------------------------------------------------
PBDIT (before leases)                            0                   0           (40,969)          (272,474)          2,072,992
Depreciation/Leases                              0                   0              8,922             73,828            991,405

                                  ----------------------------------------------------------------------------------------------
PBIT                                             0                   0           (49,891)          (346,302)          1,081,587
PBIT %                                                                             -27.9%             -27.0%               5.8%
--------------------------------------------------------------------------------------------------------------------------------

                         SCHEDULE 5.3.2 CERTAIN CHANGES

                                      NONE

                            SCHEDULE 5.3.3 TRANSFERS

Those Excluded Buyer Assets listed on SCHEDULE 1.2A.


Staker and Parson will move certain equipment and assets which are not primarily used in the Business (and other than that which is listed on SCHEDULE 1.1A) from Keigley Quarry to another site owned by Parson.

                            SCHEDULE 5.5.1 LITIGATION

                                      NONE

               SCHEDULE 5.5.3 LICENSES, PERMITS AND AUTHORIZATIONS

The following permits pertain to the corresponding properties:

            SITE- KEIGLEY QUARRY:
            --------------------

                       DOGM Permit # M/049/001, State of Utah, Division of Oil, Gas & Mining.

                       Crusher Use (Grand fathered)

                       Hot Plant Conditional Use Permit, Appeal #'s 1313 & 1338, Utah County Board of Adjustment.

                       Ready Mix Plant Conditional Use Permit, Appeal # 1314

                       Crusher Air Quality, (Grand fathered on existing equipment)

                       Ready Mix Air Quality Permits Pending Approval

                       Ready Mix Plant is permitted as Small Source Exemption for 250,000 cy per year.

            SITE- POINT OF THE MOUNTAIN:
            ---------------------------

                       Crusher Conditional Use Permit, Appeal # 1182, Utah County Board of Adjustment.

                       Ready Mix Plant Conditional Use Permit, Appeal #1242

                       Ready Mix Plant is permitted as Small Source Exemption for 250,000 cy per year.

                       Easement Agreement with Provo River Water Users Association to pipe over underground canal.

                       Water Contract with Salt Lake Water Conservancy District for 100 acre feet per year at $300 per acre foot (valid through 2006). Additional water to be purchased at $10 per 1000 gallons.

                     SCHEDULE 5.6(a) ACQUIRED STAKER ASSETS

                                      NONE

                          SCHEDULE 5.6(b) ENCUMBRANCES

                                      NONE

                         SCHEDULE 5.6.1(a) REAL PROPERTY


                        SITE: KEIGLEY QUARRY
PARCEL K:
--------


PLACER MINING CLAIMS, SITUATED IN THE ELDORADO MINING DISTRICT, UTAH COUNTY, UTAH, DESCRIBED AS FOLLOWS:

Township 9 South, Range 1 East, Salt Lake Base and Meridian

Columbia Placer No. 19 embracing the Southwest Quarter of the Northeast Quarter of the Southeast Quarter, and the Southeast Quarter of the Northwest Quarter of the Southeast Quarter of Section 22.

Columbia Place No. 22 embracing the Southwest Quarter of the Northeast Quarter of the Northeast Quarter, and the Northwest Quarter of the Southeast Quarter of the Northeast Quarter of Section 22.

Columbia Placer No. 26 embracing the West Half of the Northeast Quarter of the Northwest Quarter of Section 22.

Columbia Placer No. 27 embracing the East Half of the Northwest Quarter of the Northwest Quarter of Section 22.

Columbia Placer No. 28 embracing the West Half of the Northwest Quarter of the Northwest Quarter of Section 22.

Columbia Placer No. 30 embracing the West Half of the Southwest Quarter of the Southwest Quarter of Section 15.

Columbia Placer No. 31 embracing the East Half of the Southwest Quarter of the Southwest Quarter of Section 15.

Columbia Placer No. 32 embracing the West Half of the Southeast Quarter of the Southwest Quarter of Section 15.

Columbia Placer No. 29 embracing the following:

Beginning at a point on line 1-2, this survey,  identical  with the West line of
Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, that bears North 00(Degrees)26' West 1131.5 feet from the Corner No. 1, identical to the West Quarter Corner of Section 22, and South 00(degrees)26' East 186.95 feet from the Corner No. 2, this said point being offset 50.0 feet at right angles to the center line of the Strawberry High Line Canal and at the intersection of the Easterly right of way boundary of said canal with line 1-2; and running thence North 00(degrees)26' West 186.95 feet to Corner No. 2; thence North 89(degrees)07' East 661.6 feet to Corner No. 3; thence South 00(degrees)23' East 1150.15 feet along line 3-4 to a point that bears North 00(degrees) 23' West
168.2 feet from Corner No. 4; this said point being offset 50.0 feet at right angles to the center line of the Strawberry High Line Canal and is at the intersection of the Easterly right of way boundary with line 3-4; thence North 36(degrees)23' West 180.9 feet along said canal right of way to a point of curve; thence along said curve to the left, radius 451.8 feet for an arc distance of 114.1 feet, subtending a central angle of 14(degrees)28'; to the P.T.; thence North 50(degrees)51' West 93.7 feet to a point of curve; thence along said curve to the right, radius 250.0 feet, for an arc distance of 89.1 feet to the P.T., subtending a central angle of 20(degrees)25'; thence North 30(degrees)26' West 694.2 feet to the point of beginning. NOTE: Description does not close.

PARCEL L:
--------

Placer mining claims described as:

Columbia Placer No. 6 embracing the East Half of the Southwest Quarter of the Southwest Quarter of Section 23.

Columbia Placer No. 7 embracing the Northwest Quarter of the Southwest Quarter of the Southwest Quarter of Section 23 and the Northeast Quarter of the Southeast Quarter of the Southwest Quarter of Section 22.

Columbia Placer No. 8 embracing the Southwest Quarter of the Northwest Quarter of the Southwest Quarter of Section 23 and the Southwest Quarter of the Northeast Quarter of the Southeast Quarter of Section 22.

Columbia Placer No. 9 embracing the West Half of the Northwest Quarter of the Southeast Quarter of Section 22.

Columbia Placer No. 12 embracing the South Half of the Southeast Quarter of the Northwest Quarter of Section 22.

Columbia Placer No. 14 embracing the Northeast Quarter of the Southwest Quarter of the Southeast Quarter, and the Northwest Quarter of the Southeast Quarter of the Southeast Quarter of Section 22.

Columbia Placer No. 15 embracing the North Half of the Southeast Quarter of the Northwest Quarter of Section 22.

Columbia Placer No. 17 embracing the North Half of the Northeast Quarter of the Southeast Quarter of Section 22.

Columbia Placer No. 18 embracing the South Half of the Southeast Quarter of the Northeast Quarter of Section 22.

Columbia Placer No. 10 embracing the East Half of the Northeast Quarter of the Southwest Quarter of Section 22, Township 9 South, Range 10 East, Salt Lake Base and Meridian, Utah, less the following described tract of land:

Commencing at a point 1314.2 feet North and 459.3 feet West from the South Quarter Corner of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, which point lies on the South boundary of the Northeast Quarter of the Southwest Quarter of said Section; thence North 23(degrees)12' West 66.5 feet; thence along a curve to the left with a radius of 315.0 feet for an arc distance of 107.6 feet; thence North 42(degrees)46' West 150.0 feet; thence South 249.8 feet; thence East 200.7 feet to the point of beginning. NOTE: Exception does not close.

Placer No. 11 embracing the West Half of the Northeast Quarter of the Southwest Quarter of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, Utah, less the following described tract of land:

Commencing at a point 1314.2 feet North and 660 West of the South Quarter Corner of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, which point lies on the South boundary of the Northeast Quarter of the Southwest Quarter of said Section; thence North 249.8 feet; thence North 42(degrees)46' West 187 feet; thence along a curve to the left having a radius of 4075 feet for an arc distance of 263.2 feet; thence North 46(degrees)28' West 413.2 feet; thence South 899.1 feet; thence East 660 feet, more or less, to the point of beginning. NOTE: Exception does not close.

Columbia Placer No. 16 embracing the East Half of the Southwest Quarter of the Northwest Quarter of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, Utah, less the following described tract of land:

Commencing at a point 660 feet East, more or less, from the West Quarter Corner of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian; thence North 192.2 feet; thence along the center line of the Strawberry High Line Canal No. 34, thence South 36(degrees)04' East 36.9 feet; thence along a curve to the left having a radius of 750 feet for an arc distance of 200.9 feet; thence West along the South boundary of the Northwest Quarter of said Section
140.0 feet to the point of beginning. NOTE: Exception does not close.

All in Township 9 South, Range 1 East of the Salt Lake Base and Meridian, Utah County, Utah.

PARCEL M:
--------

The Columbia Placer No. 5 placer mining claim, situate in the Eldorado Mining District, Utah County, Utah, described as follows:

Lot 1, Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian.

PARCEL N:
--------

Payson Placer Mining Claim placer mining claim, situate in the Eldorado Mining District, Utah County, Utah, described as the North Half of the Northeast Quarter, the Southeast Quarter of the Northeast Quarter, and the East Half of the Southwest Quarter of the Northeast Quarter of Section 27, Township 9 South, Range 1 East, Salt Lake Base and Meridian.

PARCEL O:
--------

Commencing South 103.100 feet of the North Quarter Corner of Section 27, Township 9 South, Range 1 East, Salt Lake Base and Meridian; thence South
709.930 feet; thence North 41(degrees)42'00" West 64.920 feet; thence North 34(degrees)32'00" West 50.660 feet; thence North 26(degrees)16'00" West 66.930 feet; thence North 13(degrees)54'0" West 127.290 feet; thence North 3(degrees)5'0" West 152.700 feet; thence North 23(degrees)27'00" East 14.453 feet; thence North 3(degrees)5'0" West 106.926 feet; thence North 23(degrees)27'0" East 87.100 feet; thence North 52(degrees)44'0" East 72.770 feet; thence North 22(degrees)42'0" East 87.610 Feet; thence North 103.100 feet; thence South 5(degrees)46'59" East 146.007 feet to the point of beginning.

Less and excepting (but not only to the extent not owned by Grantor) any portion there of not lying within the following described parcel:

Commencing South 103.100 feet from the North Quarter Corner of Section 27, Township 9 South, Range 1 East, Salt Lake Base and Meridian; thence South
589.900 feet; thence North 41(degrees)42'0" West 64.920 feet; thence North 34(degrees)32'0" West 50.660 feet; thence North 26(degrees)16'0" West 66.930 feet; thence North 13(degrees)54'0" West 127.290 feet; thence North 3(degrees)5'0" West 45.774 feet; thence North 23(degrees)27'0" East 27.647 feet; thence North 52(degrees)44'0" East 72.770 feet; thence North 22(degrees)42'0" East 87.610 feet; thence North 10(degrees)41'58" East 79.245 feet to the point of beginning. NOTE: Description does not close.


PARCEL P:
--------

Commencing at the Southwest Corner of the Northwest Quarter of Section 26, Township 9 South, Range 1 East, Salt Lake Base and Meridian; thence North 20 chains; thence East 13.26 chains; thence South 21(degrees)50' West 4.97 chains; thence South 38(degrees)55' West 12.60 chains; thence South 2.98 chains; thence South 80(degrees) East 3.68 chains; thence South 50 feet; thence South 80(degrees) East 7.53 chains; thence West 14.55 chains to beginning. NOTE:
Description does not close.

PARCEL Q:
--------

Beginning at the center of Section 27, Township 9 South, Range 1 East, Salt Lake Base and Meridian; thence North 0(degrees)11' West 291.2 feet along the Quarter Section line to the center line of the concrete canal lateral; thence North 68(degrees)02' East 156.8 feet; thence North 71(degrees)30' East 147.3 feet; thence North 74(degrees)51' East 141.8 feet, which point is also the center line of said concrete canal lateral; thence North 31(degrees)05' East 191.7 feet along a fence line; thence North 2(degrees)44' East 331.1 feet along a fence line; thence North 39(degrees)38' West 318.0 feet along fence line; thence North 43(degrees)52' West 220.8 feet along fence line to the intersection of the North line of the Southeast Quarter of the Northeast Quarter of said Section 27; thence North 89(degrees)17' East 476.0 feet to the Northeast Corner of the West Half of the Southwest Quarter of the Northeast Quarter; thence South
0(degrees)14' East 1330.75 feet to the Quarter Section Line; thence South 89(degrees)21' West 661.05 feet to the point of beginning.

Together with Appurtenance No. 20:

Easement, dated May 9, 1951, executed by Ephraim R. Nelson and Radcliffe Nelson, collectively as grantors, and Geneva, as Grantee, and recorded in the Official Records as Entry No. 5253 in Book 550 at Page 500.

PARCEL R:
--------

A parcel of land situated in the Northwest  Quarter of the Southwest  Quarter of
Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian, Utah County, Utah, described as follows:

Beginning at a point located on the center line of Lateral No. 34 of the Strawberry High Line Canal; thence North 89(degrees)22' East 734.03 feet from the West Quarter Corner of said Section 22 and running thence North 89(degrees)22' East 575.49 feet to the Northwest Corner of Columbia Placer Mining Claim No. 11; thence South 0(degrees)06' East 464.36 feet along the Westerly boundary of said claim to its point of intersection with the center line of said canal; thence North 46(degrees)28' West 164.60 feet; thence, tangent to the last described course, along a curve to the left having a radius of 750 feet and a chord of 111.82 feet bearing North 50(degrees)44'30" West an arc distance of 111.90 feet; thence, tangent to the last described course, North 55(degrees)01' West 329.70 feet; thence, tangent to the last described course, along a curve to the right having a radius of 750 feet and a chord of 130.73 feet bearing North 50(degrees)01 West an arc distance of 130.90 feet to the point of beginning.

Less and excepting any portion lying within the bounds of the Strawberry High Line Canal.

PARCEL S:
--------

Placer mining claim, particularly described as follows:

Columbia Placer No. 1 embracing the South Half of the Northwest Quarter of the Northwest Quarter of Section 26, Township 9 South, Range 1 East, Salt Lake Base and Meridian.

Columbia Placer No. 2 embracing the North Half of the Northwest Quarter of the Northwest Quarter of said Section 26.

Columbia Placer No. 3 embracing the Southwest Quarter of the Southwest Quarter of the Southwest Quarter of Section 23, and the Southeast Quarter of the Southeast Quarter of the Southeast Quarter of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian.

Columbia Placer No. 4 embracing the Southwest Quarter of the Southeast Quarter of the Southeast Quarter of Section 22, and the Southeast Quarter of the Southwest Quarter of the Southeast Quarter of Section 22, Township 9 South, Range 1 East, Salt Lake Base and Meridian.



            SITE: POINT OF MOUNTAIN (PACIFIC WEST PROPERTY)

            Legal description taken directly from the SAND, GRAVEL AND ASSOCIATED BORROW MATERIAL LEASE dated April 1, 1998 between PACIFIC WEST ROYALTY COMPANY and STAKER PAVING & CONSTRUCTION COMPANY:


     A parcel of land situate in the East Half (El/2) of Section 23 and the Southwest Quarter of Section 24, Township 4 South, Range 1 West of The Salt Lake Meridian. Salt Lake and Utah Counties. State of Utah, bounded and described as follows:



     Commencing at the southeast corner of said Section 23; thence along the east line of said Section. North 00 degrees 05 minutes 04 seconds East, 331.63 feet to a point that is 100. 00 feet radially distant northeasterly from the centerline of the main track of Union Pacific Railroad Company and the TRUE POINT OF BEGINNING, said point being on a nontangent curve, concave northeasterly, to which point a radial line bears South 22 degrees 51 minutes 15 seconds West, 998.70 feet;



     thence along a line that is parallel with and/or concentric with said centerline of main track the following four (4) courses:

     1) northwesterly, along said curve, through a central angle of 54 degrees 09 minutes 41 seconds, 944.07 feet to the beginning of a decreasing spiral curve to the right that is concentric with a 30 MPH UPRRCo. spiral curve on said centerline, said centerline spiral curve having six 30-foot chords and one 24.75-foot chord;

     2) northwesterly, along said spiral curve, through a spiral angle of Os degrees 21 minutes 18 seconds, the long chord of which bears North 09 degrees 30 minutes 13 seconds West, 195.33 feet;

     3) North 07 degrees 37 minutes 46 seconds West, 1094.08 feet to the beginning of a curve, concave easterly, having a radius of 6,031.20 feet;

     4) northerly along said curve, through a central angle of 12 degrees 49 minutes 04 seconds, 1,349.27 feet to a point that is 300.0 feet distant southerly from the north line of the Southeast Quarter of the Northeast Quarter (SE 1/4NE1/4) of said Section 23;

     thence parallel with said north line, South 89 degrees 52 minutes 22 seconds East. 796.35 feet to a point on the east line of said Section;

     thence along said east line, South 00 degrees 05 minutes 04 seconds West, 1,020.00 feet to `the east quarter corner of said section;

     thence along the east-west centerline of said Section 24, South 89 degrees 56 minutes 27 seconds East, 150.00 feet;

     thence parallel with the west line of said Section 24, South 00 degrees 05 minutes 04 seconds West, 2,298.59 feet to a point on a nontangent curve, concave northeasterly, to which point a radial line bears South 17 degrees 06 minutes 09 seconds West, 1,145.92 feet;

     thence southeasterly, along said curve, through a central angle of 03 degrees 38 minutes 29 seconds, 72.83 feet:

     thence South 48 degrees 16 minutes 00 seconds West. 53.96 feet to a point that is 100. 00 feet radially distant northeasterly from said centerline of main track, said point being on a nontangent curve, concave northeasterly, to which point a radial line bears South 12 degrees 00 minutes 57 seconds West, 998.70 feet;

     thence northwesterly, concentric with said centerline and along said curve, through a central angle of 10 degrees 50 minutes 18 seconds, 188.92 feet to the TRUE POINT OF BEGINNING.

     Said parcel contains an area of 59.1 acres, more or less.

                  SCHEDULE 5.6.1(c) ZONING; NON-CONFORMING USE

All uses are conforming under Conditional Use Permits.

See SCHEDULE 5.13 for conditional use permit and grandfathered information.

        SCHEDULE 5.6.1(c)(B) EXCEPTIONS TO ZONING AND NON-CONFORMING USE


                                      NONE

          SCHEDULE 5.6.1(d) CONDEMNATION AND EMINENT DOMAIN PROCEEDINGS


                                      NONE

         SCHEDULE 5.6.1(g) SPECIAL TAXES; PLANNED IMPROVEMENTS; NOTICES


1. Pacific West Royalty LLC property located in Salt Lake County/Utah County is included within the boundaries of Salt Lake County Sewage Improvement District #1 and is subject to the charges and assessments made thereby.

SCHEDULE 5.6.1(h) STRIPS AND GORES AFFECTING THE PROPERTY; ABSENCE OF ACCESS RIGHTS

                                      NONE

                      SCHEDULE 5.6.1(j) STAKER WATER RIGHTS

POINT OF THE MOUNTAIN
None

KEIGLEY QUARRY
SOURCE      CFS      DATE   CERT NO.  APPL. NO.   PLACE OF USE
---------- -----     -----  ------    --------    ------------------
Underg Well .071     1944    4385     A-15661     T9S,R1E,SLM Sec 27
Underg Well .124     1949    4530     A-20729     T9S,R1E,SLM Sec 27

                     SCHEDULE 5.6.1(k) STAKER MINERAL RIGHTS

POINT OF THE MOUNTAIN
None

KEIGLEY QUARRY
Fee Simple ownership in lands described in Schedule 5.6.1(a) - Real Property Un-patented mining claims - Placer Mining Claims KQ1 through and including KQ38; Hayes Mill Site Claim No. 1, 2 and 3

             SCHEDULE 5.6.1.1 EXCEPTIONS TO ASSETS IN GOOD CONDITION

None, except otherwise indicated on SCHEDULE 1.1A(a) - Acquired Buyer's Assets as inoperable.

       SCHEDULE 5.6.1.5 REQUIRED CONSENTS TO ASSIGNMENT OF PROPERTY LEASES

SITE- KEIGLEY QUARRY

NONE

SITE- POINT OF THE MOUNTAIN

The prior written consent of Pacific West Royalty LLC is required to assign the lease between Pacific West Royalty LLC (Lessor) and Staker Paving and Construction Company, Inc. (Lessee) dated April 1, 1998. Will now be a Co-Occupancy Agreement with a combined lease.

The prior written consent of Geneva Rock is required to assign the lease between UDOT/Geneva Rock and Staker Paving and Construction Company, Inc. dated March 5, 1997.

Water Contract with Salt Lake Water Conservancy District for 100 acre feet per year at $300 per acre foot (good through 2006). Additional water to be purchased at $10 per 1000 gallons.

                        SCHEDULE 5.6.1.6 VIOLATION OF LAW

                                      NONE

              SCHEDULE 5.6.1.7 ASSETS OUTSIDE OF THE STATE OF UTAH

                                      NONE

                  SCHEDULE 5.6.2(a) LIENS ON PERSONAL PROPERTY

                                      NONE

                SCHEDULE 5.6.2(b) CONDITION OF PERSONAL PROPERTY

No personal property is to remain at the Point of the Mountain location, other than Staker's ready mix plant until it is removed.















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


                      SCHEDULE 5.8.2 EMPLOYEE BENEFIT PLANS

STAKER EMPLOYEE BENEFIT PLANS:

PENSION

            401(k)

HEALTH AND WELFARE  (self-insured; Plan Administrator, Smith Administrators)

            Medical Coverage
            Dental Coverage - (includes orthodontics)
            Prescription Coverage
            Vision Coverage
            Term Life Coverage - (supplemental also available, employee paid) Long Term Care - available (employee paid benefit)

       SCHEDULE 5.8.2(b) OBLIGATIONS TO CONTRIBUTE TO MULTI-EMPLOYER PLANS

                                      NONE

          SCHEDULE 5.8.2(c) OBLIGATIONS TO CONTRIBUTE TO PENSION PLANS

Traditionally, although not mandatory, Parson matches 50% of every dollar contributed to the company's 401k plan, up to maximum 3%.







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


                 SCHEDULE 5.8.7 COLLECTIVE BARGAINING AGREEMENTS

                                      NONE

                       SCHEDULE 5.8.7(b) LABOR GRIEVANCES

None pertaining to Keigley Quarry or Point of the Mountain.

                      SCHEDULE 5.9.1 EMPLOYEE COMPENSATION

The following list shows only those employees identified as POSSIBLY coming over to any of the Sellers from Staker:


EMPLOYEE NAME  LOCATION    JOB CLASSIFICATION           EMPLOYEE DOH   SALARY

*              Keigley     Scale & Screen Operator        10/25/99     $ *
*              Keigley     Dust Mill Operator & Foreman   10/25/99     $ *
*              Keigley     Water Truck Driver              3/24/97     $ *
*              Keigley     Labor/Loader Operator           7/12/00     $ *
*              Keigley     Loader Operator                 8/28/00     $ *
*              Keigley     Loader & Shovel Operator       10/25/99     $ *
*              Keigley     Maintenance                    10/25/99     $ *

*              Lehi        Loader Operator                 3/19/93     $ *
*              Lehi        Loader Operator                 10/4/99     $ *
*              Lehi        Loader Operator                 9/21/98     $ *
*              Lehi        Loader Operator                 7/28/89     $ *
*              Lehi        Scale Operator                  8/30/96     $ *


---------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                       SCHEDULE 5.10.1 MATERIAL CONTRACTS

1.  Those Contracts to be assumed by Seller listed on SCHEDULE 1.1A(e).

2.  Those property leases to be assumed by Seller listed on SCHEDULE 1.4(c).

3.  Those Contracts listed on SCHEDULE 5.8.7.




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


                       SCHEDULE 5.11.1 HAZARDOUS MATERIALS

POINT OF MOUNTAIN
Some stained soil.

KEIGLEY QUARRY
Some stained soil.

Electrical equipment on the property, such as transformers and capacitors which may contain PCBs.

Some pipe insulation which may contain asbestos.

                   SCHEDULE 5.11.2 ENVIRONMENTAL REQUIREMENTS

See SCHEDULES 5.5.3,  5.6.1.6, 5.11.1, 5.11.3, 5.11.4, 5.13

                      SCHEDULE 5.11.3 NOTICE OF VIOLATIONS

                                      NONE

                SCHEDULE 5.11.4 POTENTIALLY RESPONSIBLE PARTIES

                                      NONE

                       SCHEDULE 5.13 REGULATORY APPROVALS

SITE- KEIGLEY QUARRY:
--------------------

               DOGM Permit # M/049/001, State of Utah, Division of Oil, Gas & Mining.

               Crusher Use (Grand fathered)

               Hot Plant Conditional Use Permit, Appeal #'s 1313 & 1338, Utah County Board of Adjustment.

               Ready Mix Plant Conditional Use Permit, Appeal # 1314

               Crusher Air Quality, (Grand fathered on existing equipment)

               Ready Mix Air Quality Permits Pending Approval

               Ready Mix Plant is permitted as Small Source Exemption for 250,000 cy per year.

SITE- POINT OF THE MOUNTAIN:
---------------------------

               Crusher Conditional Use Permit, Appeal # 1182, Utah County Board of Adjustment.

               Ready Mix Plant Conditional Use Permit, Appeal #1242

               Ready Mix Plant is permitted as Small Source Exemption for 250,000 cy per year.

               Easement Agreement with Provo River Water Users Association to pipe over underground canal.

               Water Contract with Salt Lake Water Conservancy District for 100 acre feet per year at $300 per acre foot (good through 2006). Additional water to be purchased at $10 per 1000 gallons.

                            SCHEDULE 5.14 INVENTORIES




As of March 26, 2001, estimate of Inventories:


KEIGLEY QUARRY
 20,000 tons #4 Minus
 15,000 tons 1 1/2" Rock
 15,000 tons Fluxstone
  2,000 tons 4" Minus
  5,000 tons Crushed Cobble Rock
 21,000 tons Commercial Roadbase

KEIGLEY DUST MILL (AT KEIGLEY QUARRY)
    100 tons of Bulk Rock Dust
    435 Pallets
124,000 Rock Dust Bags

POINT OF THE MOUNTAIN
 1,000 tons 1/8" minus sand
18,000 tons #4 minus Crusher fines
31,000 tons #4 minus sand
 3,000  tons #4 X #6 Fines
 5,000 tons 3/8" X #4 Rock
 1,000 tons 1/2" X #4 Rock
 2,000  tons 3/4" X 1/2" Rock
 6,000  tons 7/8" X 3/8" Rock
 2,000 tons 1 1/2" X   7/8" Rock
97,000 tons 3/4" Roadbase

                             SCHEDULE 5.17 CUSTOMERS


SITE- KEIGLEY QUARRY
1.          *
2.          *
3.          *
4.          *
5.          *
6.          *
7.          *
8.          *
9.          *
10.         *


SITE- POINT OF MOUNTAIN
1.          *
2.          *
3.          *
4.          *
5.          *
6.          *
7.          *
8.          *
9.          *
10.         *




---------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

                         SCHEDULE 5.18 PRODUCT LIABILITY

                                      NONE

                       SCHEDULE 5.20 SUFFICIENCY OF ASSETS








                                      NONE

                             SCHEDULE 6.2 EMPLOYEES


*                                                 Dispatch Manager

*                                                 Dispatcher

*                                                 Dispatcher

*                                                 R/M Supervisor




---------------
* Omissions denoted by the asterisk are confidential materials separately filed with the Securities and Exchange Commission under a pending Confidential Treatment Request.

               SCHEDULE 7.3 PROPERTIES NEEDING POWERS OF ATTORNEY

Leland Yard

                   SCHEDULE 9.4(a) PROPERTIES TO BE SUBDIVIDED


SITE 91- LELAND YARD

Leland Yard (co-occupancy and Seller has the right to use the main office, shop and gravel stock pile)